UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: February 28

Registrant is making a filing for 23 of its series:

Wells Fargo Dynamic Target Today Fund, Wells Fargo Dynamic Target 2015 Fund, Wells Fargo Dynamic Target 2020 Fund, Wells Fargo Dynamic Target 2025 Fund, Wells Fargo Dynamic Target 2030 Fund, Wells Fargo Dynamic Target 2035 Fund, Wells Fargo Dynamic Target 2040 Fund, Wells Fargo Dynamic Target 2045 Fund, Wells Fargo Dynamic Target 2050 Fund, Wells Fargo Dynamic Target 2055 Fund, Wells Fargo Dynamic Target 2060 Fund, Wells Fargo Target Today Fund, Wells Fargo Target 2010 Fund, Wells Fargo Target 2015 Fund, Wells Fargo Target 2020 Fund, Wells Fargo Target 2025 Fund, Wells Fargo Target 2030 Fund, Wells Fargo Target 2035 Fund, Wells Fargo Target 2040 Fund, Wells Fargo Target 2045 Fund, Wells Fargo Target 2050 Fund, Wells Fargo Target 2055 Fund, and Wells Fargo Target 2060 Fund.

Date of reporting period: February 28, 2021

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
February 28, 2021
Target Date Retirement Funds
■	Wells Fargo Target Today Fund
■	Wells Fargo Target 2010 Fund
■	Wells Fargo Target 2015 Fund
■	Wells Fargo Target 2020 Fund
■	Wells Fargo Target 2025 Fund
■	Wells Fargo Target 2030 Fund
■	Wells Fargo Target 2035 Fund
■	Wells Fargo Target 2040 Fund
■	Wells Fargo Target 2045 Fund
■	Wells Fargo Target 2050 Fund
■	Wells Fargo Target 2055 Fund
■	Wells Fargo Target 2060 Fund

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The views expressed and any forward-looking statements are as of February 28, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Target Date Retirement Funds  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Target Date Funds for the 12-month period that ended February 28, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and a recovering consumer and corporate sentiment. Bond markets also produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policy-makers continued to fight the effects of the COVID-19 pandemic. Emerging market stocks led both U.S. and non-U.S. developed market stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index1, gained 31.29%. International stocks, as measured by the MSCI ACWI ex USA Index (Net)2, returned 26.18%, while the MSCI EM Index (Net)3, had stronger performance, with a 36.05% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 1.38%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged)5 gained 6.28%, and the Bloomberg Barclays Municipal Bond Index6 returned 1.06% while the ICE BofA U.S. High Yield Index7 returned 8.62%.
The COVID-19 lockdown began almost a year ago.
The global spread of COVID-19 led country after country to clamp down on social- and business-related activity in order to contain the virus. This sent economies into a deep contraction. Central banks responded by slashing interest rates and expanding quantitative easing programs to restore liquidity and market confidence. The U.S. Federal Reserve (Fed) launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase aggrements. Meanwhile, stock markets tumbled, ending the longest bull stock market in U.S. history.
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
“Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Target Date Retirement Funds

Letter to shareholders (unaudited)
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing Managers’ Indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.
By June, economies reopened and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced IT stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February 2020. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.

Target Date Retirement Funds  |  3

Letter to shareholders (unaudited)
“February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy.”
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January's expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financial, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Target Date Retirement Funds

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins more than $350 trillion of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (extended through June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
Each Fund holds at least one security that uses LIBOR as a floating reference rate and has a maturity date after 12-31-2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by each Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. Each Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Funds' Statement of Additional Information.

Target Date Retirement Funds  |  5

Wells Fargo Target Date Funds

Investment objective
Each Fund seeks total return over time, consistent with its strategic target asset allocation.
Manager
Wells Fargo Funds Management, LLC
Subadviser
Wells Fargo Capital Management Incorporated
Portfolio managers
Kandarp R. Acharya, CFA®‡, FRM
Petros N. Bocray, CFA®‡, FRM
Christian L. Chan, CFA®‡
The target date represents the year in which investors may likely begin withdrawing assets. The Funds gradually seek to reduce market risk as the target date approaches and after it arrives by decreasing equity exposure and increasing fixed income exposure. The principal value is not guaranteed at any time, including at the target date.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by each Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on each Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Funds will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Funds are exposed to foreign investment risk, mortgage- and asset-backed securities risk, regulatory risk, and smaller-company investment risk. Consult the Funds’ prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Target Date Retirement Funds

Wells Fargo Target Today Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (STWRX)	3-1-1994	1.52	3.60	2.83	7.70	4.85	3.44	0.98	0.60
Class C (WFODX)	12-1-1998	5.92	4.05	2.67	6.92	4.05	2.67	1.73	1.35
Class R (WFRRX)[3]	6-28-2013	–	–	–	8.18	4.71	3.28	1.23	0.85
Class R4 (WOTRX)[4]	11-30-2012	–	–	–	7.98	5.07	3.77	0.70	0.29
Class R6 (WOTDX)	6-30-2004	–	–	–	8.10	5.29	3.93	0.55	0.14
Administrator Class (WFLOX)	11-8-1999	–	–	–	7.81	4.95	3.58	0.90	0.49
S&P Target Date Retirement Income Index[5]	–	–	–	–	10.19	6.56	5.24	–	–
Wells Fargo Target Today Blended Index[6]	–	–	–	–	8.71	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.12% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.
[5]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[6]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

Target Date Retirement Funds  |  7

Wells Fargo Target Today Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date Retirement Income Index and the Wells Fargo Target Today Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Ten largest holdings (%) as of February 28, 2021[1]
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	34.81
Wells Fargo Investment Grade Corporate Bond Portfolio	18.09
Wells Fargo Strategic Retirement Bond Portfolio	11.75
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	11.69
Wells Fargo Factor Enhanced International Equity Portfolio	5.97
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio	4.95
Wells Fargo High Yield Corporate Bond Portfolio	2.94
Wells Fargo Emerging Markets Bond Portfolio	2.93
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	2.88
Wells Fargo U.S. REIT Portfolio	2.46
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

8  |  Target Date Retirement Funds

Wells Fargo Target Today Fund (continued)

Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	1.00	6.44	0.96
Class C	1.00	6.47	0.96
Class R	1.00	6.45	0.96
Class R4	1.00	6.45	0.96
Class R6	1.00	6.49	0.96
Administrator Class	1.00	6.46	0.96

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date Retirement Income Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  9

Performance highlights (unaudited)
Wells Fargo Target 2010 Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (STNRX)	3-1-1994	1.86	3.82	3.09	8.04	5.06	3.70	1.00	0.60
Class C (WFOCX)	12-1-1998	6.29	4.27	2.93	7.29	4.27	2.93	1.75	1.35
Class R (WFARX)[3]	6-28-2013	–	–	–	8.83	5.00	3.58	1.25	0.85
Class R4 (WFORX)[4]	11-30-2012	–	–	–	8.37	5.38	4.08	0.72	0.29
Class R6 (WFOAX)	6-30-2004	–	–	–	8.54	5.54	4.20	0.57	0.14
Administrator Class (WFLGX)	11-8-1999	–	–	–	8.13	5.16	3.84	0.92	0.49
S&P Target Date 2010 Index[5]	–	–	–	–	12.23	7.51	5.88	–	–
Wells Fargo Target 2010 Blended Index[6]	–	–	–	–	8.93	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.12% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.
[5]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[6]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

10  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Target 2010 Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2010 Index and the Wells Fargo Target 2010 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Ten largest holdings (%) as of February 28, 2021[1]
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	34.81
Wells Fargo Investment Grade Corporate Bond Portfolio	18.08
Wells Fargo Strategic Retirement Bond Portfolio	11.80
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	11.61
Wells Fargo Factor Enhanced International Equity Portfolio	5.98
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio	4.94
Wells Fargo High Yield Corporate Bond Portfolio	2.97
Wells Fargo Emerging Markets Bond Portfolio	2.93
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	2.87
Wells Fargo U.S. REIT Portfolio	2.45
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Target Date Retirement Funds  |  11

Performance highlights (unaudited)
Wells Fargo Target 2010 Fund (continued)

Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.89	6.62	0.96
Class C	0.89	6.62	0.96
Class R	0.90	6.66	0.96
Class R4	0.89	6.62	0.95
Class R6	0.89	6.61	0.95
Administrator Class	0.89	6.61	0.95

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2010 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

12  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Target 2015 Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFACX)[3]	11-30-2012	3.08	4.49	3.69	9.40	5.73	4.30	0.95	0.60
Class R (WFBRX)[4]	6-28-2013	–	–	–	10.33	5.69	4.15	1.20	0.85
Class R4 (WFSRX)[5]	11-30-2012	–	–	–	9.58	6.03	4.64	0.67	0.29
Class R6 (WFSCX)	6-29-2007	–	–	–	9.82	6.22	4.76	0.52	0.14
Administrator Class (WFFFX)	6-29-2007	–	–	–	9.51	5.87	4.41	0.87	0.49
S&P Target Date 2015 Index[6]	–	–	–	–	13.64	8.31	6.47	–	–
Wells Fargo Target 2015 Blended Index[7]	–	–	–	–	10.36	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.12% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class A shares.
[4]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.
[5]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.
[6]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[7]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

Target Date Retirement Funds  |  13

Performance highlights (unaudited)
Wells Fargo Target 2015 Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2015 Index and the Wells Fargo Target 2015 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Ten largest holdings (%) as of February 28, 2021[1]
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	32.27
Wells Fargo Investment Grade Corporate Bond Portfolio	16.76
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	14.63
Wells Fargo Strategic Retirement Bond Portfolio	10.94
Wells Fargo Factor Enhanced International Equity Portfolio	7.52
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio	3.94
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	3.62
Wells Fargo U.S. REIT Portfolio	2.94
Wells Fargo High Yield Corporate Bond Portfolio	2.75
Wells Fargo Emerging Markets Bond Portfolio	2.71
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

14  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Target 2015 Fund (continued)

Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.88	7.41	0.96
Class R	0.88	7.41	0.97
Class R4	0.89	7.43	0.96
Class R6	0.88	7.37	0.96
Administrator Class	0.88	7.37	0.96

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2015 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  15

Performance highlights (unaudited)
Wells Fargo Target 2020 Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (STTRX)	3-1-1994	4.56	5.41	4.35	10.93	6.67	4.97	0.76	0.60
Class C (WFLAX)	12-1-1998	9.05	5.86	4.18	10.05	5.86	4.18	1.51	1.35
Class R (WFURX)[3]	6-28-2013	–	–	–	10.94	6.48	4.78	1.01	0.85
Class R4 (WFLRX)[4]	11-30-2012	–	–	–	11.15	6.99	5.34	0.48	0.29
Class R6 (WFOBX)	6-30-2004	–	–	–	11.40	7.16	5.47	0.33	0.14
Administrator Class (WFLPX)	11-8-1999	–	–	–	10.99	6.77	5.10	0.68	0.49
S&P Target Date 2020 Index[5]	–	–	–	–	14.57	8.99	6.95	–	–
Wells Fargo Target 2020 Blended Index[6]	–	–	–	–	12.06	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.13% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.
[5]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[6]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

16  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Target 2020 Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2020 Index and the Wells Fargo Target 2020 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Ten largest holdings (%) as of February 28, 2021[1]
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	29.91
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	17.41
Wells Fargo Investment Grade Corporate Bond Portfolio	15.56
Wells Fargo Strategic Retirement Bond Portfolio	10.10
Wells Fargo Factor Enhanced International Equity Portfolio	8.95
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	4.27
Wells Fargo U.S. REIT Portfolio	3.28
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio	2.96
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	2.61
Wells Fargo High Yield Corporate Bond Portfolio	2.54
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Target Date Retirement Funds  |  17

Performance highlights (unaudited)
Wells Fargo Target 2020 Fund (continued)

Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.90	8.36	0.97
Class C	0.91	8.36	0.97
Class R	0.90	8.36	0.97
Class R4	0.91	8.40	0.97
Class R6	0.91	8.39	0.97
Administrator Class	0.91	8.39	0.97

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2020 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

18  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Target 2025 Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFAYX)[3]	11-30-2012	7.12	6.62	5.19	13.66	7.90	5.82	0.77	0.60
Class R (WFHRX)[4]	6-28-2013	–	–	–	14.13	7.59	5.54	1.02	0.85
Class R4 (WFGRX)[5]	11-30-2012	–	–	–	14.08	8.25	6.18	0.49	0.29
Class R6 (WFTYX)	6-29-2007	–	–	–	14.04	8.37	6.29	0.34	0.14
Administrator Class (WFTRX)	6-29-2007	–	–	–	13.71	8.04	5.94	0.69	0.49
S&P Target Date 2025 Index[6]	–	–	–	–	17.57	10.02	7.55	–	–
Wells Fargo Target 2025 Blended Index[7]	–	–	–	–	15.05	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.13% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class A shares.
[4]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.
[5]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.
[6]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[7]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

Target Date Retirement Funds  |  19

Performance highlights (unaudited)
Wells Fargo Target 2025 Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2025 Index and the Wells Fargo Target 2025 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Ten largest holdings (%) as of February 28, 2021[1]
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	27.02
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	23.17
Wells Fargo Investment Grade Corporate Bond Portfolio	14.04
Wells Fargo Factor Enhanced International Equity Portfolio	12.47
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	5.72
Wells Fargo Strategic Retirement Bond Portfolio	5.06
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	3.63
Wells Fargo U.S. REIT Portfolio	2.46
Wells Fargo High Yield Corporate Bond Portfolio	2.27
Wells Fargo Emerging Markets Bond Portfolio	2.26
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

20  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Target 2025 Fund (continued)

Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.91	9.93	0.98
Class R	0.92	10.10	0.98
Class R4	0.91	9.92	0.98
Class R6	0.92	10.09	0.98
Administrator Class	0.92	10.03	0.98

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2025 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  21

Performance highlights (unaudited)
Wells Fargo Target 2030 Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (STHRX)	3-1-1994	9.64	7.89	5.93	16.32	9.18	6.56	0.75	0.60
Class C (WFDMX)	12-1-1998	14.48	8.36	5.76	15.48	8.36	5.76	1.50	1.35
Class R (WFJRX)[3]	6-28-2013	–	–	–	16.76	9.02	6.39	1.00	0.85
Class R4 (WTHRX)[4]	11-30-2012	–	–	–	16.64	9.51	6.95	0.47	0.29
Class R6 (WFOOX)	6-30-2004	–	–	–	16.84	9.67	7.07	0.32	0.14
Administrator Class (WFLIX)	11-8-1999	–	–	–	16.41	9.30	6.70	0.67	0.49
S&P Target Date 2030 Index[5]	–	–	–	–	20.39	10.94	8.09	–	–
Wells Fargo Target 2030 Blended Index[6]	–	–	–	–	18.17	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.14% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.
[5]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[6]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

22  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Target 2030 Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2030 Index and the Wells Fargo Target 2030 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Ten largest holdings (%) as of February 28, 2021[1]
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	29.43
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	23.02
Wells Fargo Factor Enhanced International Equity Portfolio	16.52
Wells Fargo Investment Grade Corporate Bond Portfolio	11.97
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	7.24
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	4.80
Wells Fargo High Yield Corporate Bond Portfolio	1.93
Wells Fargo Emerging Markets Bond Portfolio	1.91
Wells Fargo Strategic Retirement Bond Portfolio	1.34
Wells Fargo U.S. REIT Portfolio	1.00
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Target Date Retirement Funds  |  23

Performance highlights (unaudited)
Wells Fargo Target 2030 Fund (continued)

Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.91	11.61	0.98
Class C	0.91	11.61	0.98
Class R	0.92	11.69	0.99
Class R4	0.92	11.64	0.98
Class R6	0.92	11.64	0.99
Administrator Class	0.92	11.65	0.98

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2030 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

24  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Target 2035 Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFQBX)[3]	11-30-2012	12.20	9.05	6.62	19.04	10.35	7.26	0.80	0.60
Class R (WFKRX)[4]	6-28-2013	–	–	–	18.81	10.07	6.98	1.05	0.85
Class R4 (WTTRX)[5]	11-30-2012	–	–	–	19.51	10.69	7.61	0.52	0.29
Class R6 (WFQRX)	6-29-2007	–	–	–	19.64	10.84	7.73	0.37	0.14
Administrator Class (WFQWX)	6-29-2007	–	–	–	19.17	10.45	7.34	0.72	0.49
S&P Target Date 2035 Index[6]	–	–	–	–	23.52	11.86	8.63	–	–
Wells Fargo Target 2035 Blended Index[7]	–	–	–	–	21.17	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.15% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class A shares.
[4]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.
[5]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.
[6]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[7]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

Target Date Retirement Funds  |  25

Performance highlights (unaudited)
Wells Fargo Target 2035 Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2035 Index and the Wells Fargo Target 2035 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Holdings (%) as of February 28, 2021[1]
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	34.82
Wells Fargo Factor Enhanced International Equity Portfolio	20.37
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	18.02
Wells Fargo Investment Grade Corporate Bond Portfolio	9.39
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	8.62
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	5.86
Wells Fargo High Yield Corporate Bond Portfolio	1.51
Wells Fargo Emerging Markets Bond Portfolio	1.51
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

26  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Target 2035 Fund (continued)

Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.92	13.24	0.99
Class R	0.92	13.29	0.99
Class R4	0.92	13.30	0.99
Class R6	0.92	13.26	0.99
Administrator Class	0.92	13.29	0.99

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2035 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  27

Performance highlights (unaudited)
Wells Fargo Target 2040 Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (STFRX)	3-1-1994	13.98	9.85	7.04	20.97	11.15	7.67	0.76	0.60
Class C (WFOFX)	7-1-1998	19.19	10.33	6.87	20.19	10.33	6.87	1.51	1.35
Class R (WFMRX)[3]	6-28-2013	–	–	–	21.30	11.00	7.51	1.01	0.85
Class R4 (WTFRX)[4]	11-30-2012	–	–	–	21.45	11.52	8.06	0.48	0.29
Class R6 (WFOSX)	6-30-2004	–	–	–	21.64	11.67	8.19	0.33	0.14
Administrator Class (WFLWX)	11-8-1999	–	–	–	21.11	11.27	7.81	0.68	0.49
S&P Target Date 2040 Index[5]	–	–	–	–	25.71	12.52	9.00	–	–
Wells Fargo Target 2040 Blended Index[6]	–	–	–	–	23.62	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.15% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.
[5]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[6]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

28  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Target 2040 Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2040 Index and the Wells Fargo Target 2040 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Holdings (%) as of February 28, 2021[1]
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	39.36
Wells Fargo Factor Enhanced International Equity Portfolio	23.96
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	11.83
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	9.82
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	6.97
Wells Fargo Investment Grade Corporate Bond Portfolio	6.14
Wells Fargo High Yield Corporate Bond Portfolio	1.00
Wells Fargo Emerging Markets Bond Portfolio	0.98
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Target Date Retirement Funds  |  29

Performance highlights (unaudited)
Wells Fargo Target 2040 Fund (continued)

Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.94	14.62	0.99
Class C	0.94	14.63	0.99
Class R	0.94	14.66	0.99
Class R4	0.94	14.61	0.99
Class R6	0.94	14.59	0.99
Administrator Class	0.94	14.60	0.99

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2040 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

30  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Target 2045 Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFQVX)[3]	11-30-2012	15.27	10.43	7.37	22.27	11.74	8.01	0.88	0.60
Class R (WFNRX)[4]	6-28-2013	–	–	–	22.70	11.58	7.81	1.13	0.85
Class R4 (WFFRX)[5]	11-30-2012	–	–	–	22.66	12.08	8.37	0.60	0.29
Class R6 (WFQPX)	6-29-2007	–	–	–	22.73	12.22	8.48	0.45	0.14
Administrator Class (WFQYX)	6-29-2007	–	–	–	22.38	11.82	8.10	0.80	0.49
S&P Target Date 2045 Index[6]	–	–	–	–	26.95	12.92	9.24	–	–
Wells Fargo Target 2045 Blended Index[7]	–	–	–	–	24.95	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.16% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class A shares.
[4]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.
[5]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.
[6]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[7]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

Target Date Retirement Funds  |  31

Performance highlights (unaudited)
Wells Fargo Target 2045 Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2045 Index and the Wells Fargo Target 2045 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Holdings (%) as of February 28, 2021[1]
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	41.43
Wells Fargo Factor Enhanced International Equity Portfolio	25.82
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	10.27
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	9.04
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	7.49
Wells Fargo Investment Grade Corporate Bond Portfolio	4.69
Wells Fargo High Yield Corporate Bond Portfolio	0.76
Wells Fargo Emerging Markets Bond Portfolio	0.75
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

32  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Target 2045 Fund (continued)

Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.95	15.45	0.99
Class R	0.96	15.51	0.99
Class R4	0.95	15.46	0.99
Class R6	0.95	15.46	0.99
Administrator Class	0.95	15.39	0.99

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2045 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  33

Performance highlights (unaudited)
Wells Fargo Target 2050 Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFQAX)[3]	11-30-2012	16.11	10.63	7.47	23.13	11.95	8.11	0.83	0.60
Class C (WFQCX)[4]	11-30-2012	21.23	11.10	7.29	22.23	11.10	7.29	1.58	1.35
Class R (WFWRX)[5]	6-28-2013	–	–	–	23.96	11.87	7.94	1.08	0.85
Class R4 (WQFRX)[6]	11-30-2012	–	–	–	23.61	12.33	8.47	0.55	0.29
Class R6 (WFQFX)	6-29-2007	–	–	–	23.63	12.46	8.58	0.40	0.14
Administrator Class (WFQDX)	6-29-2007	–	–	–	23.31	12.08	8.22	0.75	0.49
S&P Target Date 2045 Index[7]	–	–	–	–	26.95	12.92	9.24	–	–
S&P Target Date 2050 Index**,7	–	–	–	–	27.68	13.23	–	–	–
Wells Fargo Target 2050 Blended Index [8]	–	–	–	–	26.06	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
**	The inception date of the index is June 1, 2012.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.16% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class A shares.
[4]	Historical performance shown for the Class C shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class C shares.
[5]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.
[6]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.
[7]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[8]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

34  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Target 2050 Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2050 Index and the Wells Fargo Target 2050 Blended Index. The performance shown for the S&P Target Date 2050 Index represents the returns of the S&P Target Date 2045 Index from 2/28/2011 to 5/31/2012 and the S&P Target Date 2050 Index from 6/1/2012 (index inception date) through period end. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Holdings (%) as of February 28, 2021[1]
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	43.52
Wells Fargo Factor Enhanced International Equity Portfolio	27.70
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	10.86
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	8.01
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	5.92
Wells Fargo Investment Grade Corporate Bond Portfolio	3.07
Wells Fargo High Yield Corporate Bond Portfolio	0.50
Wells Fargo Emerging Markets Bond Portfolio	0.49
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Target Date Retirement Funds  |  35

Performance highlights (unaudited)
Wells Fargo Target 2050 Fund (continued)

Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.97	16.03	0.99
Class C	0.97	16.01	0.99
Class R	0.97	16.11	0.99
Class R4	0.97	16.02	0.99
Class R6	0.97	16.04	0.99
Administrator Class	0.96	15.94	0.99

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2050 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

36  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Target 2055 Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WFQZX)[3]	11-30-2012	16.18	10.63	7.71	23.23	11.96	8.37	1.21	0.60
Class R (WFYRX)[4]	6-28-2013	–	–	–	23.63	11.81	8.10	1.46	0.85
Class R4 (WFVRX)[5]	11-30-2012	–	–	–	23.59	12.31	8.73	0.93	0.29
Class R6 (WFQUX)	6-30-2011	–	–	–	23.80	12.48	8.86	0.78	0.14
Administrator Class (WFLHX)	6-30-2011	–	–	–	23.33	12.06	8.48	1.13	0.49
S&P Target Date 2055 Index[6]	–	–	–	–	27.92	13.39	9.86 *	–	–
Wells Fargo Target 2055 Blended Index[7]	–	–	–	–	26.06	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.16% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class A shares.
[4]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.
[5]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.
[6]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[7]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

Target Date Retirement Funds  |  37

Performance highlights (unaudited)
Wells Fargo Target 2055 Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance of Class A shares since June 30, 2011 with the S&P Target Date 2055 Index and the Wells Fargo Target 2055 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Holdings (%) as of February 28, 2021[1]
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	43.65
Wells Fargo Factor Enhanced International Equity Portfolio	27.83
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	10.96
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	8.02
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	6.05
Wells Fargo Investment Grade Corporate Bond Portfolio	3.15
Wells Fargo High Yield Corporate Bond Portfolio	0.51
Wells Fargo Emerging Markets Bond Portfolio	0.51
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

38  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Target 2055 Fund (continued)

Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.96	16.08	0.99
Class R	0.97	16.17	0.99
Class R4	0.96	16.13	0.99
Class R6	0.96	16.07	0.99
Administrator Class	0.96	16.09	0.99

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2055 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  39

Performance highlights (unaudited)
Wells Fargo Target 2060 Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WFAFX)	6-30-2015	16.19	10.61	7.17	23.30	11.93	8.29	1.61	0.60
Class C (WFCFX)	6-30-2015	22.38	11.27	7.64	23.38	11.27	7.64	2.36	1.35
Class R (WFRFX)	6-30-2015	–	–	–	24.39	11.86	8.22	1.86	0.85
Class R4 (WFSFX)	6-30-2015	–	–	–	23.74	12.27	8.65	1.33	0.29
Class R6 (WFUFX)	6-30-2015	–	–	–	23.95	12.44	8.79	1.18	0.14
Administrator Class (WFDFX)	6-30-2015	–	–	–	23.41	12.05	8.42	1.53	0.49
S&P Target Date 2055 Index[3]	–	–	–	–	27.92	13.39	9.98 *	–	–
S&P Target Date 2060+ Index**,3	–	–	–	–	28.08	–	–	–	–
Wells Fargo Target 2060 Blended Index[4]	–	–	–	–	26.06	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
**	The inception date of the index is May 31, 2016.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.16% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix I for additional information. You cannot invest directly in an index.

40  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Target 2060 Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance of Class A shares since inception with the S&P Target Date 2060+ Index and the Wells Fargo Target 2060 Blended Index. The performance shown for the S&P Target Date 2060+ Index represents the returns of the S&P Target Date 2055 Index from 6/30/2015 to 5/30/2016 and the S&P Target Date 2060+ Index from 5/31/2016 (index inception date) through period end. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Holdings (%) as of February 28, 2021[1]
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	43.41
Wells Fargo Factor Enhanced International Equity Portfolio	27.74
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	10.92
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	8.10
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	6.09
Wells Fargo Investment Grade Corporate Bond Portfolio	3.18
Wells Fargo High Yield Corporate Bond Portfolio	0.51
Wells Fargo Emerging Markets Bond Portfolio	0.51
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Target Date Retirement Funds  |  41

Performance highlights (unaudited)
Wells Fargo Target 2060 Fund (continued)

Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.96	16.13	0.99
Class C	0.97	16.22	0.99
Class R	0.97	16.23	0.99
Class R4	0.96	16.12	0.99
Class R6	0.96	16.13	0.99
Administrator Class	0.96	16.13	0.99

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2060+ Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

42  |  Target Date Retirement Funds

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
The Wells Fargo Target Date Funds seek to manage the asset allocation and risk profile of multi-asset-class funds for investors as they save for their target retirement date. The strategic asset allocations are designed to provide high levels of diversification across equity and fixed-income investments. Our approach to portfolio construction helps investors make more aggressive allocations when they may be most beneficial while remaining diversified to manage risks during bear markets.
All of the Wells Fargo Target Date Funds invest at different allocation levels in the same underlying portfolios, which seek to gain exposure to a blend of factor-enhanced equity and factor-enhanced bond investments, including domestic, international, and emerging market equities and debt. The breadth and depth of diversification and disciplined asset allocation help manage risk but does not eliminate it. The factor-enhanced equity portfolios contain a broad mix of large-cap, mid-cap, small-cap, growth, value, and international stocks, including emerging markets. The fixed-income portfolios invest in several types of fixed-income securities, including U.S. and non-U.S. government bonds, corporate bonds, and high-yield securities. In addition, depending on the number of years to the target retirement date, the portfolios invest in other assets such as real estate investment trusts (REITs) and Treasury Inflation-Protected Securities.
The Funds address investment risk through diversification and disciplined asset allocation.
The Wells Fargo Target Date Funds are designed to become more conservative as a fund moves down the glide path and its target date approaches. Our goal is to manage the relative risk of each Fund as dictated by the glide path. A fund’s targeted risk is not the same as a fund’s equity allocation percentage because fixed-income securities, other assets, and cash equivalents carry risks. While asset allocation and diversification do not ensure or guarantee better performance and cannot eliminate the risk of investment losses, we adjust each Fund’s allocations to equities, fixed income, other assets, and cash equivalents on a monthly basis in response to changing market conditions and the Fund’s movement down the strategic glide path, which represents relative risk as it moves toward the target retirement date.
Global equity markets rose sharply during the 12-month period.
Equity markets rose sharply during the 12-month period despite the sharp sell-off in the first quarter of 2020. Mounting fears of the rapid spread of COVID-19 and the economic impact of shutdowns in the U.S. and across the globe sent markets reeling in February and March 2020. In fact, markets experienced their fastest bear market in history. The subsequent recovery, which picked up steam in the second quarter of 2020, was just as remarkable. After a miserable first quarter, equity markets posted their strongest second-quarter gains in more than 20 years. During the period as a whole, global equities, as measured by the MSCI ACWI (Net)1, rose by 30.25%, while the U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index2, gained 1.38%.
For the 12-month period that ended February 28, 2021, each Wells Fargo Target Date Fund posted positive returns. Twelve Funds comprise the Wells Fargo Target Date Funds. Seven of the Funds offer six share classes, including two classes with sales charges. The Funds lagged their respective benchmarks, the S&P Target Date Indexes, during the period. The underperformance was driven by lower strategic allocations to equities, a more conservative glide path, as well as some of the underlying Factor-Enhanced Equity portfolios, which trailed their broad-based market indexes during the 12-month period. Within the equity segment of the Funds, the Factor-Enhanced U.S. Large Cap, Factor Enhanced U.S. Small Cap, and Factor Enhanced Emerging Market Equity portfolios underperformed their broad market indexes, while the Factor-Enhanced International Equity portfolio outperformed its benchmark.
Outlook
2021 is a year of second chances. Going into 2020, trailing earnings for companies in the S&P 500 Index3 were around $157 billion. We think corporate America should be able to earn that back. Also going into 2020, there was hope of a synchronized global recovery after the fallout from the U.S.-China trade war. Now there is hope of a synchronized global

[1]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI)(Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.
[2]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI)(Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.
[3]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

Target Date Retirement Funds  |  43

Performance highlights (unaudited)
MANAGER’S DISCUSSION (continued)
recovery with the help of the COVID-19 vaccine. The difference is that while in 2020, we were starting very late in the cycle, we are now starting with synchronized growth and a brand new cycle in front of us.
Indicators are pointing to a decent first quarter, but the rebound is likely to be uneven with the U.S. and emerging markets advancing faster than Europe and Japan and manufacturing maintaining momentum while services struggle to get some footing. Breakeven inflation rates and yields have risen sharply this year. Inflation uncertainty is high, but the consensus seems to be revising growth expectations upward from a modest recovery to something much more robust.
We will continue to monitor the situation carefully and stand ready to adjust exposures as needed.

44  |  Target Date Retirement Funds

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from September 1, 2020 to February 28, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 9-1-2020	Ending account value 2-28-2021	Expenses paid during the period[1]	Annualized net expense ratio
Target Today Fund
Class A
Actual	$1,000.00	$1,033.68	$2.82	0.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.02	$2.81	0.56%
Class C
Actual	$1,000.00	$1,030.08	$6.80	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R
Actual	$1,000.00	$1,031.77	$4.28	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class R4
Actual	$1,000.00	$1,034.84	$1.46	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$1,035.31	$0.71	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$1,034.31	$2.42	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.41	0.48%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Target Date Retirement Funds  |  45

Fund expenses (unaudited)
	Beginning account value 9-1-2020	Ending account value 2-28-2021	Expenses paid during the period[1]	Annualized net expense ratio
Target 2010 Fund
Class A
Actual	$1,000.00	$1,035.13	$2.88	0.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$2.86	0.57%
Class C
Actual	$1,000.00	$1,031.07	$6.80	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R
Actual	$1,000.00	$1,033.27	$4.18	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	$4.16	0.83%
Class R4
Actual	$1,000.00	$1,036.27	$1.46	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$1,037.24	$0.71	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$1,035.18	$2.47	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
Target 2015 Fund
Class A
Actual	$1,000.00	$1,045.51	$2.79	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76	0.55%
Class R
Actual	$1,000.00	$1,043.23	$4.15	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	$4.11	0.82%
Class R4
Actual	$1,000.00	$1,045.40	$1.47	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$1,047.59	$0.71	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$1,044.61	$2.48	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

46  |  Target Date Retirement Funds

Fund expenses (unaudited)
	Beginning account value 9-1-2020	Ending account value 2-28-2021	Expenses paid during the period[1]	Annualized net expense ratio
Target 2020 Fund
Class A
Actual	$1,000.00	$1,056.43	$2.91	0.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$2.86	0.57%
Class C
Actual	$1,000.00	$1,052.14	$6.87	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R
Actual	$1,000.00	$1,055.09	$4.33	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class R4
Actual	$1,000.00	$1,057.61	$1.48	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$1,058.31	$0.71	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$1,056.54	$2.50	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
Target 2025 Fund
Class A
Actual	$1,000.00	$1,073.02	$2.88	0.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.02	$2.81	0.56%
Class R
Actual	$1,000.00	$1,072.89	$4.37	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class R4
Actual	$1,000.00	$1,075.71	$1.49	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$1,075.23	$0.72	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$1,074.53	$2.52	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Target Date Retirement Funds  |  47

Fund expenses (unaudited)
	Beginning account value 9-1-2020	Ending account value 2-28-2021	Expenses paid during the period[1]	Annualized net expense ratio
Target 2030 Fund
Class A
Actual	$1,000.00	$1,091.32	$2.96	0.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$2.86	0.57%
Class C
Actual	$1,000.00	$1,087.36	$6.99	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R
Actual	$1,000.00	$1,089.62	$4.25	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	$4.11	0.82%
Class R4
Actual	$1,000.00	$1,092.65	$1.50	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$1,093.53	$0.73	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$1,092.13	$2.54	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
Target 2035 Fund
Class A
Actual	$1,000.00	$1,110.63	$2.93	0.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.02	$2.81	0.56%
Class R
Actual	$1,000.00	$1,107.69	$4.44	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class R4
Actual	$1,000.00	$1,112.41	$1.52	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$1,112.09	$0.73	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$1,110.00	$2.56	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

48  |  Target Date Retirement Funds

Fund expenses (unaudited)
	Beginning account value 9-1-2020	Ending account value 2-28-2021	Expenses paid during the period[1]	Annualized net expense ratio
Target 2040 Fund
Class A
Actual	$1,000.00	$1,123.93	$3.05	0.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$2.91	0.58%
Class C
Actual	$1,000.00	$1,120.68	$7.10	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R
Actual	$1,000.00	$1,123.17	$4.42	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.63	$4.21	0.84%
Class R4
Actual	$1,000.00	$1,126.23	$1.53	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$1,127.12	$0.74	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$1,125.06	$2.58	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
Target 2045 Fund
Class A
Actual	$1,000.00	$1,132.87	$3.01	0.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$2.86	0.57%
Class R
Actual	$1,000.00	$1,132.00	$4.49	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class R4
Actual	$1,000.00	$1,134.43	$1.53	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$1,136.01	$0.74	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$1,133.98	$2.59	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Target Date Retirement Funds  |  49

Fund expenses (unaudited)
	Beginning account value 9-1-2020	Ending account value 2-28-2021	Expenses paid during the period[1]	Annualized net expense ratio
Target 2050 Fund
Class A
Actual	$1,000.00	$1,141.01	$3.03	0.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$2.86	0.57%
Class C
Actual	$1,000.00	$1,135.22	$7.15	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R
Actual	$1,000.00	$1,138.25	$4.51	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class R4
Actual	$1,000.00	$1,143.05	$1.54	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$1,141.58	$0.74	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$1,139.91	$2.60	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
Target 2055 Fund
Class A
Actual	$1,000.00	$1,141.30	$3.03	0.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$2.86	0.57%
Class R
Actual	$1,000.00	$1,138.93	$4.51	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class R4
Actual	$1,000.00	$1,143.14	$1.54	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$1,143.96	$0.74	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$1,141.98	$2.60	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

50  |  Target Date Retirement Funds

Fund expenses (unaudited)
	Beginning account value 9-1-2020	Ending account value 2-28-2021	Expenses paid during the period[1]	Annualized net expense ratio
Target 2060 Fund
Class A
Actual	$1,000.00	$1,140.27	$3.13	0.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$2.96	0.59%
Class C
Actual	$1,000.00	$1,136.37	$7.15	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R
Actual	$1,000.00	$1,140.12	$4.51	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class R4
Actual	$1,000.00	$1,143.36	$1.54	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$1,143.98	$0.74	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$1,140.79	$2.60	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Target Date Retirement Funds  |  51

Portfolio of investments—February 28, 2021
Target Today Fund

		Value
Investment companies: 100.22%
Affiliated master portfolios: 100.22%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 20,484,805
Wells Fargo Emerging Markets Bond Portfolio		1,723,067
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		1,026,254
Wells Fargo Factor Enhanced International Equity Portfolio		3,510,704
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		6,876,753
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio		2,913,624
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		1,693,601
Wells Fargo High Yield Corporate Bond Portfolio		1,731,739
Wells Fargo Investment Grade Corporate Bond Portfolio		10,647,002
Wells Fargo Strategic Retirement Bond Portfolio		6,916,519
Wells Fargo U.S. REIT Portfolio		1,447,359
Total Investment companies (Cost $50,273,264)		58,971,427
Total investments in securities (Cost $50,273,264)	100.22%	58,971,427
Other assets and liabilities, net	(0.22)	(126,520)
Total net assets	100.00%	$58,844,907
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	3.44%	3.49%	$ 481,005	$ (685,508)	$ 338,276	$ 0	$ 806	$ 20,484,805
Wells Fargo Emerging Markets Bond Portfolio	4.45	4.67	(65,958)	(3,905)	82,956	0	23	1,723,067
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	0.61	0.60	(44,065)	267,086	10	29,693	56	1,026,254
Wells Fargo Factor Enhanced International Equity Portfolio	0.76	0.52	180,672	532,555	0	105,616	217	3,510,704
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	0.87	0.86	1,229,085	271,081	54	142,672	448	6,876,753
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio	0.00	11.42	73,518	276,561	0	35,650	56	2,913,624
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	0.90	0.81	97,613	582,091	18	24,031	136	1,693,601
Wells Fargo High Yield Corporate Bond Portfolio	3.46	3.46	(55,493)	72,956	104,568	0	61	1,731,739
Wells Fargo Investment Grade Corporate Bond Portfolio	4.53	4.63	204,455	(278,731)	358,769	0	103	10,647,002
Wells Fargo Strategic Retirement Bond Portfolio	10.17	4.46	103,295	62,628	96,320	0	42	6,916,519
Wells Fargo U.S. REIT Portfolio	5.66	5.66	(102,114)	203,537	0	41,332	21	1,447,359
			$2,102,013	$1,300,351	$980,971	$378,994	$1,969	$58,971,427	100.22%
The accompanying notes are an integral part of these financial statements.

52  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2021
Target 2010 Fund

		Value
Investment companies: 100.18%
Affiliated master portfolios: 100.18%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 18,720,439
Wells Fargo Emerging Markets Bond Portfolio		1,573,698
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		938,046
Wells Fargo Factor Enhanced International Equity Portfolio		3,216,435
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		6,240,948
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio		2,655,359
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		1,544,948
Wells Fargo High Yield Corporate Bond Portfolio		1,594,321
Wells Fargo Investment Grade Corporate Bond Portfolio		9,720,228
Wells Fargo Strategic Retirement Bond Portfolio		6,345,189
Wells Fargo U.S. REIT Portfolio		1,317,897
Total Investment companies (Cost $32,790,960)		53,867,508
Total investments in securities (Cost $32,790,960)	100.18%	53,867,508
Other assets and liabilities, net	(0.18)	(95,375)
Total net assets	100.00%	$53,772,133
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	3.06%	3.19%	$ 408,164	$ (573,471)	$ 302,090	$ 0	$ 715	$ 18,720,439
Wells Fargo Emerging Markets Bond Portfolio	3.95	4.26	(62,815)	1,629	74,065	0	21	1,573,698
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	0.59	0.55	(34,493)	269,911	9	27,490	51	938,046
Wells Fargo Factor Enhanced International Equity Portfolio	0.72	0.47	184,096	542,651	0	98,351	199	3,216,435
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	0.82	0.78	1,352,178	152,051	49	132,730	412	6,240,948
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio	0.00	10.41	63,570	154,487	0	31,136	48	2,655,359
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	0.85	0.74	131,314	561,546	16	22,108	123	1,544,948
Wells Fargo High Yield Corporate Bond Portfolio	3.05	3.18	(43,930)	66,098	93,392	0	54	1,594,321
Wells Fargo Investment Grade Corporate Bond Portfolio	4.01	4.23	202,353	(248,878)	320,153	0	91	9,720,228
Wells Fargo Strategic Retirement Bond Portfolio	9.04	4.09	87,119	64,837	86,002	0	38	6,345,189
Wells Fargo U.S. REIT Portfolio	5.34	5.15	(92,027)	205,186	0	37,711	19	1,317,897
			$2,195,529	$1,196,047	$875,776	$349,526	$1,771	$53,867,508	100.18%
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  53

Portfolio of investments—February 28, 2021
Target 2015 Fund

		Value
Investment companies: 100.26%
Affiliated master portfolios: 100.26%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 17,221,443
Wells Fargo Emerging Markets Bond Portfolio		1,447,593
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		1,160,245
Wells Fargo Factor Enhanced International Equity Portfolio		4,012,515
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		7,804,570
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio		2,101,473
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		1,933,830
Wells Fargo High Yield Corporate Bond Portfolio		1,466,581
Wells Fargo Investment Grade Corporate Bond Portfolio		8,944,909
Wells Fargo Strategic Retirement Bond Portfolio		5,836,461
Wells Fargo U.S. REIT Portfolio		1,568,163
Total Investment companies (Cost $40,420,969)		53,497,783
Total investments in securities (Cost $40,420,969)	100.26%	53,497,783
Other assets and liabilities, net	(0.26)	(138,055)
Total net assets	100.00%	$53,359,728
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	3.13%	2.93%	$ 455,268	$(604,474)	$ 291,561	$ 0	$ 692	$ 17,221,443
Wells Fargo Emerging Markets Bond Portfolio	4.04	3.92	(71,538)	4,233	71,128	0	20	1,447,593
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	0.74	0.68	(50,191)	326,886	6	34,497	65	1,160,245
Wells Fargo Factor Enhanced International Equity Portfolio	0.90	0.59	200,276	655,962	0	124,514	251	4,012,515
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	1.03	0.97	2,233,425	(418,564)	36	167,399	519	7,804,570
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio	0.00	8.24	51,788	231,700	0	25,371	39	2,101,473
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	1.07	0.92	154,685	682,839	20	27,826	155	1,933,830
Wells Fargo High Yield Corporate Bond Portfolio	3.12	2.93	(56,775)	68,543	89,862	0	53	1,466,581
Wells Fargo Investment Grade Corporate Bond Portfolio	4.10	3.89	263,929	(350,815)	308,144	0	89	8,944,909
Wells Fargo Strategic Retirement Bond Portfolio	9.24	3.76	95,102	53,896	83,539	0	37	5,836,461
Wells Fargo U.S. REIT Portfolio	6.84	6.13	(120,262)	228,804	0	46,757	24	1,568,163
			$3,155,707	$ 879,010	$844,296	$426,364	$1,944	$53,497,783	100.26%
The accompanying notes are an integral part of these financial statements.

54  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2021
Target 2020 Fund

		Value
Investment companies: 100.11%
Affiliated master portfolios: 100.11%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 92,880,065
Wells Fargo Emerging Markets Bond Portfolio		7,821,064
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		8,095,589
Wells Fargo Factor Enhanced International Equity Portfolio		27,792,089
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		54,075,416
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio		9,187,987
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		13,272,091
Wells Fargo High Yield Corporate Bond Portfolio		7,875,836
Wells Fargo Investment Grade Corporate Bond Portfolio		48,327,849
Wells Fargo Strategic Retirement Bond Portfolio		31,361,601
Wells Fargo U.S. REIT Portfolio		10,175,052
Total Investment companies (Cost $254,505,687)		310,864,639
Total investments in securities (Cost $254,505,687)	100.11%	310,864,639
Other assets and liabilities, net	(0.11)	(329,965)
Total net assets	100.00%	$310,534,674
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  55

Portfolio of investments—February 28, 2021
Target 2020 Fund

Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	16.98%	15.82%	$ 2,334,714	$ (2,966,833)	$ 1,516,540	$ 0	$ 3,603	$ 92,880,065
Wells Fargo Emerging Markets Bond Portfolio	21.86	21.18	(384,220)	21,881	370,666	0	105	7,821,064
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	5.16	4.73	(421,960)	2,367,363	85	235,271	435	8,095,589
Wells Fargo Factor Enhanced International Equity Portfolio	6.30	4.10	1,199,684	4,851,732	0	848,221	1,703	27,792,089
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	7.17	6.73	10,234,654	2,273,706	444	1,134,423	3,487	54,075,416
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio	0.00	36.02	176,120	520,592	0	106,258	163	9,187,987
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	7.54	6.34	762,785	5,032,292	146	188,420	1,047	13,272,091
Wells Fargo High Yield Corporate Bond Portfolio	16.95	15.72	(311,044)	361,940	468,205	0	278	7,875,836
Wells Fargo Investment Grade Corporate Bond Portfolio	22.25	21.03	1,321,942	(1,697,009)	1,606,605	0	469	48,327,849
Wells Fargo Strategic Retirement Bond Portfolio	46.07	20.22	453,893	270,020	398,271	0	177	31,361,601
Wells Fargo U.S. REIT Portfolio	42.17	39.76	(711,314)	1,209,900	0	274,383	146	10,175,052
			$14,655,254	$12,245,584	$4,360,962	$2,786,976	$11,613	$310,864,639	100.11%
The accompanying notes are an integral part of these financial statements.

56  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2021
Target 2025 Fund

		Value
Investment companies: 100.07%
Affiliated master portfolios: 100.07%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 52,718,884
Wells Fargo Emerging Markets Bond Portfolio		4,400,193
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		7,082,588
Wells Fargo Factor Enhanced International Equity Portfolio		24,334,389
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		45,212,055
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio		3,841,363
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		11,167,693
Wells Fargo High Yield Corporate Bond Portfolio		4,432,344
Wells Fargo Investment Grade Corporate Bond Portfolio		27,403,345
Wells Fargo Strategic Retirement Bond Portfolio		9,876,537
Wells Fargo U.S. REIT Portfolio		4,802,617
Total Investment companies (Cost $165,308,176)		195,272,008
Total investments in securities (Cost $165,308,176)	100.07%	195,272,008
Other assets and liabilities, net	(0.07)	(131,494)
Total net assets	100.00%	$195,140,514
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  57

Portfolio of investments—February 28, 2021
Target 2025 Fund

Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	10.24%	8.98%	$ 1,583,109	$(1,978,644)	$ 831,036	$ 0	$ 1,972	$ 52,718,884
Wells Fargo Emerging Markets Bond Portfolio	13.18	11.92	(241,045)	(16,645)	201,726	0	58	4,400,193
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	4.66	4.14	(489,245)	1,970,523	76	194,882	369	7,082,588
Wells Fargo Factor Enhanced International Equity Portfolio	5.67	3.59	910,647	3,713,059	0	704,316	1,447	24,334,389
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	6.15	5.62	10,667,032	(1,114,448)	378	903,166	2,841	45,212,055
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio	0.00	15.06	68,917	198,326	0	41,893	63	3,841,363
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	6.44	5.33	495,504	3,965,117	123	150,811	855	11,167,693
Wells Fargo High Yield Corporate Bond Portfolio	10.21	8.84	(230,594)	188,921	253,993	0	154	4,432,344
Wells Fargo Investment Grade Corporate Bond Portfolio	13.49	11.93	729,045	(1,192,111)	879,528	0	258	27,403,345
Wells Fargo Strategic Retirement Bond Portfolio	14.75	6.37	164,944	19,447	116,633	0	53	9,876,537
Wells Fargo U.S. REIT Portfolio	20.24	18.77	(328,654)	437,103	0	118,836	64	4,802,617
			$13,329,660	$ 6,190,648	$2,283,493	$2,113,904	$8,134	$195,272,008	100.07%
The accompanying notes are an integral part of these financial statements.

58  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2021
Target 2030 Fund

		Value
Investment companies: 100.14%
Affiliated master portfolios: 100.14%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 112,735,058
Wells Fargo Emerging Markets Bond Portfolio		9,346,925
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		23,483,785
Wells Fargo Factor Enhanced International Equity Portfolio		80,888,151
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		144,102,336
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio		4,805,558
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		35,454,555
Wells Fargo High Yield Corporate Bond Portfolio		9,452,026
Wells Fargo Investment Grade Corporate Bond Portfolio		58,607,355
Wells Fargo Strategic Retirement Bond Portfolio		6,578,975
Wells Fargo U.S. REIT Portfolio		4,873,712
Total Investment companies (Cost $409,088,271)		490,328,436
Total investments in securities (Cost $409,088,271)	100.14%	490,328,436
Other assets and liabilities, net	(0.14)	(682,371)
Total net assets	100.00%	$489,646,065
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  59

Portfolio of investments—February 28, 2021
Target 2030 Fund

Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	18.76%	19.20%	$ 2,595,289	$ (3,731,721)	$ 1,689,227	$ 0	$ 4,003	$ 112,735,058
Wells Fargo Emerging Markets Bond Portfolio	23.91	25.32	(364,701)	(46,268)	407,831	0	116	9,346,925
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	12.59	13.72	(858,725)	6,040,115	202	599,040	1,046	23,483,785
Wells Fargo Factor Enhanced International Equity Portfolio	15.39	11.93	2,431,498	13,492,203	0	2,141,745	4,136	80,888,151
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	16.00	17.93	19,421,531	10,889,413	991	2,654,483	7,753	144,102,336
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio	0.00	18.84	74,129	198,299	0	46,697	69	4,805,558
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	16.72	16.93	1,995,459	12,372,665	326	434,631	2,320	35,454,555
Wells Fargo High Yield Corporate Bond Portfolio	18.60	18.86	(314,057)	366,921	515,697	0	300	9,452,026
Wells Fargo Investment Grade Corporate Bond Portfolio	24.69	25.51	1,350,479	(1,977,836)	1,791,803	0	513	58,607,355
Wells Fargo Strategic Retirement Bond Portfolio	8.00	4.24	88,210	16,920	69,389	0	31	6,578,975
Wells Fargo U.S. REIT Portfolio	15.61	19.05	(248,745)	466,638	0	101,570	53	4,873,712
			$26,170,367	$38,087,349	$4,475,466	$5,978,166	$20,340	$490,328,436	100.14%
The accompanying notes are an integral part of these financial statements.

60  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2021
Target 2035 Fund

		Value
Investment companies: 100.10%
Affiliated master portfolios: 100.10%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 35,505,610
Wells Fargo Emerging Markets Bond Portfolio		2,966,210
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		11,550,683
Wells Fargo Factor Enhanced International Equity Portfolio		40,130,603
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		68,593,355
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		16,991,516
Wells Fargo High Yield Corporate Bond Portfolio		2,974,350
Wells Fargo Investment Grade Corporate Bond Portfolio		18,493,452
Total Investment companies (Cost $165,163,325)		197,205,779
Total investments in securities (Cost $165,163,325)	100.10%	197,205,779
Other assets and liabilities, net	(0.10)	(192,161)
Total net assets	100.00%	$197,013,618
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	5.92%	6.05%	$ 886,449	$ (1,244,452)	$ 505,941	$ 0	$ 1,020	$ 35,505,610
Wells Fargo Emerging Markets Bond Portfolio	7.62	8.03	(125,123)	(18,572)	123,220	0	19	2,966,210
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	6.31	6.75	(549,181)	2,893,401	39	286,037	556	11,550,683
Wells Fargo Factor Enhanced International Equity Portfolio	7.78	5.92	931,730	6,304,885	0	1,029,753	2,071	40,130,603
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	7.75	8.53	9,669,319	3,846,264	30	1,225,239	3,753	68,593,355
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	8.11	8.12	698,323	5,738,633	45	201,457	1,156	16,991,516
Wells Fargo High Yield Corporate Bond Portfolio	5.90	5.94	(114,889)	111,300	155,526	0	76	2,974,350
Wells Fargo Investment Grade Corporate Bond Portfolio	7.79	8.05	428,289	(724,085)	537,508	0	58	18,493,452
			$11,824,917	$16,907,374	$1,322,309	$2,742,486	$8,709	$197,205,779	100.10%
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  61

Portfolio of investments—February 28, 2021
Target 2040 Fund

		Value
Investment companies: 100.06%
Affiliated master portfolios: 100.06%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 55,020,935
Wells Fargo Emerging Markets Bond Portfolio		4,582,166
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		32,411,016
Wells Fargo Factor Enhanced International Equity Portfolio		111,437,919
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		183,114,643
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		45,673,929
Wells Fargo High Yield Corporate Bond Portfolio		4,641,850
Wells Fargo Investment Grade Corporate Bond Portfolio		28,568,406
Total Investment companies (Cost $381,432,976)		465,450,864
Total investments in securities (Cost $381,432,976)	100.06%	465,450,864
Other assets and liabilities, net	(0.06)	(264,851)
Total net assets	100.00%	$465,186,013
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	8.68%	9.37%	$ 1,240,291	$ (1,838,671)	$ 791,540	$ 0	$ 1,590	$ 55,020,935
Wells Fargo Emerging Markets Bond Portfolio	11.16	12.41	(170,134)	(26,646)	192,793	0	29	4,582,166
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	15.84	18.94	(1,040,156)	7,706,427	5	772,576	1,406	32,411,016
Wells Fargo Factor Enhanced International Equity Portfolio	19.34	16.44	394,393	19,637,909	0	2,724,045	5,230	111,437,919
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	18.63	22.78	18,457,309	16,966,496	377	3,135,598	9,121	183,114,643
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	19.43	21.82	2,218,019	14,944,378	775	512,023	2,793	45,673,929
Wells Fargo High Yield Corporate Bond Portfolio	8.66	9.26	(141,543)	168,847	243,902	0	114	4,641,850
Wells Fargo Investment Grade Corporate Bond Portfolio	11.42	12.43	581,617	(899,567)	843,585	0	85	28,568,406
			$21,539,796	$56,659,173	$2,072,977	$7,144,242	$20,368	$465,450,864	100.06%
The accompanying notes are an integral part of these financial statements.

62  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2021
Target 2045 Fund

		Value
Investment companies: 100.25%
Affiliated master portfolios: 100.25%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 8,219,760
Wells Fargo Emerging Markets Bond Portfolio		682,495
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		6,814,234
Wells Fargo Factor Enhanced International Equity Portfolio		23,480,083
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		37,682,669
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		9,334,566
Wells Fargo High Yield Corporate Bond Portfolio		693,542
Wells Fargo Investment Grade Corporate Bond Portfolio		4,263,803
Total Investment companies (Cost $75,105,426)		91,171,152
Total investments in securities (Cost $75,105,426)	100.25%	91,171,152
Other assets and liabilities, net	(0.25)	(223,165)
Total net assets	100.00%	$90,947,987
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	1.53%	1.40%	$ 233,204	$ (305,299)	$ 120,749	$ 0	$ 234	$ 8,219,760
Wells Fargo Emerging Markets Bond Portfolio	1.96	1.85	(31,742)	(3,466)	29,333	0	3	682,495
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	4.02	3.98	(406,703)	1,749,754	37	170,204	330	6,814,234
Wells Fargo Factor Enhanced International Equity Portfolio	4.92	3.46	399,847	3,648,069	0	609,183	1,222	23,480,083
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	4.65	4.69	5,601,911	1,693,977	110	682,670	2,100	37,682,669
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	4.90	4.46	183,788	3,283,486	50	112,758	649	9,334,566
Wells Fargo High Yield Corporate Bond Portfolio	1.52	1.38	(32,799)	29,172	36,944	0	17	693,542
Wells Fargo Investment Grade Corporate Bond Portfolio	2.01	1.86	114,463	(183,918)	127,618	0	8	4,263,803
			$6,061,969	$9,911,775	$314,841	$1,574,815	$4,563	$91,171,152	100.25%
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  63

Portfolio of investments—February 28, 2021
Target 2050 Fund

		Value
Investment companies: 100.07%
Affiliated master portfolios: 100.07%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 12,687,080
Wells Fargo Emerging Markets Bond Portfolio		1,054,025
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		17,149,965
Wells Fargo Factor Enhanced International Equity Portfolio		59,352,357
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		93,248,238
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		23,254,879
Wells Fargo High Yield Corporate Bond Portfolio		1,070,536
Wells Fargo Investment Grade Corporate Bond Portfolio		6,580,094
Total Investment companies (Cost $173,768,696)		214,397,174
Total investments in securities (Cost $173,768,696)	100.07%	214,397,174
Other assets and liabilities, net	(0.07)	(144,395)
Total net assets	100.00%	$214,252,779
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	2.08%	2.16%	$ 288,017	$ (444,945)	$ 190,127	$ 0	$ 455	$ 12,687,080
Wells Fargo Emerging Markets Bond Portfolio	2.67	2.86	(38,783)	(6,309)	46,672	0	13	1,054,025
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	8.24	10.02	(508,273)	4,056,161	95	402,121	674	17,149,965
Wells Fargo Factor Enhanced International Equity Portfolio	10.11	8.76	664,859	9,753,529	0	1,411,557	2,646	59,352,357
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	9.36	11.60	11,234,324	6,735,264	216	1,573,094	4,431	93,248,238
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	9.79	11.11	1,260,031	7,548,153	116	256,609	1,323	23,254,879
Wells Fargo High Yield Corporate Bond Portfolio	2.08	2.14	(32,416)	41,589	58,892	0	33	1,070,536
Wells Fargo Investment Grade Corporate Bond Portfolio	2.74	2.86	136,229	(208,782)	203,833	0	57	6,580,094
			$13,003,988	$27,474,660	$499,951	$3,643,381	$9,632	$214,397,174	100.07%
The accompanying notes are an integral part of these financial statements.

64  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2021
Target 2055 Fund

		Value
Investment companies: 100.68%
Affiliated master portfolios: 100.68%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 1,619,531
Wells Fargo Emerging Markets Bond Portfolio		135,406
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		2,148,476
Wells Fargo Factor Enhanced International Equity Portfolio		7,453,256
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		11,690,216
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		2,934,094
Wells Fargo High Yield Corporate Bond Portfolio		135,670
Wells Fargo Investment Grade Corporate Bond Portfolio		844,209
Total Investment companies (Cost $22,937,575)		26,960,858
Total investments in securities (Cost $22,937,575)	100.68%	26,960,858
Other assets and liabilities, net	(0.68)	(181,530)
Total net assets	100.00%	$26,779,328
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.34%	0.28%	$ 45,696	$ (59,013)	$ 26,806	$ 0	$ 64	$ 1,619,531
Wells Fargo Emerging Markets Bond Portfolio	0.44	0.37	(6,895)	(125)	6,532	0	2	135,406
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	1.36	1.26	(147,406)	593,546	16	55,284	101	2,148,476
Wells Fargo Factor Enhanced International Equity Portfolio	1.67	1.10	(269,541)	1,582,030	0	200,025	401	7,453,256
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	1.53	1.45	1,159,291	1,198,090	38	220,339	670	11,690,216
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	1.60	1.40	16,243	1,070,873	18	36,408	202	2,934,094
Wells Fargo High Yield Corporate Bond Portfolio	0.34	0.27	(7,140)	6,969	8,215	0	5	135,670
Wells Fargo Investment Grade Corporate Bond Portfolio	0.45	0.37	20,155	(29,751)	28,339	0	8	844,209
			$ 810,403	$4,362,619	$69,964	$512,056	$1,453	$26,960,858	100.68%
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  65

Portfolio of investments—February 28, 2021
Target 2060 Fund

		Value
Investment companies: 100.46%
Affiliated master portfolios: 100.46%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 1,756,152
Wells Fargo Emerging Markets Bond Portfolio		147,001
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		2,336,606
Wells Fargo Factor Enhanced International Equity Portfolio		8,001,204
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		12,518,695
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		3,149,221
Wells Fargo High Yield Corporate Bond Portfolio		148,216
Wells Fargo Investment Grade Corporate Bond Portfolio		916,772
Total Investment companies (Cost $24,019,315)		28,973,867
Total investments in securities (Cost $24,019,315)	100.46%	28,973,867
Other assets and liabilities, net	(0.46)	(132,681)
Total net assets	100.00%	$28,841,186
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.22%	0.30%	$ 31,416	$ (48,581)	$ 23,570	$ 0	$ 56	$ 1,756,152
Wells Fargo Emerging Markets Bond Portfolio	0.28	0.40	(2,589)	(1,060)	5,776	0	1	147,001
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	0.88	1.37	13,816	495,699	4	48,802	76	2,336,606
Wells Fargo Factor Enhanced International Equity Portfolio	1.09	1.18	(174,577)	1,580,285	0	169,221	296	8,001,204
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	1.00	1.56	586,166	1,816,304	106	191,224	492	12,518,695
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	1.05	1.50	220,805	962,563	33	30,859	148	3,149,221
Wells Fargo High Yield Corporate Bond Portfolio	0.22	0.30	(961)	4,402	7,274	0	4	148,216
Wells Fargo Investment Grade Corporate Bond Portfolio	0.28	0.40	13,296	(12,984)	24,998	0	7	916,772
			$ 687,372	$4,796,628	$61,761	$440,106	$1,080	$28,973,867	100.46%
The accompanying notes are an integral part of these financial statements.

66  |  Target Date Retirement Funds

Statements of assets and liabilities—February 28, 2021
	Target Today Fund	Target 2010 Fund	Target 2015 Fund
Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$ 58,971,427	$ 53,867,508	$ 53,497,783
Receivable for Fund shares sold	137,459	14,162	4,687
Prepaid expenses and other assets	23,393	33,335	13,287
Total assets	59,132,279	53,915,005	53,515,757
Liabilities
Payable for Fund shares redeemed	181,625	65,655	8,283
Professional fees payable	26,060	25,523	30,185
Shareholder report expenses payable	25,517	17,885	19,054
Management fee payable	24,895	7,212	38,987
Shareholder servicing fees payable	8,326	7,742	7,238
Administration fees payable	6,926	6,405	6,159
Trustees’ fees and expenses payable	4,059	4,051	4,060
Distribution fees payable	221	103	1
Accrued expenses and other liabilities	9,743	8,296	42,062
Total liabilities	287,372	142,872	156,029
Total net assets	$58,844,907	$53,772,133	$53,359,728
Net assets consist of
Paid-in capital	$ 49,798,919	$ 32,450,023	$ 40,789,932
Total distributable earnings	9,045,988	21,322,110	12,569,796
Total net assets	$58,844,907	$53,772,133	$53,359,728
Computation of net asset value and offering price per share
Net assets – Class A	$ 34,778,608	$ 32,375,766	$ 31,496,093
Shares outstanding – Class A1	3,769,202	3,013,903	4,382,313
Net asset value per share – Class A	$9.23	$10.74	$7.19
Maximum offering price per share – Class A2	$9.79	$11.40	$7.63
Net assets – Class C	$ 380,388	$ 183,003	N/A
Shares outstanding – Class C1	39,962	16,791	N/A
Net asset value per share – Class C	$9.52	$10.90	N/A
Net assets – Class R	$ 33,121	$ 23,685	$ 20,263
Shares outstanding – Class R1	3,575	2,201	2,716
Net asset value per share – Class R	$9.26	$10.76	$7.46
Net assets – Class R4	$ 1,047,397	$ 1,074,288	$ 2,604,998
Shares outstanding – Class R4[1]	110,356	98,539	359,267
Net asset value per share – Class R4	$9.49	$10.90	$7.25
Net assets – Class R6	$ 15,826,761	$ 13,386,982	$ 14,670,570
Shares outstanding – Class R6[1]	1,668,936	1,230,551	2,021,906
Net asset value per share – Class R6	$9.48	$10.88	$7.26
Net assets – Administrator Class	$ 6,778,632	$ 6,728,409	$ 4,567,804
Shares outstanding – Administrator Class[1]	713,086	616,794	615,747
Net asset value per share – Administrator Class	$9.51	$10.91	$7.42
Investments in affiliated Master Portfolios, at cost	$ 50,273,264	$ 32,790,960	$ 40,420,969
[1]	Each Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  67

Statements of assets and liabilities—February 28, 2021
	Target 2020 Fund	Target 2025 Fund	Target 2030 Fund
Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$ 310,864,639	$ 195,272,008	$ 490,328,436
Receivable for Fund shares sold	136,282	48,610	390,298
Prepaid expenses and other assets	0	71,837	16,648
Total assets	311,000,921	195,392,455	490,735,382
Liabilities
Payable for Fund shares redeemed	122,342	9,754	688,202
Professional fees payable	31,421	20,005	31,559
Shareholder report expenses payable	18,474	22,575	22,501
Management fee payable	190,604	135,428	224,451
Shareholder servicing fees payable	35,064	20,040	49,414
Administration fees payable	29,580	18,198	42,086
Trustees’ fees and expenses payable	4,163	4,164	4,149
Distribution fees payable	1,537	11	848
Accrued expenses and other liabilities	33,062	21,766	26,107
Total liabilities	466,247	251,941	1,089,317
Total net assets	$310,534,674	$195,140,514	$489,646,065
Net assets consist of
Paid-in capital	$ 251,903,397	$ 166,695,317	$ 400,131,072
Total distributable earnings	58,631,277	28,445,197	89,514,993
Total net assets	$310,534,674	$195,140,514	$489,646,065
Computation of net asset value and offering price per share
Net assets – Class A	$ 127,258,213	$ 87,107,840	$ 166,161,152
Shares outstanding – Class A1	10,216,538	15,226,236	12,546,296
Net asset value per share – Class A	$12.46	$5.72	$13.24
Maximum offering price per share – Class A2	$13.22	$6.07	$14.05
Net assets – Class C	$ 2,608,362	N/A	$ 1,384,767
Shares outstanding – Class C1	213,822	N/A	109,482
Net asset value per share – Class C	$12.20	N/A	$12.65
Net assets – Class R	$ 104,269	$ 66,470	$ 50,907
Shares outstanding – Class R1	8,431	11,733	3,813
Net asset value per share – Class R	$12.37	$5.67	$13.35
Net assets – Class R4	$ 15,462,382	$ 13,374,550	$ 28,909,505
Shares outstanding – Class R4[1]	1,201,167	2,315,215	2,125,608
Net asset value per share – Class R4	$12.87	$5.78	$13.60
Net assets – Class R6	$ 121,394,541	$ 84,190,742	$ 219,418,773
Shares outstanding – Class R6[1]	9,435,417	14,615,502	16,164,676
Net asset value per share – Class R6	$12.87	$5.76	$13.57
Net assets – Administrator Class	$ 43,706,907	$ 10,400,912	$ 73,720,961
Shares outstanding – Administrator Class[1]	3,420,354	1,784,881	5,419,823
Net asset value per share – Administrator Class	$12.78	$5.83	$13.60
Investments in affiliated Master Portfolios, at cost	$ 254,505,687	$ 165,308,176	$ 409,088,271
[1]	Each Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

68  |  Target Date Retirement Funds

Statements of assets and liabilities—February 28, 2021
	Target 2035 Fund	Target 2040 Fund	Target 2045 Fund
Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$ 197,205,779	$ 465,450,864	$ 91,171,152
Receivable for Fund shares sold	60,190	442,914	35,627
Prepaid expenses and other assets	0	38,313	0
Total assets	197,265,969	465,932,091	91,206,779
Liabilities
Payable for Fund shares redeemed	2,855	411,960	107,535
Professional fees payable	29,162	28,695	29,440
Shareholder report expenses payable	17,137	22,993	26,742
Management fee payable	118,268	163,195	44,128
Shareholder servicing fees payable	21,174	50,134	8,952
Administration fees payable	19,377	42,967	8,358
Trustees’ fees and expenses payable	4,158	4,235	4,405
Distribution fees payable	87	857	10
Accrued expenses and other liabilities	40,133	21,042	29,222
Total liabilities	252,351	746,078	258,792
Total net assets	$197,013,618	$465,186,013	$90,947,987
Net assets consist of
Paid-in capital	$ 161,252,500	$ 370,547,089	$ 73,255,100
Total distributable earnings	35,761,118	94,638,924	17,692,887
Total net assets	$197,013,618	$465,186,013	$90,947,987
Computation of net asset value and offering price per share
Net assets – Class A	$ 97,610,265	$ 184,159,944	$ 40,542,413
Shares outstanding – Class A1	11,920,493	11,428,072	4,436,391
Net asset value per share – Class A	$8.19	$16.11	$9.14
Maximum offering price per share – Class A2	$8.69	$17.09	$9.70
Net assets – Class C	N/A	$ 1,417,321	N/A
Shares outstanding – Class C1	N/A	98,584	N/A
Net asset value per share – Class C	N/A	$14.38	N/A
Net assets – Class R	$ 461,385	$ 83,388	$ 68,450
Shares outstanding – Class R1	55,860	5,155	7,300
Net asset value per share – Class R	$8.26	$16.18	$9.38
Net assets – Class R4	$ 9,228,021	$ 26,902,904	$ 4,459,104
Shares outstanding – Class R4[1]	1,123,119	1,605,568	485,137
Net asset value per share – Class R4	$8.22	$16.76	$9.19
Net assets – Class R6	$ 83,173,308	$ 194,078,160	$ 42,686,520
Shares outstanding – Class R6[1]	10,135,465	11,595,233	4,661,283
Net asset value per share – Class R6	$8.21	$16.74	$9.16
Net assets – Administrator Class	$ 6,540,639	$ 58,544,296	$ 3,191,500
Shares outstanding – Administrator Class[1]	788,134	3,502,846	342,744
Net asset value per share – Administrator Class	$8.30	$16.71	$9.31
Investments in affiliated Master Portfolios, at cost	$ 165,163,325	$ 381,432,976	$ 75,105,426
[1]	Each Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  69

Statements of assets and liabilities—February 28, 2021
	Target 2050 Fund	Target 2055 Fund	Target 2060 Fund
Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$ 214,397,174	$ 26,960,858	$ 28,973,867
Receivable for Fund shares sold	345,039	48,625	145,097
Prepaid expenses and other assets	12,391	0	0
Total assets	214,754,604	27,009,483	29,118,964
Liabilities
Payable for Fund shares redeemed	318,075	24,271	75,092
Professional fees payable	33,019	35,989	31,505
Shareholder report expenses payable	17,450	21,448	16,484
Management fee payable	81,612	127,121	135,796
Administration fees payable	15,172	1,762	1,240
Trustees’ fees and expenses payable	3,660	2,732	3,144
Distribution fees payable	349	7	85
Accrued expenses and other liabilities	32,488	16,825	14,432
Total liabilities	501,825	230,155	277,778
Total net assets	$214,252,779	$26,779,328	$28,841,186
Net assets consist of
Paid-in capital	$ 168,720,767	$ 22,380,379	$ 23,202,666
Total distributable earnings	45,532,012	4,398,949	5,638,520
Total net assets	$214,252,779	$26,779,328	$28,841,186
Computation of net asset value and offering price per share
Net assets – Class A	$ 46,770,691	$ 6,532,313	$ 1,175,533
Shares outstanding – Class A1	5,826,311	467,301	84,542
Net asset value per share – Class A	$8.03	$13.98	$13.90
Maximum offering price per share – Class A2	$8.52	$14.83	$14.75
Net assets – Class C	$ 612,250	N/A	$ 133,989
Shares outstanding – Class C1	76,679	N/A	9,554
Net asset value per share – Class C	$7.98	N/A	$14.02
Net assets – Class R	$ 50,803	$ 53,952	$ 103,430
Shares outstanding – Class R1	6,258	3,911	7,524
Net asset value per share – Class R	$8.12	$13.79	$13.75
Net assets – Class R4	$ 12,859,298	$ 2,175,303	$ 2,522,391
Shares outstanding – Class R4[1]	1,588,469	154,838	177,684
Net asset value per share – Class R4	$8.10	$14.05	$14.20
Net assets – Class R6	$ 118,171,549	$ 17,034,991	$ 21,643,243
Shares outstanding – Class R6[1]	14,620,083	1,217,751	1,530,962
Net asset value per share – Class R6	$8.08	$13.99	$14.14
Net assets – Administrator Class	$ 35,788,188	$ 982,769	$ 3,262,600
Shares outstanding – Administrator Class[1]	4,439,425	69,818	233,480
Net asset value per share – Administrator Class	$8.06	$14.08	$13.97
Investments in affiliated Master Portfolios, at cost	$ 173,768,696	$ 22,937,575	$ 24,019,315
[1]	Each Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

70  |  Target Date Retirement Funds

Statements of operations—year ended February 28, 2021
	Target Today Fund	Target 2010 Fund	Target 2015 Fund
Investment income
Interest allocated from affiliated Master Portfolios	$ 980,971	$ 875,776	$ 844,296
Dividends allocated from affiliated Master Portfolios*	378,994	349,526	426,364
Affiliated income allocated from affiliated Master Portfolios	1,969	1,771	1,944
Expenses allocated from affiliated Master Portfolios	(102,161)	(92,441)	(97,088)
Waivers allocated from affiliated Master Portfolios	44,311	39,892	40,584
Total investment income	1,304,084	1,174,524	1,216,100
Expenses
Management fee	60,716	54,825	57,033
Administration fees
Class A	73,201	67,090	66,323
Class C	986	661	N/A
Class R	67	49	43
Class R4	1,232	765	2,547
Class R6	5,070	4,246	5,168
Administrator Class	8,992	9,659	6,527
Shareholder servicing fees
Class A	87,078	79,844	78,930
Class C	1,163	785	N/A
Class R	79	58	50
Class R4	1,538	954	3,155
Administrator Class	17,265	18,546	12,549
Distribution fees
Class C	3,489	2,293	N/A
Class R	40	18	16
Custody and accounting fees	4,665	4,925	5,584
Professional fees	35,294	36,958	36,957
Registration fees	79,396	81,790	70,183
Shareholder report expenses	30,803	30,981	30,664
Trustees’ fees and expenses	21,005	21,006	21,005
Other fees and expenses	11,310	12,620	11,392
Total expenses	443,389	428,073	408,126
Less: Fee waivers and/or expense reimbursements
Fund-level	(212,420)	(214,072)	(205,287)
Class A	(5,116)	(4,646)	(6,852)
Class R4	(590)	(270)	(991)
Class R6	(4,709)	(4,200)	(4,917)
Administrator Class	(2,209)	(2,529)	(1,531)
Net expenses	218,345	202,356	188,548
Net investment income	1,085,739	972,168	1,027,552
Payment from affiliate	232	230	235
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolios	2,102,013	2,195,529	3,155,707
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	1,300,351	1,196,047	879,010
Net realized and unrealized gains (losses) on investments	3,402,364	3,391,576	4,034,717
Net increase in net assets resulting from operations	$4,488,335	$4,363,974	$5,062,504
* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$16,268	$15,111	$18,957
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  71

Statements of operations—year ended February 28, 2021
	Target 2020 Fund	Target 2025 Fund	Target 2030 Fund
Investment income
Interest allocated from affiliated Master Portfolios	$ 4,360,962	$ 2,283,493	$ 4,475,466
Dividends allocated from affiliated Master Portfolios*	2,786,976	2,113,904	5,978,166
Affiliated income allocated from affiliated Master Portfolios	11,613	8,134	20,340
Expenses allocated from affiliated Master Portfolios	(552,893)	(340,724)	(822,589)
Waivers allocated from affiliated Master Portfolios	221,941	124,136	270,277
Total investment income	6,828,599	4,188,943	9,921,660
Expenses
Management fee	323,220	198,911	481,043
Administration fees
Class A	261,547	182,464	331,515
Class C	5,516	N/A	3,491
Class R	226	134	98
Class R4	15,070	14,382	25,806
Class R6	38,863	25,181	64,680
Administrator Class	61,828	13,059	95,694
Shareholder servicing fees
Class A	311,135	217,092	394,485
Class C	6,561	N/A	4,150
Class R	269	159	117
Class R4	18,729	17,802	32,081
Administrator Class	118,790	25,069	183,860
Distribution fees
Class C	19,683	N/A	12,447
Class R	229	132	77
Custody and accounting fees	20,475	11,947	23,370
Professional fees	36,958	36,958	36,956
Registration fees	80,091	72,155	78,956
Shareholder report expenses	36,396	35,146	38,194
Trustees’ fees and expenses	21,005	21,005	21,005
Other fees and expenses	20,361	16,103	21,229
Total expenses	1,396,952	887,699	1,849,254
Less: Fee waivers and/or expense reimbursements
Fund-level	(388,359)	(318,233)	(534,218)
Class A	(21,573)	(17,434)	(27,775)
Class R4	(5,615)	(4,869)	(10,272)
Class R6	(38,863)	(22,496)	(64,680)
Administrator Class	(14,833)	(2,761)	(23,954)
Net expenses	927,709	521,906	1,188,355
Net investment income	5,900,890	3,667,037	8,733,305
Payment from affiliate	1,288	944	3,159
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolios	14,655,254	13,329,660	26,170,367
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	12,245,584	6,190,648	38,087,349
Net realized and unrealized gains (losses) on investments	26,900,838	19,520,308	64,257,716
Net increase in net assets resulting from operations	$32,803,016	$23,188,289	$72,994,180
* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$127,502	$104,804	$313,332
The accompanying notes are an integral part of these financial statements.

72  |  Target Date Retirement Funds

Statements of operations—year ended February 28, 2021
	Target 2035 Fund	Target 2040 Fund	Target 2045 Fund
Investment income
Interest allocated from affiliated Master Portfolios	$ 1,322,309	$ 2,072,977	$ 314,841
Dividends allocated from affiliated Master Portfolios*	2,742,486	7,144,242	1,574,815
Affiliated income allocated from affiliated Master Portfolios	8,709	20,368	4,563
Expenses allocated from affiliated Master Portfolios	(332,006)	(806,031)	(169,495)
Waivers allocated from affiliated Master Portfolios	101,190	245,248	51,216
Total investment income	3,842,688	8,676,804	1,775,940
Expenses
Management fee	190,326	442,117	90,638
Administration fees
Class A	194,921	358,396	83,696
Class C	N/A	3,358	N/A
Class R	786	148	119
Class R4	9,494	21,792	5,139
Class R6	23,620	55,375	12,156
Administrator Class	8,490	75,348	4,919
Shareholder servicing fees
Class A	231,816	426,371	99,495
Class C	N/A	3,994	N/A
Class R	935	177	141
Class R4	11,726	27,110	6,311
Administrator Class	16,306	144,745	9,447
Distribution fees
Class C	N/A	11,976	N/A
Class R	900	135	101
Custody and accounting fees	10,934	20,148	7,608
Professional fees	36,956	36,956	36,956
Registration fees	69,696	77,046	68,514
Shareholder report expenses	34,790	40,285	34,150
Trustees’ fees and expenses	21,005	21,005	21,005
Other fees and expenses	14,644	19,501	12,665
Total expenses	877,345	1,785,983	493,060
Less: Fee waivers and/or expense reimbursements
Fund-level	(324,507)	(574,666)	(253,750)
Class A	(21,583)	(12,515)	(7,386)
Class R4	(3,934)	(7,569)	(2,499)
Class R6	(23,620)	(50,900)	(11,994)
Administrator Class	(2,148)	(16,170)	(1,492)
Net expenses	501,553	1,124,163	215,939
Net investment income	3,341,135	7,552,641	1,560,001
Payment from affiliate	0	2,629	1,213
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolios	11,824,917	21,539,796	6,061,969
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	16,907,374	56,659,173	9,911,775
Net realized and unrealized gains (losses) on investments	28,732,291	78,198,969	15,973,744
Net increase in net assets resulting from operations	$32,073,426	$85,754,239	$17,534,958
* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$149,277	$393,369	$88,454
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  73

Statements of operations—year ended February 28, 2021
	Target 2050 Fund	Target 2055 Fund	Target 2060 Fund
Investment income
Interest allocated from affiliated Master Portfolios	$ 499,951	$ 69,964	$ 61,761
Dividends allocated from affiliated Master Portfolios*	3,643,381	512,056	440,106
Affiliated income allocated from affiliated Master Portfolios	9,632	1,453	1,080
Expenses allocated from affiliated Master Portfolios	(387,647)	(53,769)	(47,593)
Waivers allocated from affiliated Master Portfolios	117,593	16,204	14,493
Total investment income	3,882,910	545,908	469,847
Expenses
Management fee	203,567	28,024	24,845
Administration fees
Class A	92,493	13,725	2,131
Class C	1,056	N/A	290
Class R	92	95	170
Class R4	10,316	2,424	1,833
Class R6	33,108	5,278	5,507
Administrator Class	46,437	1,065	3,854
Shareholder servicing fees
Class A	110,048	16,319	2,537
Class C	1,218	N/A	344
Class R	104	113	202
Class R4	12,848	2,984	2,287
Administrator Class	89,259	2,046	7,407
Distribution fees
Class C	3,606	N/A	935
Class R	73	64	161
Custody and accounting fees	11,337	3,419	1,464
Professional fees	36,955	36,955	36,957
Registration fees	75,758	66,209	72,031
Shareholder report expenses	34,955	33,594	28,189
Trustees’ fees and expenses	21,005	21,004	21,005
Other fees and expenses	15,036	10,428	10,098
Total expenses	799,271	243,746	222,247
Less: Fee waivers and/or expense reimbursements
Fund-level	(366,460)	(193,715)	(189,344)
Class A	(7,053)	(1,722)	(188)
Class R4	(4,224)	(1,992)	(1,360)
Class R6	(33,108)	(5,277)	(5,507)
Administrator Class	(11,462)	(328)	(1,782)
Net expenses	376,964	40,712	24,066
Net investment income	3,505,946	505,196	445,781
Payment from affiliate	1,129	293	2,213
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolios	13,003,988	810,403	687,372
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	27,474,660	4,362,619	4,796,628
Net realized and unrealized gains (losses) on investments	40,478,648	5,173,022	5,484,000
Net increase in net assets resulting from operations	$43,985,723	$5,678,511	$5,931,994
* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$202,165	$28,937	$23,930
The accompanying notes are an integral part of these financial statements.

74  |  Target Date Retirement Funds

Statements of changes in net assets
	Target Today Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 1,085,739		$ 1,575,244
Payment from affiliate		232		0
Net realized gains on investments		2,102,013		1,296,199
Net change in unrealized gains (losses) on investments		1,300,351		2,338,654
Net increase in net assets resulting from operations		4,488,335		5,210,097
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,849,673)		(1,169,652)
Class C		(17,442)		(14,676)
Class R		(1,633)		(830)
Class R4		(67,469)		(87,043)
Class R6		(932,804)		(609,311)
Administrator Class		(365,962)		(276,829)
Total distributions to shareholders		(3,234,983)		(2,158,341)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	80,722	735,729	149,359	1,345,551
Class C	1,821	15,854	2,571	24,041
Class R	224	2,008	200	1,806
Class R4	44,218	417,849	40,010	368,117
Class R6	742,714	6,935,641	399,954	3,688,490
Administrator Class	125,247	1,166,411	209,192	1,938,421
		9,273,492		7,366,426
Reinvestment of distributions
Class A	200,944	1,835,937	129,020	1,161,402
Class C	1,837	17,346	1,560	14,465
Class R	48	445	21	191
Class R4	7,259	67,469	9,416	87,032
Class R6	99,593	932,804	66,048	609,311
Administrator Class	38,905	365,962	29,930	276,829
		3,219,963		2,149,230
Payment for shares redeemed
Class A	(592,910)	(5,333,233)	(571,838)	(5,149,559)
Class C	(20,524)	(195,874)	(51,100)	(475,980)
Class R	(100)	(905)	(32)	(291)
Class R4	(203,299)	(1,914,307)	(104,841)	(966,970)
Class R6	(1,034,292)	(9,695,447)	(521,023)	(4,824,708)
Administrator Class	(207,110)	(1,928,847)	(561,652)	(5,233,763)
		(19,068,613)		(16,651,271)
Net decrease in net assets resulting from capital share transactions		(6,575,158)		(7,135,615)
Total decrease in net assets		(5,321,806)		(4,083,859)
Net assets
Beginning of period		64,166,713		68,250,572
End of period		$ 58,844,907		$ 64,166,713
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  75

Statements of changes in net assets
	Target 2010 Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 972,168		$ 1,455,582
Payment from affiliate		230		0
Net realized gains on investments		2,195,529		1,269,677
Net change in unrealized gains (losses) on investments		1,196,047		2,145,231
Net increase in net assets resulting from operations		4,363,974		4,870,490
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,907,402)		(1,123,354)
Class C		(10,031)		(14,364)
Class R		(1,343)		(679)
Class R4		(55,548)		(49,133)
Class R6		(896,186)		(566,122)
Administrator Class		(419,295)		(336,532)
Total distributions to shareholders		(3,289,805)		(2,090,184)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	43,940	471,541	119,861	1,269,307
Class C	0	0	1,188	12,639
Class R4	37,514	408,231	32,005	346,187
Class R6	426,086	4,446,780	342,017	3,639,221
Administrator Class	193,123	2,096,991	161,826	1,741,823
		7,423,543		7,009,177
Reinvestment of distributions
Class A	178,092	1,897,873	106,000	1,116,451
Class C	927	10,031	1,345	14,364
Class R4	5,153	55,548	4,613	49,133
Class R6	82,981	893,979	53,171	565,811
Administrator Class	38,810	419,295	31,544	336,532
		3,276,726		2,082,291
Payment for shares redeemed
Class A	(383,736)	(4,024,830)	(581,970)	(6,128,210)
Class C	(38,108)	(400,749)	(20,313)	(213,841)
Class R4	(52,091)	(549,438)	(106,342)	(1,137,025)
Class R6	(601,407)	(6,480,246)	(710,084)	(7,580,672)
Administrator Class	(393,437)	(4,266,839)	(620,178)	(6,621,402)
		(15,722,102)		(21,681,150)
Net decrease in net assets resulting from capital share transactions		(5,021,833)		(12,589,682)
Total decrease in net assets		(3,947,664)		(9,809,376)
Net assets
Beginning of period		57,719,797		67,529,173
End of period		$ 53,772,133		$ 57,719,797
The accompanying notes are an integral part of these financial statements.

76  |  Target Date Retirement Funds

Statements of changes in net assets
	Target 2015 Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 1,027,552		$ 1,720,520
Payment from affiliate		235		0
Net realized gains on investments		3,155,707		2,051,769
Net change in unrealized gains (losses) on investments		879,010		1,756,842
Net increase in net assets resulting from operations		5,062,504		5,529,131
Distributions to shareholders from
Net investment income and net realized gains
Class A		(2,710,492)		(1,744,646)
Class R		(1,668)		(947)
Class R4		(235,612)		(361,340)
Class R6		(1,543,540)		(1,303,361)
Administrator Class		(400,404)		(301,496)
Total distributions to shareholders		(4,891,716)		(3,711,790)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	100,048	720,560	147,058	1,081,348
Class R4	33,290	238,770	72,085	529,173
Class R6	373,588	2,636,879	629,700	4,615,080
Administrator Class	44,452	334,888	59,225	443,896
		3,931,097		6,669,497
Reinvestment of distributions
Class A	378,591	2,701,744	239,738	1,740,335
Class R4	32,931	235,612	49,330	361,340
Class R6	214,422	1,543,257	178,070	1,303,361
Administrator Class	54,416	400,404	40,369	301,484
		4,881,017		3,706,520
Payment for shares redeemed
Class A	(649,422)	(4,686,312)	(979,311)	(7,123,522)
Class R4	(515,654)	(3,615,358)	(347,613)	(2,542,630)
Class R6	(1,153,795)	(8,348,308)	(2,609,415)	(19,141,227)
Administrator Class	(207,165)	(1,565,630)	(317,780)	(2,395,510)
		(18,215,608)		(31,202,889)
Net decrease in net assets resulting from capital share transactions		(9,403,494)		(20,826,872)
Total decrease in net assets		(9,232,706)		(19,009,531)
Net assets
Beginning of period		62,592,434		81,601,965
End of period		$ 53,359,728		$ 62,592,434
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  77

Statements of changes in net assets
	Target 2020 Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 5,900,890		$ 9,229,546
Payment from affiliate		1,288		0
Net realized gains on investments		14,655,254		9,409,883
Net change in unrealized gains (losses) on investments		12,245,584		8,805,358
Net increase in net assets resulting from operations		32,803,016		27,444,787
Distributions to shareholders from
Net investment income and net realized gains
Class A		(8,140,622)		(4,792,200)
Class C		(150,450)		(80,283)
Class R		(6,055)		(3,847)
Class R4		(1,006,480)		(1,208,604)
Class R6		(8,882,310)		(5,927,221)
Administrator Class		(2,778,219)		(1,999,953)
Total distributions to shareholders		(20,964,136)		(14,012,108)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	346,184	4,246,783	321,410	3,909,959
Class C	26,560	315,298	36,987	437,245
Class R	1,878	22,489	2,393	28,833
Class R4	210,197	2,598,110	386,925	4,825,572
Class R6	1,906,240	23,510,008	2,376,361	29,697,307
Administrator Class	511,984	6,343,899	748,329	9,345,037
		37,036,587		48,243,953
Reinvestment of distributions
Class A	642,857	8,013,839	384,564	4,723,271
Class C	12,341	150,199	6,244	75,187
Class R	368	4,544	252	3,058
Class R4	78,075	1,006,480	95,454	1,208,604
Class R6	688,993	8,877,675	468,154	5,924,470
Administrator Class	217,231	2,777,301	159,038	1,999,004
		20,830,038		13,933,594
Payment for shares redeemed
Class A	(1,850,190)	(22,034,120)	(2,279,102)	(27,764,232)
Class C	(62,035)	(740,133)	(102,178)	(1,214,362)
Class R	(3,871)	(46,873)	(71)	(852)
Class R4	(1,606,962)	(19,423,550)	(1,178,150)	(14,819,303)
Class R6	(5,108,977)	(63,985,150)	(3,758,077)	(47,286,332)
Administrator Class	(1,744,772)	(21,763,341)	(1,821,031)	(22,673,905)
		(127,993,167)		(113,758,986)
Net decrease in net assets resulting from capital share transactions		(70,126,542)		(51,581,439)
Total decrease in net assets		(58,287,662)		(38,148,760)
Net assets
Beginning of period		368,822,336		406,971,096
End of period		$ 310,534,674		$ 368,822,336
The accompanying notes are an integral part of these financial statements.

78  |  Target Date Retirement Funds

Statements of changes in net assets
	Target 2025 Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 3,667,037		$ 6,534,712
Payment from affiliate		944		0
Net realized gains on investments		13,329,660		9,543,081
Net change in unrealized gains (losses) on investments		6,190,648		2,021,557
Net increase in net assets resulting from operations		23,188,289		18,099,350
Distributions to shareholders from
Net investment income and net realized gains
Class A		(8,621,196)		(5,548,280)
Class R		(6,306)		(2,895)
Class R4		(1,314,996)		(2,288,579)
Class R6		(9,074,248)		(7,333,390)
Administrator Class		(998,117)		(717,546)
Total distributions to shareholders		(20,014,863)		(15,890,690)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	663,066	3,720,868	1,087,121	6,287,403
Class R	2,138	11,753	2,498	14,335
Class R4	451,862	2,529,077	989,423	5,756,100
Class R6	3,144,713	17,976,012	4,761,176	27,698,312
Administrator Class	278,624	1,605,707	217,491	1,275,211
		25,843,417		41,031,361
Reinvestment of distributions
Class A	1,505,372	8,566,423	950,220	5,515,105
Class R	826	4,646	349	2,001
Class R4	228,509	1,314,996	390,756	2,288,579
Class R6	1,579,392	9,068,476	1,255,125	7,330,906
Administrator Class	172,149	998,117	121,550	717,546
		19,952,658		15,854,137
Payment for shares redeemed
Class A	(3,899,378)	(21,728,738)	(4,190,988)	(24,369,316)
Class R	(1,540)	(9,320)	(526)	(3,085)
Class R4	(4,777,769)	(26,009,147)	(2,457,717)	(14,208,062)
Class R6	(9,146,681)	(50,953,179)	(10,404,250)	(60,864,548)
Administrator Class	(545,131)	(3,118,857)	(1,173,695)	(6,909,384)
		(101,819,241)		(106,354,395)
Net decrease in net assets resulting from capital share transactions		(56,023,166)		(49,468,897)
Total decrease in net assets		(52,849,740)		(47,260,237)
Net assets
Beginning of period		247,990,254		295,250,491
End of period		$ 195,140,514		$ 247,990,254
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  79

Statements of changes in net assets
	Target 2030 Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 8,733,305		$ 12,576,081
Payment from affiliate		3,159		0
Net realized gains on investments		26,170,367		15,982,387
Net change in unrealized gains (losses) on investments		38,087,349		397,507
Net increase in net assets resulting from operations		72,994,180		28,955,975
Distributions to shareholders from
Net investment income and net realized gains
Class A		(10,517,662)		(6,430,044)
Class C		(78,974)		(67,659)
Class R		(2,987)		(1,549)
Class R4		(1,837,612)		(2,104,186)
Class R6		(15,175,830)		(10,088,137)
Administrator Class		(4,608,933)		(3,230,154)
Total distributions to shareholders		(32,221,998)		(21,921,729)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	572,873	6,991,470	486,798	6,107,933
Class C	14,841	183,893	18,025	217,663
Class R	456	5,692	487	6,135
Class R4	383,360	4,720,967	677,292	8,716,604
Class R6	3,135,653	39,756,650	4,054,583	51,911,578
Administrator Class	823,421	10,474,295	1,226,067	15,794,715
		62,132,967		82,754,628
Reinvestment of distributions
Class A	793,584	10,362,362	494,750	6,317,784
Class C	6,367	78,974	5,313	64,760
Class R	110	1,449	56	715
Class R4	136,905	1,837,612	160,801	2,104,186
Class R6	1,130,909	15,158,456	771,741	10,079,787
Administrator Class	343,392	4,606,205	246,692	3,228,681
		32,045,058		21,795,913
Payment for shares redeemed
Class A	(2,306,439)	(28,387,423)	(2,256,546)	(28,367,579)
Class C	(89,198)	(1,069,559)	(93,773)	(1,117,920)
Class R	(381)	(4,876)	(238)	(2,947)
Class R4	(2,539,777)	(30,499,597)	(1,349,153)	(17,323,715)
Class R6	(6,747,642)	(86,685,937)	(4,960,799)	(64,120,631)
Administrator Class	(2,136,957)	(27,326,026)	(2,306,946)	(29,822,957)
		(173,973,418)		(140,755,749)
Net decrease in net assets resulting from capital share transactions		(79,795,393)		(36,205,208)
Total decrease in net assets		(39,023,211)		(29,170,962)
Net assets
Beginning of period		528,669,276		557,840,238
End of period		$ 489,646,065		$ 528,669,276
The accompanying notes are an integral part of these financial statements.

80  |  Target Date Retirement Funds

Statements of changes in net assets
	Target 2035 Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 3,341,135		$ 5,447,000
Net realized gains on investments		11,824,917		7,459,035
Net change in unrealized gains (losses) on investments		16,907,374		(1,227,747)
Net increase in net assets resulting from operations		32,073,426		11,678,288
Distributions to shareholders from
Net investment income and net realized gains
Class A		(6,662,520)		(3,717,098)
Class R		(28,573)		(10,348)
Class R4		(619,169)		(1,141,365)
Class R6		(6,238,390)		(4,226,161)
Administrator Class		(434,432)		(329,081)
Total distributions to shareholders		(13,983,084)		(9,424,053)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	447,449	3,328,167	1,003,096	7,678,231
Class R	9,805	74,803	8,162	63,766
Class R4	314,819	2,325,964	733,952	5,655,205
Class R6	2,058,266	15,846,277	2,932,915	22,487,188
Administrator Class	207,923	1,548,358	218,809	1,711,018
		23,123,569		37,595,408
Reinvestment of distributions
Class A	828,620	6,639,395	471,566	3,705,773
Class R	3,342	26,990	1,209	9,577
Class R4	76,888	619,169	144,784	1,141,365
Class R6	774,596	6,234,838	536,623	4,226,161
Administrator Class	53,487	434,432	41,355	329,081
		13,954,824		9,411,957
Payment for shares redeemed
Class A	(2,268,927)	(17,269,904)	(3,249,331)	(25,183,350)
Class R	(55)	(457)	(124)	(966)
Class R4	(2,884,179)	(20,216,042)	(1,910,906)	(14,506,476)
Class R6	(4,753,456)	(35,987,408)	(6,568,616)	(51,007,636)
Administrator Class	(395,243)	(3,027,706)	(624,558)	(4,872,916)
		(76,501,517)		(95,571,344)
Net decrease in net assets resulting from capital share transactions		(39,423,124)		(48,563,979)
Total decrease in net assets		(21,332,782)		(46,309,744)
Net assets
Beginning of period		218,346,400		264,656,144
End of period		$197,013,618		$218,346,400
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  81

Statements of changes in net assets
	Target 2040 Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 7,552,641		$ 10,388,342
Payment from affiliate		2,629		0
Net realized gains on investments		21,539,796		14,719,390
Net change in unrealized gains (losses) on investments		56,659,173		(9,362,255)
Net increase in net assets resulting from operations		85,754,239		15,745,477
Distributions to shareholders from
Net investment income and net realized gains
Class A		(9,265,919)		(5,969,824)
Class C		(68,726)		(54,085)
Class R		(3,801)		(2,012)
Class R4		(1,290,252)		(1,494,907)
Class R6		(10,676,990)		(6,885,470)
Administrator Class		(2,901,134)		(2,236,336)
Total distributions to shareholders		(24,206,822)		(16,642,634)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	339,262	4,963,022	435,086	6,386,306
Class C	5,358	64,860	5,156	66,943
Class R	623	9,430	361	5,289
Class R4	348,537	5,208,784	539,927	8,201,151
Class R6	2,412,772	35,549,867	2,897,179	43,953,952
Administrator Class	568,701	8,394,609	801,012	12,206,638
		54,190,572		70,820,279
Reinvestment of distributions
Class A	586,408	9,183,177	392,281	5,915,396
Class C	4,939	68,726	3,965	53,572
Class R	158	2,482	84	1,267
Class R4	79,166	1,290,252	95,568	1,494,907
Class R6	652,680	10,629,286	438,966	6,859,433
Administrator Class	178,642	2,901,134	143,305	2,236,336
		24,075,057		16,560,911
Payment for shares redeemed
Class A	(2,050,802)	(29,695,885)	(1,759,927)	(25,918,147)
Class C	(63,400)	(836,030)	(74,926)	(968,759)
Class R	(335)	(4,961)	(146)	(2,122)
Class R4	(1,701,279)	(23,627,917)	(851,440)	(12,910,537)
Class R6	(4,227,491)	(64,710,878)	(3,239,228)	(49,632,121)
Administrator Class	(1,603,259)	(24,051,707)	(1,488,491)	(22,741,073)
		(142,927,378)		(112,172,759)
Net decrease in net assets resulting from capital share transactions		(64,661,749)		(24,791,569)
Total decrease in net assets		(3,114,332)		(25,688,726)
Net assets
Beginning of period		468,300,345		493,989,071
End of period		$ 465,186,013		$ 468,300,345
The accompanying notes are an integral part of these financial statements.

82  |  Target Date Retirement Funds

Statements of changes in net assets
	Target 2045 Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 1,560,001		$ 2,913,035
Payment from affiliate		1,213		0
Net realized gains on investments		6,061,969		3,980,983
Net change in unrealized gains (losses) on investments		9,911,775		(1,715,162)
Net increase in net assets resulting from operations		17,534,958		5,178,856
Distributions to shareholders from
Net investment income and net realized gains
Class A		(3,113,511)		(1,321,523)
Class R		(4,629)		(1,378)
Class R4		(344,653)		(576,633)
Class R6		(3,397,477)		(1,865,727)
Administrator Class		(225,225)		(168,990)
Total distributions to shareholders		(7,085,495)		(3,934,251)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	336,769	2,722,637	789,569	6,621,798
Class R	1,070	9,032	1,634	14,129
Class R4	138,594	1,094,312	473,522	4,020,747
Class R6	828,035	6,880,013	1,565,972	13,262,234
Administrator Class	84,013	692,188	149,633	1,286,485
		11,398,182		25,205,393
Reinvestment of distributions
Class A	351,390	3,112,534	151,196	1,320,351
Class R	305	2,767	81	724
Class R4	38,581	344,653	65,625	576,633
Class R6	381,803	3,396,567	213,282	1,865,727
Administrator Class	24,955	225,225	19,022	168,990
		7,081,746		3,932,425
Payment for shares redeemed
Class A	(1,553,097)	(13,213,704)	(2,587,303)	(22,123,618)
Class R	(46)	(369)	(151)	(1,260)
Class R4	(1,594,955)	(12,212,259)	(1,333,356)	(11,263,976)
Class R6	(2,443,844)	(20,330,961)	(4,403,251)	(37,539,591)
Administrator Class	(319,499)	(2,741,245)	(487,259)	(4,188,921)
		(48,498,538)		(75,117,366)
Net decrease in net assets resulting from capital share transactions		(30,018,610)		(45,979,548)
Total decrease in net assets		(19,569,147)		(44,734,943)
Net assets
Beginning of period		110,517,134		155,252,077
End of period		$ 90,947,987		$110,517,134
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  83

Statements of changes in net assets
	Target 2050 Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 3,505,946		$ 4,729,460
Payment from affiliate		1,129		0
Net realized gains on investments		13,003,988		8,522,429
Net change in unrealized gains (losses) on investments		27,474,660		(8,234,532)
Net increase in net assets resulting from operations		43,985,723		5,017,357
Distributions to shareholders from
Net investment income and net realized gains
Class A		(2,980,615)		(2,142,046)
Class C		(28,351)		(22,272)
Class R		(2,812)		(1,574)
Class R4		(801,873)		(891,969)
Class R6		(8,125,216)		(5,471,850)
Administrator Class		(2,287,576)		(1,843,022)
Total distributions to shareholders		(14,226,443)		(10,372,733)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	465,519	3,204,263	777,411	5,706,122
Class C	15,091	114,883	5,495	40,328
Class R	1,574	11,377	832	6,201
Class R4	412,204	2,904,688	674,678	5,020,086
Class R6	3,622,150	25,560,400	4,116,817	30,609,669
Administrator Class	975,411	6,766,776	1,300,441	9,682,291
		38,562,387		51,064,697
Reinvestment of distributions
Class A	383,371	2,968,211	282,055	2,134,628
Class C	3,624	27,790	2,734	20,489
Class R	179	1,397	88	665
Class R4	102,485	801,873	116,874	891,969
Class R6	1,039,019	8,118,912	717,883	5,470,712
Administrator Class	294,033	2,287,576	242,411	1,843,022
		14,205,759		10,361,485
Payment for shares redeemed
Class A	(1,797,194)	(12,724,307)	(1,721,275)	(12,792,520)
Class C	(17,165)	(116,624)	(76,091)	(558,912)
Class R	(849)	(6,836)	(26)	(191)
Class R4	(1,494,754)	(10,046,952)	(942,718)	(7,031,823)
Class R6	(5,476,026)	(40,564,559)	(4,423,086)	(33,198,589)
Administrator Class	(2,493,770)	(17,786,533)	(1,498,842)	(11,155,991)
		(81,245,811)		(64,738,026)
Net decrease in net assets resulting from capital share transactions		(28,477,665)		(3,311,844)
Total increase (decrease) in net assets		1,281,615		(8,667,220)
Net assets
Beginning of period		212,971,164		221,638,384
End of period		$214,252,779		$212,971,164
The accompanying notes are an integral part of these financial statements.

84  |  Target Date Retirement Funds

Statements of changes in net assets
	Target 2055 Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 505,196		$ 815,393
Payment from affiliate		293		0
Net realized gains on investments		810,403		764,463
Net change in unrealized gains (losses) on investments		4,362,619		(573,421)
Net increase in net assets resulting from operations		5,678,511		1,006,435
Distributions to shareholders from
Net investment income and net realized gains
Class A		(105,670)		(142,934)
Class R		(890)		(779)
Class R4		(37,204)		(177,218)
Class R6		(421,300)		(505,416)
Administrator Class		(16,119)		(12,907)
Total distributions to shareholders		(581,183)		(839,254)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	99,848	1,206,020	249,844	2,989,458
Class R	452	5,365	498	5,843
Class R4	107,507	1,193,459	329,687	3,988,255
Class R6	412,277	4,951,813	638,993	7,729,212
Administrator Class	33,039	415,736	29,947	360,117
		7,772,393		15,072,885
Reinvestment of distributions
Class A	7,798	105,256	11,368	142,357
Class R	23	324	20	245
Class R4	2,744	37,204	14,106	177,218
Class R6	31,222	421,190	40,325	505,416
Administrator Class	1,186	16,119	1,023	12,907
		580,093		838,143
Payment for shares redeemed
Class A	(279,475)	(3,468,376)	(537,744)	(6,501,930)
Class R	(192)	(2,334)	(657)	(7,725)
Class R4	(580,265)	(6,276,695)	(372,361)	(4,499,286)
Class R6	(899,474)	(11,302,117)	(603,431)	(7,381,450)
Administrator Class	(29,674)	(366,834)	(68,444)	(823,710)
		(21,416,356)		(19,214,101)
Net decrease in net assets resulting from capital share transactions		(13,063,870)		(3,303,073)
Total decrease in net assets		(7,966,542)		(3,135,892)
Net assets
Beginning of period		34,745,870		37,881,762
End of period		$ 26,779,328		$ 34,745,870
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  85

Statements of changes in net assets
	Target 2060 Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 445,781		$ 446,705
Payment from affiliate		2,213		0
Net realized gains on investments		687,372		420,384
Net change in unrealized gains (losses) on investments		4,796,628		(603,197)
Net increase in net assets resulting from operations		5,931,994		263,892
Distributions to shareholders from
Net investment income and net realized gains
Class A		(15,716)		(15,694)
Class C		(748)		(1,689)
Class R		(1,350)		(1,057)
Class R4		(39,751)		(53,088)
Class R6		(392,092)		(310,399)
Administrator Class		(44,475)		(63,995)
Total distributions to shareholders		(494,132)		(445,922)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	64,571	729,623	59,651	719,273
Class C	658	8,105	1,122	13,049
Class R	1,600	18,691	1,141	13,327
Class R4	64,992	787,588	108,478	1,308,060
Class R6	773,445	9,228,133	748,398	9,084,784
Administrator Class	144,201	1,711,581	141,839	1,711,085
		12,483,721		12,849,578
Reinvestment of distributions
Class A	1,159	15,554	1,250	15,523
Class C	44	585	118	1,471
Class R	72	960	55	674
Class R4	2,887	39,563	4,178	52,899
Class R6	28,726	391,836	24,598	310,197
Administrator Class	3,284	44,308	5,118	63,822
		492,806		444,586
Payment for shares redeemed
Class A	(66,312)	(769,594)	(33,471)	(403,008)
Class C	(3,543)	(44,720)	(8,193)	(99,186)
Class R	(130)	(1,501)	(27)	(314)
Class R4	(87,050)	(1,064,340)	(90,634)	(1,118,012)
Class R6	(608,658)	(7,729,465)	(339,934)	(4,197,518)
Administrator Class	(229,454)	(2,606,292)	(98,703)	(1,189,286)
		(12,215,912)		(7,007,324)
Net increase in net assets resulting from capital share transactions		760,615		6,286,840
Total increase in net assets		6,198,477		6,104,810
Net assets
Beginning of period		22,642,709		16,537,899
End of period		$ 28,841,186		$22,642,709
The accompanying notes are an integral part of these financial statements.

86  |  Target Date Retirement Funds

Financial highlights
Target Today Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.04	$8.66	$8.97	$10.56	$10.41
Net investment income	0.14	0.19	0.19	0.17	0.12
Net realized and unrealized gains on investments	0.55	0.47	0.07	0.13	0.23
Total from investment operations	0.69	0.66	0.26	0.30	0.35
Distributions to shareholders from
Net investment income	(0.17)	(0.20)	(0.21)	(0.08)	(0.11)
Net realized gains	(0.33)	(0.08)	(0.36)	(1.81)	(0.09)
Total distributions to shareholders	(0.50)	(0.28)	(0.57)	(1.89)	(0.20)
Net asset value, end of period	$9.23	$9.04	$8.66	$8.97	$10.56
Total return[1]	7.70%	7.64%	3.09%	2.54%	3.39%
Ratios to average net assets (annualized)*
Gross expenses	0.96%	0.98%	0.93%	0.87%	0.85%
Net expenses	0.59%	0.63%	0.65%	0.69%	0.76%
Net investment income	1.65%	2.16%	2.21%	1.59%	1.06%
Supplemental data
Portfolio turnover rate[2]	79%	37%	45%	80%	41%
Net assets, end of period (000s omitted)	$34,779	$36,878	$37,865	$47,030	$55,965

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.15%
Year ended February 28, 2017	0.15%

[1]	Total return calculations do not include any sales charges.
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  87

Financial highlights
Target Today Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.30	$8.89	$9.18	$10.77	$10.63
Net investment income	0.09 [1]	0.14 [1]	0.14 [1]	0.10	0.03
Net realized and unrealized gains on investments	0.55	0.47	0.06	0.13	0.24
Total from investment operations	0.64	0.61	0.20	0.23	0.27
Distributions to shareholders from
Net investment income	(0.09)	(0.12)	(0.13)	(0.01)	(0.04)
Net realized gains	(0.33)	(0.08)	(0.36)	(1.81)	(0.09)
Total distributions to shareholders	(0.42)	(0.20)	(0.49)	(1.82)	(0.13)
Net asset value, end of period	$9.52	$9.30	$8.89	$9.18	$10.77
Total return[2]	6.92%	6.80%	2.31%	1.76%	2.57%
Ratios to average net assets (annualized)*
Gross expenses	1.70%	1.73%	1.68%	1.62%	1.61%
Net expenses	1.36%	1.39%	1.40%	1.44%	1.51%
Net investment income	0.93%	1.46%	1.50%	0.83%	0.31%
Supplemental data
Portfolio turnover rate[3]	79%	37%	45%	80%	41%
Net assets, end of period (000s omitted)	$380	$529	$923	$2,250	$2,822

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.09%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.15%
Year ended February 28, 2017	0.15%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

88  |  Target Date Retirement Funds

Financial highlights
Target Today Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.00	$8.62	$8.94	$10.53	$10.39
Net investment income	0.13	0.17	0.17	0.14	0.09
Payment from affiliate	0.06	0.00	0.00	0.00	0.00
Net realized and unrealized gains on investments	0.54	0.46	0.06	0.14	0.23
Total from investment operations	0.73	0.63	0.23	0.28	0.32
Distributions to shareholders from
Net investment income	(0.14)	(0.17)	(0.19)	(0.06)	(0.09)
Net realized gains	(0.33)	(0.08)	(0.36)	(1.81)	(0.09)
Total distributions to shareholders	(0.47)	(0.25)	(0.55)	(1.87)	(0.18)
Net asset value, end of period	$9.26	$9.00	$8.62	$8.94	$10.53
Total return	8.18% [1]	7.35%	2.72%	2.31%	3.13%
Ratios to average net assets (annualized)*
Gross expenses	1.08%	1.23%	1.16%	1.13%	1.12%
Net expenses	0.86%	0.90%	0.89%	0.94%	1.01%
Net investment income	1.38%	1.88%	1.96%	1.36%	0.79%
Supplemental data
Portfolio turnover rate[2]	79%	37%	45%	80%	41%
Net assets, end of period (000s omitted)	$33	$31	$28	$29	$32

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.09%
Year ended February 29, 2020	0.17%
Year ended February 28, 2019	0.11%
Year ended February 28, 2018	0.16%
Year ended February 28, 2017	0.16%

[1]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had a 0.75% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  89

Financial highlights
Target Today Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R4	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.29	$8.89	$9.20	$10.81	$10.65
Net investment income	0.19 [1]	0.23 [1]	0.24 [1]	0.17 [1]	0.14
Net realized and unrealized gains on investments	0.54	0.48	0.05	0.13	0.25
Total from investment operations	0.73	0.71	0.29	0.30	0.39
Distributions to shareholders from
Net investment income	(0.20)	(0.23)	(0.24)	(0.10)	(0.14)
Net realized gains	(0.33)	(0.08)	(0.36)	(1.81)	(0.09)
Total distributions to shareholders	(0.53)	(0.31)	(0.60)	(1.91)	(0.23)
Net asset value, end of period	$9.49	$9.29	$8.89	$9.20	$10.81
Total return	7.98%	7.98%	3.35%	2.46%	3.71%
Ratios to average net assets (annualized)*
Gross expenses	0.69%	0.70%	0.67%	0.60%	0.58%
Net expenses	0.30%	0.34%	0.34%	0.44%	0.45%
Net investment income	2.02%	2.46%	2.62%	1.54%	1.37%
Supplemental data
Portfolio turnover rate[2]	79%	37%	45%	80%	41%
Net assets, end of period (000s omitted)	$1,047	$2,437	$2,825	$12,858	$248,734

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.16%
Year ended February 28, 2017	0.15%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

90  |  Target Date Retirement Funds

Financial highlights
Target Today Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R6	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.28	$8.88	$9.19	$10.78	$10.64
Net investment income	0.20 [1]	0.24 [1]	0.25 [1]	0.21 [1]	0.17 [1]
Net realized and unrealized gains on investments	0.54	0.48	0.06	0.15	0.23
Total from investment operations	0.74	0.72	0.31	0.36	0.40
Distributions to shareholders from
Net investment income	(0.21)	(0.24)	(0.26)	(0.14)	(0.17)
Net realized gains	(0.33)	(0.08)	(0.36)	(1.81)	(0.09)
Total distributions to shareholders	(0.54)	(0.32)	(0.62)	(1.95)	(0.26)
Net asset value, end of period	$9.48	$9.28	$8.88	$9.19	$10.78
Total return	8.10%	8.16%	3.52%	2.99%	3.81%
Ratios to average net assets (annualized)*
Gross expenses	0.53%	0.55%	0.51%	0.44%	0.42%
Net expenses	0.15%	0.19%	0.19%	0.24%	0.30%
Net investment income	2.10%	2.60%	2.72%	1.99%	1.53%
Supplemental data
Portfolio turnover rate[2]	79%	37%	45%	80%	41%
Net assets, end of period (000s omitted)	$15,827	$17,264	$17,013	$40,511	$72,643

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.15%
Year ended February 28, 2017	0.15%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  91

Financial highlights
Target Today Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.30	$8.90	$9.21	$10.78	$10.63
Net investment income	0.15	0.21 [1]	0.22 [1]	0.18	0.13 [1]
Net realized and unrealized gains on investments	0.57	0.48	0.05	0.15	0.23
Total from investment operations	0.72	0.69	0.27	0.33	0.36
Distributions to shareholders from
Net investment income	(0.18)	(0.21)	(0.22)	(0.09)	(0.12)
Net realized gains	(0.33)	(0.08)	(0.36)	(1.81)	(0.09)
Total distributions to shareholders	(0.51)	(0.29)	(0.58)	(1.90)	(0.21)
Net asset value, end of period	$9.51	$9.30	$8.90	$9.21	$10.78
Total return	7.81%	7.76%	3.11%	2.77%	3.41%
Ratios to average net assets (annualized)*
Gross expenses	0.87%	0.90%	0.86%	0.79%	0.77%
Net expenses	0.49%	0.53%	0.54%	0.59%	0.65%
Net investment income	1.75%	2.29%	2.38%	1.66%	1.17%
Supplemental data
Portfolio turnover rate[2]	79%	37%	45%	80%	41%
Net assets, end of period (000s omitted)	$6,779	$7,029	$9,597	$24,351	$39,234

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.15%
Year ended February 28, 2017	0.15%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

92  |  Target Date Retirement Funds

Financial highlights
Target 2010 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.55	$10.13	$10.72	$12.41	$12.26
Net investment income	0.18	0.23 [1]	0.23 [1]	0.19	0.15
Net realized and unrealized gains on investments	0.65	0.53	0.07	0.22	0.30
Total from investment operations	0.83	0.76	0.30	0.41	0.45
Distributions to shareholders from
Net investment income	(0.19)	(0.23)	(0.27)	(0.04)	(0.09)
Net realized gains	(0.45)	(0.11)	(0.62)	(2.06)	(0.21)
Total distributions to shareholders	(0.64)	(0.34)	(0.89)	(2.10)	(0.30)
Net asset value, end of period	$10.74	$10.55	$10.13	$10.72	$12.41
Total return[2]	8.04%	7.57%	3.03%	3.04%	3.71%
Ratios to average net assets (annualized)*
Gross expenses	1.00%	1.00%	0.91%	0.87%	0.87%
Net expenses	0.59%	0.63%	0.65%	0.70%	0.78%
Net investment income	1.64%	2.15%	2.20%	1.58%	1.14%
Supplemental data
Portfolio turnover rate[3]	79%	37%	45%	79%	41%
Net assets, end of period (000s omitted)	$32,376	$33,505	$35,777	$51,677	$60,237

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.15%
Year ended February 28, 2017	0.16%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  93

Financial highlights
Target 2010 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.67	$10.24	$10.82	$12.56	$12.42
Net investment income	0.11 [1]	0.15 [1]	0.16 [1]	0.13	0.07
Net realized and unrealized gains on investments	0.66	0.54	0.06	0.19	0.30
Total from investment operations	0.77	0.69	0.22	0.32	0.37
Distributions to shareholders from
Net investment income	(0.09)	(0.15)	(0.18)	0.00	(0.02)
Net realized gains	(0.45)	(0.11)	(0.62)	(2.06)	(0.21)
Total distributions to shareholders	(0.54)	(0.26)	(0.80)	(2.06)	(0.23)
Net asset value, end of period	$10.90	$10.67	$10.24	$10.82	$12.56
Total return[2]	7.29%	6.70%	2.25%	2.25%	2.96%
Ratios to average net assets (annualized)*
Gross expenses	1.74%	1.75%	1.65%	1.62%	1.62%
Net expenses	1.36%	1.39%	1.40%	1.45%	1.53%
Net investment income	0.99%	1.40%	1.47%	0.83%	0.39%
Supplemental data
Portfolio turnover rate[3]	79%	37%	45%	79%	41%
Net assets, end of period (000s omitted)	$183	$576	$735	$1,323	$1,761

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.09%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.15%
Year ended February 28, 2017	0.16%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

94  |  Target Date Retirement Funds

Financial highlights
Target 2010 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.46	$10.04	$10.63	$12.33	$12.19
Net investment income	0.15	0.20	0.20	0.16	0.11
Payment from affiliate	0.10	0.00	0.00	0.00	0.00
Net realized and unrealized gains on investments	0.66	0.53	0.07	0.22	0.31
Total from investment operations	0.91	0.73	0.27	0.38	0.42
Distributions to shareholders from
Net investment income	(0.16)	(0.20)	(0.24)	(0.02)	(0.07)
Net realized gains	(0.45)	(0.11)	(0.62)	(2.06)	(0.21)
Total distributions to shareholders	(0.61)	(0.31)	(0.86)	(2.08)	(0.28)
Net asset value, end of period	$10.76	$10.46	$10.04	$10.63	$12.33
Total return	8.83% [1]	7.29%	2.82%	2.75%	3.45%
Ratios to average net assets (annualized)*
Gross expenses	1.07%	1.24%	1.14%	1.13%	1.14%
Net expenses	0.85%	0.90%	0.90%	0.96%	1.03%
Net investment income	1.38%	1.87%	1.94%	1.32%	0.88%
Supplemental data
Portfolio turnover rate[2]	79%	37%	45%	79%	41%
Net assets, end of period (000s omitted)	$24	$23	$22	$23	$53

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.09%
Year ended February 29, 2020	0.20%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.16%
Year ended February 28, 2017	0.16%

[1]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had a 1.06% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  95

Financial highlights
Target 2010 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R4	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.70	$10.27	$10.86	$12.55	$12.38
Net investment income	0.21 [1]	0.27 [1]	0.29 [1]	0.23 [1]	0.19 [1]
Net realized and unrealized gains on investments	0.67	0.54	0.04	0.22	0.32
Total from investment operations	0.88	0.81	0.33	0.45	0.51
Distributions to shareholders from
Net investment income	(0.23)	(0.27)	(0.30)	(0.08)	(0.13)
Net realized gains	(0.45)	(0.11)	(0.62)	(2.06)	(0.21)
Total distributions to shareholders	(0.68)	(0.38)	(0.92)	(2.14)	(0.34)
Net asset value, end of period	$10.90	$10.70	$10.27	$10.86	$12.55
Total return	8.37%	7.90%	3.35%	3.30%	4.11%
Ratios to average net assets (annualized)*
Gross expenses	0.72%	0.72%	0.66%	0.59%	0.59%
Net expenses	0.30%	0.34%	0.34%	0.41%	0.47%
Net investment income	1.94%	2.50%	2.65%	1.83%	1.45%
Supplemental data
Portfolio turnover rate[2]	79%	37%	45%	79%	41%
Net assets, end of period (000s omitted)	$1,074	$1,155	$1,825	$17,218	$48,885

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.15%
Year ended February 28, 2017	0.16%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

96  |  Target Date Retirement Funds

Financial highlights
Target 2010 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R6	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.68	$10.25	$10.84	$12.54	$12.37
Net investment income	0.26	0.28 [1]	0.29 [1]	0.25 [1]	0.21 [1]
Net realized and unrealized gains on investments	0.63	0.54	0.06	0.22	0.32
Total from investment operations	0.89	0.82	0.35	0.47	0.53
Distributions to shareholders from
Net investment income	(0.24)	(0.28)	(0.32)	(0.11)	(0.15)
Net realized gains	(0.45)	(0.11)	(0.62)	(2.06)	(0.21)
Total distributions to shareholders	(0.69)	(0.39)	(0.94)	(2.17)	(0.36)
Net asset value, end of period	$10.88	$10.68	$10.25	$10.84	$12.54
Total return	8.54%	8.07%	3.53%	3.42%	4.27%
Ratios to average net assets (annualized)*
Gross expenses	0.57%	0.57%	0.48%	0.44%	0.44%
Net expenses	0.15%	0.19%	0.19%	0.25%	0.32%
Net investment income	2.08%	2.61%	2.71%	2.00%	1.61%
Supplemental data
Portfolio turnover rate[2]	79%	37%	45%	79%	41%
Net assets, end of period (000s omitted)	$13,387	$14,128	$16,789	$40,332	$82,474

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.15%
Year ended February 28, 2017	0.16%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  97

Financial highlights
Target 2010 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.71	$10.27	$10.86	$12.55	$12.39
Net investment income	0.19 [1]	0.24 [1]	0.26 [1]	0.21 [1]	0.16
Net realized and unrealized gains on investments	0.66	0.55	0.05	0.21	0.31
Total from investment operations	0.85	0.79	0.31	0.42	0.47
Distributions to shareholders from
Net investment income	(0.20)	(0.24)	(0.28)	(0.05)	(0.10)
Net realized gains	(0.45)	(0.11)	(0.62)	(2.06)	(0.21)
Total distributions to shareholders	(0.65)	(0.35)	(0.90)	(2.11)	(0.31)
Net asset value, end of period	$10.91	$10.71	$10.27	$10.86	$12.55
Total return	8.13%	7.77%	3.08%	3.09%	3.84%
Ratios to average net assets (annualized)*
Gross expenses	0.92%	0.92%	0.83%	0.79%	0.79%
Net expenses	0.50%	0.54%	0.54%	0.59%	0.67%
Net investment income	1.76%	2.29%	2.37%	1.68%	1.26%
Supplemental data
Portfolio turnover rate[2]	79%	37%	45%	79%	41%
Net assets, end of period (000s omitted)	$6,728	$8,332	$12,382	$32,634	$49,565

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.15%
Year ended February 28, 2017	0.16%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

98  |  Target Date Retirement Funds

Financial highlights
Target 2015 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$7.17	$7.04	$7.88	$10.12	$9.87
Net investment income	0.12	0.16 [1]	0.16	0.15	0.15 [1]
Net realized and unrealized gains on investments	0.54	0.34	0.06	0.27	0.37
Total from investment operations	0.66	0.50	0.22	0.42	0.52
Distributions to shareholders from
Net investment income	(0.13)	(0.16)	(0.17)	(0.02)	(0.10)
Net realized gains	(0.51)	(0.21)	(0.89)	(2.64)	(0.17)
Total distributions to shareholders	(0.64)	(0.37)	(1.06)	(2.66)	(0.27)
Net asset value, end of period	$7.19	$7.17	$7.04	$7.88	$10.12
Total return[2]	9.40%	7.18%	3.17%	3.72%	5.30%
Ratios to average net assets (annualized)*
Gross expenses	0.97%	0.96%	0.90%	0.86%	0.87%
Net expenses	0.58%	0.62%	0.65%	0.71%	0.79%
Net investment income	1.63%	2.13%	2.16%	1.65%	1.43%
Supplemental data
Portfolio turnover rate[3]	80%	36%	44%	76%	41%
Net assets, end of period (000s omitted)	$31,496	$32,650	$36,236	$42,542	$54,770

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.14%
Year ended February 28, 2018	0.16%
Year ended February 28, 2017	0.16%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  99

Financial highlights
Target 2015 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R	2021	2020	2019	2018	2017
Net asset value, beginning of period	$7.33	$7.19	$8.02	$10.26	$10.01
Net investment income	0.10	0.14	0.15	0.13	0.13
Payment from affiliate	0.09	0.00	0.00	0.00	0.00
Net realized and unrealized gains on investments	0.56	0.35	0.05	0.27	0.37
Total from investment operations	0.75	0.49	0.20	0.40	0.50
Distributions to shareholders from
Net investment income	(0.11)	(0.14)	(0.14)	(0.00) [1]	(0.08)
Net realized gains	(0.51)	(0.21)	(0.89)	(2.64)	(0.17)
Total distributions to shareholders	(0.62)	(0.35)	(1.03)	(2.64)	(0.25)
Net asset value, end of period	$7.46	$7.33	$7.19	$8.02	$10.26
Total return	10.33% [2]	6.80%	2.98%	3.52%	4.99%
Ratios to average net assets (annualized)*
Gross expenses	1.04%	1.19%	1.14%	1.12%	1.12%
Net expenses	0.85%	0.90%	0.90%	0.96%	1.04%
Net investment income	1.36%	1.83%	1.91%	1.41%	1.18%
Supplemental data
Portfolio turnover rate[3]	80%	36%	44%	76%	41%
Net assets, end of period (000s omitted)	$20	$20	$20	$22	$37

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.19%
Year ended February 28, 2019	0.12%
Year ended February 28, 2018	0.17%
Year ended February 28, 2017	0.16%

[1]	Amount is less than $0.005.
[2]	During the year ended Febuary 28, 2021, the Fund received a payment from an affiliate which had a 1.28% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

100  |  Target Date Retirement Funds

Financial highlights
Target 2015 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R4	2021	2020	2019	2018	2017
Net asset value, beginning of period	$7.24	$7.10	$7.94	$10.16	$9.91
Net investment income	0.15 [1]	0.18 [1]	0.21 [1]	0.19 [1]	0.18 [1]
Net realized and unrealized gains on investments	0.53	0.35	0.03	0.26	0.37
Total from investment operations	0.68	0.53	0.24	0.45	0.55
Distributions to shareholders from
Net investment income	(0.16)	(0.18)	(0.19)	(0.03)	(0.13)
Net realized gains	(0.51)	(0.21)	(0.89)	(2.64)	(0.17)
Total distributions to shareholders	(0.67)	(0.39)	(1.08)	(2.67)	(0.30)
Net asset value, end of period	$7.25	$7.24	$7.10	$7.94	$10.16
Total return	9.58%	7.57%	3.50%	4.05%	5.57%
Ratios to average net assets (annualized)*
Gross expenses	0.70%	0.67%	0.60%	0.59%	0.59%
Net expenses	0.30%	0.34%	0.34%	0.41%	0.48%
Net investment income	2.05%	2.42%	2.62%	1.91%	1.73%
Supplemental data
Portfolio turnover rate[2]	80%	36%	44%	76%	41%
Net assets, end of period (000s omitted)	$2,605	$5,853	$7,352	$43,346	$105,773

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.14%
Year ended February 28, 2018	0.16%
Year ended February 28, 2017	0.16%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  101

Financial highlights
Target 2015 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R6	2021	2020	2019	2018	2017
Net asset value, beginning of period	$7.24	$7.10	$7.94	$10.15	$9.90
Net investment income	0.25	0.19 [1]	0.21 [1]	0.25	0.20 [1]
Net realized and unrealized gains on investments	0.44	0.35	0.04	0.22	0.37
Total from investment operations	0.69	0.54	0.25	0.47	0.57
Distributions to shareholders from
Net investment income	(0.16)	(0.19)	(0.20)	(0.04)	(0.15)
Net realized gains	(0.51)	(0.21)	(0.89)	(2.64)	(0.17)
Total distributions to shareholders	(0.67)	(0.40)	(1.09)	(2.68)	(0.32)
Net asset value, end of period	$7.26	$7.24	$7.10	$7.94	$10.15
Total return	9.82%	7.74%	3.65%	4.27%	5.74%
Ratios to average net assets (annualized)*
Gross expenses	0.54%	0.52%	0.46%	0.44%	0.43%
Net expenses	0.15%	0.19%	0.19%	0.26%	0.33%
Net investment income	2.09%	2.62%	2.67%	2.08%	1.92%
Supplemental data
Portfolio turnover rate[2]	80%	36%	44%	76%	41%
Net assets, end of period (000s omitted)	$14,671	$18,725	$31,174	$61,265	$125,438

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.14%
Year ended February 28, 2018	0.16%
Year ended February 28, 2017	0.16%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

102  |  Target Date Retirement Funds

Financial highlights
Target 2015 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$7.38	$7.24	$8.07	$10.29	$10.02
Net investment income	0.13 [1]	0.17 [1]	0.19 [1]	0.18 [1]	0.17 [1]
Net realized and unrealized gains on investments	0.56	0.35	0.04	0.26	0.38
Total from investment operations	0.69	0.52	0.23	0.44	0.55
Distributions to shareholders from
Net investment income	(0.14)	(0.17)	(0.17)	(0.02)	(0.11)
Net realized gains	(0.51)	(0.21)	(0.89)	(2.64)	(0.17)
Total distributions to shareholders	(0.65)	(0.38)	(1.06)	(2.66)	(0.28)
Net asset value, end of period	$7.42	$7.38	$7.24	$8.07	$10.29
Total return	9.51%	7.20%	3.33%	3.89%	5.52%
Ratios to average net assets (annualized)*
Gross expenses	0.89%	0.87%	0.81%	0.77%	0.78%
Net expenses	0.50%	0.54%	0.54%	0.60%	0.68%
Net investment income	1.74%	2.24%	2.33%	1.76%	1.59%
Supplemental data
Portfolio turnover rate[2]	80%	36%	44%	76%	41%
Net assets, end of period (000s omitted)	$4,568	$5,345	$6,821	$15,886	$21,910

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.14%
Year ended February 28, 2018	0.16%
Year ended February 28, 2017	0.16%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  103

Financial highlights
Target 2020 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.98	$11.64	$12.55	$14.87	$14.19
Net investment income	0.17	0.25 [1]	0.26	0.24	0.21
Payment from affiliate	0.00 [2]	0.00	0.00	0.00	0.00
Net realized and unrealized gains on investments	1.13	0.51	0.06	0.61	0.85
Total from investment operations	1.30	0.76	0.32	0.85	1.06
Distributions to shareholders from
Net investment income	(0.23)	(0.27)	(0.41)	0.00	(0.17)
Net realized gains	(0.59)	(0.15)	(0.82)	(3.17)	(0.21)
Total distributions to shareholders	(0.82)	(0.42)	(1.23)	(3.17)	(0.38)
Net asset value, end of period	$12.46	$11.98	$11.64	$12.55	$14.87
Total return[3]	10.93% [4]	6.53%	3.12%	5.40%	7.53%
Ratios to average net assets (annualized)*
Gross expenses	0.73%	0.75%	0.75%	0.79%	0.85%
Net expenses	0.59%	0.63%	0.65%	0.71%	0.81%
Net investment income	1.61%	2.08%	2.14%	1.74%	1.44%
Supplemental data
Portfolio turnover rate[5]	80%	36%	43%	73%	39%
Net assets, end of period (000s omitted)	$127,258	$132,755	$147,196	$199,069	$218,652

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019	0.14%
Year ended February 28, 2018	0.16%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

104  |  Target Date Retirement Funds

Financial highlights
Target 2020 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.75	$11.41	$12.31	$14.75	$14.10
Net investment income	0.06	0.16 [1]	0.17 [1]	0.13	0.10
Net realized and unrealized gains on investments	1.12	0.50	0.06	0.60	0.84
Total from investment operations	1.18	0.66	0.23	0.73	0.94
Distributions to shareholders from
Net investment income	(0.14)	(0.17)	(0.31)	0.00	(0.08)
Net realized gains	(0.59)	(0.15)	(0.82)	(3.17)	(0.21)
Total distributions to shareholders	(0.73)	(0.32)	(1.13)	(3.17)	(0.29)
Net asset value, end of period	$12.20	$11.75	$11.41	$12.31	$14.75
Total return[2]	10.05%	5.79%	2.28%	4.60%	6.71%
Ratios to average net assets (annualized)*
Gross expenses	1.48%	1.50%	1.50%	1.54%	1.60%
Net expenses	1.36%	1.39%	1.40%	1.46%	1.56%
Net investment income	0.85%	1.33%	1.41%	0.99%	0.69%
Supplemental data
Portfolio turnover rate[3]	80%	36%	43%	73%	39%
Net assets, end of period (000s omitted)	$2,608	$2,785	$3,377	$6,219	$6,713

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019	0.14%
Year ended February 28, 2018	0.16%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  105

Financial highlights
Target 2020 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.86	$11.53	$12.46	$14.81	$14.14
Net investment income	0.12	0.21 [1]	0.22 [1]	0.22 [1]	0.18
Payment from affiliate	0.04	0.00	0.00	0.00	0.00
Net realized and unrealized gains on investments	1.13	0.52	0.08	0.60	0.84
Total from investment operations	1.29	0.73	0.30	0.82	1.02
Distributions to shareholders from
Net investment income	(0.19)	(0.25)	(0.41)	0.00	(0.14)
Net realized gains	(0.59)	(0.15)	(0.82)	(3.17)	(0.21)
Total distributions to shareholders	(0.78)	(0.40)	(1.23)	(3.17)	(0.35)
Net asset value, end of period	$12.37	$11.86	$11.53	$12.46	$14.81
Total return	10.94% [2]	6.32%	2.84%	5.20%	7.27%
Ratios to average net assets (annualized)*
Gross expenses	0.94%	0.99%	1.00%	1.06%	1.10%
Net expenses	0.86%	0.90%	0.90%	0.98%	1.06%
Net investment income	1.36%	1.76%	1.84%	1.51%	1.21%
Supplemental data
Portfolio turnover rate[3]	80%	36%	43%	73%	39%
Net assets, end of period (000s omitted)	$104	$119	$86	$66	$321

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.17%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of 0.40% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

106  |  Target Date Retirement Funds

Financial highlights
Target 2020 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R4	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.36	$11.98	$12.89	$15.15	$14.44
Net investment income	0.25 [1]	0.30 [1]	0.33 [1]	0.31 [1]	0.27 [1]
Net realized and unrealized gains on investments	1.12	0.54	0.04	0.60	0.86
Total from investment operations	1.37	0.84	0.37	0.91	1.13
Distributions to shareholders from
Net investment income	(0.27)	(0.31)	(0.46)	0.00	(0.21)
Net realized gains	(0.59)	(0.15)	(0.82)	(3.17)	(0.21)
Total distributions to shareholders	(0.86)	(0.46)	(1.28)	(3.17)	(0.42)
Net asset value, end of period	$12.87	$12.36	$11.98	$12.89	$15.15
Total return	11.15%	6.99%	3.36%	5.70%	7.89%
Ratios to average net assets (annualized)*
Gross expenses	0.45%	0.47%	0.47%	0.53%	0.56%
Net expenses	0.30%	0.34%	0.34%	0.42%	0.50%
Net investment income	2.02%	2.39%	2.54%	2.05%	1.76%
Supplemental data
Portfolio turnover rate[2]	80%	36%	43%	73%	39%
Net assets, end of period (000s omitted)	$15,462	$31,139	$38,539	$130,172	$357,823

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019	0.14%
Year ended February 28, 2018	0.17%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  107

Financial highlights
Target 2020 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R6	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.35	$11.98	$12.90	$15.14	$14.43
Net investment income	0.40	0.32 [1]	0.34 [1]	0.33 [1]	0.29 [1]
Net realized and unrealized gains on investments	1.00	0.53	0.06	0.61	0.86
Total from investment operations	1.40	0.85	0.40	0.94	1.15
Distributions to shareholders from
Net investment income	(0.29)	(0.33)	(0.50)	(0.01)	(0.23)
Net realized gains	(0.59)	(0.15)	(0.82)	(3.17)	(0.21)
Total distributions to shareholders	(0.88)	(0.48)	(1.32)	(3.18)	(0.44)
Net asset value, end of period	$12.87	$12.35	$11.98	$12.90	$15.14
Total return	11.40%	7.06%	3.58%	5.89%	8.04%
Ratios to average net assets (annualized)*
Gross expenses	0.30%	0.32%	0.32%	0.37%	0.41%
Net expenses	0.15%	0.19%	0.19%	0.26%	0.35%
Net investment income	2.06%	2.52%	2.66%	2.20%	1.92%
Supplemental data
Portfolio turnover rate[2]	80%	36%	43%	73%	39%
Net assets, end of period (000s omitted)	$121,395	$147,590	$154,089	$400,206	$645,237

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019	0.14%
Year ended February 28, 2018	0.17%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

108  |  Target Date Retirement Funds

Financial highlights
Target 2020 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.27	$11.90	$12.80	$15.09	$14.40
Net investment income	0.18	0.27 [1]	0.31	0.29	0.24 [1]
Net realized and unrealized gains on investments	1.16	0.53	0.04	0.59	0.84
Total from investment operations	1.34	0.80	0.35	0.88	1.08
Distributions to shareholders from
Net investment income	(0.24)	(0.28)	(0.43)	0.00	(0.18)
Net realized gains	(0.59)	(0.15)	(0.82)	(3.17)	(0.21)
Total distributions to shareholders	(0.83)	(0.43)	(1.25)	(3.17)	(0.39)
Net asset value, end of period	$12.78	$12.27	$11.90	$12.80	$15.09
Total return	10.99%	6.73%	3.18%	5.51%	7.58%
Ratios to average net assets (annualized)*
Gross expenses	0.65%	0.67%	0.67%	0.72%	0.76%
Net expenses	0.50%	0.54%	0.54%	0.61%	0.70%
Net investment income	1.73%	2.18%	2.28%	1.85%	1.60%
Supplemental data
Portfolio turnover rate[2]	80%	36%	43%	73%	39%
Net assets, end of period (000s omitted)	$43,707	$54,435	$63,684	$111,716	$197,835

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019	0.14%
Year ended February 28, 2018	0.17%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  109

Financial highlights
Target 2025 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$5.57	$5.57	$6.41	$10.48	$9.77
Net investment income	0.08	0.12	0.13 [1]	0.17 [1]	0.13
Payment from affiliate	0.00 [2]	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.67	0.21	(0.00) [3]	0.63	0.90
Total from investment operations	0.75	0.33	0.13	0.80	1.03
Distributions to shareholders from
Net investment income	(0.11)	(0.13)	(0.14)	(0.03)	(0.15)
Net realized gains	(0.49)	(0.20)	(0.83)	(4.84)	(0.17)
Total distributions to shareholders	(0.60)	(0.33)	(0.97)	(4.87)	(0.32)
Net asset value, end of period	$5.72	$5.57	$5.57	$6.41	$10.48
Total return[4]	13.66% [5]	5.71%	2.78%	7.09%	10.61%
Ratios to average net assets (annualized)*
Gross expenses	0.77%	0.77%	0.78%	0.81%	0.84%
Net expenses	0.59%	0.62%	0.65%	0.71%	0.81%
Net investment income	1.62%	2.04%	2.08%	1.70%	1.37%
Supplemental data
Portfolio turnover rate[6]	83%	36%	43%	67%	36%
Net assets, end of period (000s omitted)	$87,108	$94,505	$106,485	$117,382	$140,428

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019	0.15%
Year ended February 28, 2018	0.17%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Amount is more than $(0.005)
[4]	Total return calculations do not include any sales charges.
[5]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[6]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

110  |  Target Date Retirement Funds

Financial highlights
Target 2025 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R	2021	2020	2019	2018	2017
Net asset value, beginning of period	$5.49	$5.50	$6.34	$10.49	$9.79
Net investment income	0.11	0.10 [1]	0.11 [1]	0.16 [1]	0.12
Payment from affiliate	0.03	0.00	0.00	0.00	0.00
Net realized and unrealized gains on investments	0.62	0.20	0.02	0.53	0.88
Total from investment operations	0.76	0.30	0.13	0.69	1.00
Distributions to shareholders from
Net investment income	(0.09)	(0.11)	(0.14)	0.00	(0.13)
Net realized gains	(0.49)	(0.20)	(0.83)	(4.84)	(0.17)
Total distributions to shareholders	(0.58)	(0.31)	(0.97)	(4.84)	(0.30)
Net asset value, end of period	$5.67	$5.49	$5.50	$6.34	$10.49
Total return	14.13% [2]	5.37%	2.67%	5.94%	10.22%
Ratios to average net assets (annualized)*
Gross expenses	0.98%	1.01%	1.02%	1.10%	1.10%
Net expenses	0.86%	0.89%	0.90%	1.02%	1.06%
Net investment income	1.32%	1.73%	1.78%	1.53%	1.12%
Supplemental data
Portfolio turnover rate[3]	83%	36%	43%	67%	36%
Net assets, end of period (000s omitted)	$66	$57	$44	$29	$610

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.18%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of 0.68% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  111

Financial highlights
Target 2025 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R4	2021	2020	2019	2018	2017
Net asset value, beginning of period	$5.62	$5.61	$6.45	$10.52	$9.80
Net investment income	0.12 [1]	0.14 [1]	0.16 [1]	0.20	0.17
Net realized and unrealized gains (losses) on investments	0.66	0.21	(0.01)	0.63	0.90
Total from investment operations	0.78	0.35	0.15	0.83	1.07
Distributions to shareholders from
Net investment income	(0.13)	(0.14)	(0.16)	(0.06)	(0.18)
Net realized gains	(0.49)	(0.20)	(0.83)	(4.84)	(0.17)
Total distributions to shareholders	(0.62)	(0.34)	(0.99)	(4.90)	(0.35)
Net asset value, end of period	$5.78	$5.62	$5.61	$6.45	$10.52
Total return	14.08%	6.16%	3.05%	7.33%	10.98%
Ratios to average net assets (annualized)*
Gross expenses	0.49%	0.49%	0.50%	0.55%	0.57%
Net expenses	0.31%	0.34%	0.34%	0.43%	0.50%
Net investment income	2.07%	2.31%	2.45%	2.01%	1.65%
Supplemental data
Portfolio turnover rate[2]	83%	36%	43%	67%	36%
Net assets, end of period (000s omitted)	$13,375	$36,023	$42,046	$87,607	$274,639

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019	0.15%
Year ended February 28, 2018	0.17%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

112  |  Target Date Retirement Funds

Financial highlights
Target 2025 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R6	2021	2020	2019	2018	2017
Net asset value, beginning of period	$5.61	$5.61	$6.44	$10.51	$9.80
Net investment income	0.19	0.15 [1]	0.16 [1]	0.25	0.20 [1]
Net realized and unrealized gains on investments	0.58	0.20	0.01	0.60	0.87
Total from investment operations	0.77	0.35	0.17	0.85	1.07
Distributions to shareholders from
Net investment income	(0.13)	(0.15)	(0.17)	(0.08)	(0.19)
Net realized gains	(0.49)	(0.20)	(0.83)	(4.84)	(0.17)
Total distributions to shareholders	(0.62)	(0.35)	(1.00)	(4.92)	(0.36)
Net asset value, end of period	$5.76	$5.61	$5.61	$6.44	$10.51
Total return	14.04%	6.15%	3.41%	7.54%	11.04%
Ratios to average net assets (annualized)*
Gross expenses	0.33%	0.34%	0.35%	0.39%	0.41%
Net expenses	0.15%	0.19%	0.19%	0.26%	0.35%
Net investment income	2.05%	2.49%	2.57%	2.16%	1.92%
Supplemental data
Portfolio turnover rate[2]	83%	36%	43%	67%	36%
Net assets, end of period (000s omitted)	$84,191	$106,756	$131,314	$201,812	$372,101

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019	0.15%
Year ended February 28, 2018	0.17%
Year ended February 28, 2017	0.16%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  113

Financial highlights
Target 2025 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$5.67	$5.66	$6.48	$10.55	$9.82
Net investment income	0.06	0.13 [1]	0.15 [1]	0.19	0.17 [1]
Net realized and unrealized gains (losses) on investments	0.70	0.21	(0.00) [2]	0.62	0.89
Total from investment operations	0.76	0.34	0.15	0.81	1.06
Distributions to shareholders from
Net investment income	(0.11)	(0.13)	(0.14)	(0.04)	(0.16)
Net realized gains	(0.49)	(0.20)	(0.83)	(4.84)	(0.17)
Total distributions to shareholders	(0.60)	(0.33)	(0.97)	(4.88)	(0.33)
Net asset value, end of period	$5.83	$5.67	$5.66	$6.48	$10.55
Total return	13.71%	5.88%	2.94%	7.12%	10.87%
Ratios to average net assets (annualized)*
Gross expenses	0.69%	0.69%	0.70%	0.73%	0.76%
Net expenses	0.50%	0.54%	0.54%	0.61%	0.70%
Net investment income	1.70%	2.16%	2.27%	1.81%	1.59%
Supplemental data
Portfolio turnover rate[3]	83%	36%	43%	67%	36%
Net assets, end of period (000s omitted)	$10,401	$10,650	$15,362	$43,559	$65,620

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019	0.15%
Year ended February 28, 2018	0.17%
Year ended February 28, 2017	0.16%

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005)
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

114  |  Target Date Retirement Funds

Financial highlights
Target 2030 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.14	$12.03	$13.53	$16.70	$15.17
Net investment income	0.19	0.25	0.26	0.27	0.23
Payment from affiliate	0.00 [1]	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.77	0.34	(0.00) [2]	1.25	1.90
Total from investment operations	1.96	0.59	0.26	1.52	2.13
Distributions to shareholders from
Net investment income	(0.23)	(0.27)	(0.33)	(0.15)	(0.31)
Net realized gains	(0.63)	(0.21)	(1.43)	(4.54)	(0.29)
Total distributions to shareholders	(0.86)	(0.48)	(1.76)	(4.69)	(0.60)
Net asset value, end of period	$13.24	$12.14	$12.03	$13.53	$16.70
Total return[3]	16.32% [4]	4.72%	2.55%	8.79%	14.15%
Ratios to average net assets (annualized)*
Gross expenses	0.72%	0.75%	0.76%	0.80%	0.84%
Net expenses	0.59%	0.63%	0.65%	0.71%	0.82%
Net investment income	1.58%	1.98%	2.04%	1.63%	1.32%
Supplemental data
Portfolio turnover rate[5]	85%	36%	43%	61%	31%
Net assets, end of period (000s omitted)	$166,161	$163,774	$177,608	$228,015	$230,044

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019	0.15%
Year ended February 28, 2018	0.17%
Year ended February 28, 2017	0.17%

[1]	Amount is less than $0.005.
[2]	Amount is more than $(0.005)
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  115

Financial highlights
Target 2030 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.60	$11.50	$13.01	$16.24	$14.79
Net investment income	0.10 [1]	0.15	0.16	0.18	0.07
Net realized and unrealized gains (losses) on investments	1.68	0.32	(0.00) [2]	1.17	1.88
Total from investment operations	1.78	0.47	0.16	1.35	1.95
Distributions to shareholders from
Net investment income	(0.10)	(0.16)	(0.24)	(0.04)	(0.21)
Net realized gains	(0.63)	(0.21)	(1.43)	(4.54)	(0.29)
Total distributions to shareholders	(0.73)	(0.37)	(1.67)	(4.58)	(0.50)
Net asset value, end of period	$12.65	$11.60	$11.50	$13.01	$16.24
Total return[3]	15.48%	3.92%	1.82%	7.95%	13.28%
Ratios to average net assets (annualized)*
Gross expenses	1.47%	1.50%	1.51%	1.55%	1.59%
Net expenses	1.36%	1.39%	1.40%	1.46%	1.57%
Net investment income	0.86%	1.24%	1.30%	0.88%	0.57%
Supplemental data
Portfolio turnover rate[4]	85%	36%	43%	61%	31%
Net assets, end of period (000s omitted)	$1,385	$2,060	$2,851	$4,748	$4,630

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019	0.15%
Year ended February 28, 2018	0.17%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005)
[3]	Total return calculations do not include any sales charges.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

116  |  Target Date Retirement Funds

Financial highlights
Target 2030 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.16	$12.05	$13.55	$16.66	$15.14
Net investment income	0.26	0.22	0.23	0.26	0.18
Payment from affiliate	0.08	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.68	0.34	(0.00) [1]	1.17	1.90
Total from investment operations	2.02	0.56	0.23	1.43	2.08
Distributions to shareholders from
Net investment income	(0.20)	(0.24)	(0.30)	0.00	(0.27)
Net realized gains	(0.63)	(0.21)	(1.43)	(4.54)	(0.29)
Total distributions to shareholders	(0.83)	(0.45)	(1.73)	(4.54)	(0.56)
Net asset value, end of period	$13.35	$12.16	$12.05	$13.55	$16.66
Total return	16.76% [2]	4.48%	2.37%	8.28%	13.88%
Ratios to average net assets (annualized)*
Gross expenses	0.86%	0.97%	1.01%	1.10%	1.10%
Net expenses	0.83%	0.87%	0.89%	1.04%	1.07%
Net investment income	1.32%	1.72%	1.76%	1.54%	1.06%
Supplemental data
Portfolio turnover rate[3]	85%	36%	43%	61%	31%
Net assets, end of period (000s omitted)	$51	$44	$40	$34	$904

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.09%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.15%
Year ended February 28, 2018	0.19%
Year ended February 28, 2017	0.17%

[1]	Amount is more than $(0.005)
[2]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of 0.74% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  117

Financial highlights
Target 2030 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R4	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.45	$12.32	$13.81	$16.95	$15.38
Net investment income	0.25 [1]	0.29	0.34	0.34	0.27
Net realized and unrealized gains (losses) on investments	1.80	0.36	(0.03)	1.25	1.94
Total from investment operations	2.05	0.65	0.31	1.59	2.21
Distributions to shareholders from
Net investment income	(0.27)	(0.31)	(0.37)	(0.19)	(0.35)
Net realized gains	(0.63)	(0.21)	(1.43)	(4.54)	(0.29)
Total distributions to shareholders	(0.90)	(0.52)	(1.80)	(4.73)	(0.64)
Net asset value, end of period	$13.60	$12.45	$12.32	$13.81	$16.95
Total return	16.64%	5.07%	2.88%	9.09%	14.52%
Ratios to average net assets (annualized)*
Gross expenses	0.44%	0.47%	0.48%	0.53%	0.56%
Net expenses	0.30%	0.34%	0.34%	0.42%	0.51%
Net investment income	1.97%	2.28%	2.45%	1.95%	1.64%
Supplemental data
Portfolio turnover rate[2]	85%	36%	43%	61%	31%
Net assets, end of period (000s omitted)	$28,910	$51,595	$57,366	$219,799	$507,587

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019	0.15%
Year ended February 28, 2018	0.17%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

118  |  Target Date Retirement Funds

Financial highlights
Target 2030 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R6	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.42	$12.30	$13.79	$16.93	$15.37
Net investment income	0.33	0.32	0.34	0.36	0.31
Net realized and unrealized gains (losses) on investments	1.74	0.33	(0.01)	1.26	1.92
Total from investment operations	2.07	0.65	0.33	1.62	2.23
Distributions to shareholders from
Net investment income	(0.29)	(0.32)	(0.39)	(0.22)	(0.38)
Net realized gains	(0.63)	(0.21)	(1.43)	(4.54)	(0.29)
Total distributions to shareholders	(0.92)	(0.53)	(1.82)	(4.76)	(0.67)
Net asset value, end of period	$13.57	$12.42	$12.30	$13.79	$16.93
Total return	16.84%	5.15%	3.08%	9.28%	14.63%
Ratios to average net assets (annualized)*
Gross expenses	0.29%	0.32%	0.33%	0.38%	0.41%
Net expenses	0.15%	0.19%	0.19%	0.26%	0.36%
Net investment income	2.02%	2.41%	2.51%	2.10%	1.87%
Supplemental data
Portfolio turnover rate[1]	85%	36%	43%	61%	31%
Net assets, end of period (000s omitted)	$219,419	$231,645	$230,953	$353,891	$618,551

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019	0.15%
Year ended February 28, 2018	0.17%
Year ended February 28, 2017	0.16%

[1]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  119

Financial highlights
Target 2030 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.45	$12.32	$13.80	$16.94	$15.37
Net investment income	0.17	0.27	0.30	0.28	0.25
Net realized and unrealized gains (losses) on investments	1.85	0.35	(0.02)	1.27	1.93
Total from investment operations	2.02	0.62	0.28	1.55	2.18
Distributions to shareholders from
Net investment income	(0.24)	(0.28)	(0.33)	(0.15)	(0.32)
Net realized gains	(0.63)	(0.21)	(1.43)	(4.54)	(0.29)
Total distributions to shareholders	(0.87)	(0.49)	(1.76)	(4.69)	(0.61)
Net asset value, end of period	$13.60	$12.45	$12.32	$13.80	$16.94
Total return	16.41%	4.86%	2.69%	8.86%	14.32%
Ratios to average net assets (annualized)*
Gross expenses	0.64%	0.67%	0.68%	0.72%	0.76%
Net expenses	0.50%	0.54%	0.54%	0.61%	0.71%
Net investment income	1.69%	2.08%	2.18%	1.75%	1.51%
Supplemental data
Portfolio turnover rate[1]	85%	36%	43%	61%	31%
Net assets, end of period (000s omitted)	$73,721	$79,552	$89,022	$161,583	$262,336

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019	0.15%
Year ended February 28, 2018	0.17%
Year ended February 28, 2017	0.17%

[1]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

120  |  Target Date Retirement Funds

Financial highlights
Target 2035 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$7.38	$7.38	$8.35	$11.25	$9.89
Net investment income	0.12	0.15	0.15	0.18	0.13
Net realized and unrealized gains (losses) on investments	1.27	0.14	(0.00) [1]	1.01	1.56
Total from investment operations	1.39	0.29	0.15	1.19	1.69
Distributions to shareholders from
Net investment income	(0.14)	(0.16)	(0.18)	(0.12)	(0.15)
Net realized gains	(0.44)	(0.13)	(0.94)	(3.97)	(0.18)
Total distributions to shareholders	(0.58)	(0.29)	(1.12)	(4.09)	(0.33)
Net asset value, end of period	$8.19	$7.38	$7.38	$8.35	$11.25
Total return[2]	19.04%	3.70%	2.48%	10.21%	17.33%
Ratios to average net assets (annualized)*
Gross expenses	0.78%	0.80%	0.81%	0.83%	0.85%
Net expenses	0.59%	0.63%	0.65%	0.72%	0.83%
Net investment income	1.54%	1.92%	1.97%	1.56%	1.28%
Supplemental data
Portfolio turnover rate[3]	87%	36%	41%	55%	27%
Net assets, end of period (000s omitted)	$97,610	$95,284	$108,389	$118,000	$127,294

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019	0.16%
Year ended February 28, 2018	0.18%
Year ended February 28, 2017	0.17%

[1]	Amount is more than $(0.005)
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  121

Financial highlights
Target 2035 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R	2021	2020	2019	2018	2017
Net asset value, beginning of period	$7.44	$7.44	$8.42	$11.32	$9.95
Net investment income	0.10	0.13	0.12	0.15	0.11
Net realized and unrealized gains on investments	1.28	0.15	0.01	1.01	1.57
Total from investment operations	1.38	0.28	0.13	1.16	1.68
Distributions to shareholders from
Net investment income	(0.12)	(0.15)	(0.17)	(0.09)	(0.13)
Net realized gains	(0.44)	(0.13)	(0.94)	(3.97)	(0.18)
Total distributions to shareholders	(0.56)	(0.28)	(1.11)	(4.06)	(0.31)
Net asset value, end of period	$8.26	$7.44	$7.44	$8.42	$11.32
Total return	18.81%	3.46%	2.16%	9.87%	17.09%
Ratios to average net assets (annualized)*
Gross expenses	1.01%	1.04%	1.06%	1.08%	1.11%
Net expenses	0.86%	0.90%	0.90%	0.97%	1.08%
Net investment income	1.22%	1.60%	1.68%	1.32%	0.89%
Supplemental data
Portfolio turnover rate[1]	87%	36%	41%	55%	27%
Net assets, end of period (000s omitted)	$461	$318	$250	$192	$171

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019	0.16%
Year ended February 28, 2018	0.18%
Year ended February 28, 2017	0.17%

[1]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

122  |  Target Date Retirement Funds

Financial highlights
Target 2035 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R4	2021	2020	2019	2018	2017
Net asset value, beginning of period	$7.40	$7.40	$8.37	$11.27	$9.91
Net investment income	0.15 [1]	0.17 [1]	0.20 [1]	0.21 [1]	0.17 [1]
Net realized and unrealized gains (losses) on investments	1.28	0.15	(0.03)	1.02	1.56
Total from investment operations	1.43	0.32	0.17	1.23	1.73
Distributions to shareholders from
Net investment income	(0.17)	(0.19)	(0.20)	(0.16)	(0.19)
Net realized gains	(0.44)	(0.13)	(0.94)	(3.97)	(0.18)
Total distributions to shareholders	(0.61)	(0.32)	(1.14)	(4.13)	(0.37)
Net asset value, end of period	$8.22	$7.40	$7.40	$8.37	$11.27
Total return	19.51%	3.99%	2.80%	10.53%	17.68%
Ratios to average net assets (annualized)*
Gross expenses	0.51%	0.52%	0.53%	0.56%	0.57%
Net expenses	0.31%	0.34%	0.34%	0.43%	0.52%
Net investment income	2.05%	2.20%	2.37%	1.90%	1.54%
Supplemental data
Portfolio turnover rate[2]	87%	36%	41%	55%	27%
Net assets, end of period (000s omitted)	$9,228	$26,748	$34,388	$82,617	$240,025

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019	0.16%
Year ended February 28, 2018	0.18%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  123

Financial highlights
Target 2035 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R6	2021	2020	2019	2018	2017
Net asset value, beginning of period	$7.39	$7.39	$8.37	$11.27	$9.91
Net investment income	0.18	0.18 [1]	0.25	0.27	0.20 [1]
Net realized and unrealized gains (losses) on investments	1.25	0.15	(0.07)	0.98	1.55
Total from investment operations	1.43	0.33	0.18	1.25	1.75
Distributions to shareholders from
Net investment income	(0.17)	(0.20)	(0.22)	(0.18)	(0.21)
Net realized gains	(0.44)	(0.13)	(0.94)	(3.97)	(0.18)
Total distributions to shareholders	(0.61)	(0.33)	(1.16)	(4.15)	(0.39)
Net asset value, end of period	$8.21	$7.39	$7.39	$8.37	$11.27
Total return	19.64%	4.16%	2.86%	10.76%	17.86%
Ratios to average net assets (annualized)*
Gross expenses	0.35%	0.37%	0.38%	0.41%	0.42%
Net expenses	0.15%	0.19%	0.19%	0.27%	0.37%
Net investment income	1.97%	2.38%	2.48%	2.04%	1.83%
Supplemental data
Portfolio turnover rate[2]	87%	36%	41%	55%	27%
Net assets, end of period (000s omitted)	$83,173	$89,108	$112,021	$185,889	$317,594

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019	0.16%
Year ended February 28, 2018	0.18%
Year ended February 28, 2017	0.16%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

124  |  Target Date Retirement Funds

Financial highlights
Target 2035 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$7.47	$7.47	$8.41	$11.30	$9.94
Net investment income	0.12	0.16 [1]	0.18	0.19	0.16 [1]
Net realized and unrealized gains (losses) on investments	1.30	0.14	(0.01)	1.02	1.55
Total from investment operations	1.42	0.30	0.17	1.21	1.71
Distributions to shareholders from
Net investment income	(0.15)	(0.17)	(0.17)	(0.13)	(0.17)
Net realized gains	(0.44)	(0.13)	(0.94)	(3.97)	(0.18)
Total distributions to shareholders	(0.59)	(0.30)	(1.11)	(4.10)	(0.35)
Net asset value, end of period	$8.30	$7.47	$7.47	$8.41	$11.30
Total return	19.17%	3.75%	2.64%	10.33%	17.38%
Ratios to average net assets (annualized)*
Gross expenses	0.70%	0.72%	0.72%	0.74%	0.77%
Net expenses	0.50%	0.54%	0.54%	0.61%	0.72%
Net investment income	1.66%	2.04%	2.20%	1.67%	1.52%
Supplemental data
Portfolio turnover rate[2]	87%	36%	41%	55%	27%
Net assets, end of period (000s omitted)	$6,541	$6,888	$9,608	$35,678	$50,898

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019	0.16%
Year ended February 28, 2018	0.18%
Year ended February 28, 2017	0.16%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  125

Financial highlights
Target 2040 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.02	$14.09	$16.02	$19.43	$16.74
Net investment income	0.22	0.28	0.29	0.31	0.23
Payment from affiliate	0.00 [1]	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	2.69	0.12	(0.05)	1.93	3.08
Total from investment operations	2.91	0.40	0.24	2.24	3.31
Distributions to shareholders from
Net investment income	(0.26)	(0.29)	(0.36)	(0.31)	(0.27)
Net realized gains	(0.56)	(0.18)	(1.81)	(5.34)	(0.35)
Total distributions to shareholders	(0.82)	(0.47)	(2.17)	(5.65)	(0.62)
Net asset value, end of period	$16.11	$14.02	$14.09	$16.02	$19.43
Total return[2]	20.97% [3]	2.68%	2.32%	11.24%	20.01%
Ratios to average net assets (annualized)*
Gross expenses	0.74%	0.77%	0.78%	0.81%	0.85%
Net expenses	0.60%	0.64%	0.65%	0.72%	0.83%
Net investment income	1.49%	1.85%	1.91%	1.51%	1.21%
Supplemental data
Portfolio turnover rate[4]	87%	36%	40%	51%	24%
Net assets, end of period (000s omitted)	$184,160	$175,942	$189,990	$223,769	$218,689

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.18%
Year ended February 28, 2017	0.17%

[1]	Amount is less than $0.005.
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

126  |  Target Date Retirement Funds

Financial highlights
Target 2040 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.56	$12.66	$14.61	$18.19	$15.71
Net investment income	0.10 [1]	0.15 [1]	0.17 [1]	0.14 [1]	0.04 [1]
Net realized and unrealized gains (losses) on investments	2.41	0.11	(0.06)	1.81	2.94
Total from investment operations	2.51	0.26	0.11	1.95	2.98
Distributions to shareholders from
Net investment income	(0.13)	(0.18)	(0.25)	(0.19)	(0.15)
Net realized gains	(0.56)	(0.18)	(1.81)	(5.34)	(0.35)
Total distributions to shareholders	(0.69)	(0.36)	(2.06)	(5.53)	(0.50)
Net asset value, end of period	$14.38	$12.56	$12.66	$14.61	$18.19
Total return[2]	20.19%	1.87%	1.55%	10.41%	19.11%
Ratios to average net assets (annualized)*
Gross expenses	1.49%	1.52%	1.53%	1.56%	1.60%
Net expenses	1.36%	1.39%	1.40%	1.46%	1.58%
Net investment income	0.77%	1.12%	1.21%	0.76%	0.47%
Supplemental data
Portfolio turnover rate[3]	87%	36%	40%	51%	24%
Net assets, end of period (000s omitted)	$1,417	$1,906	$2,754	$5,292	$4,782

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.18%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  127

Financial highlights
Target 2040 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R	2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.01	$14.08	$16.02	$19.36	$16.69
Net investment income	0.20	0.25	0.25 [1]	0.27 [1]	0.18
Payment from affiliate	0.07	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	2.69	0.12	(0.05)	1.93	3.07
Total from investment operations	2.96	0.37	0.20	2.20	3.25
Distributions to shareholders from
Net investment income	(0.23)	(0.26)	(0.33)	(0.20)	(0.23)
Net realized gains	(0.56)	(0.18)	(1.81)	(5.34)	(0.35)
Total distributions to shareholders	(0.79)	(0.44)	(2.14)	(5.54)	(0.58)
Net asset value, end of period	$16.18	$14.01	$14.08	$16.02	$19.36
Total return	21.30% [2]	2.44%	2.04%	11.07%	19.68%
Ratios to average net assets (annualized)*
Gross expenses	0.92%	1.02%	1.02%	1.08%	1.10%
Net expenses	0.85%	0.89%	0.90%	1.01%	1.08%
Net investment income	1.20%	1.57%	1.63%	1.40%	0.94%
Supplemental data
Portfolio turnover rate[3]	87%	36%	40%	51%	24%
Net assets, end of period (000s omitted)	$83	$66	$62	$56	$394

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.18%
Year ended February 28, 2019	0.16%
Year ended February 28, 2018	0.18%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of 0.49% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

128  |  Target Date Retirement Funds

Financial highlights
Target 2040 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R4	2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.54	$14.60	$16.51	$19.86	$17.09
Net investment income	0.28 [1]	0.33 [1]	0.39 [1]	0.36	0.27
Net realized and unrealized gains (losses) on investments	2.81	0.13	(0.08)	1.99	3.18
Total from investment operations	3.09	0.46	0.31	2.35	3.45
Distributions to shareholders from
Net investment income	(0.31)	(0.34)	(0.41)	(0.36)	(0.33)
Net realized gains	(0.56)	(0.18)	(1.81)	(5.34)	(0.35)
Total distributions to shareholders	(0.87)	(0.52)	(2.22)	(5.70)	(0.68)
Net asset value, end of period	$16.76	$14.54	$14.60	$16.51	$19.86
Total return	21.45%	2.94%	2.69%	11.56%	20.43%
Ratios to average net assets (annualized)*
Gross expenses	0.46%	0.49%	0.50%	0.54%	0.57%
Net expenses	0.30%	0.34%	0.34%	0.42%	0.52%
Net investment income	1.88%	2.14%	2.38%	1.85%	1.54%
Supplemental data
Portfolio turnover rate[2]	87%	36%	40%	51%	24%
Net assets, end of period (000s omitted)	$26,903	$41,864	$45,177	$189,896	$388,622

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.18%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  129

Financial highlights
Target 2040 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R6	2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.52	$14.58	$16.50	$19.85	$17.09
Net investment income	0.32	0.35	0.39 [1]	0.40 [1]	0.41
Net realized and unrealized gains (losses) on investments	2.79	0.13	(0.06)	1.98	3.06
Total from investment operations	3.11	0.48	0.33	2.38	3.47
Distributions to shareholders from
Net investment income	(0.33)	(0.36)	(0.44)	(0.39)	(0.36)
Net realized gains	(0.56)	(0.18)	(1.81)	(5.34)	(0.35)
Total distributions to shareholders	(0.89)	(0.54)	(2.25)	(5.73)	(0.71)
Net asset value, end of period	$16.74	$14.52	$14.58	$16.50	$19.85
Total return	21.64%	3.09%	2.81%	11.74%	20.56%
Ratios to average net assets (annualized)*
Gross expenses	0.30%	0.34%	0.35%	0.39%	0.41%
Net expenses	0.15%	0.19%	0.19%	0.27%	0.37%
Net investment income	1.93%	2.29%	2.40%	2.00%	1.80%
Supplemental data
Portfolio turnover rate[2]	87%	36%	40%	51%	24%
Net assets, end of period (000s omitted)	$194,078	$185,291	$184,594	$283,562	$489,693

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.18%
Year ended February 28, 2017	0.16%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

130  |  Target Date Retirement Funds

Financial highlights
Target 2040 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.51	$14.56	$16.47	$19.82	$17.07
Net investment income	0.30	0.32	0.34 [1]	0.33 [1]	0.25
Net realized and unrealized gains (losses) on investments	2.73	0.12	(0.07)	1.98	3.14
Total from investment operations	3.03	0.44	0.27	2.31	3.39
Distributions to shareholders from
Net investment income	(0.27)	(0.31)	(0.37)	(0.32)	(0.29)
Net realized gains	(0.56)	(0.18)	(1.81)	(5.34)	(0.35)
Total distributions to shareholders	(0.83)	(0.49)	(2.18)	(5.66)	(0.64)
Net asset value, end of period	$16.71	$14.51	$14.56	$16.47	$19.82
Total return	21.11%	2.82%	2.40%	11.38%	20.09%
Ratios to average net assets (annualized)*
Gross expenses	0.66%	0.69%	0.70%	0.73%	0.76%
Net expenses	0.50%	0.54%	0.54%	0.61%	0.72%
Net investment income	1.61%	1.95%	2.09%	1.63%	1.43%
Supplemental data
Portfolio turnover rate[2]	87%	36%	40%	51%	24%
Net assets, end of period (000s omitted)	$58,544	$63,232	$71,411	$132,365	$197,272

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.18%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  131

Financial highlights
Target 2045 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.07	$8.13	$9.18	$11.91	$10.07
Net investment income	0.12	0.16 [1]	0.16	0.18 [1]	0.13
Payment from affiliate	0.00 [2]	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.64	0.03	(0.03)	1.28	2.05
Total from investment operations	1.76	0.19	0.13	1.46	2.18
Distributions to shareholders from
Net investment income	(0.15)	(0.19)	(0.19)	(0.20)	(0.17)
Net realized gains	(0.54)	(0.06)	(0.99)	(3.99)	(0.17)
Total distributions to shareholders	(0.69)	(0.25)	(1.18)	(4.19)	(0.34)
Net asset value, end of period	$9.14	$8.07	$8.13	$9.18	$11.91
Total return[3]	22.27% [4]	2.14%	2.21%	11.98%	21.85%
Ratios to average net assets (annualized)*
Gross expenses	0.89%	0.88%	0.85%	0.86%	0.86%
Net expenses	0.59%	0.63%	0.65%	0.72%	0.83%
Net investment income	1.48%	1.85%	1.88%	1.48%	1.22%
Supplemental data
Portfolio turnover rate[5]	87%	36%	39%	48%	22%
Net assets, end of period (000s omitted)	$40,542	$42,792	$56,491	$61,914	$70,570

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.19%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

132  |  Target Date Retirement Funds

Financial highlights
Target 2045 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.22	$8.29	$9.33	$12.04	$10.19
Net investment income	0.11	0.13	0.14	0.16	0.11
Payment from affiliate	0.05	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.67	0.03	(0.02)	1.29	2.05
Total from investment operations	1.83	0.16	0.12	1.45	2.16
Distributions to shareholders from
Net investment income	(0.13)	(0.17)	(0.17)	(0.17)	(0.14)
Net realized gains	(0.54)	(0.06)	(0.99)	(3.99)	(0.17)
Total distributions to shareholders	(0.67)	(0.23)	(1.16)	(4.16)	(0.31)
Net asset value, end of period	$9.38	$8.22	$8.29	$9.33	$12.04
Total return	22.70% [1]	1.81%	2.03%	11.77%	21.41%
Ratios to average net assets (annualized)*
Gross expenses	1.07%	1.13%	1.09%	1.10%	1.11%
Net expenses	0.86%	0.90%	0.90%	0.97%	1.08%
Net investment income	1.15%	1.47%	1.62%	1.25%	0.88%
Supplemental data
Portfolio turnover rate[2]	87%	36%	39%	48%	22%
Net assets, end of period (000s omitted)	$68	$49	$37	$36	$42

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.14%
Year ended February 29, 2020	0.20%
Year ended February 28, 2019	0.16%
Year ended February 28, 2018	0.18%
Year ended February 28, 2017	0.16%

[1]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of 0.65% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  133

Financial highlights
Target 2045 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R4	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.12	$8.19	$9.24	$11.96	$10.11
Net investment income	0.16 [1]	0.18 [1]	0.20 [1]	0.22 [1]	0.16
Net realized and unrealized gains (losses) on investments	1.65	0.03	(0.04)	1.28	2.06
Total from investment operations	1.81	0.21	0.16	1.50	2.22
Distributions to shareholders from
Net investment income	(0.20)	(0.22)	(0.22)	(0.23)	(0.20)
Net realized gains	(0.54)	(0.06)	(0.99)	(3.99)	(0.17)
Total distributions to shareholders	(0.74)	(0.28)	(1.21)	(4.22)	(0.37)
Net asset value, end of period	$9.19	$8.12	$8.19	$9.24	$11.96
Total return	22.66%	2.34%	2.53%	12.39%	22.25%
Ratios to average net assets (annualized)*
Gross expenses	0.63%	0.60%	0.57%	0.59%	0.59%
Net expenses	0.31%	0.34%	0.34%	0.44%	0.52%
Net investment income	2.04%	2.12%	2.26%	1.84%	1.46%
Supplemental data
Portfolio turnover rate[2]	87%	36%	39%	48%	22%
Net assets, end of period (000s omitted)	$4,459	$15,460	$22,076	$46,811	$151,999

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.14%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.19%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

134  |  Target Date Retirement Funds

Financial highlights
Target 2045 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R6	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.09	$8.15	$9.21	$11.93	$10.10
Net investment income	0.16 [1]	0.20 [1]	0.22 [1]	0.29	0.23
Net realized and unrealized gains (losses) on investments	1.64	0.03	(0.05)	1.24	1.99
Total from investment operations	1.80	0.23	0.17	1.53	2.22
Distributions to shareholders from
Net investment income	(0.19)	(0.23)	(0.24)	(0.26)	(0.22)
Net realized gains	(0.54)	(0.06)	(0.99)	(3.99)	(0.17)
Total distributions to shareholders	(0.73)	(0.29)	(1.23)	(4.25)	(0.39)
Net asset value, end of period	$9.16	$8.09	$8.15	$9.21	$11.93
Total return	22.73%	2.64%	2.61%	12.61%	22.26%
Ratios to average net assets (annualized)*
Gross expenses	0.46%	0.45%	0.42%	0.43%	0.43%
Net expenses	0.15%	0.19%	0.19%	0.27%	0.37%
Net investment income	1.91%	2.32%	2.41%	1.97%	1.77%
Supplemental data
Portfolio turnover rate[2]	87%	36%	39%	48%	22%
Net assets, end of period (000s omitted)	$42,687	$47,672	$69,435	$133,524	$219,922

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.19%
Year ended February 28, 2017	0.16%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  135

Financial highlights
Target 2045 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.21	$8.27	$9.29	$12.01	$10.16
Net investment income	0.14 [1]	0.17 [1]	0.20 [1]	0.19 [1]	0.16 [1]
Net realized and unrealized gains (losses) on investments	1.66	0.03	(0.05)	1.28	2.04
Total from investment operations	1.80	0.20	0.15	1.47	2.20
Distributions to shareholders from
Net investment income	(0.16)	(0.20)	(0.18)	(0.20)	(0.18)
Net realized gains	(0.54)	(0.06)	(0.99)	(3.99)	(0.17)
Total distributions to shareholders	(0.70)	(0.26)	(1.17)	(4.19)	(0.35)
Net asset value, end of period	$9.31	$8.21	$8.27	$9.29	$12.01
Total return	22.38%	2.21%	2.32%	12.05%	21.89%
Ratios to average net assets (annualized)*
Gross expenses	0.82%	0.80%	0.76%	0.77%	0.78%
Net expenses	0.50%	0.54%	0.54%	0.61%	0.72%
Net investment income	1.66%	1.98%	2.14%	1.60%	1.46%
Supplemental data
Portfolio turnover rate[2]	87%	36%	39%	48%	22%
Net assets, end of period (000s omitted)	$3,192	$4,544	$7,213	$30,255	$41,504

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.19%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

136  |  Target Date Retirement Funds

Financial highlights
Target 2050 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$6.95	$7.13	$8.61	$11.40	$9.61
Net investment income	0.10	0.13 [1]	0.14	0.20	0.12
Payment from affiliate	0.00 [2]	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.48	0.02	(0.05)	1.23	2.02
Total from investment operations	1.58	0.15	0.09	1.43	2.14
Distributions to shareholders from
Net investment income	(0.12)	(0.14)	(0.20)	(0.19)	(0.18)
Net realized gains	(0.38)	(0.19)	(1.37)	(4.03)	(0.17)
Total distributions to shareholders	(0.50)	(0.33)	(1.57)	(4.22)	(0.35)
Net asset value, end of period	$8.03	$6.95	$7.13	$8.61	$11.40
Total return[3]	23.13% [4]	1.74%	2.10%	12.26%	22.48%
Ratios to average net assets (annualized)*
Gross expenses	0.79%	0.83%	0.82%	0.83%	0.85%
Net expenses	0.59%	0.63%	0.65%	0.72%	0.83%
Net investment income	1.45%	1.81%	1.88%	1.47%	1.13%
Supplemental data
Portfolio turnover rate[5]	87%	36%	39%	46%	21%
Net assets, end of period (000s omitted)	$46,771	$47,060	$53,038	$67,360	$64,356

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.19%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  137

Financial highlights
Target 2050 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$6.91	$7.08	$8.56	$11.36	$9.58
Net investment income	0.06	0.08 [1]	0.06	0.11	0.04
Payment from affiliate	0.00 [2]	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.45	0.00 [2]	(0.03)	1.22	2.02
Total from investment operations	1.51	0.08	0.03	1.33	2.06
Distributions to shareholders from
Net investment income	(0.06)	(0.06)	(0.14)	(0.10)	(0.11)
Net realized gains	(0.38)	(0.19)	(1.37)	(4.03)	(0.17)
Total distributions to shareholders	(0.44)	(0.25)	(1.51)	(4.13)	(0.28)
Net asset value, end of period	$7.98	$6.91	$7.08	$8.56	$11.36
Total return[3]	22.23% [4]	0.88%	1.38%	11.38%	21.58%
Ratios to average net assets (annualized)*
Gross expenses	1.50%	1.57%	1.57%	1.58%	1.61%
Net expenses	1.36%	1.39%	1.40%	1.46%	1.58%
Net investment income	0.66%	1.12%	1.13%	0.72%	0.33%
Supplemental data
Portfolio turnover rate[5]	87%	36%	39%	46%	21%
Net assets, end of period (000s omitted)	$612	$519	$1,013	$1,376	$1,218

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.14%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.18%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

138  |  Target Date Retirement Funds

Financial highlights
Target 2050 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R	2021	2020	2019	2018	2017
Net asset value, beginning of period	$6.96	$7.15	$8.63	$11.43	$9.63
Net investment income	0.10	0.12	0.13	0.15	0.09
Payment from affiliate	0.06	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.48	0.00 [1]	(0.05)	1.24	2.04
Total from investment operations	1.64	0.12	0.08	1.39	2.13
Distributions to shareholders from
Net investment income	(0.10)	(0.12)	(0.19)	(0.16)	(0.16)
Net realized gains	(0.38)	(0.19)	(1.37)	(4.03)	(0.17)
Total distributions to shareholders	(0.48)	(0.31)	(1.56)	(4.19)	(0.33)
Net asset value, end of period	$8.12	$6.96	$7.15	$8.63	$11.43
Total return	23.96% [2]	1.38%	1.93%	11.88%	22.29%
Ratios to average net assets (annualized)*
Gross expenses	0.94%	1.07%	1.08%	1.12%	1.13%
Net expenses	0.84%	0.89%	0.90%	0.97%	1.08%
Net investment income	1.15%	1.50%	1.58%	1.24%	0.94%
Supplemental data
Portfolio turnover rate[3]	87%	36%	39%	46%	21%
Net assets, end of period (000s omitted)	$51	$37	$32	$28	$34

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.21%
Year ended February 28, 2019	0.18%
Year ended February 28, 2018	0.23%
Year ended February 28, 2017	0.19%

[1]	Amount is less than $0.005.
[2]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of 0.96% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  139

Financial highlights
Target 2050 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R4	2021	2020	2019	2018	2017
Net asset value, beginning of period	$7.00	$7.19	$8.66	$11.45	$9.64
Net investment income	0.13 [1]	0.16 [1]	0.20 [1]	0.21 [1]	0.16 [1]
Net realized and unrealized gains (losses) on investments	1.50	0.00 [2]	(0.07)	1.25	2.03
Total from investment operations	1.63	0.16	0.13	1.46	2.19
Distributions to shareholders from
Net investment income	(0.15)	(0.16)	(0.23)	(0.22)	(0.21)
Net realized gains	(0.38)	(0.19)	(1.37)	(4.03)	(0.17)
Total distributions to shareholders	(0.53)	(0.35)	(1.60)	(4.25)	(0.38)
Net asset value, end of period	$8.10	$7.00	$7.19	$8.66	$11.45
Total return	23.61%	1.89%	2.57%	12.54%	23.00%
Ratios to average net assets (annualized)*
Gross expenses	0.51%	0.55%	0.53%	0.56%	0.57%
Net expenses	0.30%	0.34%	0.34%	0.42%	0.52%
Net investment income	1.82%	2.08%	2.40%	1.82%	1.45%
Supplemental data
Portfolio turnover rate[3]	87%	36%	39%	46%	21%
Net assets, end of period (000s omitted)	$12,859	$17,989	$19,551	$122,118	$243,339

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.18%
Year ended February 28, 2018	0.19%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

140  |  Target Date Retirement Funds

Financial highlights
Target 2050 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R6	2021	2020	2019	2018	2017
Net asset value, beginning of period	$6.99	$7.17	$8.65	$11.44	$9.64
Net investment income	0.14	0.17	0.25	0.26	0.19 [1]
Net realized and unrealized gains (losses) on investments	1.48	0.02	(0.12)	1.22	2.01
Total from investment operations	1.62	0.19	0.13	1.48	2.20
Distributions to shareholders from
Net investment income	(0.15)	(0.18)	(0.24)	(0.24)	(0.23)
Net realized gains	(0.38)	(0.19)	(1.37)	(4.03)	(0.17)
Total distributions to shareholders	(0.53)	(0.37)	(1.61)	(4.27)	(0.40)
Net asset value, end of period	$8.08	$6.99	$7.17	$8.65	$11.44
Total return	23.63%	2.18%	2.61%	12.73%	23.09%
Ratios to average net assets (annualized)*
Gross expenses	0.36%	0.40%	0.39%	0.41%	0.42%
Net expenses	0.15%	0.19%	0.19%	0.27%	0.37%
Net investment income	1.87%	2.23%	2.37%	1.95%	1.81%
Supplemental data
Portfolio turnover rate[2]	87%	36%	39%	46%	21%
Net assets, end of period (000s omitted)	$118,172	$107,868	$107,769	$180,036	$287,423

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.19%
Year ended February 28, 2017	0.16%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  141

Financial highlights
Target 2050 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$6.97	$7.16	$8.62	$11.41	$9.61
Net investment income	0.11	0.14	0.18	0.20	0.15 [1]
Net realized and unrealized gains (losses) on investments	1.49	0.01	(0.07)	1.24	2.01
Total from investment operations	1.60	0.15	0.11	1.44	2.16
Distributions to shareholders from
Net investment income	(0.13)	(0.15)	(0.20)	(0.20)	(0.19)
Net realized gains	(0.38)	(0.19)	(1.37)	(4.03)	(0.17)
Total distributions to shareholders	(0.51)	(0.34)	(1.57)	(4.23)	(0.36)
Net asset value, end of period	$8.06	$6.97	$7.16	$8.62	$11.41
Total return	23.31%	1.70%	2.37%	12.29%	22.72%
Ratios to average net assets (annualized)*
Gross expenses	0.71%	0.75%	0.74%	0.75%	0.76%
Net expenses	0.50%	0.54%	0.54%	0.61%	0.72%
Net investment income	1.57%	1.88%	2.07%	1.59%	1.37%
Supplemental data
Portfolio turnover rate[2]	87%	36%	39%	46%	21%
Net assets, end of period (000s omitted)	$35,788	$39,498	$40,236	$82,574	$121,028

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.19%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

142  |  Target Date Retirement Funds

Financial highlights
Target 2055 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.54	$11.56	$12.72	$13.91	$11.56
Net investment income	0.16	0.22 [1]	0.22	0.21 [1]	0.14
Net realized and unrealized gains (losses) on investments	2.51	(0.01)	(0.02)	1.50	2.44
Total from investment operations	2.67	0.21	0.20	1.71	2.58
Distributions to shareholders from
Net investment income	(0.23)	(0.22)	(0.30)	(0.23)	(0.23)
Net realized gains	0.00	(0.01)	(1.06)	(2.67)	0.00
Total distributions to shareholders	(0.23)	(0.23)	(1.36)	(2.90)	(0.23)
Net asset value, end of period	$13.98	$11.54	$11.56	$12.72	$13.91
Total return[2]	23.23%	1.62%	2.29%	12.15%	22.45%
Ratios to average net assets (annualized)*
Gross expenses	1.31%	1.21%	1.17%	1.04%	0.91%
Net expenses	0.59%	0.63%	0.65%	0.71%	0.83%
Net investment income	1.47%	1.87%	1.86%	1.47%	1.13%
Supplemental data
Portfolio turnover rate[3]	87%	36.0%	39%	46%	21%
Net assets, end of period (000s omitted)	$6,532	$7,374	$10,582	$10,352	$9,270

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.19%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  143

Financial highlights
Target 2055 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.35	$11.39	$12.56	$13.76	$11.45
Net investment income	0.15	0.18	0.19	0.18	0.10
Payment from affiliate	0.07	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	2.45	0.00 [1]	(0.03)	1.49	2.41
Total from investment operations	2.67	0.18	0.16	1.67	2.51
Distributions to shareholders from
Net investment income	(0.23)	(0.21)	(0.27)	(0.20)	(0.20)
Net realized gains	0.00	(0.01)	(1.06)	(2.67)	0.00
Total distributions to shareholders	(0.23)	(0.22)	(1.33)	(2.87)	(0.20)
Net asset value, end of period	$13.79	$11.35	$11.39	$12.56	$13.76
Total return	23.63% [2]	1.43%	1.96%	11.99%	22.04%
Ratios to average net assets (annualized)*
Gross expenses	1.44%	1.45%	1.39%	1.29%	1.16%
Net expenses	0.86%	0.89%	0.89%	0.96%	1.08%
Net investment income	1.15%	1.52%	1.60%	1.22%	0.98%
Supplemental data
Portfolio turnover rate[3]	87%	36%	39%	46%	21%
Net assets, end of period (000s omitted)	$54	$41	$43	$42	$40

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.14%
Year ended February 29, 2020	0.21%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.19%
Year ended February 28, 2017	0.17%

[1]	Amount is less than $0.005.
[2]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of 0.68% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

144  |  Target Date Retirement Funds

Financial highlights
Target 2055 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R4	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.58	$11.60	$12.76	$13.94	$11.59
Net investment income	0.23 [1]	0.25 [1]	0.28 [1]	0.27 [1]	0.18
Net realized and unrealized gains (losses) on investments	2.49	0.00 [2]	(0.05)	1.50	2.44
Total from investment operations	2.72	0.25	0.23	1.77	2.62
Distributions to shareholders from
Net investment income	(0.25)	(0.26)	(0.33)	(0.28)	(0.27)
Net realized gains	0.00	(0.01)	(1.06)	(2.67)	0.00
Total distributions to shareholders	(0.25)	(0.27)	(1.39)	(2.95)	(0.27)
Net asset value, end of period	$14.05	$11.58	$11.60	$12.76	$13.94
Total return	23.59%	1.98%	2.57%	12.56%	22.78%
Ratios to average net assets (annualized)*
Gross expenses	1.06%	0.93%	0.93%	0.73%	0.64%
Net expenses	0.31%	0.34%	0.34%	0.44%	0.52%
Net investment income	2.05%	2.08%	2.24%	1.85%	1.32%
Supplemental data
Portfolio turnover rate[3]	87%	36%	39%	46%	21%
Net assets, end of period (000s omitted)	$2,175	$7,233	$7,578	$15,764	$43,147

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.14%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.18%
Year ended February 28, 2018	0.19%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  145

Financial highlights
Target 2055 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R6	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.55	$11.57	$12.73	$13.91	$11.57
Net investment income	0.32	0.27 [1]	0.31 [1]	0.31	0.23 [1]
Net realized and unrealized gains (losses) on investments	2.42	0.00 [2]	(0.06)	1.48	2.40
Total from investment operations	2.74	0.27	0.25	1.79	2.63
Distributions to shareholders from
Net investment income	(0.30)	(0.28)	(0.35)	(0.30)	(0.29)
Net realized gains	0.00	(0.01)	(1.06)	(2.67)	0.00
Total distributions to shareholders	(0.30)	(0.29)	(1.41)	(2.97)	(0.29)
Net asset value, end of period	$13.99	$11.55	$11.57	$12.73	$13.91
Total return	23.80%	2.10%	2.71%	12.76%	22.97%
Ratios to average net assets (annualized)*
Gross expenses	0.87%	0.78%	0.87%	0.60%	0.47%
Net expenses	0.15%	0.19%	0.19%	0.26%	0.37%
Net investment income	1.90%	2.23%	2.46%	1.94%	1.79%
Supplemental data
Portfolio turnover rate[3]	87%	36%	39%	46%	21%
Net assets, end of period (000s omitted)	$17,035	$19,338	$18,491	$56,563	$65,516

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.18%
Year ended February 28, 2018	0.19%
Year ended February 28, 2017	0.16%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

146  |  Target Date Retirement Funds

Financial highlights
Target 2055 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.63	$11.57	$12.73	$13.91	$11.57
Net investment income	0.22	0.24 [1]	0.28 [1]	0.23 [1]	0.17 [1]
Net realized and unrealized gains (losses) on investments	2.48	(0.03)	(0.07)	1.50	2.41
Total from investment operations	2.70	0.21	0.21	1.73	2.58
Distributions to shareholders from
Net investment income	(0.25)	(0.14)	(0.31)	(0.24)	(0.24)
Net realized gains	0.00	(0.01)	(1.06)	(2.67)	0.00
Total distributions to shareholders	(0.25)	(0.15)	(1.37)	(2.91)	(0.24)
Net asset value, end of period	$14.08	$11.63	$11.57	$12.73	$13.91
Total return	23.33%	1.74%	2.37%	12.32%	22.50%
Ratios to average net assets (annualized)*
Gross expenses	1.23%	1.13%	1.37%	0.94%	0.83%
Net expenses	0.50%	0.54%	0.54%	0.62%	0.72%
Net investment income	1.54%	1.97%	2.22%	1.62%	1.34%
Supplemental data
Portfolio turnover rate[2]	87%	36%	39%	46%	21%
Net assets, end of period (000s omitted)	$983	$759	$1,188	$5,662	$9,700

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.18%
Year ended February 28, 2018	0.19%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  147

Financial highlights
Target 2060 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.44	$11.44	$11.83	$10.69	$8.84
Net investment income	0.19	0.19	0.22 [1]	0.15	0.09 [1]
Net realized and unrealized gains (losses) on investments	2.47	0.02	(0.01)	1.15	1.86
Total from investment operations	2.66	0.21	0.21	1.30	1.95
Distributions to shareholders from
Net investment income	(0.19)	(0.21)	(0.25)	(0.16)	(0.10)
Net realized gains	(0.01)	0.00	(0.35)	0.00	0.00
Total distributions to shareholders	(0.20)	(0.21)	(0.60)	(0.16)	(0.10)
Net asset value, end of period	$13.90	$11.44	$11.44	$11.83	$10.69
Total return[2]	23.30%	1.67%	2.18%	12.20%	22.23%
Ratios to average net assets (annualized)*
Gross expenses	1.38%	1.61%	2.69%	1.79%	3.21%
Net expenses	0.60%	0.64%	0.65%	0.71%	0.83%
Net investment income	1.45%	1.74%	1.88%	1.45%	0.90%
Supplemental data
Portfolio turnover rate[3]	87%	36%	39%	46%	21%
Net assets, end of period (000s omitted)	$1,176	$973	$660	$907	$671

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.18%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

148  |  Target Date Retirement Funds

Financial highlights
Target 2060 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.43	$11.42	$11.85	$10.71	$8.90
Net investment income	0.07	0.08	0.13	0.07	0.04
Payment from affiliate	0.14	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	2.46	0.04	(0.00) [1]	1.15	1.84
Total from investment operations	2.67	0.12	0.13	1.22	1.88
Distributions to shareholders from
Net investment income	(0.07)	(0.11)	(0.21)	(0.08)	(0.07)
Net realized gains	(0.01)	0.00	(0.35)	0.00	0.00
Total distributions to shareholders	(0.08)	(0.11)	(0.56)	(0.08)	(0.07)
Net asset value, end of period	$14.02	$11.43	$11.42	$11.85	$10.71
Total return[2]	23.38% [3]	0.94%	1.42%	11.37%	21.22%
Ratios to average net assets (annualized)*
Gross expenses	2.08%	2.35%	3.06%	2.41%	5.30%
Net expenses	1.36%	1.39%	1.40%	1.47%	1.58%
Net investment income	0.72%	1.09%	1.10%	0.73%	0.39%
Supplemental data
Portfolio turnover rate[4]	87%	36%	39%	46%	21%
Net assets, end of period (000s omitted)	$134	$142	$221	$196	$252

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.18%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.18%
Year ended February 28, 2017	0.16%

[1]	Amount is more than $(0.005)
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of 1.21% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  149

Financial highlights
Target 2060 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.21	$11.22	$11.65	$10.53	$8.84
Net investment income	0.14 [1]	0.18 [1]	0.19 [1]	0.14 [1]	0.09 [1]
Payment from affiliate	0.12	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	2.47	(0.01)	(0.01)	1.11	1.80
Total from investment operations	2.73	0.17	0.18	1.25	1.89
Distributions to shareholders from
Net investment income	(0.18)	(0.18)	(0.26)	(0.13)	(0.20)
Net realized gains	(0.01)	0.00	(0.35)	0.00	0.00
Total distributions to shareholders	(0.19)	(0.18)	(0.61)	(0.13)	(0.20)
Net asset value, end of period	$13.75	$11.21	$11.22	$11.65	$10.53
Total return	24.39% [2]	1.42%	1.91%	11.90%	21.73%
Ratios to average net assets (annualized)*
Gross expenses	1.56%	1.85%	2.59%	1.81%	4.69%
Net expenses	0.86%	0.90%	0.90%	0.97%	1.08%
Net investment income	1.14%	1.50%	1.62%	1.24%	0.89%
Supplemental data
Portfolio turnover rate[3]	87%	36%	39%	46%	21%
Net assets, end of period (000s omitted)	$103	$67	$54	$50	$127

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.19%
Year ended February 28, 2019	0.18%
Year ended February 28, 2018	0.20%
Year ended February 28, 2017	0.19%

[1]	Calculated based upon average shares outstanding
[2]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of 1.08% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

150  |  Target Date Retirement Funds

Financial highlights
Target 2060 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R4	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.67	$11.66	$12.06	$10.88	$8.97
Net investment income	0.22 [1]	0.22	0.28 [1]	0.21	0.12 [1]
Net realized and unrealized gains (losses) on investments	2.54	0.02	(0.02)	1.16	1.89
Total from investment operations	2.76	0.24	0.26	1.37	2.01
Distributions to shareholders from
Net investment income	(0.22)	(0.23)	(0.31)	(0.19)	(0.10)
Net realized gains	(0.01)	0.00	(0.35)	0.00	0.00
Total distributions to shareholders	(0.23)	(0.23)	(0.66)	(0.19)	(0.10)
Net asset value, end of period	$14.20	$11.67	$11.66	$12.06	$10.88
Total return	23.74%	1.94%	2.56%	12.61%	22.45%
Ratios to average net assets (annualized)*
Gross expenses	1.12%	1.33%	3.01%	1.38%	1.88%
Net expenses	0.30%	0.34%	0.34%	0.41%	0.52%
Net investment income	1.78%	2.07%	2.34%	1.81%	1.14%
Supplemental data
Portfolio turnover rate[2]	87%	36%	39%	46%	21%
Net assets, end of period (000s omitted)	$2,522	$2,297	$2,038	$5,119	$6,443

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.18%
Year ended February 28, 2018	0.19%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  151

Financial highlights
Target 2060 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Class R6	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.62	$11.61	$12.03	$10.86	$8.95
Net investment income	0.23 [1]	0.25	0.28 [1]	0.24	0.13 [1]
Net realized and unrealized gains (losses) on investments	2.55	0.01	(0.01)	1.14	1.90
Total from investment operations	2.78	0.26	0.27	1.38	2.03
Distributions to shareholders from
Net investment income	(0.25)	(0.25)	(0.34)	(0.21)	(0.12)
Net realized gains	(0.01)	0.00	(0.35)	0.00	0.00
Total distributions to shareholders	(0.26)	(0.25)	(0.69)	(0.21)	(0.12)
Net asset value, end of period	$14.14	$11.62	$11.61	$12.03	$10.86
Total return	23.95%	2.07%	2.68%	12.70%	22.75%
Ratios to average net assets (annualized)*
Gross expenses	0.94%	1.18%	1.88%	1.29%	1.82%
Net expenses	0.15%	0.19%	0.19%	0.26%	0.37%
Net investment income	1.86%	2.20%	2.36%	1.95%	1.31%
Supplemental data
Portfolio turnover rate[2]	87%	36%	39%	46%	21%
Net assets, end of period (000s omitted)	$21,643	$15,541	$10,497	$12,115	$12,518

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.18%
Year ended February 28, 2018	0.19%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

152  |  Target Date Retirement Funds

Financial highlights
Target 2060 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.49	$11.48	$11.89	$10.74	$8.89
Net investment income	0.19 [1]	0.21	0.24 [1]	0.19	0.10 [1]
Net realized and unrealized gains (losses) on investments	2.49	0.01	(0.01)	1.13	1.88
Total from investment operations	2.68	0.22	0.23	1.32	1.98
Distributions to shareholders from
Net investment income	(0.19)	(0.21)	(0.29)	(0.17)	(0.13)
Net realized gains	(0.01)	0.00	(0.35)	0.00	0.00
Total distributions to shareholders	(0.20)	(0.21)	(0.64)	(0.17)	(0.13)
Net asset value, end of period	$13.97	$11.49	$11.48	$11.89	$10.74
Total return	23.41%	1.79%	2.32%	12.27%	22.38%
Ratios to average net assets (annualized)*
Gross expenses	1.32%	1.53%	2.42%	1.61%	2.31%
Net expenses	0.50%	0.54%	0.54%	0.61%	0.72%
Net investment income	1.59%	1.87%	2.06%	1.58%	0.98%
Supplemental data
Portfolio turnover rate[2]	87%	36%	39%	46%	21%
Net assets, end of period (000s omitted)	$3,263	$3,623	$3,068	$4,267	$4,427

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.18%
Year ended February 28, 2018	0.19%
Year ended February 28, 2017	0.17%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  153

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Wells Fargo Target Today Fund (“Target Today Fund”), Wells Fargo Target 2010 Fund (“Target 2010 Fund”), Wells Fargo Target 2015 Fund (“Target 2015 Fund”), Wells Fargo Target 2020 Fund (“Target 2020 Fund”), Wells Fargo Target 2025 Fund (“Target 2025 Fund”), Wells Fargo Target 2030 Fund (“Target 2030 Fund”), Wells Fargo Target 2035 Fund (“Target 2035 Fund”), Wells Fargo Target 2040 Fund (“Target 2040 Fund”), Wells Fargo Target 2045 Fund (“Target 2045 Fund”), Wells Fargo Target 2050 Fund (“Target 2050 Fund”), Wells Fargo Target 2055 Fund (“Target 2055 Fund”), and Wells Fargo Target 2060 Fund (“Target 2060 Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund is a fund-of-funds which seeks to achieve its investment objective by investing in multiple diversified portfolios (collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of each affiliated Master Portfolio are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Wells Fargo Master Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to each Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, each Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
Consummation of the transaction will result in the automatic termination of each Fund's investment management agreement and sub-advisory agreement. Each Fund's Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of each Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolios are valued daily based on the Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions

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Notes to financial statements
or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in affiliated Master Portfolios are recorded on a trade date basis.
Each Fund records daily its proportionate share of each affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. Each Fund also accrues its own expenses. Income from foreign securities in each affiliated Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
For each Fund (except Target Today Fund, Target 2010 Fund and Target 2015 Fund), distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. For Target Today Fund, Target 2010 Fund and Target 2015 Fund, distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of each Fund's fiscal year end. Therefore, a portion of each Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of February 28, 2021, the aggregate cost of all investments for federal income tax purposes and the unrealized gains (losses) were as follows:
	Tax cost	Gross unrealized gains	Gross unrealized losses	Net unrealized gains
Target Today Fund	$ 50,886,940	$ 8,084,487	$0	$ 8,084,487
Target 2010 Fund	33,456,247	20,411,261	0	20,411,261
Target 2015 Fund	42,029,474	11,468,309	0	11,468,309
Target 2020 Fund	258,934,241	51,930,398	0	51,930,398
Target 2025 Fund	171,999,033	23,272,975	0	23,272,975
Target 2030 Fund	414,615,544	75,712,892	0	75,712,892
Target 2035 Fund	167,601,226	29,604,553	0	29,604,553
Target 2040 Fund	386,119,496	79,331,368	0	79,331,368
Target 2045 Fund	76,802,160	14,368,992	0	14,368,992
Target 2050 Fund	176,739,146	37,658,028	0	37,658,028
Target 2055 Fund	23,442,873	3,517,985	0	3,517,985
Target 2060 Fund	24,150,869	4,822,998	0	4,822,998

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Notes to financial statements
Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At February 28, 2021, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:
	Paid-in capital	Total distributable earnings
Target Today Fund	$ 4,166	$ (4,166)
Target 2010 Fund	4,314	(4,314)
Target 2015 Fund	4,711	(4,711)
Target 2020 Fund	24,161	(24,161)
Target 2025 Fund	13,269	(13,269)
Target 2030 Fund	30,666	(30,666)
Target 2035 Fund	6,250	(6,250)
Target 2040 Fund	9,604	(9,604)
Target 2045 Fund	1,561	(1,561)
Target 2050 Fund	6,179	(6,179)
Target 2055 Fund	951	(951)
Target 2060 Fund	556	(556)
Class allocations
The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

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Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
At February 28, 2021, each Fund’s investment in an affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The aggregate fair value of affiliated Master Portfolios held in each Fund was as follows:
Aggregate fair value of affiliated Master Portfolios
Target Today Fund	$ 58,971,427
Target 2010 Fund	53,867,508
Target 2015 Fund	53,497,783
Target 2020 Fund	310,864,639
Target 2025 Fund	195,272,008
Target 2030 Fund	490,328,436
Target 2035 Fund	197,205,779
Target 2040 Fund	465,450,864
Target 2045 Fund	91,171,152
Target 2050 Fund	214,397,174
Target 2055 Fund	26,960,858
Target 2060 Fund	28,973,867
The investment objective of each affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Seeks to replicate the total return of the Bloomberg Barclays U.S. ex-Corporate Index, before fees and expenses
Wells Fargo Emerging Markets Bond Portfolio	Seeks to replicate the total return of the JP Morgan EMBI Global Diversified Index, before fees and expenses
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	Seeks long-term capital appreciation
Wells Fargo Factor Enhanced International Equity Portfolio	Seeks long-term capital appreciation
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	Seeks long-term capital appreciation
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio	Seeks long-term capital appreciation
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	Seeks long-term capital appreciation
Wells Fargo High Yield Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. High Yield Bond Index, before fees and expenses
Wells Fargo Investment Grade Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. Investment Grade Corporate Bond Index, before fees and expenses
Wells Fargo Strategic Retirement Bond Portfolio	Seeks to replicate the total return of a blended index that is weighted 50% to the Bloomberg Barclays U.S. Treasury inflation Notes:1-10 Year Index and 50% to the Bloomberg Barclays U.S. Government intermediate Bond Index, before fees and expenses
Wells Fargo U.S. REIT Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. REIT Index, before fees and expenses
Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

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Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of each Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the subadviser and providing fund-level administrative services in connection with each Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on each Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.100%
Next $5 billion	0.090
Over $10 billion	0.080
For the year ended February 28, 2021, the management fee was equivalent to an annual rate of 0.10% of each Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to each Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to each Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase.
Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to each Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Class R4	0.08
Class R6	0.03
Administrator Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for each Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through June 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

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Notes to financial statements
Expense ratio caps
Class A	0.60%
Class C	1.35
Class R	0.85
Class R4	0.29
Class R6	0.14
Administrator Class	0.49
Prior to May 1, 2020, the Fund’s expenses were capped at 0.65% for Class A shares, 1.40% for Class C shares, 0.90% for Class R shares, 0.34% for Class R4 shares, 0.19% for Class R6 shares, and 0.54% for Administrator Class shares.
Distribution fees
The Trust has adopted a Distribution Plan for Class C and Class R shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended February 28, 2021, Funds Distributor received front-end sales charges and contingent deferred sales charges from the following Funds:
	Front-end sales charges	Contingent deferred sales charges
	Class A	Class C
Target Today Fund	$ 38	$ 0
Target 2010 Fund	31	0
Target 2015 Fund	39	N/A
Target 2020 Fund	672	0
Target 2025 Fund	86	N/A
Target 2030 Fund	1,576	9
Target 2035 Fund	388	N/A
Target 2040 Fund	844	0
Target 2045 Fund	244	N/A
Target 2050 Fund	231	21
Target 2055 Fund	37	N/A
Target 2060 Fund	28	0
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of each Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Other transactions
On August 14, 2020, of each Fund received a payment from Funds Management in connection with resolving certain fee reimbursements.

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Notes to financial statements
	Reimbursement amount
	Class A	Class C	Class R
Target Today Fund	$ 0	$ 0	$232
Target 2010 Fund	0	0	230
Target 2015 Fund	0	N/A	235
Target 2020 Fund	916	0	372
Target 2025 Fund	547	N/A	397
Target 2030 Fund	2,838	0	321
Target 2040 Fund	2,292	0	337
Target 2045 Fund	850	N/A	363
Target 2050 Fund	716	17	396
Target 2055 Fund	0	N/A	293
Target 2060 Fund	0	1,316	897
5. INVESTMENT PORTFOLIO TRANSACTIONS
Each Fund seeks to achieve its investment objectives by investing some of its investable assets in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund's ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended February 28, 2021 were as follows:
	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Target Today Fund	$ 26,858,662	$ 26,753,348	$ 23,211,911	$ 30,049,479
Target 2010 Fund	24,563,659	24,447,466	21,218,867	27,448,849
Target 2015 Fund	22,596,289	25,677,517	19,519,649	29,972,494
Target 2020 Fund	121,780,826	156,547,525	105,245,389	188,751,470
Target 2025 Fund	63,163,266	111,405,514	57,720,296	139,643,211
Target 2030 Fund	124,133,404	312,781,240	119,728,673	404,629,471
Target 2035 Fund	37,537,160	136,702,236	37,180,790	181,062,155
Target 2040 Fund	58,169,108	349,124,437	57,616,862	464,923,502
Target 2045 Fund	8,690,076	70,710,236	8,607,574	94,307,951
Target 2050 Fund	13,413,006	172,315,435	13,285,665	230,258,734
Target 2055 Fund	1,712,197	21,643,193	1,695,942	28,919,279
Target 2060 Fund	1,856,635	23,269,944	1,839,009	31,085,465
6. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby each Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended February 28, 2021, there were no borrowings by each Fund under the agreement.

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Notes to financial statements
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended February 28, 2021 and February 29, 2020 were as follows:
	Ordinary income		Long-term capital gain
	2021	2020	2021	2020
Target Today Fund	$ 1,492,281	$ 1,674,354	$ 1,742,702	$ 483,987
Target 2010 Fund	1,396,827	1,528,224	1,892,978	561,960
Target 2015 Fund	1,702,400	1,905,919	3,189,316	1,805,871
Target 2020 Fund	8,397,302	9,353,571	12,566,834	4,658,537
Target 2025 Fund	6,472,353	7,456,663	13,542,510	8,434,027
Target 2030 Fund	12,246,692	13,067,359	19,975,306	8,854,370
Target 2035 Fund	4,695,839	5,613,342	9,287,245	3,810,711
Target 2040 Fund	9,005,648	10,673,051	15,201,174	5,969,583
Target 2045 Fund	2,027,963	3,024,677	5,057,532	909,574
Target 2050 Fund	4,706,013	4,871,843	9,520,430	5,500,890
Target 2055 Fund	581,183	839,254	0	0
Target 2060 Fund	477,954	443,733	16,178	2,189
As of February 28, 2021, the components of distributable earnings on a tax basis were as follows:
	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
Target Today Fund	$ 530,998	$ 430,503	$ 8,084,487
Target 2010 Fund	504,188	406,661	20,411,261
Target 2015 Fund	586,247	515,240	11,468,309
Target 2020 Fund	3,599,101	3,101,778	51,930,398
Target 2025 Fund	2,798,859	2,373,363	23,272,975
Target 2030 Fund	7,830,590	5,971,511	75,712,892
Target 2035 Fund	3,514,200	2,642,365	29,604,553
Target 2040 Fund	8,654,672	6,652,884	79,331,368
Target 2045 Fund	1,893,455	1,430,440	14,368,992
Target 2050 Fund	4,553,546	3,320,438	37,658,028
Target 2055 Fund	343,565	537,399	3,517,985
Target 2060 Fund	428,882	386,640	4,822,998
8. INDEMNIFICATION
Under each Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to each Fund. Each Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under each Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, each Fund may enter into contracts with service providers that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated.

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Notes to financial statements
9. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

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Report of independent registered public accounting firm
To the Shareholders of the Funds and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Wells Fargo Target Today Fund, Wells Fargo Target 2010 Fund, Wells Fargo Target 2015 Fund, Wells Fargo Target 2020 Fund, Wells Fargo Target 2025 Fund, Wells Fargo Target 2030 Fund, Wells Fargo Target 2035 Fund, Wells Fargo Target 2040 Fund, Wells Fargo Target 2045 Fund, Wells Fargo Target 2050 Fund, Wells Fargo Target 2055 Fund, and Wells Fargo Target 2060 Fund (collectively, the Funds), twelve of the funds constituting Wells Fargo Funds Trust, including the portfolios of investments, as of February 28, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2021, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
April 27, 2021

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Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended February 28, 2021:
Dividends-received deduction
Target Today Fund	10.38%
Target 2010 Fund	10.35
Target 2015 Fund	10.49
Target 2020 Fund	13.22
Target 2025 Fund	13.97
Target 2030 Fund	18.22
Target 2035 Fund	20.42
Target 2040 Fund	23.19
Target 2045 Fund	21.84
Target 2050 Fund	23.37
Target 2055 Fund	27.94
Target 2060 Fund	24.80
Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as a 20% rate gain distribution for the fiscal year ended February 28, 2021:
20% rate gain distribution
Target Today Fund	$ 1,742,702
Target 2010 Fund	1,892,978
Target 2015 Fund	3,189,316
Target 2020 Fund	12,566,834
Target 2025 Fund	13,542,510
Target 2030 Fund	19,975,306
Target 2035 Fund	9,287,245
Target 2040 Fund	15,201,174
Target 2045 Fund	5,057,532
Target 2050 Fund	9,520,430
Target 2060 Fund	16,178

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Other information (unaudited)
Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended February 28, 2021 have been designated as qualified dividend income (QDI):
QDI
Target Today Fund	$ 268,076
Target 2010 Fund	251,215
Target 2015 Fund	316,718
Target 2020 Fund	1,998,634
Target 2025 Fund	1,677,532
Target 2030 Fund	4,269,678
Target 2035 Fund	1,875,228
Target 2040 Fund	4,160,956
Target 2045 Fund	890,209
Target 2050 Fund	2,226,550
Target 2055 Fund	326,638
Target 2060 Fund	239,944
For the fiscal year ended February 28, 2021, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:
Interest-related dividends
Target Today Fund	$ 729,617
Target 2010 Fund	647,860
Target 2015 Fund	646,034
Target 2020 Fund	3,345,179
Target 2025 Fund	1,784,185
Target 2030 Fund	3,366,143
Target 2035 Fund	979,294
Target 2040 Fund	1,515,858
Target 2045 Fund	238,526
Target 2050 Fund	382,720
Target 2055 Fund	54,235
Target 2060 Fund	46,630

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Other information (unaudited)
For the fiscal year ended February 28, 2021, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:
Short-term capital gain dividends
Target Today Fund	$ 306,193
Target 2010 Fund	338,210
Target 2015 Fund	569,975
Target 2020 Fund	1,834,098
Target 2025 Fund	2,327,599
Target 2030 Fund	2,425,942
Target 2035 Fund	912,735
Target 2040 Fund	479,802
Target 2045 Fund	240,041
Target 2050 Fund	741,369
For the fiscal year ended February 28, 2021, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:
% of U.S. government income
Target Today Fund	13.04%
Target 2010 Fund	12.31
Target 2015 Fund	10.00
Target 2020 Fund	10.58
Target 2025 Fund	6.90
Target 2030 Fund	6.65
Target 2035 Fund	4.88
Target 2040 Fund	3.91
Target 2045 Fund	2.69
Target 2050 Fund	1.84
Target 2055 Fund	2.19
Target 2060 Fund	2.21
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

166  |  Target Date Retirement Funds

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Target Date Retirement Funds  |  167

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

168  |  Target Date Retirement Funds

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Target Date Retirement Funds  |  169

Appendix I (unaudited)
On February 28, 2021, the Wells Fargo Target Blended Indexes were composed of the following indexes:
	Wells Fargo Target Today Blended Index	Wells Fargo Target 2010 Blended Index	Wells Fargo Target 2015 Blended Index
Bloomberg Barclays U.S. Aggregate ex-Corporate Index	34.49%	34.50%	32.03%
Bloomberg Barclays U.S. Government Intermediate Bond Index	5.83%	5.83%	5.42%
Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index	5.83%	5.83%	5.42%
JP Morgan EMBI Global Diversified Index	2.94%	2.94%	2.73%
MSCI Emerging Markets Index (Net) (USD)	1.82%	1.82%	2.27%
MSCI USA Minimum Volatility Index (Net) (USD)	5.00%	5.00%	4.00%
MSCI World ex USA Index (Net) (USD)	6.06%	6.06%	7.57%
Russell 1000® Index	11.71%	11.71%	14.60%
Russell 2000® Index	2.92%	2.92%	3.65%
Wells Fargo U.S. High Yield Bond Index	2.95%	2.94%	2.73%
Wells Fargo U.S. Investment Grade Corporate Bond Index	17.95%	17.95%	16.66%
Wells Fargo U.S. REIT Index	2.50%	2.50%	2.92%
Average annual total returns (%) as of February 28, 2021
	1 year	5 year	10 year
Bloomberg Barclays U.S. Aggregate ex-Corporate Index1*	0.66	2.74	–
Bloomberg Barclays U.S. Government Intermediate Bond Index[2]	1.5	2.25	2.34
Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index[3]	5.97	3.67	2.71
JP Morgan EMBI Global Diversified Index[4]	0.91	5.94	5.86
MSCI Emerging Markets Index (Net)(USD)[5]	36.05	15.24	4.41
MSCI USA Minimum Volatility Index (Net) (USD)[6]	8.38	11.26	11.89
MSCI World ex USA Index (Net) (USD)[7]	22.15	9.81	4.73
Russell 1000® Index[8]	34.28	17.37	13.58
Russell 2000® Index[9]	51	17.92	11.86
Wells Fargo U.S. High Yield Bond Index10**	10.15	–	–
Wells Fargo U.S. Investment Grade Corporate Bond Index11**	2.6	–	–
Wells Fargo U.S. REIT Index12***	4.39	–	–
*	The inception date of the index is December 2015.
**	The inception date of the index is April 2017.
***	The inception date is March 2017.
[1]	The Bloomberg Barclays U.S. Aggregate ex-Corporate Index is a broad-based benchmark that includes Treasuries, government-related securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). You cannot invest directly in an index.
[2]	The Bloomberg Barclays U.S. Government Intermediate Bond Index is an unmanaged index composed of U.S. government securities with maturities in the 1- to 10-year range, including securities issued by the U.S. Treasury and U.S. government agencies. You cannot invest directly in an index.
[3]	Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market with maturities more than 1 year and less than 10 years. Federal Reserve holdings of U.S. TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index. You cannot invest directly in an index.
[4]	The JP Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index is a composite index representing an unleveraged investment in emerging market bonds that is broadly based across the spectrum of emerging market bonds and includes reinvestment of income (to represent real assets). You cannot invest directly in an index.

170  |  Target Date Retirement Funds

Appendix I (unaudited)
Wells Fargo Target 2020 Blended Index	Wells Fargo Target 2025 Blended Index	Wells Fargo Target 2030 Blended Index	Wells Fargo Target 2035 Blended Index	Wells Fargo Target 2040 Blended Index	Wells Fargo Target 2045 Blended Index	Wells Fargo Target 2050 Blended Index	Wells Fargo Target 2055 Blended Index	Wells Fargo Target 2060 Blended Index
29.56%	26.64%	22.87%	17.76%	11.84%	8.87%	5.92%	5.92%	5.92%
5.00%	2.50%	0.67%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
5.00%	2.50%	0.67%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
2.52%	2.25%	1.92%	1.50%	1.00%	0.75%	0.50%	0.50%	0.50%
2.72%	3.78%	4.96%	6.09%	7.20%	7.74%	8.28%	8.28%	8.28%
3.00%	2.00%	1.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
9.07%	12.60%	16.52%	20.51%	24.00%	25.84%	27.72%	27.72%	27.72%
17.52%	23.28%	29.24%	34.72%	39.04%	41.14%	43.20%	43.20%	43.20%
4.37%	5.84%	7.31%	8.68%	9.76%	10.29%	10.80%	10.80%	10.80%
2.52%	2.25%	1.92%	1.50%	1.00%	0.75%	0.50%	0.50%	0.50%
15.39%	13.86%	11.92%	9.24%	6.16%	4.62%	3.08%	3.08%	3.08%
3.33%	2.50%	1.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
[5]	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[6]	The MSCI USA Minimum Volatility Index (Net) (USD) aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints). You cannot invest directly in an index.
[7]	The MSCI World ex USA Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. You cannot invest directly in an index.
[8]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
[9]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
[10]	The Wells Fargo U.S. High Yield Bond Index is a rules-based index designed to measure the performance of U.S. dollar-denominated below investment-grade corporate debt issued by U.S. or foreign issuers that have a remaining maturity of at least one year, regardless of optionality; it is constructed to provide increased diversification and liquidity versus traditional passive high yield bond indexes. You cannot invest directly in an index.
[11]	The Wells Fargo U.S. Investment Grade Corporate Bond Index is a rules-based index designed to measure the performance of publicly issued U.S. dollar-denominated investment grade, fixed rate corporate bonds issued by U.S. or foreign issuers that have a remaining maturity of at least one year, regardless of optionality; it is constructed to provide increased diversification and liquidity versus traditional passive corporate credit indexes. You cannot invest directly in an index.
[12]	The Wells Fargo U.S. REIT Index is a float-adjusted, capitalization-weighted index of all applicable NYSE MKT or NASDAQ-listed classes of REIT stock that satisfy specified market capitalization and other eligibility requirements. You cannot invest directly in an index.

Target Date Retirement Funds  |  171

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Funds' website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Wells Fargo Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Funds' website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0321-00284 04-21
AOUTLD/AR003 02-21

Annual Report
February 28, 2021
Target Date Retirement Funds
■	Wells Fargo Dynamic Target Today Fund
■	Wells Fargo Dynamic Target 2015 Fund
■	Wells Fargo Dynamic Target 2020 Fund
■	Wells Fargo Dynamic Target 2025 Fund
■	Wells Fargo Dynamic Target 2030 Fund
■	Wells Fargo Dynamic Target 2035 Fund
■	Wells Fargo Dynamic Target 2040 Fund
■	Wells Fargo Dynamic Target 2045 Fund
■	Wells Fargo Dynamic Target 2050 Fund
■	Wells Fargo Dynamic Target 2055 Fund
■	Wells Fargo Dynamic Target 2060 Fund

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The views expressed and any forward-looking statements are as of February 28, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Target Date Retirement Funds  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Dynamic Target Date Funds for the 12-month period that ended February 28, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and a recovering consumer and corporate sentiment. Bond markets also produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policy-makers continued to fight the effects of the COVID-19 pandemic. Emerging market stocks led both U.S. and non-U.S. developed market stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index1, gained 31.29%. International stocks, as measured by the MSCI ACWI ex USA Index (Net)2, returned 26.18%, while the MSCI EM Index (Net)3, had stronger performance, with a 36.05% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 1.38%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged)5 gained 6.28%, and the Bloomberg Barclays Municipal Bond Index6 returned 1.06% while the ICE BofA U.S. High Yield Index7 returned 8.62%.
The COVID-19 lockdown began almost a year ago.
The global spread of COVID-19 led country after country to clamp down on social- and business-related activity in order to contain the virus. This sent economies into a deep contraction. Central banks responded by slashing interest rates and expanding quantitative easing programs to restore liquidity and market confidence. The U.S. Federal Reserve (Fed) launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase aggrements. Meanwhile, stock markets tumbled, ending the longest bull stock market in U.S. history.
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
“Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Target Date Retirement Funds

Letter to shareholders (unaudited)
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing Managers’ Indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.
By June, economies reopened and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced IT stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.

Target Date Retirement Funds  |  3

Letter to shareholders (unaudited)
“February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy.”
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financial, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Target Date Retirement Funds

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins more than $350 trillion of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (extended through June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
Each Fund holds at least one security that uses LIBOR as a floating reference rate and has a maturity date after 12-31-2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by each Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. Each Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Funds' Statement of Additional Information.

Target Date Retirement Funds  |  5

Wells Fargo Dynamic Target Date Funds

Investment objective
Each Fund seeks total return over time, consistent with its strategic target allocation.
Manager
Wells Fargo Funds Management, LLC
Subadviser
Wells Capital Management Incorporated
Portfolio managers
Kandarp R. Acharya, CFA®‡, FRM
Petros N. Bocray, CFA®‡, FRM
Christian L. Chan, CFA®‡
The target date represents the year in which investors may likely begin withdrawing assets. The Funds gradually seek to reduce market risk as the target date approaches and after it arrives by decreasing equity exposure and increasing fixed income exposure. The principal value is not guaranteed at any time, including at the target date.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by each Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on each Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Funds will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Funds are exposed to foreign investment risk, mortgage- and asset-backed securities risk, regulatory risk, and smaller-company investment risk. Consult the Funds’ prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Dynamic Target Today Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WDYAX)	11-30-2015	5.03	6.65	5.49	11.47	7.92	6.68	3.44	0.68
Class C (WDYCX)	11-30-2015	11.31	7.43	6.19	12.31	7.43	6.19	4.19	1.43
Class R4 (WDYYX)	11-30-2015	–	–	–	11.81	8.27	7.02	3.16	0.37
Class R6 (WDYZX)	11-30-2015	–	–	–	11.96	8.43	7.17	3.01	0.22
S&P Target Date Retirement Income Index[3]	–	–	–	–	10.19	6.56	5.94 *	–	–
Wells Fargo Dynamic Target Today Blended Index[4]	–	–	–	–	12.15	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.12% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix I for additional information. You cannot invest directly in an index.

Target Date Retirement Funds  |  7

Performance highlights (unaudited)
Wells Fargo Dynamic Target Today Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance of Class A shares since inception with the S&P Target Date Retirement Income Index and the Wells Fargo Target Today Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is September 21, 2018.
Ten largest holdings (%) as of February 28, 2021[1]
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	29.35
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	19.18
Wells Fargo Investment Grade Corporate Bond Portfolio	15.31
Wells Fargo Strategic Retirement Bond Portfolio	9.94
Wells Fargo Factor Enhanced International Equity Portfolio	9.85
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	4.84
Wells Fargo U.S. REIT Portfolio	3.44
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	2.87
Wells Fargo High Yield Corporate Bond Portfolio	2.53
Wells Fargo Emerging Markets Bond Portfolio	2.47
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Allocation (%) as of February 28, 2021
	Neutral allocation	Effective allocation[1]
Bond Funds	60	60
Stock Funds	40	40
[1]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

8  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Dynamic Target Today Fund (continued)

Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	1.07	6.92	0.97
Class C	1.09	7.06	0.95
Class R4	1.07	6.91	0.97
Class R6	1.08	6.94	0.97

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date Retirement Income Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  9

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2015 Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WDTAX)	11-30-2015	6.50	7.73	6.18	12.95	9.01	7.39	3.63	0.68
Class C (WDTCX)	11-30-2015	12.78	8.52	6.89	13.78	8.52	6.89	4.38	1.43
Class R4 (WDTYX)	11-30-2015	–	–	–	13.27	9.32	7.71	3.35	0.37
Class R6 (WDTZX)	11-30-2015	–	–	–	13.41	9.50	7.88	3.20	0.22
S&P Target Date 2015 Index[3]	–	–	–	–	13.64	8.31	7.20 *	–	–
Wells Fargo Dynamic Target 2015 Blended Index[4]	–	–	–	–	14.30	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.13% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix I for additional information. You cannot invest directly in an index.

10  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2015 Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance of Class A shares since inception with the S&P Target Date 2015 Index and the Wells Fargo Dynamic Target 2015 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is September 21, 2018.
Ten largest holdings (%) as of February 28, 2021[1]
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	25.71
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	22.78
Wells Fargo Investment Grade Corporate Bond Portfolio	13.43
Wells Fargo Factor Enhanced International Equity Portfolio	11.77
Wells Fargo Strategic Retirement Bond Portfolio	8.71
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	5.76
Wells Fargo U.S. REIT Portfolio	4.08
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	3.41
Wells Fargo High Yield Corporate Bond Portfolio	2.22
Wells Fargo Emerging Markets Bond Portfolio	2.17
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Allocation (%) as of February 28, 2021
	Neutral allocation	Effective allocation[1]
Bond Funds	52	52
Stock Funds	48	48
[1]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

Target Date Retirement Funds  |  11

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2015 Fund (continued)

Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	1.00	8.33	0.98
Class C	1.01	8.43	0.97
Class R4	0.99	8.26	0.98
Class R6	1.00	8.34	0.98

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2015 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

12  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2020 Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WDTDX)	11-30-2015	8.38	8.58	6.88	15.03	9.87	8.09	3.32	0.68
Class C (WDTEX)	11-30-2015	14.52	9.31	7.53	15.52	9.31	7.53	4.07	1.43
Class R4 (WDTGX)	11-30-2015	–	–	–	15.32	10.18	8.41	3.04	0.37
Class R6 (WDTHX)	11-30-2015	–	–	–	15.58	10.35	8.57	2.89	0.22
S&P Target Date 2020 Index[3]	–	–	–	–	14.57	8.99	7.67 *	–	–
Wells Fargo Dynamic Target 2020 Blended Index[4]	–	–	–	–	16.36	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.14% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix I for additional information. You cannot invest directly in an index.

Target Date Retirement Funds  |  13

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2020 Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance of Class A shares since inception with the S&P Target Date 2020 Index and the Wells Fargo Dynamic Target 2020 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is September 21, 2018.
Ten largest holdings (%) as of February 28, 2021[1]
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	26.08
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	22.11
Wells Fargo Factor Enhanced International Equity Portfolio	13.46
Wells Fargo Investment Grade Corporate Bond Portfolio	11.56
Wells Fargo Strategic Retirement Bond Portfolio	7.48
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	6.59
Wells Fargo U.S. REIT Portfolio	4.71
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	3.88
Wells Fargo High Yield Corporate Bond Portfolio	1.90
Wells Fargo Emerging Markets Bond Portfolio	1.87
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Allocation (%) as of February 28, 2021
	Neutral allocation	Effective allocation[1]
Bond Funds	45	45
Stock Funds	55	55
[1]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

14  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2020 Fund (continued)

Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	1.01	9.29	0.98
Class C	1.01	9.39	0.97
Class R4	1.01	9.31	0.98
Class R6	1.01	9.30	0.98

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2020 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  15

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2025 Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WDTIX)	11-30-2015	12.02	9.54	7.62	18.83	10.85	8.85	2.71	0.68
Class C (WDTJX)	11-30-2015	18.55	10.32	8.31	19.55	10.32	8.31	3.46	1.43
Class R4 (WDTLX)	11-30-2015	–	–	–	19.18	11.16	9.16	2.43	0.37
Class R6 (WDTMX)	11-30-2015	–	–	–	19.33	11.34	9.33	2.28	0.22
S&P Target Date 2025 Index[3]	–	–	–	–	17.57	10.02	8.49 *	–	–
Wells Fargo Dynamic Target 2025 Blended Index[4]	–	–	–	–	19.29	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.14% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix I for additional information. You cannot invest directly in an index.

16  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2025 Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance of Class A shares since inception with the S&P Target Date 2025 Index and the Wells Fargo Dynamic Target 2025 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is September 21, 2018.
Ten largest holdings (%) as of February 28, 2021[1]
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	31.83
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	18.52
Wells Fargo Factor Enhanced International Equity Portfolio	17.10
Wells Fargo Investment Grade Corporate Bond Portfolio	9.65
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	8.11
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	4.99
Wells Fargo Strategic Retirement Bond Portfolio	3.51
Wells Fargo U.S. REIT Portfolio	3.35
Wells Fargo High Yield Corporate Bond Portfolio	1.57
Wells Fargo Emerging Markets Bond Portfolio	1.55
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Allocation (%) as of February 28, 2021
	Neutral allocation	Effective allocation[1]
Bond Funds	35	35
Stock Funds	65	65
[1]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

Target Date Retirement Funds  |  17

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2025 Fund (continued)

Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.98	10.71	0.98
Class C	0.99	10.85	0.97
Class R4	0.97	10.65	0.98
Class R6	0.97	10.67	0.98

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2025 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

18  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2030 Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WDTNX)	11-30-2015	15.23	10.58	8.46	22.30	11.90	9.69	2.96	0.68
Class C (WDTOX)	11-30-2015	21.95	11.31	9.11	22.95	11.31	9.11	3.71	1.43
Class R4 (WDTQX)	11-30-2015	–	–	–	22.70	12.23	10.01	2.68	0.37
Class R6 (WDTSX)	11-30-2015	–	–	–	22.85	12.41	10.18	2.53	0.22
S&P Target Date 2030 Index[3]	–	–	–	–	20.39	10.94	9.21 *	–	–
Wells Fargo Dynamic Target 2030 Blended Index[4]	–	–	–	–	22.13	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.15% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix I for additional information. You cannot invest directly in an index.

Target Date Retirement Funds  |  19

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2030 Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance of Class A shares since inception with the S&P Target Date 2030 Index and the Wells Fargo Dynamic Target 2030 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is September 21, 2018.
Ten largest holdings (%) as of February 28, 2021[1]
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	37.49
Wells Fargo Factor Enhanced International Equity Portfolio	21.02
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	14.18
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	9.30
Wells Fargo Investment Grade Corporate Bond Portfolio	7.41
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	6.10
Wells Fargo U.S. REIT Portfolio	1.29
Wells Fargo High Yield Corporate Bond Portfolio	1.20
Wells Fargo Emerging Markets Bond Portfolio	1.18
Wells Fargo Strategic Retirement Bond Portfolio	0.83
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Allocation (%) as of February 28, 2021
	Neutral allocation	Effective allocation[1]
Bond Funds	25	25
Stock Funds	75	75
[1]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

20  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2030 Fund (continued)

Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.93	11.83	0.98
Class C	0.93	11.93	0.97
Class R4	0.93	11.85	0.98
Class R6	0.93	11.82	0.98

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2030 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  21

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2035 Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WDTTX)	11-30-2015	17.27	11.32	9.02	24.45	12.65	10.26	3.09	0.68
Class C (WDCTX)	11-30-2015	24.39	12.12	9.74	25.39	12.12	9.74	3.84	1.43
Class R4 (WDTVX)	11-30-2015	–	–	–	24.82	12.98	10.58	2.81	0.37
Class R6 (WDTWX)	11-30-2015	–	–	–	25.09	13.13	10.75	2.66	0.22
S&P Target Date 2035 Index[3]	–	–	–	–	23.52	11.86	9.95 *	–	–
Wells Fargo Dynamic Target 2035 Blended Index[4]	–	–	–	–	23.66	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.16% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix I for additional information. You cannot invest directly in an index.

22  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2035 Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance of Class A shares since inception with the S&P Target Date 2035 Index and the Wells Fargo Dynamic Target 2035 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is September 21, 2018.
Holdings (%) as of February 28, 2021[1]
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	39.83
Wells Fargo Factor Enhanced International Equity Portfolio	23.41
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	11.85
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	10.00
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	6.74
Wells Fargo Investment Grade Corporate Bond Portfolio	6.19
Wells Fargo High Yield Corporate Bond Portfolio	1.01
Wells Fargo Emerging Markets Bond Portfolio	0.99
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Allocation (%) as of February 28, 2021
	Neutral allocation	Effective allocation[1]
Bond Funds	20	20
Stock Funds	80	80
[1]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.
Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.86	12.52	0.97
Class C	0.87	12.66	0.97
Class R4	0.86	12.53	0.97
Class R6	0.86	12.46	0.97

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2035 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  23

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2040 Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WTDAX)	11-30-2015	17.47	11.39	9.06	24.64	12.73	10.29	3.59	0.68
Class C (WTDCX)	11-30-2015	24.52	12.23	9.78	25.52	12.23	9.78	4.34	1.43
Class R4 (WTDEX)	11-30-2015	–	–	–	24.98	13.07	10.62	3.31	0.37
Class R6 (WTDFX)	11-30-2015	–	–	–	25.12	13.25	10.79	3.16	0.22
S&P Target Date 2040 Index[3]	–	–	–	–	25.71	12.52	10.46 *	–	–
Wells Fargo Dynamic Target 2040 Blended Index[4]	–	–	–	–	24.97	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.16% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix I for additional information. You cannot invest directly in an index.

24  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2040 Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance of Class A shares since inception with the S&P Target Date 2040 Index and the Wells Fargo Dynamic Target 2040 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is September 21, 2018.
Holdings (%) as of February 28, 2021[1]
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	41.61
Wells Fargo Factor Enhanced International Equity Portfolio	25.39
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	10.51
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	8.86
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	7.40
Wells Fargo Investment Grade Corporate Bond Portfolio	4.63
Wells Fargo High Yield Corporate Bond Portfolio	0.76
Wells Fargo Emerging Markets Bond Portfolio	0.74
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Allocation (%) as of February 28, 2021
	Neutral allocation	Effective allocation[1]
Bond Funds	15	15
Stock Funds	85	85
[1]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.
Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.84	13.20	0.98
Class C	0.85	13.37	0.97
Class R4	0.84	13.19	0.98
Class R6	0.84	13.21	0.98

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2040 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  25

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2045 Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WTDGX)	11-30-2015	19.14	11.62	9.27	26.37	12.96	10.51	3.61	0.68
Class C (WTDHX)	11-30-2015	26.23	12.44	9.97	27.23	12.44	9.97	4.36	1.43
Class R4 (WTDJX)	11-30-2015	–	–	–	26.80	13.30	10.83	3.33	0.37
Class R6 (WTDKX)	11-30-2015	–	–	–	26.94	13.47	11.00	3.18	0.22
S&P Target Date 2045 Index[3]	–	–	–	–	26.95	12.92	10.76 *	–	–
Wells Fargo Dynamic Target 2045 Blended Index[4]	–	–	–	–	26.30	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.16% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix I for additional information. You cannot invest directly in an index.

26  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2045 Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance of Class A shares since inception with the S&P Target Date 2045 Index and the Wells Fargo Dynamic Target 2045 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is September 21, 2018.
Holdings (%) as of February 28, 2021[1]
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	43.52
Wells Fargo Factor Enhanced International Equity Portfolio	27.10
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	11.12
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	7.93
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	6.04
Wells Fargo Investment Grade Corporate Bond Portfolio	3.14
Wells Fargo High Yield Corporate Bond Portfolio	0.51
Wells Fargo Emerging Markets Bond Portfolio	0.50
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Allocation (%) as of February 28, 2021
	Neutral allocation	Effective allocation[1]
Bond Funds	10	10
Stock Funds	90	90
[1]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.
Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.87	14.11	0.98
Class C	0.87	14.26	0.97
Class R4	0.86	14.08	0.98
Class R6	0.86	14.05	0.98

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2045 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  27

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2050 Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WTDLX)	11-30-2015	20.23	11.68	9.31	27.59	13.02	10.55	3.68	0.68
Class C (WTDMX)	11-30-2015	27.40	12.51	10.03	28.40	12.51	10.03	4.43	1.43
Class R4 (WTDOX)	11-30-2015	–	–	–	27.95	13.35	10.88	3.40	0.37
Class R6 (WTDPX)	11-30-2015	–	–	–	28.09	13.53	11.05	3.25	0.22
S&P Target Date 2050 Index[3]	–	–	–	–	27.68	13.23	10.97 *	–	–
Wells Fargo Dynamic Target 2050 Blended Index[4]	–	–	–	–	27.40	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.17% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix I for additional information. You cannot invest directly in an index.

28  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2050 Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance of Class A shares since inception with the S&P Target Date 2050 Index and the Wells Fargo Dynamic Target 2050 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is September 21, 2018.
Holdings (%) as of February 28, 2021[1]
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	45.65
Wells Fargo Factor Enhanced International Equity Portfolio	29.24
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	11.63
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	8.43
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	3.05
Wells Fargo Investment Grade Corporate Bond Portfolio	1.59
Wells Fargo High Yield Bond Portfolio	0.25
Wells Fargo Emerging Markets Bond Portfolio	0.25

Allocation (%) as of February 28, 2021
	Neutral allocation	Effective allocation[1]
Bond Funds	5	5
Stock Funds	95	95
[1]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.
Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.88	14.60	0.98
Class C	0.88	14.75	0.97
Class R4	0.88	14.59	0.98
Class R6	0.88	14.61	0.98

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2050 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  29

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2055 Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WTDQX)	11-30-2015	20.64	11.74	9.39	28.00	13.08	10.63	3.84	0.68
Class C (WTDRX)	11-30-2015	27.94	12.57	10.11	28.94	12.57	10.11	4.59	1.43
Class R4 (WTDTX)	11-30-2015	–	–	–	28.45	13.43	10.96	3.56	0.37
Class R6 (WTDUX)	11-30-2015	–	–	–	28.62	13.58	11.12	3.41	0.22
S&P Target Date 2055 Index[3]	–	–	–	–	27.92	13.39	11.07 *	–	–
Wells Fargo Dynamic Target 2055 Blended Index[4]	–	–	–	–	27.40	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.17% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix I for additional information. You cannot invest directly in an index.

30  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2055 Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance Class A shares since inception with the S&P Target Date 2055 Index and the Wells Fargo Dynamic Target 2055 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is September 21, 2018.
Holdings (%) as of February 28, 2021[1]
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	45.59
Wells Fargo Factor Enhanced International Equity Portfolio	29.21
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	11.63
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	8.46
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	3.04
Wells Fargo Investment Grade Corporate Bond Portfolio	1.58
Wells Fargo High Yield Bond Portfolio	0.26
Wells Fargo Emerging Markets Bond Portfolio	0.25
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Allocation (%) as of February 28, 2021
	Neutral allocation	Effective allocation[1]
Bond Funds	5	5
Stock Funds	95	95
[1]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.
Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.87	14.60	0.98
Class C	0.88	14.80	0.97
Class R4	0.87	14.58	0.98
Class R6	0.87	14.61	0.98

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2055 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  31

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2060 Fund

Average annual total returns (%) as of February 28, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WTDVX)	11-30-2015	20.01	11.65	9.32	27.34	12.98	10.56	3.67	0.68
Class C (WTDWX)	11-30-2015	27.36	12.47	10.05	28.36	12.47	10.05	4.42	1.43
Class R4 (WTDZX)	11-30-2015	–	–	–	27.76	13.32	10.90	3.39	0.37
Class R6 (WTSZX)	11-30-2015	–	–	–	28.03	13.49	11.07	3.24	0.22
S&P Target Date 2055 Index[3]	–	–	–	–	27.92	13.39	11.07 *	–	–
S&P Target Date 2060+ Index**,3	–	–	–	–	28.08	–	–	–	–
Wells Fargo Dynamic Target 2060 Blended Index[4]	–	–	–	–	27.40	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
**	The inception date of the index is May 31, 2016.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.17% in acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix I for additional information. You cannot invest directly in an index.

32  |  Target Date Retirement Funds

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2060 Fund (continued)

Growth of $10,000 investment as of February 28, 20211
[1]	The chart compares the performance Class A shares since inception with the S&P Target Date 2060+ Index and the Wells Fargo Dynamic Target 2060 Blended Index. The performance shown for the S&P Target Date 2060+ Index represents the returns of the S&P Target Date 2055 Index from 11/30/2015 to 5/30/2016 and the S&P Target Date 2060+ Index from 5/31/2016 (index inception date) through period end. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is September 21, 2018.
Holdings (%) as of February 28, 2021[1]
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	45.57
Wells Fargo Factor Enhanced International Equity Portfolio	29.20
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	11.64
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	8.45
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	3.03
Wells Fargo Investment Grade Corporate Bond Portfolio	1.57
Wells Fargo High Yield Bond Portfolio	0.25
Wells Fargo Emerging Markets Bond Portfolio	0.25
Wells Fargo U.S. REIT Portfolio	0.10
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Allocation (%) as of February 28, 2021
	Neutral allocation	Effective allocation[1]
Bond Funds	5	5
Stock Funds	95	95
[1]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

Target Date Retirement Funds  |  33

Performance highlights (unaudited)
Wells Fargo Dynamic Target 2060 Fund (continued)

Volatility metrics as of February 28, 2021[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.86	14.59	0.98
Class C	0.87	14.76	0.97
Class R4	0.87	14.60	0.98
Class R6	0.86	14.58	0.98

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2060+ Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

34  |  Target Date Retirement Funds

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
The Wells Fargo Dynamic Target Date Funds seek to manage the asset allocation and risk profile of multi-asset-class funds for investors as they save for their target retirement date. The strategic asset allocations are designed to provide high levels of diversification across equity and fixed-income investments. Our approach to portfolio construction helps investors make more aggressive allocations when they may be most beneficial while managing risks during bear markets through diversification.
The portfolio management team employs three levers as it seeks to manage investment risk.
The Dynamic Target Date Funds’ portfolio management team incorporates three levers as it seeks to manage investment risk over each Fund’s investment time horizon: tactical asset allocation, volatility management, and tail risk management. Tactical asset allocation, as a futures overlay, uses timely shifts toward assets with higher expected returns and is driven by the market outlook of the Wells Fargo Multi-Asset Solutions team. Volatility management reduces exposure to risk assets in high-volatility markets and adds risk assets in low-volatility markets. Tail risk management uses institutional hedging techniques to mitigate risk during severe market downturns when a portfolio’s value falls to a specific level. Together, volatility management and tail risk management comprise the Funds’ dynamic risk-hedging (DRH) strategy.
Global equity markets rose sharply during the 12-month period.
Equity markets rose sharply during the 12-month period, despite the sharp sell-off in the first quarter of 2020. Mounting fears of the rapid spread of COVID-19 and the economic impact of U.S. and global shutdowns sent markets reeling in February and March 2020. In fact, markets experienced their fastest bear market in history. The subsequent recovery, which picked up steam in the second quarter of 2020, was just as remarkable. After a miserable first quarter, equity markets posted their strongest second-quarter gains in more than 20 years. During the period as a whole, global equities, as measured by the MSCI ACWI (Net)1, rose by 30.25%, while the U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index2, gained 1.38%.
For the 12-month period that ended February 28, 2021, each Wells Fargo Dynamic Target Date Fund posted positive returns. The longer-dated Funds generated higher absolute returns due to their higher allocations to equities. Eleven funds, each offering four share classes, including two classes with sales charges, comprise the Dynamic Target Date Fund series. In general, the benchmark-relative performance tended to be higher for the near-dated Funds, as those Funds have higher strategic allocations to equities relative to their respective benchmarks. As a whole, the Funds’ underlying style selection detracted from benchmark-relative performance. The Factor Enhanced U.S. Large Cap, Factor Enhanced U.S. Small Cap, and Factor Enhanced Emerging Markets Equity portfolios trailed their broad market indexes, while the Factor Enhanced International Equity portfolio outperformed its benchmark.
Over the period, tactical asset allocation activities executed within the Funds contributed to relative performance. The largest contributor to performance was a long S&P 500 Index3 futures position, which was initiated in mid-March 2020 amid the height of the COVID-19-induced sell-off. The team held the position until July 2020, when it was sold at a handsome profit. The DRH overlay strategy, on the other hand, detracted from performance during the period. Although the tail risk management strategy contributed to the performance of the Funds, it was offset by the negative impact from the volatility management strategy.
Outlook
2021 is a year of second chances. Going into 2020, trailing earnings for companies in the S&P 500 Index were around $157 billion. We think corporate America should be able to earn that back. Also going into 2020, there was hope of a synchronized global recovery after the fallout from the U.S.-China trade war. Now there is hope of a synchronized global recovery with the help of the COVID-19 vaccine. The difference is that while in 2020 we were starting very late in the cycle, we are now starting with synchronized growth and a brand new cycle in front of us.

[1]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.
[2]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.
[3]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

Target Date Retirement Funds  |  35

Performance highlights (unaudited)
MANAGER’S DISCUSSION (continued)
Indicators are pointing to a decent first quarter, but the rebound is likely to be uneven with the U.S. and emerging markets advancing faster than Europe and Japan and manufacturing maintaining momentum while services struggle to get some footing. Breakeven inflation rates and yields have risen sharply this year. Inflation uncertainty is high, but the consensus seems to be revising growth expectations upward from a modest recovery to something much more robust.
We will continue to monitor the situation carefully and stand ready to adjust exposures as needed.

36  |  Target Date Retirement Funds

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from September 1, 2020 to February 28, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 9-1-2020	Ending account value 2-28-2021	Expenses paid during the period[1]	Annualized net expense ratio
Dynamic Target Today Fund
Class A
Actual	$1,000.00	$1,049.38	$3.40	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.36	0.67%
Class C
Actual	$1,000.00	$1,045.84	$7.25	1.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.15	1.43%
Class R4
Actual	$1,000.00	$1,051.71	$1.88	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$1.86	0.37%
Class R6
Actual	$1,000.00	$1,052.25	$1.12	0.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.70	$1.10	0.22%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Target Date Retirement Funds  |  37

Fund expenses (unaudited)
	Beginning account value 9-1-2020	Ending account value 2-28-2021	Expenses paid during the period[1]	Annualized net expense ratio
Dynamic Target 2015 Fund
Class A
Actual	$1,000.00	$1,062.10	$3.27	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.21	0.64%
Class C
Actual	$1,000.00	$1,058.05	$7.30	1.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.15	1.43%
Class R4
Actual	$1,000.00	$1,064.12	$1.89	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$1.86	0.37%
Class R6
Actual	$1,000.00	$1,064.61	$1.13	0.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.70	$1.10	0.22%
Dynamic Target 2020 Fund
Class A
Actual	$1,000.00	$1,075.95	$3.35	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Class C
Actual	$1,000.00	$1,071.76	$7.35	1.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.15	1.43%
Class R4
Actual	$1,000.00	$1,077.14	$1.91	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$1.86	0.37%
Class R6
Actual	$1,000.00	$1,078.59	$1.13	0.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.70	$1.10	0.22%
Dynamic Target 2025 Fund
Class A
Actual	$1,000.00	$1,089.48	$3.32	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.21	0.64%
Class C
Actual	$1,000.00	$1,085.39	$7.39	1.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.15	1.43%
Class R4
Actual	$1,000.00	$1,091.30	$1.92	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$1.86	0.37%
Class R6
Actual	$1,000.00	$1,091.76	$1.14	0.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.70	$1.10	0.22%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

38  |  Target Date Retirement Funds

Fund expenses (unaudited)
	Beginning account value 9-1-2020	Ending account value 2-28-2021	Expenses paid during the period[1]	Annualized net expense ratio
Dynamic Target 2030 Fund
Class A
Actual	$1,000.00	$1,105.95	$3.50	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.36	0.67%
Class C
Actual	$1,000.00	$1,101.77	$7.45	1.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.15	1.43%
Class R4
Actual	$1,000.00	$1,107.33	$1.93	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$1.86	0.37%
Class R6
Actual	$1,000.00	$1,107.78	$1.15	0.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.70	$1.10	0.22%
Dynamic Target 2035 Fund
Class A
Actual	$1,000.00	$1,114.66	$3.46	0.66%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.31	0.66%
Class C
Actual	$1,000.00	$1,110.77	$7.48	1.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.15	1.43%
Class R4
Actual	$1,000.00	$1,115.72	$1.94	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$1.86	0.37%
Class R6
Actual	$1,000.00	$1,117.11	$1.15	0.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.70	$1.10	0.22%
Dynamic Target 2040 Fund
Class A
Actual	$1,000.00	$1,121.99	$3.53	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.36	0.67%
Class C
Actual	$1,000.00	$1,117.33	$7.51	1.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.15	1.43%
Class R4
Actual	$1,000.00	$1,122.93	$1.95	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$1.86	0.37%
Class R6
Actual	$1,000.00	$1,123.29	$1.16	0.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.70	$1.10	0.22%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Target Date Retirement Funds  |  39

Fund expenses (unaudited)
	Beginning account value 9-1-2020	Ending account value 2-28-2021	Expenses paid during the period[1]	Annualized net expense ratio
Dynamic Target 2045 Fund
Class A
Actual	$1,000.00	$1,128.99	$3.48	0.66%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.31	0.66%
Class C
Actual	$1,000.00	$1,124.75	$7.53	1.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.15	1.43%
Class R4
Actual	$1,000.00	$1,130.49	$1.95	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$1.86	0.37%
Class R6
Actual	$1,000.00	$1,130.83	$1.16	0.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.70	$1.10	0.22%
Dynamic Target 2050 Fund
Class A
Actual	$1,000.00	$1,141.05	$3.50	0.66%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.31	0.66%
Class C
Actual	$1,000.00	$1,136.97	$7.58	1.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.15	1.43%
Class R4
Actual	$1,000.00	$1,142.67	$1.97	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$1.86	0.37%
Class R6
Actual	$1,000.00	$1,142.99	$1.17	0.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.70	$1.10	0.22%
Dynamic Target 2055 Fund
Class A
Actual	$1,000.00	$1,140.69	$3.56	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.36	0.67%
Class C
Actual	$1,000.00	$1,136.55	$7.58	1.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.15	1.43%
Class R4
Actual	$1,000.00	$1,141.92	$1.96	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$1.86	0.37%
Class R6
Actual	$1,000.00	$1,142.37	$1.17	0.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.70	$1.10	0.22%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

40  |  Target Date Retirement Funds

Fund expenses (unaudited)
	Beginning account value 9-1-2020	Ending account value 2-28-2021	Expenses paid during the period[1]	Annualized net expense ratio
Dynamic Target 2060 Fund
Class A
Actual	$1,000.00	$1,140.06	$3.45	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Class C
Actual	$1,000.00	$1,135.98	$7.57	1.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.15	1.43%
Class R4
Actual	$1,000.00	$1,142.54	$1.97	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$1.86	0.37%
Class R6
Actual	$1,000.00	$1,142.87	$1.17	0.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.70	$1.10	0.22%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Target Date Retirement Funds  |  41

Portfolio of investments—February 28, 2021
Dynamic Target Today Fund

		Value
Investment companies: 99.78%
Affiliated master portfolios: 99.78%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 2,051,714
Wells Fargo Emerging Markets Bond Portfolio		173,037
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		200,602
Wells Fargo Factor Enhanced International Equity Portfolio		688,649
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		1,340,687
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		338,498
Wells Fargo High Yield Corporate Bond Portfolio		176,967
Wells Fargo Investment Grade Corporate Bond Portfolio		1,070,702
Wells Fargo Strategic Retirement Bond Portfolio		694,616
Wells Fargo U.S. REIT Portfolio		240,546
Total Investment companies (Cost $6,177,043)		6,976,018
Total investments in securities (Cost $6,177,043)	99.78%	6,976,018
Other assets and liabilities, net	0.22	15,509
Total net assets	100.00%	$6,991,527
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.32%	0.35%	$ 43,617	$ (66,995)	$ 33,114	$ 0	$ 34	$ 2,051,714
Wells Fargo Emerging Markets Bond Portfolio	0.42	0.47	(4,990)	(543)	8,136	0	2	173,037
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	0.09	0.12	(264)	46,918	2	4,962	9	200,602
Wells Fargo Factor Enhanced International Equity Portfolio	0.11	0.10	(14,962)	168,553	4	17,555	8	688,649
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	0.13	0.17	73,676	216,371	8	24,185	67	1,340,687
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	0.13	0.16	26,624	112,796	3	3,959	21	338,498
Wells Fargo High Yield Corporate Bond Portfolio	0.32	0.35	(3,231)	6,301	10,249	0	6	176,967
Wells Fargo Investment Grade Corporate Bond Portfolio	0.42	0.47	19,664	(24,941)	35,178	0	10	1,070,702
Wells Fargo Strategic Retirement Bond Portfolio	0.94	0.45	12,959	2,633	9,397	0	4	694,616
Wells Fargo U.S. REIT Portfolio	0.84	0.94	(14,896)	32,869	0	6,187	3	240,546
			$138,197	$493,962	$96,091	$56,848	$164	$6,976,018	99.78%
The accompanying notes are an integral part of these financial statements.

42  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2021
Dynamic Target Today Fund

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
MSCI Emerging Markets Index	5	3-19-2021	$ 333,284	$ 334,525	$ 1,241	$ 0
OMX Stockholm 30 Index	12	3-19-2021	288,615	284,939	0	(3,676)
Short
E-Mini NASDAQ 100 Index	(1)	3-19-2021	(259,304)	(258,220)	1,084	0
Euro STOXX 50 Index	(7)	3-19-2021	(304,214)	(306,331)	0	(2,117)
					$2,325	$(5,793)
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  43

Portfolio of investments—February 28, 2021
Dynamic Target 2015 Fund

		Value
Investment companies: 100.04%
Affiliated master portfolios: 100.04%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 1,601,924
Wells Fargo Emerging Markets Bond Portfolio		135,198
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		212,140
Wells Fargo Factor Enhanced International Equity Portfolio		733,442
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		1,418,896
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		359,096
Wells Fargo High Yield Corporate Bond Portfolio		137,933
Wells Fargo Investment Grade Corporate Bond Portfolio		836,881
Wells Fargo Strategic Retirement Bond Portfolio		542,266
Wells Fargo U.S. REIT Portfolio		254,420
Total Investment companies (Cost $5,435,636)		6,232,196
Total investments in securities (Cost $5,435,636)	100.04%	6,232,196
Other assets and liabilities, net	(0.04)	(2,188)
Total net assets	100.00%	$6,230,008
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.23%	0.27%	$ 32,551	$ (50,341)	$ 23,369	$ 0	$ 55	$ 1,601,924
Wells Fargo Emerging Markets Bond Portfolio	0.29	0.37	(3,974)	(680)	5,795	0	1	135,198
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	0.09	0.12	(1,156)	47,739	2	5,008	9	212,140
Wells Fargo Factor Enhanced International Equity Portfolio	0.11	0.11	(8,992)	145,963	4	17,773	8	733,442
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	0.13	0.18	89,404	213,308	8	24,475	23	1,418,896
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	0.13	0.17	24,391	115,225	3	4,015	20	359,096
Wells Fargo High Yield Corporate Bond Portfolio	0.23	0.28	(2,546)	4,443	7,258	0	4	137,933
Wells Fargo Investment Grade Corporate Bond Portfolio	0.30	0.36	15,657	(22,442)	24,937	0	7	836,881
Wells Fargo Strategic Retirement Bond Portfolio	0.67	0.35	9,768	606	6,680	0	3	542,266
Wells Fargo U.S. REIT Portfolio	0.85	0.99	(14,907)	33,249	0	6,242	3	254,420
			$140,196	$487,070	$68,056	$57,513	$133	$6,232,196	100.04%
The accompanying notes are an integral part of these financial statements.

44  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2021
Dynamic Target 2015 Fund

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
MSCI Emerging Markets Index	5	3-19-2021	$ 333,583	$ 334,525	$ 942	$ 0
OMX Stockholm 30 Index	10	3-19-2021	240,587	237,450	0	(3,137)
Short
E-Mini NASDAQ 100 Index	(1)	3-19-2021	(259,304)	(258,220)	1,084	0
Euro STOXX 50 Index	(6)	3-19-2021	(260,741)	(262,570)	0	(1,829)
					$2,026	$(4,966)
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  45

Portfolio of investments—February 28, 2021
Dynamic Target 2020 Fund

		Value
Investment companies: 99.64%
Affiliated master portfolios: 99.64%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 1,683,513
Wells Fargo Emerging Markets Bond Portfolio		142,163
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		295,711
Wells Fargo Factor Enhanced International Equity Portfolio		1,025,083
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		1,985,413
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		501,633
Wells Fargo High Yield Corporate Bond Portfolio		144,841
Wells Fargo Investment Grade Corporate Bond Portfolio		880,070
Wells Fargo Strategic Retirement Bond Portfolio		569,452
Wells Fargo U.S. REIT Portfolio		358,785
Total Investment companies (Cost $6,555,879)		7,586,664
Total investments in securities (Cost $6,555,879)	99.64%	7,586,664
Other assets and liabilities, net	0.36	27,333
Total net assets	100.00%	$7,613,997
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.23%	0.29%	$ 32,552	$(129,027)	$ 23,911	$ 0	$ 64	$ 1,683,513
Wells Fargo Emerging Markets Bond Portfolio	0.30	0.39	(4,934)	(8,454)	5,872	0	2	142,163
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	0.13	0.17	(4,668)	47,656	2	6,859	13	295,711
Wells Fargo Factor Enhanced International Equity Portfolio	0.16	0.15	(30,973)	247,014	6	24,436	16	1,025,083
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	0.18	0.25	97,205	430,085	12	33,031	104	1,985,413
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	0.19	0.24	25,461	201,360	4	5,308	31	501,633
Wells Fargo High Yield Corporate Bond Portfolio	0.23	0.29	(3,544)	(1,319)	7,433	0	5	144,841
Wells Fargo Investment Grade Corporate Bond Portfolio	0.30	0.38	13,990	(58,090)	25,511	0	11	880,070
Wells Fargo Strategic Retirement Bond Portfolio	0.63	0.37	8,122	(20,194)	6,287	0	6	569,452
Wells Fargo U.S. REIT Portfolio	1.09	1.40	(18,525)	33,535	0	7,686	6	358,785
			$114,686	$ 742,566	$69,038	$77,320	$258	$7,586,664	99.64%
The accompanying notes are an integral part of these financial statements.

46  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2021
Dynamic Target 2020 Fund

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
MSCI Emerging Markets Index	5	3-19-2021	$ 333,284	$ 334,525	$ 1,241	$ 0
OMX Stockholm 30 Index	13	3-19-2021	312,740	308,684	0	(4,056)
Short
E-Mini NASDAQ 100 Index	(1)	3-19-2021	(259,304)	(258,220)	1,084	0
Euro STOXX 50 Index	(7)	3-19-2021	(304,215)	(306,331)	0	(2,116)
					$2,325	$(6,172)
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  47

Portfolio of investments—February 28, 2021
Dynamic Target 2025 Fund

		Value
Investment companies: 100.18%
Affiliated master portfolios: 100.18%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 2,215,697
Wells Fargo Emerging Markets Bond Portfolio		185,208
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		597,009
Wells Fargo Factor Enhanced International Equity Portfolio		2,045,742
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		3,808,893
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		970,211
Wells Fargo High Yield Corporate Bond Portfolio		188,045
Wells Fargo Investment Grade Corporate Bond Portfolio		1,155,342
Wells Fargo Strategic Retirement Bond Portfolio		420,119
Wells Fargo U.S. REIT Portfolio		400,509
Total Investment companies (Cost $10,357,294)		11,986,775
Total investments in securities (Cost $10,357,294)	100.18%	11,986,775
Other assets and liabilities, net	(0.18)	(21,836)
Total net assets	100.00%	$11,964,939
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.28%	0.38%	$ 36,878	$ (150,739)	$ 28,600	$ 0	$ 80	$ 2,215,697
Wells Fargo Emerging Markets Bond Portfolio	0.36	0.50	(5,235)	(10,748)	7,007	0	3	185,208
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	0.24	0.35	(6,369)	83,986	3	12,913	25	597,009
Wells Fargo Factor Enhanced International Equity Portfolio	0.29	0.30	(58,505)	418,016	10	45,098	29	2,045,742
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	0.32	0.47	148,386	700,664	20	59,335	186	3,808,893
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	0.34	0.46	45,686	329,438	7	9,810	55	970,211
Wells Fargo High Yield Corporate Bond Portfolio	0.28	0.38	(3,927)	(2,053)	8,853	0	6	188,045
Wells Fargo Investment Grade Corporate Bond Portfolio	0.37	0.50	15,080	(72,751)	30,612	0	14	1,155,342
Wells Fargo Strategic Retirement Bond Portfolio	0.41	0.27	4,559	(12,920)	3,885	0	3	420,119
Wells Fargo U.S. REIT Portfolio	1.04	1.57	(17,153)	32,047	0	7,577	6	400,509
			$159,400	$1,314,940	$78,997	$134,733	$407	$11,986,775	100.18%
The accompanying notes are an integral part of these financial statements.

48  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2021
Dynamic Target 2025 Fund

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
MSCI Emerging Markets Index	6	3-19-2021	$ 398,535	$ 401,430	$ 2,895	$ 0
OMX Stockholm 30 Index	19	3-19-2021	457,048	451,154	0	(5,894)
Short
E-Mini NASDAQ 100 Index	(1)	3-19-2021	(259,304)	(258,220)	1,084	0
Euro STOXX 50 Index	(10)	3-19-2021	(434,584)	(437,616)	0	(3,032)
					$3,979	$(8,926)
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  49

Portfolio of investments—February 28, 2021
Dynamic Target 2030 Fund

		Value
Investment companies: 100.00%
Affiliated master portfolios: 100.00%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 1,575,134
Wells Fargo Emerging Markets Bond Portfolio		130,832
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		677,747
Wells Fargo Factor Enhanced International Equity Portfolio		2,334,021
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		4,163,544
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		1,033,494
Wells Fargo High Yield Corporate Bond Portfolio		133,625
Wells Fargo Investment Grade Corporate Bond Portfolio		823,077
Wells Fargo Strategic Retirement Bond Portfolio		91,974
Wells Fargo U.S. REIT Portfolio		143,200
Total Investment companies (Cost $9,365,008)		11,106,648
Total investments in securities (Cost $9,365,008)	100.00%	11,106,648
Other assets and liabilities, net	(0.00)	(532)
Total net assets	100.00%	$11,106,116
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.18%	0.27%	$ 23,477	$ (32,571)	$ 19,951	$ 0	$ 58	$ 1,575,134
Wells Fargo Emerging Markets Bond Portfolio	0.23	0.35	(3,182)	(1,230)	4,888	0	2	130,832
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	0.24	0.40	6,830	132,294	6	13,923	27	677,747
Wells Fargo Factor Enhanced International Equity Portfolio	0.29	0.34	(38,184)	435,544	10	48,455	26	2,334,021
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	0.31	0.52	183,613	595,768	19	61,737	186	4,163,544
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	0.32	0.49	68,803	309,234	6	9,994	56	1,033,494
Wells Fargo High Yield Corporate Bond Portfolio	0.18	0.27	(1,698)	3,396	6,207	0	4	133,625
Wells Fargo Investment Grade Corporate Bond Portfolio	0.24	0.36	10,059	(19,580)	21,515	0	11	823,077
Wells Fargo Strategic Retirement Bond Portfolio	0.08	0.06	829	214	800	0	1	91,974
Wells Fargo U.S. REIT Portfolio	0.30	0.56	(4,542)	14,867	0	2,317	2	143,200
			$246,005	$1,437,936	$53,402	$136,426	$373	$11,106,648	100.00%
The accompanying notes are an integral part of these financial statements.

50  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2021
Dynamic Target 2030 Fund

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
MSCI Emerging Markets Index	6	3-19-2021	$ 398,535	$ 401,430	$ 2,895	$ 0
OMX Stockholm 30 Index	19	3-19-2021	457,048	451,154	0	(5,894)
Short
E-Mini NASDAQ 100 Index	(1)	3-19-2021	(259,304)	(258,220)	1,084	0
Euro STOXX 50 Index	(10)	3-19-2021	(434,584)	(437,616)	0	(3,032)
					$3,979	$(8,926)
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  51

Portfolio of investments—February 28, 2021
Dynamic Target 2035 Fund

		Value
Investment companies: 100.02%
Affiliated master portfolios: 100.02%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 1,292,626
Wells Fargo Emerging Markets Bond Portfolio		108,155
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		735,918
Wells Fargo Factor Enhanced International Equity Portfolio		2,555,011
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		4,345,909
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		1,090,613
Wells Fargo High Yield Corporate Bond Portfolio		110,180
Wells Fargo Investment Grade Corporate Bond Portfolio		675,913
Total Investment companies (Cost $9,123,939)		10,914,325
Total investments in securities (Cost $9,123,939)	100.02%	10,914,325
Other assets and liabilities, net	(0.02)	(1,759)
Total net assets	100.00%	$10,912,566
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.15%	0.22%	$ 18,034	$ (36,232)	$ 15,432	$ 0	$ 37	$ 1,292,626
Wells Fargo Emerging Markets Bond Portfolio	0.19	0.29	(2,559)	(901)	3,871	0	2	108,155
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	0.26	0.43	4,350	128,756	4	14,665	24	735,918
Wells Fargo Factor Enhanced International Equity Portfolio	0.32	0.38	(52,342)	449,774	11	51,658	10	2,555,011
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	0.32	0.54	164,163	690,180	20	62,864	53	4,345,909
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	0.33	0.52	72,425	317,216	7	10,067	49	1,090,613
Wells Fargo High Yield Corporate Bond Portfolio	0.14	0.22	(1,404)	2,832	4,919	0	2	110,180
Wells Fargo Investment Grade Corporate Bond Portfolio	0.19	0.29	7,408	(14,044)	17,013	0	4	675,913
			$210,075	$1,537,581	$41,277	$139,254	$181	$10,914,325	100.02%
The accompanying notes are an integral part of these financial statements.

52  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2021
Dynamic Target 2035 Fund

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
MSCI Emerging Markets Index	5	3-19-2021	$ 330,952	$ 334,525	$ 3,573	$ 0
OMX Stockholm 30 Index	18	3-19-2021	433,033	427,409	0	(5,624)
Short
E-Mini NASDAQ 100 Index	(1)	3-19-2021	(259,304)	(258,220)	1,084	0
Euro STOXX 50 Index	(10)	3-19-2021	(434,584)	(437,616)	0	(3,032)
					$4,657	$(8,656)
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  53

Portfolio of investments—February 28, 2021
Dynamic Target 2040 Fund

		Value
Investment companies: 99.90%
Affiliated master portfolios: 99.90%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 848,990
Wells Fargo Emerging Markets Bond Portfolio		71,036
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		709,869
Wells Fargo Factor Enhanced International Equity Portfolio		2,433,696
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		3,988,750
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		1,008,058
Wells Fargo High Yield Corporate Bond Portfolio		72,498
Wells Fargo Investment Grade Corporate Bond Portfolio		443,936
Total Investment companies (Cost $7,831,532)		9,576,833
Total investments in securities (Cost $7,831,532)	99.90%	9,576,833
Other assets and liabilities, net	0.10	9,558
Total net assets	100.00%	$9,586,391
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.10%	0.15%	$ 14,571	$ (19,035)	$ 10,140	$ 0	$ 25	$ 848,990
Wells Fargo Emerging Markets Bond Portfolio	0.12	0.19	(1,668)	(1,429)	2,626	0	1	71,036
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	0.25	0.41	6,188	121,099	3	14,714	24	709,869
Wells Fargo Factor Enhanced International Equity Portfolio	0.31	0.36	(53,424)	462,215	11	51,709	11	2,433,696
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	0.30	0.50	172,950	568,112	18	60,415	246	3,988,750
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	0.31	0.48	72,358	405,805	6	9,730	47	1,008,058
Wells Fargo High Yield Corporate Bond Portfolio	0.10	0.14	(804)	1,068	3,333	0	1	72,498
Wells Fargo Investment Grade Corporate Bond Portfolio	0.13	0.19	5,310	(15,144)	11,517	0	3	443,936
			$215,481	$1,522,691	$27,654	$136,568	$358	$9,576,833	99.90%
The accompanying notes are an integral part of these financial statements.

54  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2021
Dynamic Target 2040 Fund

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
MSCI Emerging Markets Index	5	3-19-2021	$ 336,141	$ 334,525	$ 0	$ (1,616)
OMX Stockholm 30 Index	16	3-19-2021	384,894	379,919	0	(4,975)
Short
E-Mini NASDAQ 100 Index	(1)	3-19-2021	(259,304)	(258,220)	1,084	0
Euro STOXX 50 Index	(9)	3-19-2021	(391,110)	(393,854)	0	(2,744)
					$1,084	$(9,335)
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  55

Portfolio of investments—February 28, 2021
Dynamic Target 2045 Fund

		Value
Investment companies: 99.86%
Affiliated master portfolios: 99.86%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 481,594
Wells Fargo Emerging Markets Bond Portfolio		40,163
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		631,624
Wells Fargo Factor Enhanced International Equity Portfolio		2,158,762
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		3,466,958
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		885,585
Wells Fargo High Yield Corporate Bond Portfolio		40,478
Wells Fargo Investment Grade Corporate Bond Portfolio		250,405
Total Investment companies (Cost $6,440,965)		7,955,569
Total investments in securities (Cost $6,440,965)	99.86%	7,955,569
Other assets and liabilities, net	0.14	11,537
Total net assets	100.00%	$7,967,106
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.05%	0.08%	$ 7,831	$ (4,084)	$ 5,455	$ 0	$ 23	$ 481,594
Wells Fargo Emerging Markets Bond Portfolio	0.07	0.11	(1,003)	(355)	1,370	0	1	40,163
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	0.24	0.37	(1,888)	125,972	3	12,998	25	631,624
Wells Fargo Factor Enhanced International Equity Portfolio	0.29	0.32	(47,866)	399,624	10	45,504	28	2,158,762
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	0.28	0.43	160,104	487,491	17	52,006	165	3,466,958
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	0.29	0.42	50,172	262,925	6	8,439	48	885,585
Wells Fargo High Yield Corporate Bond Portfolio	0.05	0.08	(603)	1,062	1,743	0	2	40,478
Wells Fargo Investment Grade Corporate Bond Portfolio	0.07	0.11	3,334	(5,953)	5,963	0	6	250,405
			$170,081	$1,266,682	$14,567	$118,947	$298	$7,955,569	99.86%
The accompanying notes are an integral part of these financial statements.

56  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2021
Dynamic Target 2045 Fund

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
MSCI Emerging Markets Index	5	3-19-2021	$ 336,440	$ 334,525	$ 0	$ (1,915)
OMX Stockholm 30 Index	13	3-19-2021	312,740	308,684	0	(4,056)
Short
E-Mini NASDAQ 100 Index	(1)	3-19-2021	(259,304)	(258,220)	1,084	0
Euro STOXX 50 Index	(7)	3-19-2021	(304,214)	(306,331)	0	(2,117)
					$1,084	$(8,088)
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  57

Portfolio of investments—February 28, 2021
Dynamic Target 2050 Fund

		Value
Investment companies: 100.09%
Affiliated master portfolios: 100.09%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 212,331
Wells Fargo Emerging Markets Bond Portfolio		17,745
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		587,416
Wells Fargo Factor Enhanced International Equity Portfolio		2,037,462
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		3,181,105
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		810,282
Wells Fargo High Yield Bond Portfolio		17,847
Wells Fargo Investment Grade Corporate Bond Portfolio		110,710
Total Investment companies (Cost $5,566,578)		6,974,898
Total investments in securities (Cost $5,566,578)	100.09%	6,974,898
Other assets and liabilities, net	(0.09)	(6,339)
Total net assets	100.00%	$6,968,559
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.03%	0.04%	$ 3,948	$ (1,045)	$ 2,740	$ 0	$ 7	$ 212,331
Wells Fargo Emerging Markets Bond Portfolio	0.03	0.05	(484)	(137)	677	0	0	17,745
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	0.22	0.34	(2,935)	118,265	6	12,058	20	587,416
Wells Fargo Factor Enhanced International Equity Portfolio	0.27	0.30	(46,701)	373,604	9	42,303	11	2,037,462
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	0.25	0.40	149,423	436,806	16	47,528	126	3,181,105
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	0.27	0.39	43,952	241,547	5	7,689	38	810,282
Wells Fargo High Yield Bond Portfolio	0.03	0.04	(304)	518	852	0	0	17,847
Wells Fargo Investment Grade Corporate Bond Portfolio	0.04	0.05	1,918	(3,113)	2,736	0	1	110,710
			$148,817	$1,166,445	$7,041	$109,578	$203	$6,974,898	100.09%
The accompanying notes are an integral part of these financial statements.

58  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2021
Dynamic Target 2050 Fund

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
MSCI Emerging Markets Index	5	3-19-2021	$ 336,440	$ 334,525	$ 0	$ (1,915)
OMX Stockholm 30 Index	12	3-19-2021	288,615	284,939	0	(3,676)
Short
E-Mini NASDAQ 100 Index	(1)	3-19-2021	(259,304)	(258,220)	1,084	0
Euro STOXX 50 Index	(6)	3-19-2021	(260,741)	(262,570)	0	(1,829)
					$1,084	$(7,420)
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  59

Portfolio of investments—February 28, 2021
Dynamic Target 2055 Fund

		Value
Investment companies: 100.02%
Affiliated master portfolios: 100.02%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 219,704
Wells Fargo Emerging Markets Bond Portfolio		18,361
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		611,352
Wells Fargo Factor Enhanced International Equity Portfolio		2,111,672
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		3,295,765
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		840,780
Wells Fargo High Yield Bond Portfolio		18,466
Wells Fargo Investment Grade Corporate Bond Portfolio		114,554
Total Investment companies (Cost $5,781,718)		7,230,654
Total investments in securities (Cost $5,781,718)	100.02%	7,230,654
Other assets and liabilities, net	(0.02)	(1,690)
Total net assets	100.00%	$7,228,964
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.03%	0.04%	$ 3,967	$ (1,183)	$ 2,823	$ 0	$ 7	$ 219,704
Wells Fargo Emerging Markets Bond Portfolio	0.04	0.05	(492)	(145)	699	0	0	18,361
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	0.23	0.36	(1,797)	121,608	6	12,433	20	611,352
Wells Fargo Factor Enhanced International Equity Portfolio	0.28	0.31	(48,220)	388,961	10	43,652	11	2,111,672
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	0.26	0.41	149,556	457,009	16	49,091	130	3,295,765
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	0.27	0.40	47,935	249,805	5	7,922	39	840,780
Wells Fargo High Yield Bond Portfolio	0.03	0.04	(310)	532	875	0	0	18,466
Wells Fargo Investment Grade Corporate Bond Portfolio	0.04	0.05	1,899	(3,109)	2,844	0	1	114,554
			$152,538	$1,213,478	$7,278	$113,098	$208	$7,230,654	100.02%
The accompanying notes are an integral part of these financial statements.

60  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2021
Dynamic Target 2055 Fund

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
MSCI Emerging Markets Index	5	3-19-2021	$ 336,440	$ 334,525	$ 0	$ (1,915)
OMX Stockholm 30 Index	12	3-19-2021	288,615	284,939	0	(3,676)
Short
E-Mini NASDAQ 100 Index	(1)	3-19-2021	(259,304)	(258,220)	1,084	0
Euro STOXX 50 Index	(7)	3-19-2021	(304,214)	(306,331)	0	(2,117)
					$1,084	$(7,708)
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  61

Portfolio of investments—February 28, 2021
Dynamic Target 2060 Fund

		Value
Investment companies: 100.06%
Affiliated master portfolios: 100.06%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		$ 199,923
Wells Fargo Emerging Markets Bond Portfolio		16,677
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio		557,607
Wells Fargo Factor Enhanced International Equity Portfolio		1,927,252
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio		3,007,137
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio		767,981
Wells Fargo High Yield Bond Portfolio		16,804
Wells Fargo Investment Grade Corporate Bond Portfolio		103,964
Wells Fargo U.S. REIT Portfolio		6,444
Total Investment companies (Cost $5,252,061)		6,603,789
Total investments in securities (Cost $5,252,061)	100.06%	6,603,789
Other assets and liabilities, net	(0.06)	(4,245)
Total net assets	100.00%	$6,599,544
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.03%	0.03%	$ 3,944	$ (6,544)	$ 2,488	$ 0	$ 6	$ 199,923
Wells Fargo Emerging Markets Bond Portfolio	0.03	0.05	(474)	(127)	644	0	19	16,677
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	0.22	0.33	(5,160)	113,664	5	11,500	0	557,607
Wells Fargo Factor Enhanced International Equity Portfolio	0.27	0.28	(45,596)	357,280	9	40,430	12	1,927,252
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	0.25	0.37	147,487	405,441	15	45,321	121	3,007,137
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	0.26	0.37	37,621	231,045	5	7,359	37	767,981
Wells Fargo High Yield Bond Portfolio	0.03	0.03	(312)	503	811	0	0	16,804
Wells Fargo Investment Grade Corporate Bond Portfolio	0.03	0.05	1,995	(3,113)	2,724	0	1	103,964
Wells Fargo U.S. REIT Portfolio	0.02	0.03	(373)	449	0	148	0	6,444
			$139,132	$1,098,598	$6,701	$104,758	$196	$6,603,789	100.06%
The accompanying notes are an integral part of these financial statements.

62  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2021
Dynamic Target 2060 Fund

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
MSCI Emerging Markets Index	5	3-19-2021	$ 333,583	$ 334,525	$ 942	$ 0
OMX Stockholm 30 Index	11	3-19-2021	264,600	261,194	0	(3,406)
Short
E-Mini NASDAQ 100 Index	(1)	3-19-2021	(259,304)	(258,220)	1,084	0
Euro STOXX 50 Index	(6)	3-19-2021	(260,741)	(262,570)	0	(1,829)
					$2,026	$(5,235)
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  63

Statements of assets and liabilities—February 28, 2021
	Dynamic Target Today Fund	Dynamic Target 2015 Fund	Dynamic Target 2020 Fund
Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$ 6,976,018	$ 6,232,196	$ 7,586,664
Cash	10,000	10,000	10,000
Segregated cash for futures contracts	99,896	89,996	102,996
Prepaid expenses and other assets	2,329	677	786
Total assets	7,088,243	6,332,869	7,700,446
Liabilities
Management fee payable	56,890	63,127	46,841
Professional fees payable	24,210	23,500	22,770
Payable for daily variation margin on open futures contracts	5,801	5,816	6,256
Trustees’ fees and expenses payable	3,547	3,607	3,607
Administration fees payable	274	245	400
Distribution fee payable	24	26	47
Payable for Fund shares redeemed	0	0	176
Accrued expenses and other liabilities	5,970	6,540	6,352
Total liabilities	96,716	102,861	86,449
Total net assets	$6,991,527	$6,230,008	$7,613,997
Net assets consist of
Paid-in capital	$ 6,130,716	$ 5,378,028	$ 6,504,550
Total distributable earnings	860,811	851,980	1,109,447
Total net assets	$6,991,527	$6,230,008	$7,613,997
Computation of net asset value and offering price per share
Net assets – Class A	$ 661,909	$ 578,268	$ 1,448,353
Shares outstanding – Class A1	58,188	50,663	125,166
Net asset value per share – Class A	$11.38	$11.41	$11.57
Maximum offering price per share – Class A2	$12.07	$12.11	$12.28
Net assets – Class C	$ 119,514	$ 116,880	$ 154,264
Shares outstanding – Class C1	10,437	10,180	13,228
Net asset value per share – Class C	$11.45	$11.48	$11.66
Net assets – Class R4	$ 117,068	$ 117,506	$ 120,586
Shares outstanding – Class R4[1]	10,279	10,296	10,356
Net asset value per share – Class R4	$11.39	$11.41	$11.64
Net assets – Class R6	$ 6,093,036	$ 5,417,354	$ 5,890,794
Shares outstanding – Class R6[1]	534,770	474,435	505,573
Net asset value per share – Class R6	$11.39	$11.42	$11.65
Investments in affiliated Master Portfolios, at cost	$ 6,177,043	$ 5,435,636	$ 6,555,879
[1]	Each Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

64  |  Target Date Retirement Funds

Statements of assets and liabilities—February 28, 2021
	Dynamic Target 2025 Fund	Dynamic Target 2030 Fund	Dynamic Target 2035 Fund
Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$ 11,986,775	$ 11,106,648	$ 10,914,325
Cash	10,000	10,000	10,000
Segregated cash for futures contracts	133,992	134,192	127,192
Prepaid expenses and other assets	536	448	471
Receivable for Fund shares sold	0	0	4,000
Total assets	12,131,303	11,251,288	11,055,988
Liabilities
Management fee payable	112,317	102,572	102,700
Professional fees payable	25,329	25,285	25,351
Payable for daily variation margin on open futures contracts	7,354	7,351	6,016
Trustees’ fees and expenses payable	3,648	3,718	3,718
Administration fees payable	829	757	486
Distribution fee payable	36	30	38
Payable for Fund shares redeemed	10,000	0	0
Accrued expenses and other liabilities	6,851	5,459	5,113
Total liabilities	166,364	145,172	143,422
Total net assets	$11,964,939	$11,106,116	$10,912,566
Net assets consist of
Paid-in capital	$ 10,176,830	$ 9,169,251	$ 8,910,280
Total distributable earnings	1,788,109	1,936,865	2,002,286
Total net assets	$11,964,939	$11,106,116	$10,912,566
Computation of net asset value and offering price per share
Net assets – Class A	$ 3,744,294	$ 3,339,934	$ 1,464,127
Shares outstanding – Class A1	309,855	274,828	119,839
Net asset value per share – Class A	$12.08	$12.15	$12.22
Maximum offering price per share – Class A2	$12.82	$12.89	$12.97
Net assets – Class C	$ 137,073	$ 126,087	$ 135,314
Shares outstanding – Class C1	11,248	10,303	10,977
Net asset value per share – Class C	$12.19	$12.24	$12.33
Net assets – Class R4	$ 125,732	$ 127,065	$ 127,856
Shares outstanding – Class R4[1]	10,347	10,369	10,388
Net asset value per share – Class R4	$12.15	$12.25	$12.31
Net assets – Class R6	$ 7,957,840	$ 7,513,030	$ 9,185,269
Shares outstanding – Class R6[1]	654,515	612,605	745,655
Net asset value per share – Class R6	$12.16	$12.26	$12.32
Investments in affiliated Master Portfolios, at cost	$ 10,357,294	$ 9,365,008	$ 9,123,939
[1]	Each Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  65

Statements of assets and liabilities—February 28, 2021
	Dynamic Target 2040 Fund	Dynamic Target 2045 Fund	Dynamic Target 2050 Fund
Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$ 9,576,833	$ 7,955,569	$ 6,974,898
Cash	10,000	10,000	10,000
Segregated cash for futures contracts	117,992	105,994	96,993
Prepaid expenses and other assets	758	6,977	575
Receivable for Fund shares sold	0	420	0
Total assets	9,705,583	8,078,960	7,082,466
Liabilities
Management fee payable	81,309	74,846	75,671
Professional fees payable	20,366	20,309	21,652
Payable for daily variation margin on open futures contracts	5,955	6,255	6,609
Trustees’ fees and expenses payable	3,901	3,607	3,586
Administration fees payable	709	324	242
Distribution fee payable	33	43	39
Payable for Fund shares redeemed	0	0	9
Accrued expenses and other liabilities	6,919	6,470	6,099
Total liabilities	119,192	111,854	113,907
Total net assets	$9,586,391	$7,967,106	$6,968,559
Net assets consist of
Paid-in capital	$ 7,751,550	$ 6,414,245	$ 5,562,394
Total distributable earnings	1,834,841	1,552,861	1,406,165
Total net assets	$9,586,391	$7,967,106	$6,968,559
Computation of net asset value and offering price per share
Net assets – Class A	$ 3,279,435	$ 793,986	$ 381,563
Shares outstanding – Class A1	271,551	65,580	31,422
Net asset value per share – Class A	$12.08	$12.11	$12.14
Maximum offering price per share – Class A2	$12.82	$12.85	$12.88
Net assets – Class C	$ 129,968	$ 145,137	$ 137,659
Shares outstanding – Class C1	10,661	11,906	11,291
Net asset value per share – Class C	$12.19	$12.19	$12.19
Net assets – Class R4	$ 126,637	$ 126,970	$ 127,018
Shares outstanding – Class R4[1]	10,387	10,408	10,410
Net asset value per share – Class R4	$12.19	$12.20	$12.20
Net assets – Class R6	$ 6,050,351	$ 6,901,013	$ 6,322,319
Shares outstanding – Class R6[1]	495,866	565,055	517,734
Net asset value per share – Class R6	$12.20	$12.21	$12.21
Investments in affiliated Master Portfolios, at cost	$ 7,831,532	$ 6,440,965	$ 5,566,578
[1]	Each Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

66  |  Target Date Retirement Funds

Statements of assets and liabilities—February 28, 2021
	Dynamic Target 2055 Fund	Dynamic Target 2060 Fund
Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$ 7,230,654	$ 6,603,789
Cash	10,000	10,000
Segregated cash for futures contracts	99,994	95,994
Prepaid expenses and other assets	1,240	256
Receivable for Fund shares sold	0	90
Total assets	7,341,888	6,710,129
Liabilities
Management fee payable	74,271	71,458
Professional fees payable	22,823	22,803
Payable for daily variation margin on open futures contracts	5,861	6,229
Trustees’ fees and expenses payable	3,603	3,603
Administration fees payable	253	233
Distribution fee payable	38	32
Accrued expenses and other liabilities	6,075	6,227
Total liabilities	112,924	110,585
Total net assets	$7,228,964	$6,599,544
Net assets consist of
Paid-in capital	$ 5,752,962	$ 5,270,657
Total distributable earnings	1,476,002	1,328,887
Total net assets	$7,228,964	$6,599,544
Computation of net asset value and offering price per share
Net assets – Class A	$ 421,548	$ 407,265
Shares outstanding – Class A1	34,584	33,575
Net asset value per share – Class A	$12.19	$12.13
Maximum offering price per share – Class A2	$12.93	$12.87
Net assets – Class C	$ 139,450	$ 126,063
Shares outstanding – Class C1	11,395	10,318
Net asset value per share – Class C	$12.24	$12.22
Net assets – Class R4	$ 127,544	$ 127,464
Shares outstanding – Class R4[1]	10,413	10,424
Net asset value per share – Class R4	$12.25	$12.23
Net assets – Class R6	$ 6,540,422	$ 5,938,752
Shares outstanding – Class R6[1]	533,756	485,294
Net asset value per share – Class R6	$12.25	$12.24
Investments in affiliated Master Portfolios, at cost	$ 5,781,718	$ 5,252,061
[1]	Each Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  67

Statements of operations—year ended February 28, 2021
	Dynamic Target Today Fund	Dynamic Target 2015 Fund	Dynamic Target 2020 Fund
Investment income
Interest allocated from affiliated Master Portfolios	$ 96,091	$ 68,056	$ 69,038
Dividends allocated from affiliated Master Portfolios*	56,848	57,513	77,320
Affiliated income allocated from affiliated Master Portfolios	164	133	258
Interest	44	45	77
Expenses allocated from affiliated Master Portfolios	(11,324)	(9,880)	(12,232)
Waivers allocated from affiliated Master Portfolios	3,842	3,715	4,512
Total investment income	145,665	119,582	138,973
Expenses
Management fee	10,475	8,728	10,527
Administration fees
Class A	1,917	991	2,900
Class C	238	231	279
Class R4	90	89	90
Class R6	1,753	1,537	1,618
Shareholder servicing fees
Class A	2,282	1,180	3,452
Class C	280	274	332
Class R4	113	111	112
Distribution fee
Class C	395	384	558
Custody and accounting fees	17,319	17,411	17,381
Professional fees	32,750	33,789	33,788
Registration fees	64,376	61,307	57,795
Shareholder report expenses	14,225	15,417	15,410
Trustees’ fees and expenses	20,892	20,893	20,892
Other fees and expenses	7,076	6,868	7,077
Total expenses	174,181	169,210	172,211
Less: Fee waivers and/or expense reimbursements
Fund-level	(158,535)	(157,345)	(154,680)
Class A	(314)	(107)	(229)
Class R4	(16)	(17)	(17)
Class R6	(1,753)	(1,537)	(1,618)
Net expenses	13,563	10,204	15,667
Net investment income	132,102	109,378	123,306
Payment from affiliate	1,648	1,699	1,768
Realized and unrealized gains (losses) on investments
Net realized gains on
Securities transactions allocated from affiliated Master Portfolios	138,197	140,196	114,686
Unaffiliated securities	26	25	47
Futures contracts	71,384	36,358	71,291
Net realized gains on investments	209,607	176,579	186,024
Net change in unrealized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	493,962	487,070	742,566
Futures contracts	(30,326)	(29,798)	(32,813)
Net change in unrealized gains (losses) on investments	463,636	457,272	709,753
Net realized and unrealized gains (losses) on investments	673,243	633,851	895,777
Net increase in net assets resulting from operations	$ 806,993	$ 744,928	$1,020,851
* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$2,578	$2,593	$3,616
The accompanying notes are an integral part of these financial statements.

68  |  Target Date Retirement Funds

Statements of operations—year ended February 28, 2021
	Dynamic Target 2025 Fund	Dynamic Target 2030 Fund	Dynamic Target 2035 Fund
Investment income
Interest allocated from affiliated Master Portfolios	$ 78,997	$ 53,402	$ 41,277
Dividends allocated from affiliated Master Portfolios*	134,733	136,426	139,254
Affiliated income allocated from affiliated Master Portfolios	407	373	181
Interest	123	114	109
Expenses allocated from affiliated Master Portfolios	(18,004)	(16,549)	(16,089)
Waivers allocated from affiliated Master Portfolios	6,160	5,236	4,889
Total investment income	202,416	179,002	169,621
Expenses
Management fee	15,237	13,902	13,388
Administration fees
Class A	6,250	5,852	2,081
Class C	270	236	248
Class R4	92	91	91
Class R6	2,082	1,876	2,311
Shareholder servicing fees
Class A	7,440	6,966	2,478
Class C	321	281	294
Class R4	115	114	113
Distribution fee
Class C	517	403	451
Custody and accounting fees	17,412	17,412	17,407
Professional fees	33,119	33,119	33,118
Registration fees	55,563	53,192	53,305
Shareholder report expenses	15,453	15,453	15,500
Trustees’ fees and expenses	20,892	20,892	20,893
Other fees and expenses	7,897	7,886	7,885
Total expenses	182,660	177,675	169,563
Less: Fee waivers and/or expense reimbursements
Fund-level	(154,258)	(152,498)	(153,038)
Class A	(926)	(70)	(200)
Class R4	(27)	(24)	(30)
Class R6	(2,082)	(1,876)	(1,796)
Net expenses	25,367	23,207	14,499
Net investment income	177,049	155,795	155,122
Payment from affiliate	1,794	1,378	1,801
Realized and unrealized gains (losses) on investments
Net realized gains on
Securities transactions allocated from affiliated Master Portfolios	159,400	246,005	210,075
Unaffiliated securities	76	70	65
Futures contracts	179,288	178,178	205,333
Net realized gains on investments	338,764	424,253	415,473
Net change in unrealized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	1,314,940	1,437,936	1,537,581
Futures contracts	(53,867)	(49,368)	(46,365)
Net change in unrealized gains (losses) on investments	1,261,073	1,388,568	1,491,216
Net realized and unrealized gains (losses) on investments	1,599,837	1,812,821	1,906,689
Net increase in net assets resulting from operations	$1,778,680	$1,969,994	$2,063,612
* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$6,536	$6,870	$7,277
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  69

Statements of operations—year ended February 28, 2021
	Dynamic Target 2040 Fund	Dynamic Target 2045 Fund	Dynamic Target 2050 Fund
Investment income
Interest allocated from affiliated Master Portfolios	$ 27,654	$ 14,567	$ 7,041
Dividends allocated from affiliated Master Portfolios*	136,568	118,947	109,578
Affiliated income allocated from affiliated Master Portfolios	358	298	203
Interest	99	92	87
Expenses allocated from affiliated Master Portfolios	(15,181)	(12,731)	(11,434)
Waivers allocated from affiliated Master Portfolios	4,620	3,862	3,462
Total investment income	154,118	125,035	108,937
Expenses
Management fee	12,324	10,089	8,870
Administration fees
Class A	5,606	1,100	633
Class C	237	259	247
Class R4	89	89	88
Class R6	1,597	1,790	1,620
Shareholder servicing fees
Class A	6,673	1,309	753
Class C	281	309	294
Class R4	112	111	110
Distribution fee
Class C	417	503	463
Custody and accounting fees	17,407	17,405	17,770
Professional fees	32,559	32,559	32,839
Registration fees	62,311	56,343	56,480
Shareholder report expenses	15,435	15,435	15,435
Trustees’ fees and expenses	20,892	20,892	20,892
Other fees and expenses	7,077	7,079	7,077
Total expenses	183,017	165,272	163,571
Less: Fee waivers and/or expense reimbursements
Fund-level	(160,002)	(153,593)	(153,919)
Class A	(158)	0	0
Class R4	(40)	(26)	(29)
Class R6	(1,597)	(1,699)	(1,620)
Net expenses	21,220	9,954	8,003
Net investment income	132,898	115,081	100,934
Payment from affiliate	1,690	1,821	1,735
Realized and unrealized gains (losses) on investments
Net realized gains on
Securities transactions allocated from affiliated Master Portfolios	215,481	170,081	148,817
Unaffiliated securities	58	57	58
Futures contracts	120,078	133,492	128,202
Net realized gains on investments	335,617	303,630	277,077
Net change in unrealized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	1,522,691	1,266,682	1,166,445
Futures contracts	(52,672)	(33,767)	(20,462)
Net change in unrealized gains (losses) on investments	1,470,019	1,232,915	1,145,983
Net realized and unrealized gains (losses) on investments	1,805,636	1,536,545	1,423,060
Net increase in net assets resulting from operations	$1,940,224	$1,653,447	$1,525,729
* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$7,304	$6,430	$5,956
The accompanying notes are an integral part of these financial statements.

70  |  Target Date Retirement Funds

Statements of operations—year ended February 28, 2021
	Dynamic Target 2055 Fund	Dynamic Target 2060 Fund
Investment income
Interest allocated from affiliated Master Portfolios	$ 7,278	$ 6,701
Dividends allocated from affiliated Master Portfolios*	113,098	104,758
Affiliated income allocated from affiliated Master Portfolios	208	196
Interest	79	87
Expenses allocated from affiliated Master Portfolios	(11,819)	(10,924)
Waivers allocated from affiliated Master Portfolios	3,580	3,318
Total investment income	112,424	104,136
Expenses
Management fee	9,202	8,472
Administration fees
Class A	670	636
Class C	240	228
Class R4	88	88
Class R6	1,677	1,538
Shareholder servicing fees
Class A	797	756
Class C	285	271
Class R4	110	110
Distribution fee
Class C	432	392
Custody and accounting fees	17,772	17,405
Professional fees	32,839	32,839
Registration fees	62,214	55,902
Shareholder report expenses	15,435	15,435
Trustees’ fees and expenses	20,892	20,892
Other fees and expenses	7,111	7,111
Total expenses	169,764	162,075
Less: Fee waivers and/or expense reimbursements
Fund-level	(159,793)	(152,856)
Class R4	(32)	(29)
Class R6	(1,677)	(1,538)
Net expenses	8,262	7,652
Net investment income	104,162	96,484
Payment from affiliate	1,693	1,632
Realized and unrealized gains (losses) on investments
Net realized gains on
Securities transactions allocated from affiliated Master Portfolios	152,538	139,132
Unaffiliated securities	52	58
Futures contracts	151,123	117,113
Net realized gains on investments	303,713	256,303
Net change in unrealized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	1,213,478	1,098,598
Futures contracts	(20,750)	(17,335)
Net change in unrealized gains (losses) on investments	1,192,728	1,081,263
Net realized and unrealized gains (losses) on investments	1,496,441	1,337,566
Net increase in net assets resulting from operations	$1,602,296	$1,435,682
* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$6,146	$5,703
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  71

Statements of changes in net assets
	Dynamic Target Today Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 132,102		$ 151,322
Payment from affiliate		1,648		0
Net realized gains on investments		209,607		108,776
Net change in unrealized gains (losses) on investments		463,636		158,255
Net increase in net assets resulting from operations		806,993		418,353
Distributions to shareholders from
Net investment income and net realized gains
Class A		(34,876)		(21,015)
Class C		(4,227)		(1,480)
Class R4		(4,908)		(2,302)
Class R6		(262,818)		(126,076)
Total distributions to shareholders		(306,829)		(150,873)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	15,550	172,874	64,419	692,848
Class C	316	3,500	566	5,800
Class R6	16,865	180,112	53,955	572,915
		356,486		1,271,563
Reinvestment of distributions
Class A	2,679	30,376	1,743	18,807
Class C	10	109	7	78
Class R6	2,541	28,872	1,162	12,544
		59,357		31,429
Payment for shares redeemed
Class A	(56,424)	(631,348)	(9,330)	(100,493)
Class C	(52)	(574)	(573)	(6,241)
Class R6	(6,783)	(75,511)	(6,593)	(71,668)
		(707,433)		(178,402)
Net increase (decrease) in net assets resulting from capital share transactions		(291,590)		1,124,590
Total increase in net assets		208,574		1,392,070
Net assets
Beginning of period		6,782,953		5,390,883
End of period		$6,991,527		$6,782,953
The accompanying notes are an integral part of these financial statements.

72  |  Target Date Retirement Funds

Statements of changes in net assets
	Dynamic Target 2015 Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 109,378		$ 136,159
Payment from affiliate		1,699		0
Net realized gains on investments		176,579		113,540
Net change in unrealized gains (losses) on investments		457,272		112,702
Net increase in net assets resulting from operations		744,928		362,401
Distributions to shareholders from
Net investment income and net realized gains
Class A		(13,767)		(9,562)
Class C		(2,965)		(1,643)
Class R4		(3,742)		(2,549)
Class R6		(180,070)		(124,757)
Total distributions to shareholders		(200,544)		(138,511)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	15,447	172,588	18,133	187,636
Class R6	19	208	0	0
		172,796		187,636
Reinvestment of distributions
Class A	919	10,377	685	7,332
Payment for shares redeemed
Class A	(9,938)	(107,011)	(13,627)	(143,495)
Net increase in net assets resulting from capital share transactions		76,162		51,473
Total increase in net assets		620,546		275,363
Net assets
Beginning of period		5,609,462		5,334,099
End of period		$6,230,008		$5,609,462
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  73

Statements of changes in net assets
	Dynamic Target 2020 Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 123,306		$ 144,942
Payment from affiliate		1,768		0
Net realized gains on investments		186,024		123,878
Net change in unrealized gains (losses) on investments		709,753		49,649
Net increase in net assets resulting from operations		1,020,851		318,469
Distributions to shareholders from
Net investment income and net realized gains
Class A		(33,648)		(25,690)
Class C		(2,781)		(1,373)
Class R4		(2,881)		(2,277)
Class R6		(148,499)		(116,241)
Total distributions to shareholders		(187,809)		(145,581)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	66,041	695,433	107,841	1,133,041
Class C	2,924	30,529	0	0
Class R6	11,502	127,813	17,310	180,246
		853,775		1,313,287
Reinvestment of distributions
Class A	2,728	31,068	2,193	23,471
Class C	54	619	0	0
Class R6	701	8,031	367	3,947
		39,718		27,418
Payment for shares redeemed
Class A	(83,209)	(862,514)	(32,999)	(343,229)
Class R6	(1,409)	(15,434)	(13)	(142)
		(877,948)		(343,371)
Net increase in net assets resulting from capital share transactions		15,545		997,334
Total increase in net assets		848,587		1,170,222
Net assets
Beginning of period		6,765,410		5,595,188
End of period		$7,613,997		$6,765,410
The accompanying notes are an integral part of these financial statements.

74  |  Target Date Retirement Funds

Statements of changes in net assets
	Dynamic Target 2025 Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 177,049		$ 188,039
Payment from affiliate		1,794		0
Net realized gains on investments		338,764		156,683
Net change in unrealized gains (losses) on investments		1,261,073		112
Net increase in net assets resulting from operations		1,778,680		344,834
Distributions to shareholders from
Net investment income and net realized gains
Class A		(53,176)		(47,670)
Class C		(2,039)		(1,476)
Class R4		(2,712)		(2,127)
Class R6		(179,812)		(134,882)
Total distributions to shareholders		(237,739)		(186,155)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	116,622	1,344,924	124,386	1,302,775
Class C	51	525	268	2,900
Class R6	107,559	1,237,908	163,537	1,735,695
		2,583,357		3,041,370
Reinvestment of distributions
Class A	4,302	50,847	4,188	45,780
Class C	17	207	28	301
Class R6	3,949	46,939	2,659	29,225
		97,993		75,306
Payment for shares redeemed
Class A	(86,608)	(945,150)	(44,031)	(469,581)
Class C	(915)	(10,088)	(1,039)	(11,500)
Class R6	(93,340)	(1,026,249)	(6,576)	(71,845)
		(1,981,487)		(552,926)
Net increase in net assets resulting from capital share transactions		699,863		2,563,750
Total increase in net assets		2,240,804		2,722,429
Net assets
Beginning of period		9,724,135		7,001,706
End of period		$11,964,939		$9,724,135
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  75

Statements of changes in net assets
	Dynamic Target 2030 Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 155,795		$ 156,690
Payment from affiliate		1,378		0
Net realized gains on investments		424,253		125,100
Net change in unrealized gains (losses) on investments		1,388,568		(28,427)
Net increase in net assets resulting from operations		1,969,994		253,363
Distributions to shareholders from
Net investment income and net realized gains
Class A		(54,874)		(29,569)
Class C		(1,660)		(558)
Class R4		(2,422)		(2,035)
Class R6		(151,909)		(125,609)
Total distributions to shareholders		(210,865)		(157,771)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	104,999	1,147,351	144,551	1,511,865
Class R6	66,690	760,708	119,094	1,224,410
		1,908,059		2,736,275
Reinvestment of distributions
Class A	4,300	50,872	2,428	26,197
Class R6	2,715	32,386	2,241	24,358
		83,258		50,555
Payment for shares redeemed
Class A	(63,595)	(705,738)	(19,512)	(201,894)
Class C	0	0	(5,192)	(55,089)
Class R6	(696)	(7,969)	(55,148)	(597,605)
		(713,707)		(854,588)
Net increase in net assets resulting from capital share transactions		1,277,610		1,932,242
Total increase in net assets		3,036,739		2,027,834
Net assets
Beginning of period		8,069,377		6,041,543
End of period		$11,106,116		$8,069,377
The accompanying notes are an integral part of these financial statements.

76  |  Target Date Retirement Funds

Statements of changes in net assets
	Dynamic Target 2035 Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 155,122		$ 148,730
Payment from affiliate		1,801		0
Net realized gains on investments		415,473		112,442
Net change in unrealized gains (losses) on investments		1,491,216		(77,311)
Net increase in net assets resulting from operations		2,063,612		183,861
Distributions to shareholders from
Net investment income and net realized gains
Class A		(17,069)		(10,587)
Class C		(1,296)		(1,100)
Class R4		(1,987)		(1,911)
Class R6		(152,324)		(133,706)
Total distributions to shareholders		(172,676)		(147,304)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	71,273	799,559	26,199	273,961
Class C	232	2,531	948	10,002
Class R6	81,138	895,886	199,224	2,018,216
		1,697,976		2,302,179
Reinvestment of distributions
Class A	1,291	15,307	831	8,898
Class C	7	80	4	47
Class R6	4,434	52,984	3,543	38,157
		68,371		47,102
Payment for shares redeemed
Class A	(26,363)	(289,545)	(6,312)	(63,239)
Class C	(2)	(20)	(561)	(6,055)
Class R6	(16,428)	(179,192)	(4,838)	(51,447)
		(468,757)		(120,741)
Net increase in net assets resulting from capital share transactions		1,297,590		2,228,540
Total increase in net assets		3,188,526		2,265,097
Net assets
Beginning of period		7,724,040		5,458,943
End of period		$10,912,566		$7,724,040
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  77

Statements of changes in net assets
	Dynamic Target 2040 Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 132,898		$ 135,774
Payment from affiliate		1,690		0
Net realized gains on investments		335,617		97,466
Net change in unrealized gains (losses) on investments		1,470,019		(118,440)
Net increase in net assets resulting from operations		1,940,224		114,800
Distributions to shareholders from
Net investment income and net realized gains
Class A		(45,099)		(30,165)
Class C		(1,273)		(1,101)
Class R4		(1,970)		(1,982)
Class R6		(101,687)		(101,722)
Total distributions to shareholders		(150,029)		(134,970)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	90,234	890,249	143,696	1,472,631
Class C	328	3,357	53	548
Class R6	8,375	89,743	18,839	189,983
		983,349		1,663,162
Reinvestment of distributions
Class A	3,707	43,371	2,661	28,283
Class C	4	45	0	0
Class R6	280	3,308	299	3,204
		46,724		31,487
Payment for shares redeemed
Class A	(11,520)	(125,598)	(3,647)	(37,457)
Class C	(2)	(20)	0	0
Class R6	(6,531)	(68,363)	(3,916)	(40,282)
		(193,981)		(77,739)
Net increase in net assets resulting from capital share transactions		836,092		1,616,910
Total increase in net assets		2,626,287		1,596,740
Net assets
Beginning of period		6,960,104		5,363,364
End of period		$9,586,391		$6,960,104
The accompanying notes are an integral part of these financial statements.

78  |  Target Date Retirement Funds

Statements of changes in net assets
	Dynamic Target 2045 Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 115,081		$ 125,715
Payment from affiliate		1,821		0
Net realized gains on investments		303,630		99,642
Net change in unrealized gains (losses) on investments		1,232,915		(119,109)
Net increase in net assets resulting from operations		1,653,447		106,248
Distributions to shareholders from
Net investment income and net realized gains
Class A		(8,119)		(7,258)
Class C		(1,435)		(1,297)
Class R4		(2,023)		(2,030)
Class R6		(118,025)		(115,733)
Total distributions to shareholders		(129,602)		(126,318)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	27,914	316,550	14,979	152,471
Class C	583	6,107	792	7,984
Class R6	16,337	174,096	74,309	741,092
		496,753		901,547
Reinvestment of distributions
Class A	546	6,380	515	5,458
Class C	15	180	10	108
Class R6	1,463	17,239	1,399	14,937
		23,799		20,503
Payment for shares redeemed
Class A	(5,443)	(57,498)	(6,739)	(67,305)
Class C	(3)	(40)	(4)	(40)
Class R6	(6,182)	(63,617)	(1,775)	(18,548)
		(121,155)		(85,893)
Net increase in net assets resulting from capital share transactions		399,397		836,157
Total increase in net assets		1,923,242		816,087
Net assets
Beginning of period		6,043,864		5,227,777
End of period		$7,967,106		$6,043,864
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  79

Statements of changes in net assets
	Dynamic Target 2050 Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 100,934		$ 117,222
Payment from affiliate		1,735		0
Net realized gains on investments		277,077		96,629
Net change in unrealized gains (losses) on investments		1,145,983		(136,262)
Net increase in net assets resulting from operations		1,525,729		77,589
Distributions to shareholders from
Net investment income and net realized gains
Class A		(5,026)		(4,640)
Class C		(1,340)		(1,391)
Class R4		(1,983)		(2,164)
Class R6		(105,760)		(111,777)
Total distributions to shareholders		(114,109)		(119,972)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	8,242	87,395	6,271	62,921
Class C	263	2,625	650	6,474
Class R6	16,652	181,746	23,548	234,939
		271,766		304,334
Reinvestment of distributions
Class A	283	3,307	257	2,728
Class C	10	115	8	86
Class R6	584	6,866	460	4,893
		10,288		7,707
Payment for shares redeemed
Class A	(3,419)	(36,122)	(555)	(5,520)
Class C	(2)	(20)	(176)	(1,772)
Class R6	(3,000)	(33,593)	(110)	(1,112)
		(69,735)		(8,404)
Net increase in net assets resulting from capital share transactions		212,319		303,637
Total increase in net assets		1,623,939		261,254
Net assets
Beginning of period		5,344,620		5,083,366
End of period		$6,968,559		$5,344,620
The accompanying notes are an integral part of these financial statements.

80  |  Target Date Retirement Funds

Statements of changes in net assets
	Dynamic Target 2055 Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 104,162		$ 117,603
Payment from affiliate		1,693		0
Net realized gains on investments		303,713		97,143
Net change in unrealized gains (losses) on investments		1,192,728		(139,662)
Net increase in net assets resulting from operations		1,602,296		75,084
Distributions to shareholders from
Net investment income and net realized gains
Class A		(5,783)		(4,235)
Class C		(1,336)		(1,208)
Class R4		(1,972)		(2,066)
Class R6		(108,542)		(110,175)
Total distributions to shareholders		(117,633)		(117,684)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	11,351	118,670	8,776	87,647
Class C	971	10,676	114	1,104
Class R6	18,055	190,935	39,081	388,425
		320,281		477,176
Reinvestment of distributions
Class A	344	4,033	225	2,380
Class C	7	88	1	13
Class R6	862	10,153	732	7,780
		14,274		10,173
Payment for shares redeemed
Class A	(1,828)	(19,612)	(802)	(8,231)
Class C	(2)	(20)	(1)	(10)
Class R6	(4,066)	(40,720)	(644)	(6,738)
		(60,352)		(14,979)
Net increase in net assets resulting from capital share transactions		274,203		472,370
Total increase in net assets		1,758,866		429,770
Net assets
Beginning of period		5,470,098		5,040,328
End of period		$7,228,964		$5,470,098
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  81

Statements of changes in net assets
	Dynamic Target 2060 Fund
	Year ended February 28, 2021		Year ended February 29, 2020
Operations
Net investment income		$ 96,484		$ 117,194
Payment from affiliate		1,632		0
Net realized gains on investments		256,303		96,819
Net change in unrealized gains (losses) on investments		1,081,263		(131,404)
Net increase in net assets resulting from operations		1,435,682		82,609
Distributions to shareholders from
Net investment income and net realized gains
Class A		(5,036)		(8,688)
Class C		(1,275)		(1,309)
Class R4		(2,015)		(2,188)
Class R6		(101,116)		(108,103)
Total distributions to shareholders		(109,442)		(120,288)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	15,065	159,897	16,240	169,838
Class R6	4,305	46,772	876	9,231
		206,669		179,069
Reinvestment of distributions
Class A	284	3,322	628	6,654
Class R6	65	761	10	102
		4,083		6,756
Payment for shares redeemed
Class A	(17,452)	(164,974)	(10,916)	(115,961)
Class C	(1)	(10)	(1)	(10)
Class R6	(223)	(2,332)	0	0
		(167,316)		(115,971)
Net increase in net assets resulting from capital share transactions		43,436		69,854
Total increase in net assets		1,369,676		32,175
Net assets
Beginning of period		5,229,868		5,197,693
End of period		$6,599,544		$5,229,868
The accompanying notes are an integral part of these financial statements.

82  |  Target Date Retirement Funds

Financial highlights
Dynamic Target Today Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class A	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$10.60	$10.11	$10.82	$10.65	$10.06	$10.00
Net investment income	0.13	0.21 [3]	0.13	0.15	0.12 [3]	0.06
Net realized and unrealized gains on investments	1.09	0.50	0.16	0.38	0.65	0.03
Total from investment operations	1.22	0.71	0.29	0.53	0.77	0.09
Distributions to shareholders from
Net investment income	(0.18)	(0.22)	(0.15)	(0.19)	(0.09)	(0.03)
Net realized gains	(0.26)	0.00	(0.85)	(0.17)	(0.09)	0.00
Total distributions to shareholders from	(0.44)	(0.22)	(1.00)	(0.36)	(0.18)	(0.03)
Net asset value, end of period	$11.38	$10.60	$10.11	$10.82	$10.65	$10.06
Total return[4]	11.47%	6.95%	3.16%	4.96%	7.97%	0.95%
Ratios to average net assets (annualized)
Gross expenses	2.98% *	3.37% *	4.39% *	4.39% ʚ	4.67% ʚ	5.22% ʚ
Net expenses	0.67% *	0.66% *	0.59% *	0.48% ʚ	0.53% ʚ	0.53% ʚ
Net investment income	1.58% *	1.95% *	1.75% *	1.37%	1.16%	1.31%
Supplemental data
Portfolio turnover rate[5]	87%	39%	48%	94%	97%	66%
Net assets, end of period (000s omitted)	$662	$1,022	$400	$384	$238	$101

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019[1]	0.12%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.11%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Calculated based upon average shares outstanding
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  83

Financial highlights
Dynamic Target Today Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class C	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$10.56	$10.08	$10.76	$10.58	$10.03	$10.00
Net investment income	0.08	0.14	0.08	0.07	0.05	0.03
Payment from affiliate	0.16	0.00	0.00	0.00	0.00	0.00
Net realized and unrealized gains on investments	1.05	0.48	0.15	0.38	0.64	0.03
Total from investment operations	1.29	0.62	0.23	0.45	0.69	0.06
Distributions to shareholders from
Net investment income	(0.14)	(0.14)	(0.06)	(0.10)	(0.05)	(0.03)
Net realized gains	(0.26)	0.00	(0.85)	(0.17)	(0.09)	0.00
Total distributions to shareholders from	(0.40)	(0.14)	(0.91)	(0.27)	(0.14)	(0.03)
Net asset value, end of period	$11.45	$10.56	$10.08	$10.76	$10.58	$10.03
Total return[3]	12.31% [4]	6.11%	2.60%	4.25%	7.12%	0.58%
Ratios to average net assets (annualized)
Gross expenses	3.30% *	4.02% *	5.14% *	5.14% ʚ	5.45% ʚ	5.97% ʚ
Net expenses	1.43% *	1.41% *	1.34% *	1.24% ʚ	1.28% ʚ	1.28% ʚ
Net investment income	0.74% *	1.33% *	0.99% *	0.65%	0.45%	0.56%
Supplemental data
Portfolio turnover rate[5]	87%	39%	48%	94%	97%	66%
Net assets, end of period (000s omitted)	$120	$107	$102	$109	$108	$101

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.11%
Year ended February 28, 2019[1]	0.11%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had an impact of 1.55% on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

84  |  Target Date Retirement Funds

Financial highlights
Dynamic Target Today Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class R4	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$10.62	$10.10	$10.81	$10.63	$10.07	$10.00
Net investment income	0.20	0.25	0.16	0.18	0.16	0.08
Net realized and unrealized gains on investments	1.05	0.49	0.16	0.38	0.64	0.03
Total from investment operations	1.25	0.74	0.32	0.56	0.80	0.11
Distributions to shareholders from
Net investment income	(0.22)	(0.22)	(0.18)	(0.21)	(0.15)	(0.04)
Net realized gains	(0.26)	0.00	(0.85)	(0.17)	(0.09)	0.00
Total distributions to shareholders from	(0.48)	(0.22)	(1.03)	(0.38)	(0.24)	(0.04)
Net asset value, end of period	$11.39	$10.62	$10.10	$10.81	$10.63	$10.07
Total return[3]	11.81%	7.33%	3.42%	5.27%	8.21%	1.08%
Ratios to average net assets (annualized)
Gross expenses	2.65% *	3.17% *	4.11% *	4.11% ʚ	4.42% ʚ	4.94% ʚ
Net expenses	0.37% *	0.36% *	0.31% *	0.22% ʚ	0.22% ʚ	0.22% ʚ
Net investment income	1.82% *	2.38% *	2.02% *	1.67%	1.51%	1.62%
Supplemental data
Portfolio turnover rate[4]	87%	39%	48%	94%	97%	66%
Net assets, end of period (000s omitted)	$117	$109	$104	$111	$109	$101

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.08%
Year ended February 29, 2020	0.11%
Year ended February 28, 2019[1]	0.11%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.11%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  85

Financial highlights
Dynamic Target Today Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class R6	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$10.62	$10.10	$10.82	$10.64	$10.08	$10.00
Net investment income	0.21	0.27 [3]	0.17	0.20	0.17	0.09
Net realized and unrealized gains on investments	1.05	0.49	0.15	0.38	0.65	0.03
Total from investment operations	1.26	0.76	0.32	0.58	0.82	0.12
Distributions to shareholders from
Net investment income	(0.23)	(0.24)	(0.19)	(0.23)	(0.17)	(0.04)
Net realized gains	(0.26)	0.00	(0.85)	(0.17)	(0.09)	0.00
Total distributions to shareholders from	(0.49)	(0.24)	(1.04)	(0.40)	(0.26)	(0.04)
Net asset value, end of period	$11.39	$10.62	$10.10	$10.82	$10.64	$10.08
Total return[4]	11.96%	7.48%	3.49%	5.42%	8.48%	1.19%
Ratios to average net assets (annualized)
Gross expenses	2.52% *	3.02% *	3.97% *	3.96% ʚ	4.27% ʚ	4.79% ʚ
Net expenses	0.22% *	0.21% *	0.16% *	0.07% ʚ	0.06% ʚ	0.07% ʚ
Net investment income	1.96% *	2.51% *	2.17% *	1.82%	1.67%	1.77%
Supplemental data
Portfolio turnover rate[5]	87%	39%	48%	94%	97%	66%
Net assets, end of period (000s omitted)	$6,093	$5,545	$4,785	$5,123	$5,037	$4,654

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019[1]	0.12%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%
Year ended May 31, 2016[2]	0.11%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

86  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2015 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class A	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$10.40	$9.99	$11.06	$10.76	$9.99	$10.00
Net investment income	0.17	0.22	0.12	0.15 [3]	0.11	0.07
Net realized and unrealized gains (losses) on investments	1.17	0.41	0.15	0.56	0.86	(0.04)
Total from investment operations	1.34	0.63	0.27	0.71	0.97	0.03
Distributions to shareholders from
Net investment income	(0.18)	(0.22)	(0.13)	(0.19)	(0.09)	(0.04)
Net realized gains	(0.15)	0.00	(1.21)	(0.22)	(0.11)	0.00
Total distributions to shareholders from	(0.33)	(0.22)	(1.34)	(0.41)	(0.20)	(0.04)
Net asset value, end of period	$11.41	$10.40	$9.99	$11.06	$10.76	$9.99
Total return[4]	12.95%	6.22%	3.09%	6.62%	9.95%	0.34%
Ratios to average net assets (annualized)
Gross expenses	3.39% *	3.63% *	4.23% *	4.14% ʚ	4.42% ʚ	5.21% ʚ
Net expenses	0.66% *	0.65% *	0.61% *	0.51% ʚ	0.51% ʚ	0.45% ʚ
Net investment income	1.49% *	2.00% *	1.50% *	1.33%	1.14%	1.16%
Supplemental data
Portfolio turnover rate[5]	87%	38%	45%	82%	81%	38%
Net assets, end of period (000s omitted)	$578	$460	$390	$456	$363	$199

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019[1]	0.12%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Calculated based upon average shares outstanding
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  87

Financial highlights
Dynamic Target 2015 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class C	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$10.35	$9.96	$11.01	$10.71	$9.97	$10.00
Net investment income	0.08	0.13	0.06	0.06	0.04	0.03
Payment from affiliate	0.17	0.00	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.17	0.42	0.15	0.56	0.85	(0.02)
Total from investment operations	1.42	0.55	0.21	0.62	0.89	0.01
Distributions to shareholders from
Net investment income	(0.14)	(0.16)	(0.05)	(0.10)	(0.04)	(0.04)
Net realized gains	(0.15)	0.00	(1.21)	(0.22)	(0.11)	0.00
Total distributions to shareholders from	(0.29)	(0.16)	(1.26)	(0.32)	(0.15)	(0.04)
Net asset value, end of period	$11.48	$10.35	$9.96	$11.01	$10.71	$9.97
Total return[3]	13.78% [4]	5.49%	2.46%	5.80%	9.18%	0.07%
Ratios to average net assets (annualized)
Gross expenses	3.74% *	4.19% *	4.97% *	4.89% ʚ	5.18% ʚ	5.96% ʚ
Net expenses	1.43% *	1.42% *	1.36% *	1.27% ʚ	1.27% ʚ	1.28% ʚ
Net investment income	0.73% *	1.26% *	0.76% *	0.52%	0.40%	0.56%
Supplemental data
Portfolio turnover rate[5]	87%	38%	45%	82%	81%	38%
Net assets, end of period (000s omitted)	$117	$105	$101	$112	$109	$100

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019[1]	0.11%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had an impact of 1.66% on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

88  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2015 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class R4	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$10.40	$9.99	$11.07	$10.75	$10.01	$10.00
Net investment income	0.19	0.24	0.15	0.17	0.15	0.08
Net realized and unrealized gains (losses) on investments	1.18	0.42	0.14	0.58	0.84	(0.02)
Total from investment operations	1.37	0.66	0.29	0.75	0.99	0.06
Distributions to shareholders from
Net investment income	(0.21)	(0.25)	(0.16)	(0.21)	(0.14)	(0.05)
Net realized gains	(0.15)	0.00	(1.21)	(0.22)	(0.11)	0.00
Total distributions to shareholders from	(0.36)	(0.25)	(1.37)	(0.43)	(0.25)	(0.05)
Net asset value, end of period	$11.41	$10.40	$9.99	$11.07	$10.75	$10.01
Total return[3]	13.27%	6.51%	3.30%	7.01%	10.28%	0.57%
Ratios to average net assets (annualized)
Gross expenses	3.10% *	3.34% *	3.94% *	3.86% ʚ	4.15% ʚ	4.93% ʚ
Net expenses	0.37% *	0.36% *	0.31% *	0.23% ʚ	0.22% ʚ	0.22% ʚ
Net investment income	1.79% *	2.31% *	1.77% *	1.56%	1.45%	1.61%
Supplemental data
Portfolio turnover rate[4]	87%	38%	45%	82%	81%	38%
Net assets, end of period (000s omitted)	$118	$107	$103	$114	$111	$101

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.09%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019[1]	0.11%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  89

Financial highlights
Dynamic Target 2015 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class R6	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$10.41	$9.99	$11.07	$10.76	$10.01	$10.00
Net investment income	0.21	0.26	0.16	0.19	0.16	0.09
Net realized and unrealized gains (losses) on investments	1.18	0.42	0.15	0.57	0.86	(0.03)
Total from investment operations	1.39	0.68	0.31	0.76	1.02	0.06
Distributions to shareholders from
Net investment income	(0.23)	(0.26)	(0.18)	(0.23)	(0.16)	(0.05)
Net realized gains	(0.15)	0.00	(1.21)	(0.22)	(0.11)	0.00
Total distributions to shareholders from	(0.38)	(0.26)	(1.39)	(0.45)	(0.27)	(0.05)
Net asset value, end of period	$11.42	$10.41	$9.99	$11.07	$10.76	$10.01
Total return[3]	13.41%	6.77%	3.47%	7.06%	10.44%	0.58%
Ratios to average net assets (annualized)
Gross expenses	2.96% *	3.20% *	3.80% *	3.71% ʚ	4.00% ʚ	4.78% ʚ
Net expenses	0.22% *	0.21% *	0.16% *	0.07% ʚ	0.06% ʚ	0.06% ʚ
Net investment income	1.94% *	2.46% *	1.91% *	1.72%	1.60%	1.77%
Supplemental data
Portfolio turnover rate[4]	87%	38%	45%	82%	81%	38%
Net assets, end of period (000s omitted)	$5,417	$4,937	$4,740	$5,253	$5,105	$4,629

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019[1]	0.12%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%
Year ended May 31, 2016[2]	0.11%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

90  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2020 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class A	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$10.28	$9.95	$11.18	$10.78	$9.99	$10.00
Net investment income	0.14	0.19 [3]	0.11	0.14	0.11 [3]	0.06
Net realized and unrealized gains (losses) on investments	1.40	0.35	0.18	0.70	0.97	(0.03)
Total from investment operations	1.54	0.54	0.29	0.84	1.08	0.03
Distributions to shareholders from
Net investment income	(0.18)	(0.21)	(0.12)	(0.19)	(0.12)	(0.04)
Net realized gains	(0.07)	0.00	(1.40)	(0.25)	(0.17)	0.00
Total distributions to shareholders from	(0.25)	(0.21)	(1.52)	(0.44)	(0.29)	(0.04)
Net asset value, end of period	$11.57	$10.28	$9.95	$11.18	$10.78	$9.99
Total return[4]	15.03%	5.31%	3.33%	7.80%	11.18%	0.35%
Ratios to average net assets (annualized)
Gross expenses	2.89% *	3.27% *	4.04% *	3.96% ʚ	4.32% ʚ	5.21% ʚ
Net expenses	0.67% *	0.67% *	0.61% *	0.52% ʚ	0.51% ʚ	0.54% ʚ
Net investment income	1.45% *	1.81% *	1.38% *	1.15%	1.09%	1.33%
Supplemental data
Portfolio turnover rate[5]	87%	38%	42%	72%	69%	38%
Net assets, end of period (000s omitted)	$1,448	$1,435	$623	$540	$380	$119

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019[1]	0.12%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Calculated based upon average shares outstanding
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  91

Financial highlights
Dynamic Target 2020 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class C	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$10.28	$9.95	$11.15	$10.76	$9.96	$10.00
Net investment income	0.07	0.13	0.06	0.05	0.03	0.03
Payment from affiliate	0.13	0.00	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.39	0.33	0.17	0.69	0.98	(0.03)
Total from investment operations	1.59	0.46	0.23	0.74	1.01	0.00
Distributions to shareholders from
Net investment income	(0.14)	(0.13)	(0.03)	(0.10)	(0.04)	(0.04)
Net realized gains	(0.07)	0.00	(1.40)	(0.25)	(0.17)	0.00
Total distributions to shareholders from	(0.21)	(0.13)	(1.43)	(0.35)	(0.21)	(0.04)
Net asset value, end of period	$11.66	$10.28	$9.95	$11.15	$10.76	$9.96
Total return[3]	15.52% [4]	4.61%	2.72%	6.89%	10.39%	0.01%
Ratios to average net assets (annualized)
Gross expenses	3.30% *	3.88% *	4.79% *	4.71% ʚ	5.09% ʚ	5.97% ʚ
Net expenses	1.43% *	1.42% *	1.37% *	1.28% ʚ	1.28% ʚ	1.29% ʚ
Net investment income	0.62% *	1.21% *	0.66% *	0.43%	0.33%	0.53%
Supplemental data
Portfolio turnover rate[5]	87%	38%	42%	72%	69%	38%
Net assets, end of period (000s omitted)	$154	$105	$102	$114	$110	$100

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019[1]	0.11%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had an impact of 1.33% on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

92  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2020 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class R4	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$10.34	$9.99	$11.22	$10.82	$10.01	$10.00
Net investment income	0.19	0.24	0.14	0.17	0.14	0.08
Net realized and unrealized gains (losses) on investments	1.38	0.33	0.17	0.69	0.97	(0.02)
Total from investment operations	1.57	0.57	0.31	0.86	1.11	0.06
Distributions to shareholders from
Net investment income	(0.20)	(0.22)	(0.14)	(0.21)	(0.13)	(0.05)
Net realized gains	(0.07)	0.00	(1.40)	(0.25)	(0.17)	0.00
Total distributions to shareholders from	(0.27)	(0.22)	(1.54)	(0.46)	(0.30)	(0.05)
Net asset value, end of period	$11.64	$10.34	$9.99	$11.22	$10.82	$10.01
Total return[3]	15.32%	5.62%	3.59%	8.03%	11.60%	0.61%
Ratios to average net assets (annualized)
Gross expenses	2.60% *	3.03% *	3.77% *	3.68% ʚ	4.06% ʚ	4.94% ʚ
Net expenses	0.37% *	0.36% *	0.32% *	0.24% ʚ	0.23% ʚ	0.23% ʚ
Net investment income	1.72% *	2.26% *	1.71% *	1.47%	1.39%	1.59%
Supplemental data
Portfolio turnover rate[4]	87%	38%	42%	72%	69%	38%
Net assets, end of period (000s omitted)	$121	$107	$103	$116	$112	$101

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.09%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019[1]	0.11%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  93

Financial highlights
Dynamic Target 2020 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class R6	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$10.34	$9.99	$11.23	$10.82	$10.01	$10.00
Net investment income	0.20	0.25	0.15	0.18	0.16	0.08
Net realized and unrealized gains (losses) on investments	1.40	0.34	0.17	0.71	0.97	(0.02)
Total from investment operations	1.60	0.59	0.32	0.89	1.13	0.06
Distributions to shareholders from
Net investment income	(0.22)	(0.24)	(0.16)	(0.23)	(0.15)	(0.05)
Net realized gains	(0.07)	0.00	(1.40)	(0.25)	(0.17)	0.00
Total distributions to shareholders from	(0.29)	(0.24)	(1.56)	(0.48)	(0.32)	(0.50)
Net asset value, end of period	$11.65	$10.34	$9.99	$11.23	$10.82	$10.01
Total return[3]	15.58%	5.77%	3.65%	8.03%	11.60%	0.61%
Ratios to average net assets (annualized)
Gross expenses	2.46% *	2.90% *	3.63% *	3.53% ʚ	3.91% ʚ	4.79%
Net expenses	0.22% *	0.21% *	0.17% *	0.08% ʚ	0.07% ʚ	0.07% ʚ
Net investment income	1.87% *	2.40% *	1.86% *	1.63%	1.54%	1.74%
Supplemental data
Portfolio turnover rate[4]	87%	38%	42%	72%	69%	38%
Net assets, end of period (000s omitted)	$5,891	$5,118	$4,767	$5,359	$5,165	$4,631

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%
Year ended May 31, 2016[2]	0.11%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

94  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2025 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class A	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$10.36	$10.10	$11.38	$10.87	$9.94	$10.00
Net investment income	0.18	0.19	0.10	0.11 [3]	0.09	0.07
Net realized and unrealized gains (losses) on investments	1.77	0.25	0.12	0.87	1.13	(0.08)
Total from investment operations	1.95	0.44	0.22	0.98	1.22	(0.01)
Distributions to shareholders from
Net investment income	(0.18)	(0.18)	(0.10)	(0.19)	(0.12)	(0.05)
Net realized gains	(0.05)	0.00	(1.40)	(0.28)	(0.17)	0.00
Total distributions to shareholders from	(0.23)	(0.18)	(1.50)	(0.47)	(0.29)	(0.50)
Net asset value, end of period	$12.08	$10.36	$10.10	$11.38	$10.87	$9.94
Total return[4]	18.83%	4.29%	2.76%	9.07%	12.62%	(0.07)%
Ratios to average net assets (annualized)
Gross expenses	2.21% *	2.72% *	3.81% *	4.06% ʚ	4.75% ʚ	5.25% ʚ
Net expenses	0.66% *	0.66% *	0.60% *	0.52% ʚ	0.49% ʚ	0.46% ʚ
Net investment income	1.44% *	1.88% *	1.31% *	1.00%	1.07%	1.09%
Supplemental data
Portfolio turnover rate[5]	85%	37%	41%	62%	58%	38%
Net assets, end of period (000s omitted)	$3,744	$2,856	$1,929	$1,497	$510	$188

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Calculated based upon average shares outstanding
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  95

Financial highlights
Dynamic Target 2025 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class C	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$10.35	$10.10	$11.35	$10.84	$9.91	$10.00
Net investment income	0.08	0.12	0.05	0.04	0.03	0.02
Payment from affiliate	0.16	0.00	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.78	0.24	0.12	0.85	1.10	(0.06)
Total from investment operations	2.02	0.36	0.17	0.89	1.13	(0.04)
Distributions to shareholders from
Net investment income	(0.13)	(0.11)	(0.02)	(0.10)	(0.03)	(0.05)
Net realized gains	(0.05)	0.00	(1.40)	(0.28)	(0.17)	0.00
Total distributions to shareholders from	(0.18)	(0.11)	(1.42)	(0.38)	(0.20)	(0.05)
Net asset value, end of period	$12.19	$10.35	$10.10	$11.35	$10.84	$9.91
Total return[3]	19.55% [4]	3.55%	2.17%	8.24%	11.77%	(0.44)%
Ratios to average net assets (annualized)
Gross expenses	2.60% *	3.34% *	4.56% *	4.88% ʚ	5.55% ʚ	6.00% ʚ
Net expenses	1.43% *	1.42% *	1.36% *	1.28% ʚ	1.29% ʚ	1.30% ʚ
Net investment income	0.70% *	1.17% *	0.56% *	0.36%	0.29%	0.52%
Supplemental data
Portfolio turnover rate[5]	85%	37%	41%	62%	58%	38%
Net assets, end of period (000s omitted)	$137	$125	$130	$130	$124	$100

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019[1]	0.12%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had an impact of 1.56% on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

96  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2025 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class R4	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$10.42	$10.14	$11.42	$10.90	$9.96	$10.00
Net investment income	0.19	0.24	0.14	0.16	0.14	0.08
Net realized and unrealized gains (losses) on investments	1.81	0.25	0.11	0.85	1.10	(0.07)
Total from investment operations	2.00	0.49	0.25	1.01	1.24	0.01
Distributions to shareholders from
Net investment income	(0.22)	(0.21)	(0.13)	(0.21)	(0.13)	(0.05)
Net realized gains	(0.05)	0.00	(1.40)	(0.28)	(0.17)	0.00
Total distributions to shareholders from	(0.27)	(0.21)	(1.53)	(0.49)	(0.30)	(0.50)
Net asset value, end of period	$12.15	$10.42	$10.14	$11.42	$10.90	$9.96
Total return[3]	19.18%	4.68%	2.96%	9.33%	12.84%	0.16%
Ratios to average net assets (annualized)
Gross expenses	1.91% *	2.45% *	3.53% *	3.85% ʚ	4.52% ʚ	4.97% ʚ
Net expenses	0.37% *	0.36% *	0.31% *	0.24% ʚ	0.23% ʚ	0.23% ʚ
Net investment income	1.75% *	2.22% *	1.62% *	1.41%	1.35%	1.58%
Supplemental data
Portfolio turnover rate[4]	85%	37%	41%	62%	58%	38%
Net assets, end of period (000s omitted)	$126	$108	$105	$118	$113	$100

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019[1]	0.12%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.11%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  97

Financial highlights
Dynamic Target 2025 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class R6	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$10.43	$10.15	$11.43	$10.91	$9.96	$10.00
Net investment income	0.20	0.25 [3]	0.15	0.18	0.15	0.08
Net realized and unrealized gains (losses) on investments	1.81	0.25	0.11	0.85	1.11	(0.06)
Total from investment operations	2.01	0.50	0.26	1.03	1.26	0.02
Distributions to shareholders from
Net investment income	(0.23)	(0.22)	(0.14)	(0.23)	(0.14)	(0.06)
Net realized gains	(0.05)	0.00	(1.40)	(0.28)	(0.17)	0.00
Total distributions to shareholders from	(0.28)	(0.22)	(1.54)	(0.51)	(0.31)	(0.06)
Net asset value, end of period	$12.16	$10.43	$10.15	$11.43	$10.91	$9.96
Total return[4]	19.33%	4.83%	3.13%	9.48%	13.10%	0.17%
Ratios to average net assets (annualized)
Gross expenses	1.77% *	2.29% *	3.39% *	3.70% ʚ	4.37%	4.82% ʚ
Net expenses	0.22% *	0.22% *	0.16% *	0.09% ʚ	0.08% ʚ	0.08% ʚ
Net investment income	1.89% *	2.31% *	1.77% *	1.56%	1.50%	1.73%
Supplemental data
Portfolio turnover rate[5]	85%	37%	41%	62%	58%	38%
Net assets, end of period (000s omitted)	$7,958	$6,635	$4,838	$5,451	$5,201	$4,609

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%
Year ended May 31, 2016[2]	0.11%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

98  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2030 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class A	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$10.11	$9.94	$11.54	$10.92	$9.91	$10.00
Net investment income	0.15	0.18	0.11	0.13	0.09	0.06
Net realized and unrealized gains (losses) on investments	2.09	0.17	0.12	0.98	1.22	(0.10)
Total from investment operations	2.24	0.35	0.23	1.11	1.31	(0.04)
Distributions to shareholders from
Net investment income	(0.16)	(0.18)	(0.09)	(0.19)	(0.11)	(0.05)
Net realized gains	(0.04)	0.00	(1.74)	(0.30)	(0.19)	0.00
Total distributions to shareholders from	(0.20)	(0.18)	(1.83)	(0.49)	(0.30)	(0.05)
Net asset value, end of period	$12.15	$10.11	$9.94	$11.54	$10.92	$9.91
Total return[3]	22.30%	3.40%	2.99%	10.30%	13.72%	(0.34)%
Ratios to average net assets (annualized)
Gross expenses	2.32% *	2.94% *	4.08% *	4.20% ʚ	4.76% ʚ	5.29% ʚ
Net expenses	0.67% *	0.66% *	0.60% *	0.53% ʚ	0.48% ʚ	0.45% ʚ
Net investment income	1.37% *	1.77% *	1.23% *	1.08%	1.04%	1.19%
Supplemental data
Portfolio turnover rate[4]	85%	36%	37%	53%	46%	22%
Net assets, end of period (000s omitted)	$3,340	$2,317	$1,010	$917	$543	$173

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  99

Financial highlights
Dynamic Target 2030 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class C	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$10.10	$9.88	$11.52	$10.90	$9.88	$10.00
Net investment income	0.07	0.12 [3]	0.05	0.03	0.02	0.02
Payment from affiliate	0.13	0.00	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	2.10	0.15	0.11	0.99	1.21	(0.09)
Total from investment operations	2.30	0.27	0.16	1.02	1.23	(0.07)
Distributions to shareholders from
Net investment income	(0.12)	(0.05)	(0.06)	(0.10)	(0.02)	(0.05)
Net realized gains	(0.04)	0.00	(1.74)	(0.30)	(0.19)	0.00
Total distributions to shareholders from	(0.16)	(0.05)	(1.80)	(0.40)	(0.21)	(0.05)
Net asset value, end of period	$12.24	$10.10	$9.88	$11.52	$10.90	$9.88
Total return[4]	22.95% [5]	2.74%	2.32%	9.43%	12.86%	(0.70)%
Ratios to average net assets (annualized)
Gross expenses	2.69% *	3.62% *	4.81% *	4.95% ʚ	5.59% ʚ	6.03% ʚ
Net expenses	1.43% *	1.42% *	1.35% *	1.29% ʚ	1.29% ʚ	1.30% ʚ
Net investment income	0.65% *	1.17% *	0.49% *	0.27%	0.24%	0.49%
Supplemental data
Portfolio turnover rate[6]	85%	36%	37%	53%	46%	22%
Net assets, end of period (000s omitted)	$126	$104	$153	$119	$112	$99

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019[1]	0.12%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Calculated based upon average shares outstanding
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[5]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had an impact of 1.34% on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[6]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

100  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2030 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class R4	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$10.18	$9.99	$11.59	$10.96	$9.93	$10.00
Net investment income	0.19	0.23	0.13	0.15	0.13	0.07
Net realized and unrealized gains (losses) on investments	2.11	0.16	0.12	0.99	1.21	(0.08)
Total from investment operations	2.30	0.39	0.25	1.14	1.34	(0.01)
Distributions to shareholders from
Net investment income	(0.19)	(0.20)	(0.11)	(0.21)	(0.12)	(0.06)
Net realized gains	(0.04)	0.00	(1.74)	(0.30)	(0.19)	0.00
Total distributions to shareholders from	(0.23)	(0.20)	(1.85)	(0.51)	(0.31)	(0.60)
Net asset value, end of period	$12.25	$10.18	$9.99	$11.59	$10.96	$9.93
Total return[3]	22.70%	3.74%	3.19%	10.53%	13.99%	(0.10)%
Ratios to average net assets (annualized)
Gross expenses	2.04% *	2.70% *	3.80% *	3.92% ʚ	4.56% ʚ	5.00% ʚ
Net expenses	0.37% *	0.36% *	0.31% *	0.25% ʚ	0.24% ʚ	0.24% ʚ
Net investment income	1.70% *	2.17% *	1.51% *	1.32%	1.29%	1.55%
Supplemental data
Portfolio turnover rate[4]	85%	36%	37%	53%	46%	22%
Net assets, end of period (000s omitted)	$127	$106	$104	$120	$114	$100

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019[1]	0.12%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  101

Financial highlights
Dynamic Target 2030 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class R6	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$10.19	$9.99	$11.60	$10.96	$9.93	$10.00
Net investment income	0.16	0.24 [3]	0.14	0.17	0.14	0.08
Net realized and unrealized gains (losses) on investments	2.16	0.17	0.12	1.00	1.22	(0.09)
Total from investment operations	2.32	0.41	0.26	1.17	1.36	(0.01)
Distributions to shareholders from
Net investment income	(0.21)	(0.21)	(0.13)	(0.23)	(0.14)	(0.06)
Net realized gains	(0.04)	0.00	(1.74)	(0.30)	(0.19)	0.00
Total distributions to shareholders from	(0.25)	(0.21)	(1.87)	(0.53)	(0.33)	(0.06)
Net asset value, end of period	$12.26	$10.19	$9.99	$11.60	$10.96	$9.93
Total return[4]	22.85%	3.99%	3.26%	10.77%	14.15%	(0.09)%
Ratios to average net assets (annualized)
Gross expenses	1.90% *	2.54% *	3.66% *	3.77% ʚ	4.41% ʚ	4.85% ʚ
Net expenses	0.22% *	0.22% *	0.16% *	0.09% ʚ	0.08% ʚ	0.09% ʚ
Net investment income	1.84% *	2.29% *	1.66% *	1.47%	1.440%	1.70%
Supplemental data
Portfolio turnover rate[5]	85%	36%	37%	53%	46%	22%
Net assets, end of period (000s omitted)	$7,513	$5,543	$4,775	$5,544	$5,238	$4,597

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%
Year ended May 31, 2016[2]	0.11%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

102  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2035 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class A	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$9.95	$9.84	$11.66	$10.97	$9.88	$10.00
Net investment income	0.14	0.18	0.09	0.11	0.09	0.06
Net realized and unrealized gains (losses) on investments	2.30	0.09	0.14	1.11	1.32	(0.12)
Total from investment operations	2.44	0.27	0.23	1.22	1.41	(0.06)
Distributions to shareholders from
Net investment income	(0.17)	(0.16)	(0.08)	(0.19)	(0.11)	(0.06)
Net realized gains	0.00	0.00	(1.97)	(0.34)	(0.21)	0.00
Total distributions to shareholders from	(0.17)	(0.16)	(2.05)	(0.53)	(0.32)	(0.06)
Net asset value, end of period	$12.22	$9.95	$9.84	$11.66	$10.97	$9.88
Total return[3]	24.45%	2.65%	3.13%	11.24%	14.74%	(0.62)%
Ratios to average net assets (annualized)
Gross expenses	2.41% *	3.12% *	4.34% *	4.32% ʚ	4.86% ʚ	5.32% ʚ
Net expenses	0.67% *	0.66% *	0.60% *	0.53% ʚ	0.49% ʚ	0.55% ʚ
Net investment income	1.30% *	1.81% *	1.16% *	0.99%	1.05%	1.24%
Supplemental data
Portfolio turnover rate[4]	85%	36%	34%	44%	39%	19%
Net assets, end of period (000s omitted)	$1,464	$733	$521	$453	$338	$119

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  103

Financial highlights
Dynamic Target 2035 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class C	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$9.93	$9.83	$11.63	$10.95	$9.84	$10.00
Net investment income	0.07	0.11	0.03	0.02	0.02	0.02
Payment from affiliate	0.16	0.00	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	2.29	0.09	0.14	1.10	1.32	(0.13)
Total from investment operations	2.52	0.20	0.17	1.12	1.34	(0.11)
Distributions to shareholders from
Net investment income	(0.12)	(0.10)	0.00	(0.10)	(0.02)	(0.05)
Net realized gains	0.00	0.00	(1.97)	(0.34)	(0.21)	0.00
Total distributions to shareholders from	(0.12)	(0.10)	(1.97)	(0.44)	(0.23)	(0.05)
Net asset value, end of period	$12.33	$9.93	$9.83	$11.63	$10.95	$9.84
Total return[3]	25.39% [4]	1.99%	2.55%	10.30%	14.02%	(1.08)%
Ratios to average net assets (annualized)
Gross expenses	2.78% *	3.71% *	5.08% *	5.07%	5.67% ʚ	6.06% ʚ
Net expenses	1.43% *	1.42% *	1.36% *	1.29% ʚ	1.29% ʚ	1.30% ʚ
Net investment income	0.62% *	1.09% *	0.37% *	0.21%	0.21%	0.48%
Supplemental data
Portfolio turnover rate[5]	85%	36%	34%	44%	39%	19%
Net assets, end of period (000s omitted)	$135	$107	$102	$120	$113	$99

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had an impact of 1.66% on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

104  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2035 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class R4	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$10.02	$9.89	$11.71	$11.00	$9.89	$10.00
Net investment income	0.18	0.22	0.12	0.15	0.13	0.07
Net realized and unrealized gains (losses) on investments	2.30	0.09	0.13	1.11	1.31	(0.12)
Total from investment operations	2.48	0.31	0.25	1.26	1.44	(0.05)
Distributions to shareholders from
Net investment income	(0.19)	(0.18)	(0.10)	(0.21)	(0.12)	(0.06)
Net realized gains	0.00	0.00	(1.97)	(0.34)	(0.21)	0.00
Total distributions to shareholders from	(0.19)	(0.18)	(2.07)	(0.55)	(0.33)	(0.06)
Net asset value, end of period	$12.31	$10.02	$9.89	$11.71	$11.00	$9.89
Total return[3]	24.82%	3.05%	3.34%	11.59%	15.05%	(0.48)%
Ratios to average net assets (annualized)
Gross expenses	2.12% *	2.86% *	4.06% *	4.04% ʚ	4.64% ʚ	5.03% ʚ
Net expenses	0.37% *	0.36% *	0.31% *	0.25% ʚ	0.24% ʚ	0.24% ʚ
Net investment income	1.68% *	2.15% *	1.42% *	1.26%	1.26%	1.54%
Supplemental data
Portfolio turnover rate[4]	85%	36%	34%	44%	39%	19%
Net assets, end of period (000s omitted)	$128	$104	$103	$122	$114	$99

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  105

Financial highlights
Dynamic Target 2035 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class R6	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$10.02	$9.89	$11.72	$11.01	$9.89	$10.00
Net investment income	0.19	0.23 [3]	0.13	0.16	0.14	0.08
Net realized and unrealized gains (losses) on investments	2.32	0.10	0.13	1.12	1.33	(0.13)
Total from investment operations	2.51	0.33	0.26	1.28	1.47	(0.05)
Distributions to shareholders from
Net investment income	(0.21)	(0.20)	(0.12)	(0.23)	(0.14)	(0.06)
Net realized gains	0.00	0.00	(1.97)	(0.34)	(0.21)	0.00
Total distributions to shareholders from	(0.21)	(0.20)	(2.09)	(0.57)	(0.35)	(0.06)
Net asset value, end of period	$12.32	$10.02	$9.89	$11.72	$11.01	$9.89
Total return[4]	25.09%	3.19%	3.41%	11.73%	15.31%	(0.46)%
Ratios to average net assets (annualized)
Gross expenses	1.96% *	2.66% *	3.91% *	3.89% ʚ	4.49% ʚ	4.88% ʚ
Net expenses	0.22% *	0.22% *	0.16% *	0.09% ʚ	0.08% ʚ	0.08% ʚ
Net investment income	1.81% *	2.22% *	1.57% *	1.41%	1.41%	1.69%
Supplemental data
Portfolio turnover rate[5]	85%	36%	34%	44%	39%	19%
Net assets, end of period (000s omitted)	$9,185	$6,780	$4,734	$5,608	$5,270	$4,580

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%
Year ended May 31, 2016[2]	0.11%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

106  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2040 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class A	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$9.83	$9.77	$11.74	$11.00	$9.85	$10.00
Net investment income	0.15	0.16	0.08	0.09	0.09	0.06
Net realized and unrealized gains (losses) on investments	2.27	0.08	0.11	1.20	1.37	(0.15)
Total from investment operations	2.42	0.24	0.19	1.29	1.46	(0.09)
Distributions to shareholders from
Net investment income	(0.17)	(0.18)	(0.06)	(0.20)	(0.11)	(0.06)
Net realized gains	0.00	0.00	(2.10)	(0.35)	(0.20)	0.00
Total distributions to shareholders from	(0.17)	(0.18)	(2.16)	(0.55)	(0.31)	(0.06)
Net asset value, end of period	$12.08	$9.83	$9.77	$11.74	$11.00	$9.85
Total return[3]	24.64%	2.33%	2.80%	11.79%	15.34%	(0.90)%
Ratios to average net assets (annualized)
Gross expenses	2.63% *	3.57% *	4.11% *	3.93% ʚ	4.46% ʚ	5.33% ʚ
Net expenses	0.68% *	0.67% *	0.63% *	0.54% ʚ	0.51% ʚ	0.53% ʚ
Net investment income	1.30% *	1.62% *	0.99% *	1.02%	1.01%	1.22%
Supplemental data
Portfolio turnover rate[4]	87%	36%	32%	40%	33%	15%
Net assets, end of period (000s omitted)	$3,279	$1,858	$454	$472	$307	$157

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  107

Financial highlights
Dynamic Target 2040 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class C	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$9.81	$9.76	$11.72	$10.98	$9.82	$10.00
Net investment income	0.06	0.11	0.02	0.02	0.02	0.02
Payment from affiliate	0.16	0.00	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	2.28	0.05	0.12	1.17	1.36	(0.15)
Total from investment operations	2.50	0.16	0.14	1.19	1.38	(0.13)
Distributions to shareholders from
Net investment income	(0.12)	(0.11)	0.00	(0.10)	(0.02)	(0.05)
Net realized gains	0.00	0.00	(2.10)	(0.35)	(0.20)	0.00
Total distributions to shareholders from	(0.12)	(0.11)	(2.10)	(0.45)	(0.22)	(0.05)
Net asset value, end of period	$12.19	$9.81	$9.76	$11.72	$10.98	$9.82
Total return[3]	25.52% [4]	1.53%	2.30%	10.88%	14.52%	(1.25)%
Ratios to average net assets (annualized)
Gross expenses	3.00% *	4.35% *	4.85% *	4.70% ʚ	5.25% ʚ	6.07% ʚ
Net expenses	1.43% *	1.42% *	1.38% *	1.29% ʚ	1.30% ʚ	1.30% ʚ
Net investment income	0.59% *	1.05% *	0.25% *	0.16%	0.18%	0.47%
Supplemental data
Portfolio turnover rate[5]	87%	36%	32%	40%	33%	15%
Net assets, end of period (000s omitted)	$130	$101	$100	$120	$113	$99

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had an impact of 1.64% on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

108  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2040 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class R4	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$9.91	$9.83	$11.80	$11.04	$9.86	$10.00
Net investment income	0.18	0.22	0.11	0.14	0.13	0.07
Net realized and unrealized gains (losses) on investments	2.29	0.05	0.11	1.18	1.37	(0.15)
Total from investment operations	2.47	0.27	0.22	1.32	1.50	(0.08)
Distributions to shareholders from
Net investment income	(0.19)	(0.19)	(0.09)	(0.21)	(0.12)	(0.06)
Net realized gains	0.00	0.00	(2.10)	(0.35)	(0.20)	0.00
Total distributions to shareholders from	(0.19)	(0.19)	(2.19)	(0.56)	(0.32)	(0.06)
Net asset value, end of period	$12.19	$9.91	$9.83	$11.80	$11.04	$9.86
Total return[3]	24.98%	2.61%	3.06%	12.07%	15.78%	(0.76)%
Ratios to average net assets (annualized)
Gross expenses	2.36% *	3.31% *	3.82% *	3.67% ʚ	4.22% ʚ	5.04% ʚ
Net expenses	0.37% *	0.36% *	0.34% *	0.25% ʚ	0.24% ʚ	0.24% ʚ
Net investment income	1.65% *	2.10% *	1.29% *	1.21%	1.24%	1.53%
Supplemental data
Portfolio turnover rate[4]	87%	36%	32%	40%	33%	15%
Net assets, end of period (000s omitted)	$127	$103	$102	$123	$115	$99

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  109

Financial highlights
Dynamic Target 2040 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class R6	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$9.92	$9.84	$11.81	$11.04	$9.87	$10.00
Net investment income	0.19	0.23	0.12	0.16	0.14	0.08
Net realized and unrealized gains (losses) on investments	2.30	0.06	0.12	1.19	1.36	(0.14)
Total from investment operations	2.49	0.29	0.24	1.35	1.50	(0.06)
Distributions to shareholders from
Net investment income	(0.21)	(0.21)	(0.11)	(0.23)	(0.13)	(0.07)
Net realized gains	0.00	0.00	(2.10)	(0.35)	(0.20)	0.00
Total distributions to shareholders from	(0.21)	(0.21)	(2.21)	(0.58)	(0.33)	(0.07)
Net asset value, end of period	$12.20	$9.92	$9.84	$11.81	$11.04	$9.87
Total return[3]	25.12%	2.75%	3.24%	12.31%	15.82%	(0.64)%
Ratios to average net assets (annualized)
Gross expenses	2.20% *	3.15% *	3.67% *	3.52% ʚ	4.07% ʚ	4.90% ʚ
Net expenses	0.22% *	0.21% *	0.19% *	0.10% ʚ	0.09% ʚ	0.09% ʚ
Net investment income	1.80% *	2.24% *	1.44% *	1.36%	1.39%	1.69%
Supplemental data
Portfolio turnover rate[4]	87%	36%	32%	40%	33%	15%
Net assets, end of period (000s omitted)	$6,050	$4,897	$4,707	$5,651	$5,285	$4,571

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%
Year ended May 31, 2016[2]	0.11%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

110  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2045 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class A	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$9.72	$9.73	$11.79	$11.02	$9.86	$10.00
Net investment income	0.15	0.16	0.08	0.12	0.08	0.06
Net realized and unrealized gains (losses) on investments	2.41	0.00 [3]	0.08	1.20	1.41	(0.14)
Total from investment operations	2.56	0.16	0.16	1.32	1.49	(0.08)
Distributions to shareholders from
Net investment income	(0.17)	(0.17)	(0.07)	(0.19)	(0.10)	(0.06)
Net realized gains	0.00	0.00	(2.15)	(0.36)	(0.23)	0.00
Total distributions to shareholders from	(0.17)	(0.17)	(2.22)	(0.55)	(0.33)	(0.06)
Net asset value, end of period	$12.11	$9.72	$9.73	$11.79	$11.02	$9.86
Total return[4]	26.37%	1.53%	2.62%	12.06%	15.64%	(0.79)%
Ratios to average net assets (annualized)
Gross expenses	2.96% *	3.61% *	4.18% *	4.09% ʚ	4.58% ʚ	5.36% ʚ
Net expenses	0.67% *	0.66% *	0.61% *	0.54% ʚ	0.51% ʚ	0.53% ʚ
Net investment income	1.26% *	1.72% *	0.97% *	0.90%	0.98%	1.23%
Supplemental data
Portfolio turnover rate[5]	86%	36%	31%	35%	31%	14%
Net assets, end of period (000s omitted)	$794	$414	$329	$327	$221	$121

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019[1]	0.14%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Amount is less than $0.005.
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  111

Financial highlights
Dynamic Target 2045 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class C	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$9.68	$9.71	$11.75	$10.99	$9.83	$10.00
Net investment income	0.06	0.10	0.02	0.02	0.02	0.02
Payment from affiliate	0.15	0.00	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	2.42	(0.01)	0.09	1.20	1.39	(0.14)
Total from investment operations	2.63	0.09	0.11	1.22	1.41	(0.12)
Distributions to shareholders from
Net investment income	(0.12)	(0.12)	0.00	(0.10)	(0.02)	(0.05)
Net realized gains	0.00	0.00	(2.15)	(0.36)	(0.23)	0.00
Total distributions to shareholders from	(0.12)	(0.12)	(2.15)	(0.46)	(0.25)	(0.05)
Net asset value, end of period	$12.19	$9.68	$9.71	$11.75	$10.99	$9.83
Total return[3]	27.23% [4]	0.78%	2.06%	11.18%	14.74%	(1.15)%
Ratios to average net assets (annualized)
Gross expenses	3.38% *	4.19% *	4.92% *	4.84% ʚ	5.37% ʚ	6.10% ʚ
Net expenses	1.43% *	1.42% *	1.36% *	1.29% ʚ	1.30% ʚ	1.30% ʚ
Net investment income	0.56% *	1.00% *	0.21% *	0.15%	0.17%	0.48%
Supplemental data
Portfolio turnover rate[5]	86%	36%	31%	35%	31%	14%
Net assets, end of period (000s omitted)	$145	$109	$102	$121	$113	$99

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had an impact of 1.60% on the total return. See Note 4 in the Notes to Financial Statements for additional information
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

112  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2045 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class R4	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$9.78	$9.78	$11.83	$11.05	$9.88	$10.00
Net investment income	0.17	0.21	0.11	0.14	0.13	0.07
Net realized and unrealized gains (losses) on investments	2.44	(0.01)	0.08	1.22	1.39	(0.13)
Total from investment operations	2.61	0.20	0.19	1.36	1.52	(0.06)
Distributions to shareholders from
Net investment income	(0.19)	(0.20)	(0.09)	(0.22)	(0.12)	(0.06)
Net realized gains	0.00	0.00	(2.15)	(0.36)	(0.23)	0.00
Total distributions to shareholders from	(0.19)	(0.20)	(2.24)	(0.58)	(0.35)	(0.06)
Net asset value, end of period	$12.20	$9.78	$9.78	$11.83	$11.05	$9.88
Total return[3]	26.80%	1.83%	2.81%	12.36%	15.88%	(0.55)%
Ratios to average net assets (annualized)
Gross expenses	2.68% *	3.34% *	3.89% *	3.81% ʚ	4.34% ʚ	5.07% ʚ
Net expenses	0.37% *	0.36% *	0.32% *	0.25% ʚ	0.24% ʚ	0.24% ʚ
Net investment income	1.63% *	2.06% *	1.25% *	1.19%	1.23%	1.54%
Supplemental data
Portfolio turnover rate[4]	86%	36%	31%	35%	31%	14%
Net assets, end of period (000s omitted)	$127	$102	$102	$123	$115	$99

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  113

Financial highlights
Dynamic Target 2045 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class R6	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$9.79	$9.79	$11.84	$11.06	$9.88	$10.00
Net investment income	0.19	0.22 [3]	0.12	0.16	0.14	0.08
Net realized and unrealized gains (losses) on investments	2.44	(0.01)	0.08	1.21	1.40	(0.13)
Total from investment operations	2.63	0.21	0.20	1.37	1.54	(0.05)
Distributions to shareholders from
Net investment income	(0.21)	(0.21)	(0.10)	(0.23)	(0.13)	(0.07)
Net realized gains	0.00	0.00	(2.15)	(0.36)	(0.23)	0.00
Total distributions to shareholders from	(0.21)	(0.21)	(2.25)	(0.59)	(0.36)	(0.07)
Net asset value, end of period	$12.21	$9.79	$9.79	$11.84	$11.05	$9.88
Total return[4]	26.94%	1.97%	2.97%	12.51%	16.14%	(0.53)%
Ratios to average net assets (annualized)
Gross expenses	2.54% *	3.18% *	3.75% *	3.66% ʚ	4.19% ʚ	4.92% ʚ
Net expenses	0.22% *	0.21% *	0.17% *	0.10% ʚ	0.09% ʚ	0.09% ʚ
Net investment income	1.78% *	2.18% *	1.40% *	1.35%	1.38%	1.69%
Supplemental data
Portfolio turnover rate[5]	86%	36%	31%	35%	31%	14%
Net assets, end of period (000s omitted)	$6,901	$5,419	$4,695	$5,679	$5,303	$4,576

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019[1]	0.14%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%
Year ended May 31, 2016[2]	0.11%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

114  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2050 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class A	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$9.66	$9.73	$11.80	$11.03	$9.86	$10.00
Net investment income	0.13	0.17	0.07	0.11	0.09	0.06
Net realized and unrealized gains (losses) on investments	2.52	(0.06)	0.06	1.22	1.40	(0.14)
Total from investment operations	2.65	0.11	0.13	1.33	1.49	(0.08)
Distributions to shareholders from
Net investment income	(0.17)	(0.18)	(0.05)	(0.20)	(0.09)	(0.06)
Net realized gains	0.00	0.00	(2.15)	(0.36)	(0.23)	0.00
Total distributions to shareholders from	(0.17)	(0.18)	(2.20)	(0.56)	(0.32)	(0.06)
Net asset value, end of period	$12.14	$9.66	$9.73	$11.80	$11.03	$9.86
Total return[3]	27.59%	1.01%	2.37%	12.16%	15.65%	(0.78)%
Ratios to average net assets (annualized)
Gross expenses	3.27% *	3.67% *	4.34% *	4.26% ʚ	4.80% ʚ	5.25% ʚ
Net expenses	0.67% *	0.66% *	0.60% *	0.54% ʚ	0.53% ʚ	0.53% ʚ
Net investment income	1.28% *	1.72% *	0.96% *	0.83%	0.91%	1.22%
Supplemental data
Portfolio turnover rate[4]	85%	36%	31%	35%	31%	14%
Net assets, end of period (000s omitted)	$382	$254	$198	$256	$134	$108

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  115

Financial highlights
Dynamic Target 2050 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class C	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$9.59	$9.68	$11.76	$10.99	$9.83	$10.00
Net investment income	0.06	0.10	0.02	0.02	0.02	0.02
Payment from affiliate	0.15	0.00	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	2.51	(0.06)	0.05	1.21	1.39	(0.14)
Total from investment operations	2.72	0.04	0.07	1.23	1.41	(0.12)
Distributions to shareholders from
Net investment income	(0.12)	(0.13)	0.00	(0.10)	(0.02)	(0.05)
Net realized gains	0.00	0.00	(2.15)	(0.36)	(0.23)	0.00
Total distributions to shareholders from	(0.12)	(0.13)	(2.15)	(0.46)	(0.25)	(0.05)
Net asset value, end of period	$12.19	$9.59	$9.68	$11.76	$10.99	$9.83
Total return[3]	28.40% [4]	0.26%	1.77%	11.33%	14.77%	(1.15)%
Ratios to average net assets (annualized)
Gross expenses	3.67% *	4.42% *	5.09% *	5.02% ʚ	5.56% ʚ	6.00% ʚ
Net expenses	1.43% *	1.42% *	1.35% *	1.29% ʚ	1.29% ʚ	1.30% ʚ
Net investment income	0.54% *	0.99% *	0.21% *	0.15%	0.18%	0.48%
Supplemental data
Portfolio turnover rate[5]	85%	36%	31%	35%	31%	14%
Net assets, end of period (000s omitted)	$138	$106	$102	$121	$113	$99

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had an impact of 1.62% on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

116  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2050 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class R4	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$9.69	$9.76	$11.83	$11.05	$9.88	$10.00
Net investment income	0.17	0.21	0.10	0.14	0.13	0.07
Net realized and unrealized gains (losses) on investments	2.53	(0.07)	0.06	1.22	1.39	(0.13)
Total from investment operations	2.70	0.14	0.16	1.36	1.52	(0.05)
Distributions to shareholders from
Net investment income	(0.19)	(0.21)	(0.08)	(0.22)	(0.12)	(0.06)
Net realized gains	0.00	0.00	(2.15)	(0.36)	(0.23)	0.00
Total distributions to shareholders from	(0.19)	(0.21)	(2.23)	(0.58)	(0.35)	(0.06)
Net asset value, end of period	$12.20	$9.69	$9.76	$11.83	$11.05	$9.88
Total return[3]	27.95%	1.22%	2.67%	12.42%	15.90%	(0.55)%
Ratios to average net assets (annualized)
Gross expenses	3.00% *	3.39% *	4.06% *	3.99% ʚ	4.53% ʚ	4.97% ʚ
Net expenses	0.37% *	0.36% *	0.30% *	0.25% ʚ	0.24% ʚ	0.24% ʚ
Net investment income	1.61% *	2.05% *	1.25% *	1.19%	1.23%	1.53%
Supplemental data
Portfolio turnover rate[4]	85%	36%	31%	35%	31%	14%
Net assets, end of period (000s omitted)	$127	$101	$102	$123	$115	$99

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  117

Financial highlights
Dynamic Target 2050 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class R6	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$9.70	$9.76	$11.84	$11.06	$9.88	$10.00
Net investment income	0.18	0.22	0.12	0.16	0.14	0.08
Net realized and unrealized gains (losses) on investments	2.54	(0.06)	0.05	1.21	1.40	(0.13)
Total from investment operations	2.72	0.16	0.17	1.37	1.54	(0.05)
Distributions to shareholders from
Net investment income	(0.21)	(0.22)	(0.10)	(0.23)	(0.13)	(0.07)
Net realized gains	0.00	0.00	(2.15)	(0.36)	(0.23)	0.00
Total distributions to shareholders from	(0.21)	(0.22)	(2.25)	(0.59)	(0.36)	(0.07)
Net asset value, end of period	$12.21	$9.70	$9.76	$11.84	$11.06	$9.88
Total return[3]	28.09%	1.47%	2.75%	12.56%	16.17%	(0.53)%
Ratios to average net assets (annualized)
Gross expenses	2.85% *	3.25% *	3.92% *	3.84% ʚ	4.38% ʚ	4.82% ʚ
Net expenses	0.22% *	0.21% *	0.15% *	0.10% ʚ	0.09% ʚ	0.09% ʚ
Net investment income	1.75% *	2.19% *	1.40% *	1.35%	1.39%	1.69%
Supplemental data
Portfolio turnover rate[4]	85%	36%	31%	35%	31%	14%
Net assets, end of period (000s omitted)	$6,322	$4,884	$4,682	$5,681	$5,304	$4,576

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.17%
Year ended February 28, 2019[1]	0.14%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%
Year ended May 31, 2016[2]	0.11%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

118  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2055 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class A	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$9.66	$9.73	$11.80	$11.03	$9.87	$10.00
Net investment income	0.12	0.15	0.08	0.11	0.09	0.06
Net realized and unrealized gains (losses) on investments	2.58	(0.04)	0.05	1.22	1.39	(0.13)
Total from investment operations	2.70	0.11	0.13	1.33	1.48	(0.07)
Distributions to shareholders from
Net investment income	(0.17)	(0.18)	(0.05)	(0.19)	(0.09)	(0.06)
Net realized gains	0.00	0.00	(2.15)	(0.37)	(0.23)	0.00
Total distributions to shareholders from	(0.17)	(0.18)	(2.20)	(0.56)	(0.32)	(0.06)
Net asset value, end of period	$12.19	$9.66	$9.73	$11.80	$11.03	$9.87
Total return[3]	28.00%	0.95%	2.37%	12.10%	15.56%	(0.68)%
Ratios to average net assets (annualized)
Gross expenses	3.28% *	3.82% *	4.31% *	4.18% ʚ	4.67% ʚ	5.23% ʚ
Net expenses	0.68% *	0.67% *	0.61% *	0.54% ʚ	0.54% ʚ	0.54% ʚ
Net investment income	1.23% *	1.68% *	0.95% *	0.89%	0.90%	1.21%
Supplemental data
Portfolio turnover rate[4]	85%	36%	31%	34%	31%	14%
Net assets, end of period (000s omitted)	$422	$239	$161	$170	$134	$103

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  119

Financial highlights
Dynamic Target 2055 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class C	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$9.59	$9.67	$11.75	$10.99	$9.84	$10.00
Net investment income	0.06	0.10	0.02	0.02	0.02	0.02
Payment from affiliate	0.15	0.00	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	2.56	(0.06)	0.05	1.21	1.38	(0.13)
Total from investment operations	2.77	0.04	0.07	1.23	1.40	(0.11)
Distributions to shareholders from
Net investment income	(0.12)	(0.12)	0.00	(0.10)	(0.02)	(0.05)
Net realized gains	0.00	0.00	(2.15)	(0.37)	(0.23)	0.00
Total distributions to shareholders from	(0.12)	(0.12)	(2.15)	(0.47)	(0.25)	(0.05)
Net asset value, end of period	$12.24	$9.59	$9.67	$11.75	$10.99	$9.84
Total return[3]	28.94% [4]	0.26%	1.77%	11.25%	14.68%	(1.05)%
Ratios to average net assets (annualized)
Gross expenses	3.67% *	4.40% *	5.04% *	4.93% ʚ	5.42% ʚ	5.98% ʚ
Net expenses	1.43% *	1.42% *	1.36% *	1.29% ʚ	1.30% ʚ	1.30% ʚ
Net investment income	0.53% *	0.99% *	0.18% *	0.15%	0.17%	0.47%
Supplemental data
Portfolio turnover rate[5]	85%	36%	31%	34%	31%	14%
Net assets, end of period (000s omitted)	$139	$100	$100	$121	$113	$99

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had an impact of 1.56% on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

120  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2055 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class R4	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$9.69	$9.75	$11.83	$11.05	$9.88	$10.00
Net investment income	0.17	0.21	0.10	0.14	0.13	0.07
Net realized and unrealized gains (losses) on investments	2.58	(0.07)	0.05	1.23	1.39	(0.13)
Total from investment operations	2.75	0.14	0.15	1.37	1.52	(0.06)
Distributions to shareholders from
Net investment income	(0.19)	(0.20)	(0.08)	(0.22)	(0.12)	(0.06)
Net realized gains	0.00	0.00	(2.15)	(0.37)	(0.23)	0.00
Total distributions to shareholders from	(0.19)	(0.20)	(2.23)	(0.59)	(0.35)	(0.06)
Net asset value, end of period	$12.25	$9.69	$9.75	$11.83	$11.05	$9.88
Total return[3]	28.45%	1.24%	2.58%	12.44%	15.94%	(0.55)%
Ratios to average net assets (annualized)
Gross expenses	3.01% *	3.55% *	4.02% *	3.90% ʚ	4.39% ʚ	4.95% ʚ
Net expenses	0.37% *	0.36% *	0.32% *	0.25% ʚ	0.24% ʚ	0.24% ʚ
Net investment income	1.61% *	2.04% *	1.23% *	1.19%	1.23%	1.53%
Supplemental data
Portfolio turnover rate[4]	85%	36%	31%	34%	31%	14%
Net assets, end of period (000s omitted)	$128	$101	$102	$123	$115	$99

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  121

Financial highlights
Dynamic Target 2055 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class R6	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$9.69	$9.75	$11.84	$11.06	$9.89	$10.00
Net investment income	0.18	0.22 [3]	0.12	0.16	0.14	0.08
Net realized and unrealized gains (losses) on investments	2.59	(0.07)	0.04	1.22	1.39	(0.12)
Total from investment operations	2.77	0.15	0.16	1.38	1.53	(0.04)
Distributions to shareholders from
Net investment income	(0.21)	(0.21)	(0.10)	(0.23)	(0.13)	(0.07)
Net realized gains	0.00	0.00	(2.15)	(0.37)	(0.23)	0.00
Total distributions to shareholders from	(0.21)	(0.21)	(2.25)	(0.60)	(0.35)	(0.07)
Net asset value, end of period	$12.25	$9.69	$9.75	$11.84	$11.06	$9.89
Total return[4]	28.62%	1.38%	2.70%	12.58%	16.08%	(0.43)%
Ratios to average net assets (annualized)
Gross expenses	2.86% *	3.41% *	3.87% *	3.75% ʚ	4.25% ʚ	4.80% ʚ
Net expenses	0.22% *	0.21% *	0.17% *	0.10% ʚ	0.09% ʚ	0.09% ʚ
Net investment income	1.75% *	2.18% *	1.38% *	1.34%	1.38%	1.69%
Supplemental data
Portfolio turnover rate[5]	85%	36%	31%	34%	31%	14%
Net assets, end of period (000s omitted)	$6,540	$5,031	$4,678	$5,679	$5,305	$4,579

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.17%
Year ended February 28, 2019[1]	0.14%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%
Year ended May 31, 2016[2]	0.11%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

122  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2060 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class A	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$9.66	$9.74	$11.79	$11.03	$9.88	$10.00
Net investment income	0.12	0.17 [3]	0.08	0.09	0.09	0.06
Net realized and unrealized gains (losses) on investments	2.51	(0.05)	0.06	1.23	1.39	(0.12)
Total from investment operations	2.63	0.12	0.14	1.32	1.48	(0.06)
Distributions to shareholders from
Net investment income	(0.16)	(0.20)	(0.06)	(0.20)	(0.09)	(0.06)
Net realized gains	0.00	0.00	(2.13)	(0.36)	(0.24)	0.00
Total distributions to shareholders from	(0.16)	(0.20)	(2.19)	(0.56)	(0.13)	(0.06)
Net asset value, end of period	$12.13	$9.66	$9.74	$11.79	$11.03	$9.88
Total return[4]	27.34%	1.01%	2.40%	12.12%	15.57%	(0.58)%
Ratios to average net assets (annualized)
Gross expenses	3.37% *	3.64% *	4.30% *	4.22% ʚ	4.80% ʚ	5.24% ʚ
Net expenses	0.67% *	0.66% *	0.59% *	0.53% ʚ	0.55% ʚ	0.55% ʚ
Net investment income	1.29% *	1.67% *	0.97% *	1.03%	0.92%	1.22%
Supplemental data
Portfolio turnover rate[5]	85%	36%	31%	36%	30%	14%
Net assets, end of period (000s omitted)	$407	$345	$290	$261	$127	$101

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019[1]	0.14%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Calculated based upon average shares outstanding
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  123

Financial highlights
Dynamic Target 2060 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class C	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$9.62	$9.72	$11.76	$10.99	$9.85	$10.00
Net investment income	0.06	0.10	0.02	0.02	0.02	0.02
Payment from affiliate	0.16	0.00	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	2.50	(0.07)	0.07	1.21	1.38	(0.12)
Total from investment operations	2.72	0.03	0.09	1.23	1.40	(0.10)
Distributions to shareholders from
Net investment income	(0.12)	(0.13)	0.00	(0.10)	(0.02)	(0.05)
Net realized gains	0.00	0.00	(2.13)	(0.36)	(0.24)	0.00
Total distributions to shareholders from	(0.12)	(0.13)	(2.13)	(0.46)	(0.26)	(0.05)
Net asset value, end of period	$12.22	$9.62	$9.72	$11.76	$10.99	$9.85
Total return[3]	28.36% [4]	0.16%	1.89%	11.28%	14.69%	(0.94)%
Ratios to average net assets (annualized)
Gross expenses	3.75% *	4.22% *	5.04% *	4.99% ʚ	5.55% ʚ	5.99% ʚ
Net expenses	1.43% *	1.42% *	1.35% *	1.29% ʚ	1.30% ʚ	1.30% ʚ
Net investment income	0.55% *	0.99% *	0.20% *	0.15%	0.17%	0.48%
Supplemental data
Portfolio turnover rate[5]	85%	36%	31%	36%	30%	14%
Net assets, end of period (000s omitted)	$126	$99	$100	$121	$113	$99

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had an impact of 1.66% on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

124  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2060 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class R4	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$9.73	$9.79	$11.84	$11.05	$9.89	$10.00
Net investment income	0.17	0.21	0.10	0.14	0.13	0.07
Net realized and unrealized gains (losses) on investments	2.52	(0.06)	0.06	1.22	1.39	(0.12)
Total from investment operations	2.69	0.15	0.16	1.36	1.52	(0.05)
Distributions to shareholders from
Net investment income	(0.19)	(0.21)	(0.08)	(0.21)	(0.12)	(0.06)
Net realized gains	0.00	0.00	(2.13)	(0.36)	(0.24)	0.00
Total distributions to shareholders from	(0.19)	(0.21)	(2.21)	(0.57)	(0.36)	(0.06)
Net asset value, end of period	$12.23	$9.73	$9.79	$11.84	$11.05	$9.89
Total return[3]	27.76%	1.34%	2.60%	12.46%	15.94%	(0.45)%
Ratios to average net assets (annualized)
Gross expenses	3.11% *	3.37% *	4.01% *	3.96% ʚ	4.52% ʚ	4.96% ʚ
Net expenses	0.37% *	0.36% *	0.30% *	0.25% ʚ	0.24% ʚ	0.24% ʚ
Net investment income	1.61% *	2.05% *	1.25% *	1.19%	1.23%	1.53%
Supplemental data
Portfolio turnover rate[4]	85%	36%	31%	36%	30%	14%
Net assets, end of period (000s omitted)	$127	$101	$102	$123	$115	$100

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019[1]	0.13%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016[2]	0.10%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  125

Financial highlights
Dynamic Target 2060 Fund
(For a share outstanding throughout each period)
	Year ended February 28	Year ended February 29	Year ended February 28	Year ended May 31
Class R6	2021	2020	2019 [1]	2018	2017	2016 [2]
Net asset value, beginning of period	$9.74	$9.80	$11.85	$11.06	$9.90	$10.00
Net investment income	0.19	0.23	0.12	0.16	0.14	0.08
Net realized and unrealized gains (losses) on investments	2.52	(0.06)	0.06	1.22	1.39	(0.11)
Total from investment operations	2.71	0.17	0.18	1.38	1.53	0.03
Distributions to shareholders from
Net investment income	(0.21)	(0.23)	(0.10)	(0.23)	(0.13)	(0.07)
Net realized gains	0.00	0.00	(2.13)	(0.36)	(0.24)	0.00
Total distributions to shareholders from	(0.21)	(0.23)	(2.23)	(0.59)	(0.37)	(0.07)
Net asset value, end of period	$12.24	$9.74	$9.80	$11.85	$11.06	$9.90
Total return[3]	28.03%	1.48%	2.78%	12.60%	16.09%	(0.33)%
Ratios to average net assets (annualized)
Gross expenses	2.96% *	3.23% *	3.87% *	3.81% ʚ	4.37% ʚ	4.81% ʚ
Net expenses	0.22% *	0.21% *	0.15% *	0.10% ʚ	0.09% ʚ	0.09% ʚ
Net investment income	1.76% *	2.20%	1.40% *	1.35%	1.39%	1.69%
Supplemental data
Portfolio turnover rate[4]	85%	36%	31%	36%	30%	14%
Net assets, end of period (000s omitted)	$5,939	$4,685	$4,706	$5,692	$5,312	$4,584

*	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2021	0.14%
Year ended February 29, 2020	0.17%
Year ended February 28, 2019[1]	0.14%

ʚ	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%
Year ended May 31, 2016[2]	0.11%

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[2]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales in affiliated and unaffiliated mutual funds, exchange-traded funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

126  |  Target Date Retirement Funds

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Wells Fargo Dynamic Target Today Fund (“Dynamic Target Today Fund”), Wells Fargo Dynamic Target 2015 Fund (“Dynamic Target 2015 Fund”), Wells Fargo Dynamic Target 2020 Fund (“Dynamic Target 2020 Fund”), Wells Fargo Dynamic Target 2025 Fund (“Dynamic Target 2025 Fund”), Wells Fargo Dynamic Target 2030 Fund (“Dynamic Target 2030 Fund”), Wells Fargo Dynamic Target 2035 Fund (“Dynamic Target 2035 Fund”), Wells Fargo Dynamic Target 2040 Fund (“Dynamic Target 2040 Fund”), Wells Fargo Dynamic Target 2045 Fund (“Dynamic Target 2045 Fund”), Wells Fargo Dynamic Target 2050 Fund (“Dynamic Target 2050 Fund”), Wells Fargo Dynamic Target 2055 Fund (“Dynamic Target 2055 Fund”), and Wells Fargo Dynamic Target 2060 Fund (“Dynamic Target 2060 Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund is a fund-of-funds which seeks to achieve its investment objective by investing in multiple diversified portfolios (collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of each affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of each affiliated Master Portfolio are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Wells Fargo Master Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to each Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, each Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
Consummation of the transaction will result in the automatic termination of each Fund's investment management agreement and sub-advisory agreement. Each Fund's Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of each Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolios are valued daily based on the Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Target Date Retirement Funds  |  127

Notes to financial statements
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Futures contracts
Futures contracts are agreements between each Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. Each Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values and foreign exchange rates and is subject to interest rate risk, equity price risk and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statements of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statements of Operations.
Investment transactions, income and expenses
Investments in affiliated Master Portfolios and securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Each Fund records on a daily basis its proportionate share of each affiliated Master Portfolio’s income, expenses and realized and unrealized gains and losses. Each Fund also accrues its own expenses. Income from foreign securities in each affiliated Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of each Fund's fiscal year end. Therefore, a portion of each Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund's tax

128  |  Target Date Retirement Funds

Notes to financial statements
positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of February 28, 2021, the aggregate cost of all investments for federal income tax purposes and the unrealized gains (losses) were as follows:
	Tax cost	Gross unrealized gains	Gross unrealized losses	Net unrealized gains
Dynamic Target Today Fund	$ 6,217,133	$ 755,417	$0	$ 755,417
Dynamic Target 2015 Fund	5,475,476	753,780	0	753,780
Dynamic Target 2020 Fund	6,606,298	976,519	0	976,519
Dynamic Target 2025 Fund	10,407,547	1,574,281	0	1,574,281
Dynamic Target 2030 Fund	9,391,671	1,710,030	0	1,710,030
Dynamic Target 2035 Fund	9,139,397	1,770,929	0	1,770,929
Dynamic Target 2040 Fund	7,840,846	1,727,736	0	1,727,736
Dynamic Target 2045 Fund	6,455,108	1,493,457	0	1,493,457
Dynamic Target 2050 Fund	5,579,879	1,388,683	0	1,388,683
Dynamic Target 2055 Fund	5,795,665	1,428,365	0	1,428,365
Dynamic Target 2060 Fund	5,269,067	1,331,513	0	1,331,513
Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At February 28, 2021, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:
	Paid-in capital	Total distributable earnings
Dynamic Target Today Fund	$ 616	$(616)
Dynamic Target 2015 Fund	279	(279)
Dynamic Target 2020 Fund	325	(325)
Dynamic Target 2025 Fund	(151)	151
Dynamic Target 2030 Fund	223	(223)
Dynamic Target 2035 Fund	(48)	48
Dynamic Target 2040 Fund	93	(93)
Dynamic Target 2045 Fund	148	(148)
Dynamic Target 2050 Fund	219	(219)
Dynamic Target 2055 Fund	32	(32)
Dynamic Target 2060 Fund	31	(31)
As of February 28, 2021, the Dynamic Target 2060 Fund had capital loss carryforwards which consisted of $12,802 in short-term capital losses and $4,970 in long-term capital losses.
Class allocations
The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Target Date Retirement Funds  |  129

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing each Fund’s assets and liabilities as of February 28, 2021:
Dynamic Target Today Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$ 6,976,018
Futures contracts	$ 2,325	$0	$0	$ 2,325
Total assets	$2,325	$0	$0	$6,978,343
Liabilities
Futures contracts	$ 5,793	$0	$0	$ 5,793
Total liabilities	$5,793	$0	$0	$ 5,793

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $6,976,018. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2015 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$ 6,232,196
Futures contracts	$ 2,026	$0	$0	$ 2,026
Total assets	$2,026	$0	$0	$6,234,222
Liabilities
Futures contracts	$ 4,966	$0	$0	$ 4,966
Total liabilities	$4,966	$0	$0	$ 4,966

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $6,232,196. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

130  |  Target Date Retirement Funds

Notes to financial statements
Dynamic Target 2020 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$ 7,586,664
Futures contracts	$ 2,325	$0	$0	$ 2,325
Total assets	$2,325	$0	$0	$7,588,989
Liabilities
Futures contracts	$ 6,172	$0	$0	$ 6,172
Total liabilities	$6,172	$0	$0	$ 6,172

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $7,586,664. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2025 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$ 11,986,775
Futures contracts	$ 3,979	$0	$0	$ 3,979
Total assets	$3,979	$0	$0	$11,990,754
Liabilities
Futures contracts	$ 8,926	$0	$0	$ 8,926
Total liabilities	$8,926	$0	$0	$ 8,926

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $11,986,775. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Target Date Retirement Funds  |  131

Notes to financial statements
Dynamic Target 2030 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$ 11,106,648
Futures contracts	$ 3,979	$0	$0	$ 3,979
Total assets	$3,979	$0	$0	$11,110,627
Liabilities
Futures contracts	$ 8,926	$0	$0	$ 8,926
Total liabilities	$8,926	$0	$0	$ 8,926

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $11,106,648. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2035 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$ 10,914,325
Futures contracts	$ 4,657	$0	$0	$ 4,657
Total assets	$4,657	$0	$0	$10,918,982
Liabilities
Futures contracts	$ 8,656	$0	$0	$ 8,656
Total liabilities	$8,656	$0	$0	$ 8,656

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $10,914,325. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

132  |  Target Date Retirement Funds

Notes to financial statements
Dynamic Target 2040 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$ 9,576,833
Futures contracts	$ 1,084	$0	$0	$ 1,084
Total assets	$1,084	$0	$0	$9,577,917
Liabilities
Futures contracts	$ 9,335	$0	$0	$ 9,335
Total liabilities	$9,335	$0	$0	$ 9,335

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $9,576,833. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2045 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$ 7,955,569
Futures contracts	$ 1,084	$0	$0	$ 1,084
Total assets	$1,084	$0	$0	$7,956,653
Liabilities
Futures contracts	$ 8,088	$0	$0	$ 8,088
Total liabilities	$8,088	$0	$0	$ 8,088

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $7,955,569. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Target Date Retirement Funds  |  133

Notes to financial statements
Dynamic Target 2050 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$ 6,974,898
Futures contracts	$ 1,084	$0	$0	$ 1,084
Total assets	$1,084	$0	$0	$6,975,982
Liabilities
Futures contracts	$ 7,420	$0	$0	$ 7,420
Total liabilities	$7,420	$0	$0	$ 7,420

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $6,974,898. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2055 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$ 7,230,654
Futures contracts	$ 1,084	$0	$0	$ 1,084
Total assets	$1,084	$0	$0	$7,231,738
Liabilities
Futures contracts	$ 7,708	$0	$0	$ 7,708
Total liabilities	$7,708	$0	$0	$ 7,708

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $7,230,654. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

134  |  Target Date Retirement Funds

Notes to financial statements
Dynamic Target 2060 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$ 6,603,789
Futures contracts	$ 2,026	$0	$0	$ 2,026
Total assets	$2,026	$0	$0	$6,605,815
Liabilities
Futures contracts	$ 5,235	$0	$0	$ 5,235
Total liabilities	$5,235	$0	$0	$ 5,235

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $6,603,789. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following each Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statements of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
The investment objective of each affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Seeks to replicate the total return of the Bloomberg Barclays U.S. Aggregate ex-Corporate Index, before fees and expenses
Wells Fargo Emerging Markets Bond Portfolio	Seeks to replicate the total return of the JP Morgan EMBI Global Diversified Index, before fees and expenses
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio	Seeks long-term capital appreciation
Wells Fargo Factor Enhanced International Equity Portfolio	Seeks long-term capital appreciation
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio	Seeks long-term capital appreciation
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio	Seeks long-term capital appreciation
Wells Fargo High Yield Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. High Yield Bond Index, before fees and expenses
Wells Fargo Investment Grade Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. Investment Grade Corporate Bond Index, before fees and expenses
Wells Fargo Strategic Retirement Bond Portfolio	Seeks to replicate the total return of a blended index that is weighted 50% to the Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index and 50% to the Bloomberg Barclays U.S. Government Intermediate Bond Index, before fees and expenses
Wells Fargo U.S. REIT Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. REIT Index,before fees and expenses

Target Date Retirement Funds  |  135

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of each Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the subadviser and providing fund-level administrative services in connection with each Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on each Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.150%
Next $5 billion	0.140
Over $10 billion	0.130
For the year ended February 28, 2021, the management fee was equivalent to an annual rate of 0.15% of each Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to each Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to each Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.06% as the average daily net assets of each Fund increase.
Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to each Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R4	0.08
Class R6	0.03
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for each Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through June 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

136  |  Target Date Retirement Funds

Notes to financial statements
Expense ratio caps
Class A	0.68%
Class C	1.43
Class R4	0.37
Class R6	0.22
Distribution fee
The Trust has adopted a Distribution Plan for Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class C shares
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended February 28, 2021, Funds Distributor received front-end sales charges and contingent deferred sales charges from the following Funds:
Front-end sales charges
Class A
Dynamic Target 2020 Fund	$ 5
Dynamic Target 2025 Fund	8
Dynamic Target 2030 Fund	218
Dynamic Target 2035 Fund	54
Dynamic Target 2040 Fund	14
Dynamic Target 2050 Fund	30
Dynamic Target 2055 Fund	14
Dynamic Target 2060 Fund	75
No contingent deferred sales charges were incurred by Class A shares and Class C shares for the year ended February 28, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C shares of each Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Other transactions
On August 14, 2020, Class C of each Fund received a payment from Funds Management in connection with resolving certain fee reimbursements.

Target Date Retirement Funds  |  137

Notes to financial statements
Reimbursement amount
Dynamic Target Today Fund	$1,648
Dynamic Target 2015 Fund	1,699
Dynamic Target 2020 Fund	1,768
Dynamic Target 2025 Fund	1,794
Dynamic Target 2030 Fund	1,378
Dynamic Target 2035 Fund	1,801
Dynamic Target 2040 Fund	1,690
Dynamic Target 2045 Fund	1,821
Dynamic Target 2050 Fund	1,735
Dynamic Target 2055 Fund	1,693
Dynamic Target 2060 Fund	1,632
5. INVESTMENT PORTFOLIO TRANSACTIONS
Each Fund seeks to achieve its investment objectives by investing some of its investable assets in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund's ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended February 28, 2021 were as follows:
	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Dynamic Target Today Fund	$3,269,741	$2,658,318	$2,571,520	$4,296,486
Dynamic Target 2015 Fund	2,321,347	2,594,584	1,828,762	3,979,229
Dynamic Target 2020 Fund	2,317,837	3,529,861	1,852,669	5,215,646
Dynamic Target 2025 Fund	2,426,227	5,985,986	2,117,640	8,523,860
Dynamic Target 2030 Fund	1,497,245	6,101,335	1,423,547	8,566,866
Dynamic Target 2035 Fund	1,112,399	6,199,922	1,101,838	8,651,388
Dynamic Target 2040 Fund	751,738	6,078,128	744,602	8,323,908
Dynamic Target 2045 Fund	398,527	5,115,520	394,743	7,022,221
Dynamic Target 2050 Fund	190,573	4,625,581	188,764	6,350,106
Dynamic Target 2055 Fund	197,401	4,780,335	195,527	6,569,398
Dynamic Target 2060 Fund	181,261	4,419,901	179,541	6,058,230

138  |  Target Date Retirement Funds

Notes to financial statements
6. DERIVATIVE TRANSACTIONS
During the year ended February 28, 2021 , the following Funds entered into futures contracts for to gain market exposure to certain asset classes consistent with an active asset allocation strategy. The volume of each Fund’s futures contracts during the year ended February 28, 2021 was as follows:
	Average notional balance
	Long futures	Short futures
Dynamic Target Today Fund	$261,459	$370,183
Dynamic Target 2015 Fund	340,047	438,891
Dynamic Target 2020 Fund	377,290	535,431
Dynamic Target 2025 Fund	633,303	884,344
Dynamic Target 2030 Fund	627,996	859,190
Dynamic Target 2035 Fund	600,992	876,555
Dynamic Target 2040 Fund	528,002	865,836
Dynamic Target 2045 Fund	460,149	668,190
Dynamic Target 2050 Fund	421,089	602,521
Dynamic Target 2055 Fund	426,467	616,484
Dynamic Target 2060 Fund	414,898	590,340
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
Dynamic Target Today Fund	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$106,803	$ (30,326)
Interest rate risk	3,208	0
Foreign currency risk	(38,627)	0
	$ 71,384	$(30,326)

Dynamic Target 2015 Fund	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$ 60,045	$ (29,798)
Interest rate risk	3,208	0
Foreign currency risk	(26,895)	0
	$ 36,358	$(29,798)

Dynamic Target 2020 Fund	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$101,915	$ (32,813)
Interest rate risk	3,208	0
Foreign currency risk	(33,832)	0
	$ 71,291	$(32,813)

Target Date Retirement Funds  |  139

Notes to financial statements
Dynamic Target 2025 Fund	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$ 231,350	$ (53,867)
Interest rate risk	(2,385)	0
Foreign currency risk	(49,677)	0
	$179,288	$(53,867)

Dynamic Target 2030 Fund	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$ 219,190	$ (49,368)
Interest rate risk	(2,385)	0
Foreign currency risk	(38,627)	0
	$178,178	$(49,368)

Dynamic Target 2035 Fund	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$ 245,354	$ (46,365)
Interest rate risk	(1,394)	0
Foreign currency risk	(38,627)	0
	$205,333	$(46,365)

Dynamic Target 2040 Fund	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$ 158,789	$ (52,672)
Interest rate risk	(84)	0
Foreign currency risk	(38,627)	0
	$120,078	$(52,672)

Dynamic Target 2045 Fund	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$ 164,211	$ (33,767)
Interest rate risk	2,217	0
Foreign currency risk	(32,936)	0
	$133,492	$(33,767)

Dynamic Target 2050 Fund	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$ 151,889	$ (20,462)
Interest rate risk	3,208	0
Foreign currency risk	(26,895)	0
	$128,202	$(20,462)

Dynamic Target 2055 Fund	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$ 174,810	$ (20,750)
Interest rate risk	3,208	0
Foreign currency risk	(26,895)	0
	$151,123	$(20,750)

140  |  Target Date Retirement Funds

Notes to financial statements
Dynamic Target 2060 Fund	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$ 140,800	$ (17,335)
Interest rate risk	3,208	0
Foreign currency risk	(26,895)	0
	$117,113	$(17,335)
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby each Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended February 28, 2021, there were no borrowings by each Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended February 28, 2021 and February 29, 2020 were as follows:
	Ordinary income		Long-term capital gain
	2021	2020	2021
Dynamic Target Today Fund	$191,500	$150,873	$115,329
Dynamic Target 2015 Fund	120,829	138,511	79,715
Dynamic Target 2020 Fund	139,293	145,581	48,516
Dynamic Target 2025 Fund	195,594	186,155	42,145
Dynamic Target 2030 Fund	171,491	157,771	39,374
Dynamic Target 2035 Fund	172,676	147,304	0
Dynamic Target 2040 Fund	150,029	134,970	0
Dynamic Target 2045 Fund	129,602	126,318	0
Dynamic Target 2050 Fund	114,109	119,972	0
Dynamic Target 2055 Fund	117,633	117,684	0
Dynamic Target 2060 Fund	109,442	120,288	0

Target Date Retirement Funds  |  141

Notes to financial statements
As of February 28, 2021, the components of distributable earnings on a tax basis were as follows:
	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
Dynamic Target Today Fund	$ 68,089	$ 37,305	$ 755,417	$ 0
Dynamic Target 2015 Fund	63,426	34,774	753,780	0
Dynamic Target 2020 Fund	69,467	63,461	976,519	0
Dynamic Target 2025 Fund	104,228	109,600	1,574,281	0
Dynamic Target 2030 Fund	123,097	103,738	1,710,030	0
Dynamic Target 2035 Fund	114,208	117,149	1,770,929	0
Dynamic Target 2040 Fund	58,682	48,423	1,727,736	0
Dynamic Target 2045 Fund	33,357	26,047	1,493,457	0
Dynamic Target 2050 Fund	16,093	1,389	1,388,683	0
Dynamic Target 2055 Fund	26,716	20,921	1,428,365	0
Dynamic Target 2060 Fund	15,146	0	1,331,513	(17,772)
9. CONCENTRATION RISK
As of February 28, 2021, the Funds were primarily owned by Wells Fargo. Investment by and/or voting activities of Wells Fargo with respect to its holdings in each Fund could have a material impact on the Fund. At February 28, 2021, Wells Fargo’s ownership of each Fund was as follows:
% of ownership
Dynamic Target Today Fund	82.17%
Dynamic Target 2015 Fund	92.59
Dynamic Target 2020 Fund	77.65
Dynamic Target 2025 Fund	50.44
Dynamic Target 2030 Fund	54.88
Dynamic Target 2035 Fund	57.46
Dynamic Target 2040 Fund	63.31
Dynamic Target 2045 Fund	78.20
Dynamic Target 2050 Fund	89.46
Dynamic Target 2055 Fund	86.56
Dynamic Target 2060 Fund	94.77
10. INDEMNIFICATION
Under each Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to each Fund. Each Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under each Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, each Fund may enter into contracts with service providers that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated.
11. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years,

142  |  Target Date Retirement Funds

Notes to financial statements
and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
12. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Target Date Retirement Funds  |  143

Report of independent registered public accounting firm
To the Shareholders of the Funds and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Wells Fargo Dynamic Target Today Fund, Wells Fargo Dynamic Target 2015 Fund, Wells Fargo Dynamic Target 2020 Fund, Wells Fargo Dynamic Target 2025 Fund, Wells Fargo Dynamic Target 2030 Fund, Wells Fargo Dynamic Target 2035 Fund, Wells Fargo Dynamic Target 2040 Fund, Wells Fargo Dynamic Target 2045 Fund, Wells Fargo Dynamic Target 2050 Fund, Wells Fargo Dynamic Target 2055 Fund, and Wells Fargo Dynamic Target 2060 Fund (collectively, the Funds), eleven of the funds constituting Wells Fargo Funds Trust, including the portfolios of investments, as of February 28, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the period from November 30, 2015 (commencement of operations) to February 28, 2021. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the period from November 30, 2015 to February 28, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2021, by correspondence with the transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
April 27, 2021

144  |  Target Date Retirement Funds

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended February 28, 2021:
Dividends-received deduction
Dynamic Target Today Fund	11.72%
Dynamic Target 2015 Fund	15.02
Dynamic Target 2020 Fund	18.57
Dynamic Target 2025 Fund	22.63
Dynamic Target 2030 Fund	23.65
Dynamic Target 2035 Fund	25.29
Dynamic Target 2040 Fund	32.46
Dynamic Target 2045 Fund	35.99
Dynamic Target 2050 Fund	40.82
Dynamic Target 2055 Fund	38.09
Dynamic Target 2060 Fund	40.98
Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as a 20% rate gain distribution for the fiscal year ended February 28, 2021:
20% rate gain distribution
Dynamic Target Today Fund	$115,329
Dynamic Target 2015 Fund	79,715
Dynamic Target 2020 Fund	48,516
Dynamic Target 2025 Fund	42,145
Dynamic Target 2030 Fund	39,374

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Other information (unaudited)
Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended February 28, 2021 have been designated as qualified dividend income (QDI):
QDI
Dynamic Target Today Fund	$41,222
Dynamic Target 2015 Fund	33,447
Dynamic Target 2020 Fund	47,730
Dynamic Target 2025 Fund	83,455
Dynamic Target 2030 Fund	78,048
Dynamic Target 2035 Fund	85,242
Dynamic Target 2040 Fund	97,225
Dynamic Target 2045 Fund	93,958
Dynamic Target 2050 Fund	94,685
Dynamic Target 2055 Fund	91,000
Dynamic Target 2060 Fund	91,051
For the fiscal year ended February 28, 2021, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:
Interest-related dividends
Dynamic Target Today Fund	$ 73,966
Dynamic Target 2015 Fund	52,697
Dynamic Target 2020 Fund	52,462
Dynamic Target 2025 Fund	57,594
Dynamic Target 2030 Fund	38,137
Dynamic Target 2035 Fund	30,781
Dynamic Target 2040 Fund	20,020
Dynamic Target 2045 Fund	11,803
Dynamic Target 2050 Fund	6,570
Dynamic Target 2055 Fund	6,751
Dynamic Target 2060 Fund	6,275
For the fiscal year ended February 28, 2021, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:
Short-term capital gain dividends
Dynamic Target Today Fund	$ 49,127
Dynamic Target 2015 Fund	1,190

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Other information (unaudited)
For the fiscal year ended February 28, 2021, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:
% of U.S. government income
Dynamic Target Today Fund	10.32%
Dynamic Target 2015 Fund	11.68
Dynamic Target 2020 Fund	9.94
Dynamic Target 2025 Fund	7.44
Dynamic Target 2030 Fund	5.30
Dynamic Target 2035 Fund	4.14
Dynamic Target 2040 Fund	3.06
Dynamic Target 2045 Fund	1.98
Dynamic Target 2050 Fund	1.09
Dynamic Target 2055 Fund	1.09
Dynamic Target 2060 Fund	1.09
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Target Date Retirement Funds  |  147

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

148  |  Target Date Retirement Funds

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Appendix I (unaudited)
On February 28, 2021, the Wells Fargo Dynamic Target Blended Indexes were composed of the following indexes:
	Wells Fargo Dynamic Target Today Blended Index	Wells Fargo Dynamic Target 2015 Blended Index	Wells Fargo Dynamic Target 2020 Blended Index
Bloomberg Barclays U.S. Aggregate ex-Corporate Index	29.57%	25.86%	22.18%
Bloomberg Barclays U.S. Government Intermediate Bond Index	5.00%	4.38%	3.75%
Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index	5.00%	4.38%	3.75%
JP Morgan EMBI Global Diversified Index	2.52%	2.21%	1.89%
MSCI Emerging Markets (Net) (USD)	2.96%	3.51%	4.07%
MSCI World ex USA Index (Net) (USD)	9.88%	11.73%	13.58%
Russell 1000 Total Return	19.07%	22.65%	26.23%
Russell 2000 Total Return	4.76%	5.65%	6.54%
Wells Fargo U.S. High Yield Bond Index	2.52%	2.21%	1.89%
Wells Fargo U.S. Investment Grade Corporate Bond Index	15.39%	13.46%	11.54%
Wells Fargo U.S. REIT Index	3.33%	3.96%	4.58%
Average annual total returns (%) as of February 28, 2021
	1 year	5 year	10 year
Bloomberg Barclays U.S. Aggregate ex-Corporate Index1*	0.66	2.74	–
Bloomberg Barclays U.S. Government Intermediate Bond Index[2]	1.5	2.25	2.34
Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index[3]	5.97	3.67	2.71
JP Morgan EMBI Global Diversified Index[4]	0.91	5.94	5.86
MSCI Emerging Markets (Net) (USD)[5]	36.05	15.24	4.41
MSCI World ex USA Index (Net) (USD)[6]	22.15	9.81	4.73
Russell 1000 Index[7]	34.28	17.37	13.58
Russell 2000 Index[8]	51	17.92	11.86
Wells Fargo U.S. High Yield Bond Index9**	10.15	–	–
Wells Fargo U.S. Investment Grade Corporate Bond Index10**	2.6	–	–
Wells Fargo U.S. REIT Index11***	4.39	–	–
*	The inception date of the index is December 2015.
**	The inception date of the index is April 2017.
***	The inception date is March 2017.
[1]	The Bloomberg Barclays U.S. Aggregate ex-Corporate Index is a broad-based benchmark that includes Treasuries, government-related securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). You cannot invest directly in an index.
[2]	The Bloomberg Barclays U.S. Government Intermediate Bond Index is an unmanaged index composed of U.S. government securities with maturities in the 1- to 10-year range, including securities issued by the U.S. Treasury and U.S. government agencies. You cannot invest directly in an index.
[3]	Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market with maturities more than 1 year and less than 10 years. Federal Reserve holdings of U.S. TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index. You cannot invest directly in an index.
[4]	The JP Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index is a composite index representing an unleveraged investment in emerging market bonds that is broadly based across the spectrum of emerging market bonds and includes reinvestment of income (to represent real assets). You cannot invest directly in an index.

152  |  Target Date Retirement Funds

Appendix I (unaudited)
Wells Fargo Dynamic Target 2025 Blended Index	Wells Fargo Dynamic Target 2030 Blended Index	Wells Fargo Dynamic Target 2035 Blended Index	Wells Fargo Dynamic Target 2040 Blended Index	Wells Fargo Dynamic Target 2045 Blended Index	Wells Fargo Dynamic Target 2050 Blended Index	Wells Fargo Dynamic Target 2055 Blended Index	Wells Fargo Dynamic Target 2060 Blended Index
18.64%	14.30%	11.84%	8.88%	5.92%	2.96%	2.96%	2.96%
1.75%	0.42%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
1.75%	0.42%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
1.58%	1.20%	1.00%	0.75%	0.50%	0.25%	0.25%	0.25%
5.14%	6.30%	6.96%	7.65%	8.19%	8.74%	8.74%	8.74%
17.10%	20.99%	23.44%	25.50%	27.36%	29.26%	29.26%	29.26%
31.58%	37.17%	39.68%	41.48%	43.56%	45.60%	45.60%	45.60%
7.93%	9.30%	9.92%	10.37%	10.89%	11.40%	11.40%	11.40%
1.58%	1.20%	1.00%	0.75%	0.50%	0.25%	0.25%	0.25%
9.70%	7.45%	6.16%	4.62%	3.08%	1.54%	1.54%	1.54%
3.25%	1.25%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
[5]	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[6]	The MSCI USA Minimum Volatility Index (Net) (USD) aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints). You cannot invest directly in an index.
[7]	The MSCI World ex USA Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. You cannot invest directly in an index.
[8]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
[9]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
[10]	The Wells Fargo U.S. High Yield Bond Index is a rules-based index designed to measure the performance of U.S. dollar-denominated below investment-grade corporate debt issued by U.S. or foreign issuers that have a remaining maturity of at least one year, regardless of optionality; it is constructed to provide increased diversification and liquidity versus traditional passive high yield bond indexes. You cannot invest directly in an index.
[11]	The Wells Fargo U.S. Investment Grade Corporate Bond Index is a rules-based index designed to measure the performance of publicly issued U.S. dollar-denominated investment grade, fixed rate corporate bonds issued by U.S. or foreign issuers that have a remaining maturity of at least one year, regardless of optionality; it is constructed to provide increased diversification and liquidity versus traditional passive corporate credit indexes. You cannot invest directly in an index.
[12]	The Wells Fargo U.S. REIT Index is a float-adjusted, capitalization-weighted index of all applicable NYSE MKT or NASDAQ-listed classes of REIT stock that satisfy specified market capitalization and other eligibility requirements. You cannot invest directly in an index.

Target Date Retirement Funds  |  153

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Funds' website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Wells Fargo Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Funds' website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0321-00285 04-21
ADTD/AR104 02-21

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended February 28, 2021	Fiscal year ended February 29, 2020
Audit fees	$441,120	$276,730
Audit-related fees	—	—
Tax fees (1)	91,770	58,890
All other fees	—	—

	$532,890	$335,620

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management.

Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	April 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	April 27, 2021

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	April 27, 2021